As Filed with the Securities and Exchange Commission on June 14, 2005

Registration No.  333-111851

======================================================================================

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

____________________________

PRE-EFFECTIVE AMENDMENT NUMBER 6

TO FORM SB-2

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

____________________________

HEALTH SCIENCES GROUP, INC.

(Exact Name of Registrant as Specified in its Charter)

Colorado (State or other jurisdiction of incorporation or organization)	2833 (Primary Standard Industrial Classification Code Number)	91-2079221 (I.R.S. Employer Identification Number)

Howard Hughes Center

6080 Center Drive, 6th Floor

Los Angeles, California 90045

(310) 242-6700

(Address of Principal Executive Offices)

____________________________

Fred E. Tannous, Chief Executive Officer

Howard Hughes Center

6080 Center Drive, 6th Floor

Los Angeles, California 90045

(310) 242-6700

(Name, address, including zip code, and telephone number, including area code, of Agent for Service)

____________________________

Copies to

Leib Orlanski, Esq.

Kirkpatrick & Lockhart LLP

10100 Santa Monica Blvd., 7th Floor

Los Angeles, CA  90067

Telephone (310) 552-5000 Facsimile (310) 552-5001

____________________________

Approximate date of commencement of proposed sale to the public:

From time to time after the effective date of this Registration Statement

F-1

If any of the securities being registered on this form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, check the following box.  ☒

If this form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. ☐

If this form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering.  ☐

If this form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement the same offering.  ☐

If delivery of the prospectus is expected to be made pursuant to Rule 434, please check the following box.  ☐

CALCULATION OF REGISTRATION FEE

Title of each class of securities to be registered	Amount to be registered(1)(9)	Proposed Maximum offering price per share(8)	Proposed Maximum Aggregate offering price	Amount of registration fee
Common Stock, $.001 par value	3,298,222(1) (9)	$ 0.90 (8)	$ 2,968,400	$ 376
Common Stock, $.001 par value	1,002,293(2)	$ 0.90 (8)	$ 902,064	$ 114
Common Stock, $.001 par value	500,000(3)	$ 0.90 (8)	$ 450,000	$ 57
Common Stock, $.001 par value	2,352,948(4) (9)	$ 0.90 (8)	$ 2,117,653	$ 268
Common Stock, $.001 par value	941,177(5)(9)	$ 0.90 (8)	$ 847,059	$ 107
Common Stock, $.001 par value	500,000(6)(9)	$ 0.90 (8)	$ 450,000	$ 57
Common Stock, $.001 par value	100,000(7)(9)	$ 0.90 (8)	$ 90,000	$ 11
TOTAL	8,694,640		TOTAL	$ 990

(1)

Represents 2,352,948 shares issuable upon conversion of 2,352,948 shares of Series A Convertible Preferred Stock at a conversion price of $0.85 per share and 29,732 shares issued at the estimated value of $1.35 per share, in lieu of cash dividends for the Quarter ended September 30, 2003, 95,938 shares issued pursuant to the Registration Rights Agreement as charges for filing this Registration Statement after October 18, 2003, 66,663 shares issued at an estimated value of $1.20 per share, in lieu of cash dividends for the Quarters ended December 31, 2003 and March 31, 2004, 141,178 shares issued as charges for not procuring the effectiveness of this registration statement under the Registration Rights Agreement by January 3, 2004, 188,235 shares issued at an estimated value of $0.85 per share, in lieu of cash dividends for the Quarters ended June 30, 2004, September 30, 2004, December 31, 2004 and March 31, 2005, and 423,527 shares issued as charges for not procuring the effectiveness of this registration statement under the Registration Rights Agreement by February 28, 2005.

(2)

Represents shares as to which the Company previously granted piggyback registration rights.

(3)

Represents shares which were granted to Spencer Trask Ventures, Inc. pursuant to a Consulting Agreement.

(4)

Represents shares which are issuable upon exercise of warrants at $1.10 per share issued to the holders of the Series A Convertible Preferred Stock.

(5)

Represents 470,588 shares which are issuable upon exercise of warrants at $.85 per share, and 470,589 shares upon exercise of warrants at $1.10 per share issued to Spencer Trask Ventures, Inc., in connection with the placement of the Series A Convertible Preferred Stock.

(6)

Represent shares which are issuable to Blue &Gold Enterprises, LLC upon exercise of warrants at $1.25 per share.

(7)

Represents shares which are issuable to Shai Stern upon exercise of a warrant at $1.10 per share.

(8)

Estimated pursuant to Rule 457(c) of the Securities Act of 1933, based on the average of the high and low prices of the common stock, as reported in the Over the Counter Bulletin Board as of  May 31, 2005, solely for the purpose of computing the registration fee.

(9)

In accordance with Rule 416 of the Securities Act, the registration also covers such indeterminate amount of additional shares of common stock as may be issuable upon conversion of the Series A Convertible Preferred Stock and the warrants to prevent dilution as a result of stock splits, stock dividends and the anti-dilution provisions applicable to the Series A Convertible Preferred Stock and the warrants.

_______________________________

The registrant hereby amends this registration statement on such date or dates as may be necessary to delay its effective date until the registrant shall file a further amendment which specifically states that this registration statement shall hereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the registration statement shall become effective on such date as the Commission, acting pursuant to such Section 8(a), may determine.

PROSPECTUS

Subject to Completion, Dated June ____, 2005

8,694,640 Shares

HEALTH SCIENCES GROUP, INC.

COMMON STOCK

This prospectus covers up to 8,694,640 shares of common stock of Health Science Group, Inc. that may be sold from time to time by the selling shareholders named in this prospectus.  The shares covered by this prospectus consist of (i) 2,352,948 shares issuable upon conversion of 2,352,948 shares of Series A Convertible Preferred Stock, (ii) 945,273 shares issued as dividends on such shares and for charges related to filing and effectiveness of the Registration Statement, (iii) 1,002,293 shares as to which we previously granted piggyback rights to certain selling shareholders, (iv) 500,000 shares issued to Spencer Trask Ventures, Inc. designees, subject to a lock-up agreement, (v) 2,352,948 shares issuable upon exercise of warrants at $1.10 per share issued to the holders of the Series A Convertible Preferred Stock, (vi) 941,177 shares issuable to Spencer Trask Ventures, Inc. designees, upon exercise of warrants at $1.10 and $.85 per share, (vii) 500,000 shares issuable to Blue & Gold Enterprises, LLC, upon exercise of a warrant at $1.25 per share, and (viii) 100,000 shares issuable upon exercise of a warrant at $1.10 per share.  We will not receive any proceeds from the sales of the common stock by the selling shareholders.

____________________________

Our common stock is traded on the Over-The-Counter Bulletin Board maintained by the National Association of Securities Dealers, Inc. under the symbol “HESG.OB.”

____________________________

The securities offered by this prospectus involve a high degree of risk.  See “Risk Factors” beginning on page 6.

____________________________

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or determined if this prospectus is truthful or complete.  Any representation to the contrary is a criminal offense.

____________________________

The date of this prospectus is ______________, 2005

[Printed on Left side panel]  The information in this prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This prospectus is not an offer to sell these securities and we are not soliciting offers to buy these securities in any state where the offer or sale is not permitted.

INSIDE FRONT COVER

TABLE OF CONTENTS

Page

PROSPECTUS SUMMARY

1

RISK FACTORS

5

CAPITALIZATION

10

USE OF PROCEEDS

11

MARKET FOR COMMON STOCK AND RELATED SHAREHOLDER MATTERS

11

DIVIDEND POLICY

11

SELECTED CONSOLIDATED FINANCIAL DATA

11

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION

  AND RESULTS OF OPERATIONS

13

SELECTED FINANCIAL DATA ON QUALITY BOTANICAL INGREDIENTS, INC.

33

BUSINESS

33

MANAGEMENT

43

CERTAIN TRANSACTIONS

49

DESCRIPTION OF CAPITAL STOCK

52

SHARES ELIGIBLE FOR FUTURE SALE

55

THE SELLING SHAREHOLDERS

56

PLAN OF DISTRIBUTION

59

LEGAL MATTERS

60

EXPERTS

60

ADDITIONAL INFORMATION

60

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WHERE YOU CAN FIND MORE INFORMATION

We file annual and special reports and other information with the SEC. Certain of our SEC filings are available over the Internet at the SEC’s web site at http://www.sec.gov.  You may also read and copy any document we file with the SEC at its public reference facilities:

Public Reference Room Office

450 Fifth Street, N.W.

Room 1024

Washington, D.C.  20549

You may also obtain copies of the documents at prescribed rates by writing to the Public Reference Section of the SEC at 450 Fifth Street, N.W., Room 1024, Washington, D.C. 20549.  Callers in the United States can also call 1-800-732-0330 for further information on the operations of the public reference facilities.

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PROSPECTUS SUMMARY

You should read the following summary together with the more detailed information regarding our company and the common stock being sold in this offering, including “Risk Factors” and our consolidated financial statements and related notes, included elsewhere in, or incorporated by reference into, this prospectus.

Our Company

We are a vertically integrated provider of innovative products and services in the nutraceutical and cosmeceutical industries.  When we use the term “vertically integrated” we mean that we purchase raw materials and manufacture the end product from such materials.  The term “nutraceutical” means nutritional food supplements.  The term “cosmeceutical” means products which improve the appearance of the skin.

We offer value-added ingredients, bioactive formulations, and proprietary technologies used in nutritional supplements, functional foods and beverages, and skin care products.  When we use the term “bioactive formulations” we mean formulations of vitamins, herbs, minerals and other chemical compounds, which when ingested, affect the chemical processes taking place within the human organism.  The term “value-added ingredients” means raw materials, such as herbs, which are combined, processed and formulated in accordance with customer specifications and as a result have greater value to the customer than the raw material value of the ingredients.  “Nutritional supplements” means vitamins, minerals, herbs and chemical compounds designed to supplement nutrients derived from food for the purpose of maintaining the bodily requirements for proper health and nutrition.  “Functional foods” means nutritional supplements which provide some of the same material elements as found in foods.

We develop and sell high-margin products based on proprietary technologies in the areas of transdermal drug delivery, cosmeceuticals, and integrative medicine to customers who manufacture and distribute compounded pharmaceuticals, functional foods, skin care products and cosmetics.  By “transdermal” drug delivery we mean the ability of a lotion to penetrate the human skin and deliver a chemical compound into the bloodstream.  By “integrative medicine” we mean the combination of traditional medicine with alternative health care treatments.

We also developed a number of proprietary formulations which combine vitamins, herbs and other food supplements with traditional over-the-counter generic drugs.

Our business strategy is to develop new customer relationships in our core business, expand our marketing program by increasing existing product lines, marketing through new outlets and securing new distribution relationships, and by so doing increase our revenues.  We had net losses attributed to common shareholders of $10,949,657, $8,447,276, and $4,283,936 for our fiscal years ended in December 31, 2004, 2003, and 2002.  Our cumulative losses for the last three years amount to $13,466,308.  Our losses are substantial and increasing.

Our product offerings fall into the categories which are described below:

Transdermal Products.  We produce and sell a line of topical and transdermal drug delivery products in the form of a neutral base to which prescribed drugs can be added thereby enabling medicinal and therapeutic treatments to penetrate the skin.  These products include a variety of Hormone Replacement Therapy (HRT) bases, high absorption liposomal bases, anti-inflammatory bases and various skin care products, such as moisturizers and sunscreens.

New Products.  We plan to introduce a new product line, called CoCare™, which is based on pharmaceutical and nutraceutical ingredient combinations.  Our CoCare™ products are based upon our patented technology which combines over-the-counter pharmaceutical drugs with synergistic herbal ingredients.  Our CoCare ™ product line includes a combination of an anti-inflammatory product such as acetametophin with a synergistic formulation of select anti-oxidants such as green tea, astragalus root and elderberry and a liver protectant such as the herb, milk thistle.  We also have patents pending for products which include combinations of over the counter acid reflux, migraine headache and pain relief products combined with herbal products that mix synergistically with the over-the counter pharmaceutical product with which it is combined.

We have recently introduced and commenced marketing branded nutraceutical products addressing weight loss, cholesterol reduction, diabetes management and arthritis relief, under the Swiss Research™ brand.

Summary of Risk Factors

The following summarizes the risk factors which are set forth below under heading, “RISK FACTORS”, as follows:

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•

Our auditors have provided a “going concern” qualification to our consolidated financial statements.

•

There is a risk that we will be unable to obtain additional funds as we need them.

•

We face significant competition.

•

There is a risk that we may not be able to establish a marketing organization.

•

There may be insufficient consumer acceptance of integrative medicine products.

•

We may not be able to establish strategic alliances in order to market our products.

•

Government regulation could adversely affect the vitamin and supplement business.

•

We may be unable to retain or acquire additional skilled employees.

The Offering

Common stock offered by selling shareholders	8,694,640 shares

Common stock to be outstanding after the offering	29,498,135 shares

Use of proceeds	We will not receive any proceeds from the sale of the common stock.

OTC Bulletin Board	HESG.OB

The above information is based on 23,155,123 shares of common stock outstanding as of May 31, 2005 which includes 2,351,628 shares being registered herein, assumes conversion into common stock of 2,352,948 shares of Series A Convertible Preferred Stock, and exercise of 2,352,948 warrants by the Series A Preferred Shareholders, 941,177 warrants by the designees of Spencer Trask Ventures, Inc., 500,000 warrants by Blue & Gold Enterprises, LLC and 100,000 warrants by Shai Stern and excludes:

•

4,106,000 shares of common stock issuable upon exercise of outstanding vested stock options at exercise prices ranging from $0.00 to $3.10 per share;

•

10,861,982 shares of common stock issuable upon exercise of outstanding warrants at exercise prices ranging from $0.60 to $1.60 per share;

•

88,235 shares of common stock issuable upon exercise of a warrant held by First Montauk Securities, a placement agent, exercisable at $.85 per share, issued in connection with a private placement of Series B Convertible Preferred Stock; (i) 441,180 shares issuable upon exercise of a Series B warrant at $1.25 per share issued to the purchasers of the Series B Convertible Preferred Stock; (ii) 441,180 shares issuable upon exercise of a Series C warrant at $1.50 per share issued to the purchasers of the Series B Convertible Preferred Stock; (iii) 1,439,094 shares of common stock issuable upon exercise of warrants, exercisable at $1.60 per share, issued to the purchasers of the Series C Convertible Preferred Stock; (iv) 205,882 shares of common stock issuable upon exercise of a warrant at $1.10 per share, issued pursuant to a $7,500,000 Equity Line Agreement, and 30,882 shares of common stock issuable upon exercise of a warrant issued to a firm as commission related to the Equity Line Agreement;

•

Up to 1,000,000 shares of common stock issuable upon exercise of performance stock options, issued to Jacob Engel, at exercise prices ranging from $1.25 to $2.75 per share, the exact amount, if any, is being negotiated;

•

Up to 1,500,000 shares of common stock issuable upon exercise of a callable performance, contingent warrant issued to Steven Antebi, exercisable at prices ranging from $1.25 to $2.75 per share, the exact amount, if any, is being negotiated;.

•

933,691 shares of common stock issuable upon conversion of $245,000 and $415,000 of the 12% Debentures;.

2

•

882,353 shares of common stock issuable upon conversion of 30 shares of Series B Preferred Stock at conversion price of $0.85 per share;.

•

2,878,188 shares of common stock issuable upon conversion of 3,166 shares of Series C Convertible preferred stock, at a conversion price of $1.10 per share.

Additional Information

Our executive offices are located at 6080 Center Drive, 6th Floor, Los Angeles, California 90045, and our telephone number is (310) 242-6700.  We are a Colorado corporation.

In this prospectus, the terms “we,” “us,” and “our” refer to Health Sciences Group, Inc., a Colorado corporation and its consolidated subsidiaries, as appropriate in the context, and, unless the context otherwise requires, “common stock” refers to the common stock, par value $0.001 per share, of Health Sciences Group, Inc., to which we may also refer as “HESG”.

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Summary Consolidated Financial Data

	Three Months Ended March 31,	Three Months Ended March 31,	Year ended December 31,
	2005	2004	2004	2003

Consolidated Statements of Operations Data:
Net sales	$202,975	$ 1,028,382	$3,257,337	$ 5,365,079
Cost of sales	87,538	901,850	2,846,026	4,366,660
Operating expenses	2,096,489	1,128,478	5,461,058	4,801,775
Operating loss	(1,981,052)	(1,001,946)	(5,049,747)	(3,803,296)
Loss from discontinued operations ………………………. Other income (expenses)	- (2,257,799)	(365,499) 191,263	(3,548,812) 41,318	(2,060,790 (1,554,976)
Net loss	(4,238,851)	(1,176,182)	(10,442,265)	(7,419,062)
Preferred Dividends	(84,248)	(19,253)	(507,392)	(1,028,214)
Net loss attributable to common shareholders	(4,323,099) =============	(1,195,435) =============	$(10,949,657) =============	$ (8,447,276) =============
Basic and diluted loss per common share	$ (0.22) =============	$ (0.09) =============	$ (0.78) =============	$ (0.76) =============
Basic and diluted weighted average common shares outstanding	20,040,199 ============	13,054,193 =============	4,125,035 =============	11,101,217 =============

	Three Months Ended March 31, 2005	December 31, 2004	December 31, 2003
Balance Sheet Data:
Cash and cash equivalents	2,093,278	240,532	$ 121,077
Working capital	(2,234,031)	(5,425,151)	53,887
Total current assets	2,277,580	760,749	6,285,410
Total assets	6,592,680	4,401,273	10,900,021
Total current liabilities	4,511,611	6,185,900	6,231,523
Total liabilities	13,191,522	9,792,425	9,921,633
Total stockholders’ (deficit) equity	(6,598,842)	(5,391,152)	978,388

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RISK FACTORS

This offering and any investment in our common stock involve a high degree of risk.  You should carefully consider the risks described below and all of the information contained in this prospectus before deciding whether to purchase our common stock.  If any of the following risks actually occur, our business, financial condition and results of operations could be harmed.  The trading price of our common stock could decline, and you may lose all or part of your investment in our common stock.

RISKS RELATED TO OUR COMPANY

The auditors’ report contains a statement that our net loss and limited working capital raise substantial doubt about our ability to continue as a going concern.

Our independent certified public accountants have stated in their report included elsewhere in this prospectus that we have incurred losses from operations and have limited working capital that raise substantial doubt about our ability to continue as a going concern.  We had net losses attributable to common shareholders of $10,949,657, $8,447,276, and $4,283,936 for our fiscal years ended in December 31, 2004, 2003 and 2002.  Our cumulative losses for the last three years amount to $23,680,869.  We hope to continue to fund operations through additional debt and equity financing arrangements that we believe may be sufficient to fund our capital expenditures, working capital, and other cash requirements for the year ending December 31, 2004.  The successful outcome of future financing activities cannot be determined at this time and there are no assurances that if achieved, we will have sufficient funds to execute our intended business plan or generate positive operational results.

There is a risk that we will be unable to obtain additional funds to expand or grow our business.

We have limited cash liquidity and capital resources.  If we engage in acquisitions or seek to expand operations or grow our business, we will need to raise funds in amounts necessary to finance any such acquisitions, expansion or growth.  There can be no assurance that we will be able to raise any such additional funds.  Moreover, if we obtain debt financing, there can be no assurance we will be able to service the debt.

We may be liable for the entire balance of the secured debt obligation of our discontinued wholly-owned subsidiary, Quality Botanical Ingredients, Inc.

We are a guarantor of the secured credit facility issued to QBI by La Salle Business Credit, LLC pursuant to a Continuing Unconditional Corporate Guaranty dated as of February 21, 2003.  Possession of and control over QBI’s assets were turned over to La Salle Business Credit, LLC, QBI’s primary secured lender, for liquidation.  Proceeds from the sale of such assets have been used to repay QBI’s creditors for outstanding obligations of approximately $1.7 million.  Although the sales of QBI’s assets and collection of outstanding receivables are expected to significantly reduce this amount, we may be liable for the entire balance if the sale of such assets is unsuccessful.  At this time, management can not provide an accurate estimate of the expected proceeds from the sale of such assets.

The discontinuation of Quality Botanical Ingredients’ and Xcel HealthCare operations will decrease our consolidated revenues and may have a material adverse affect on our business.

In October 2004, our Board of Directors elected to discontinue operations of our wholly-owned subsidiary, Quality Botanical Ingredients, Inc., and in May 2005, our Board of Directors elected to discontinue operation of our wholly owned subsidiary, Xcel HealthCare, Inc.  If we are unable to generate additional revenues through our other business operations and through the sale of our products, we will realize a significant decrease in annual revenues ranging from $1 million to $5 million per year, that otherwise could have been contributed by these subsidiaries’ operations, which could have material adverse affect on our business, in that we will have less revenues.

We face significant competition.

The market for health-related retail goods and services is characterized by intense competition.  Nearly all of our existing and potential competitors have longer operating histories, greater experience, greater name recognition, larger customer bases and significantly greater financial, technical and marketing resources than we do.  Because of their greater resources, our competitors are able to undertake more extensive marketing campaigns for their brands and services, and make more attractive offers to potential employees, retail affiliates, and others.  We cannot assure you that we will be able to compete successfully against our current or future competitors or that our business and financial results will not suffer from competition.  Our transdermal products compete with those offered by Spectrum Labs, Gallipot and Professional Compounding Centers of America (PCCA).  Competition is based upon, price, timely delivery, product quality, safety, availability, product innovation, marketing assistance and customer service.  We believe that we compare favorably in all of

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these categories, but do not contend that our products or services have characteristics which are different from those of our competitors.  Our new products will face strong competition from pharmaceutical companies, healthcare companies, nutritional and alternative medicine companies such as McNeil Consumer & Specialty Pharmaceuticals, Country Life Vitamins, and Tishcon Corporation.

Our Stockholders may be diluted as a result of future financings.

Any equity financings would result in dilution to our then-existing shareholders.  Furthermore, the possible sale of restricted shares issued and outstanding may, in the future, dilute the percentage of free-trading shares held by a shareholder or subsequent purchaser of our securities in the market, and may have a depressive effect on the price of our securities.  Further, such sales, if substantial, might also adversely affect our ability to raise additional equity capital in the future.

There is no assurance we will be able to establish a marketing organization.

Our long term business plan is to market the dermatological and cosmeceutical products which we develop, either through the utilization of contract sales representatives or through the establishment of our own sales force.  If we do not establish a marketing organization, we may be hampered in the sale of our products.  We have not yet begun to develop such marketing channels as to do so would require an investment of substantial amounts of capital, approximately $2,500,000, which we currently do not possess and which we may never be able to access.  Accordingly, despite our plans, we may be unable to develop our own marketing channels and would therefore be relying on marketing partnerships with other companies with whom we have not yet established relationships or arrangements.

There is no assurance that we will be able to develop or to acquire complimentary products.

Although we are presently focusing on the in-house development of our pharmaceutical and nutraceutical products, we may seek to acquire products, technologies or companies with products, manufacturing and distribution capabilities consistent with our commercial objectives.  We have not yet, however, at this stage identified such other products, technologies or other companies and there can be no assurance that we will be able to acquire such products or companies.  We presently do not have the capital to make acquisitions.  Accordingly, in the near term, any such acquisitions would most likely require that we issue stock in our Company to effect acquisitions which would result in dilution to our shareholders.  If we do not acquire or develop additional products, our growth will be constrained.

There may be insufficient consumer acceptance of integrative medicine products or our new products.

While we have developed a number of proprietary formulations that integrate traditional over-the-counter generic drugs with complimentary alternative medications such as vitamins, herbs and other nutraceutical supplements which we intend to market under the CoCare® brand name to address heart disease, cold and flu, arthritis, migraine, allergy and other conditions, there can be no assurance that the nascent field of integrative medicine will result in an established market for our products or that consumers will find our products, or our new products more beneficial than existing over-the-counter generic drugs or products offered by our competitors and already established in the marketplace.

There can be no assurance we will be able to successfully brand our CoCare® products or our Shugr™ products.

Creating a new brand normally requires a significant investment in advertising and promotion which would be beyond the current resources of our Company.  Without such financial and other resources, it would be extremely difficult to establish CoCare® or Shugr™ as brands, or other branded products.

Our new Shugr™ product may be unable to compete against established sugar substitutes such as Nutrasweet™.

While we have recently begun to market our Shugr™ product in The Vitamin Shoppe, a national retail chain, we face formidable obstacles in consumer acceptance of this product in the face of established artificial sweeteners such as Nutrasweet™, Splenda™ and other such products.  We believe that in the near term it will be difficult to convince food and beverage manufacturers to utilize our product as an ingredient as a sugar substitute due to the substantial marketing and branding and infrastructure investment that they have made in promoting and utilizing such products as Nutrasweet™, Splenda™ and other such sugar substitutes.  We do expect that retail consumers may find our product available for sale in such retail chains as The Vitamin Shoppe.  Nevertheless, although we intend to establish promotional brochures and displays in such shops to create consumer awareness, we realize that, as a result of the enormous amounts of branding investments made by Nutrasweet™, Splenda™ and other such sugar substitutes, we may be unable to attract consumers to our product.  We therefore may be unsuccessful in our marketing effort, in which case we may not realize significant revenues from the Shugr™ product line or other products.

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We may not be able to establish strategic alliances in order to develop markets for our products.

Our business strategy for the exploitation of our CoCare® family of proprietary pharmaceutical and nutraceutical products require that we enter into strategic alliances and partnerships with pharmaceutical, nutraceutical and/or biotechnology companies in order to market and distribute such products.  We have explored such potential relationships with several such companies but to date have not entered into any such alliances and there can be no assurance that we will be able to enter into such alliances or agreements.  Failure to do so poses the risk that it may be difficult or impossible for us to realize our business plan objectives to develop or market our proprietary pharmaceutical and nutraceutical products.

Moreover, if we do enter into such agreements for alliances with pharmaceutical, nutraceutical and/or biotechnology companies, there can be no assurance that such agreements or alliances will be entered into upon terms which generate significant revenues or enable us to achieve profitability.  Furthermore, our plan is to retain exclusive or co-marketing co-promotion rights in the United States to our products, while out-licensing rights for other uses to our strategic partners and alliances.  There can be no assurance that we will be able to negotiate agreements which enable us to retain such rights.

We may be unable to protect our proprietary rights.

Although we have developed a number of proprietary formulations to integrate over-the-counter generic drugs with complimentary alternative medications for which there are patents pending, there can be no assurance that such patents will be issued or that our formulations do not infringe on other parties patents or proprietary rights.  Furthermore, there can be no assurance that even if we receive patents on our formulations we will be able to defend such patents against competitors with larger financial resources.  We have to date not encountered any litigation or threats in regard to proprietary rights.

There is a risk that we will be unable to retain or acquire skilled employees to execute our growth plans.

Our potential for success depends significantly on our two executive officers, our Chief Executive Officer, Fred E. Tannous, and President, Bill Glaser.  We do not carry key-man life insurance on either executive.  Given the early stage of our development and our plans for rapid expansion, the loss of the services of either executive or the services of any other key employees we may hire in the future would have a substantial, adverse effect on our business.  We believe that our future success will depend in large part on our ability to attract and retain highly skilled technical, marketing and management personnel.  If we are unable to hire the necessary personnel, the development of our business would likely be delayed or prevented.  Competition for these highly-skilled employees is intense.  As a result, we cannot assure you that we will be successful in retaining our key personnel or in attracting and retaining the personnel we require for expansion.

We have employment agreements with Messrs. Fred Tannous and Bill Glaser, that commenced January 1, 2002 and end January 1, 2005.  The base salary under both of these employment contracts is $190,000 per year.  These contracts provide for incentive compensation of $20,000 per year each if our revenue per year is projected to be, based on fourth fiscal quarter of the prior year, equal to or greater than $10 million for such fiscal year, plus an additional $20,000 for each $5 million increment in such annual revenue per year.  If these employment contracts are terminated by us without good cause, or if we are in breach of the agreement, or if we assign the executive without his consent to a lesser responsibility status than his current position, or require the executive to be based elsewhere other than our principal executive office, then we are required to pay six months’ termination pay and accrued benefits prorated through the date of termination.

We may be subject to product liability claims for our products.

Customers and end users may sue us if any of our products sold to them fail to perform properly or injure the user.  Liability claims could require us to spend significant time and money in litigation and pay significant damages.  As a result, any of these claims, whether or not valid or successfully prosecuted, could have a substantial, adverse effect on our business and financial results.  We currently have product liability insurance limited to $5 million, however, we expect to increase the amount of coverage when we have sufficient funds to pay for such increase in coverage.  Although not a product liability case, one of our subsidiaries is a defendant in a $400,000 lawsuit which alleges we did not deliver a product in accordance with specifications.  See “Legal Proceedings” below.

RISKS RELATED TO THE INDUSTRY

Government regulation could adversely affect viability of selling vitamins, supplements and minerals.

In the United States, extensive federal government regulations may restrict the way dietary supplement products are sold, resulting in restrictions on these products and content which may result in significant additional expenses to us.  Also, numerous U.S. governmental agencies may regulate the manufacture, packaging, labeling, advertising, promotion, distribution and sale of dietary supplement products.  The primary regulatory agency in the United States for these products is

7

the Food and Drug Administration (FDA).  The laws, regulations and enforcement policies governing dietary supplement products are relatively new and still evolving, and we cannot predict what enforcement positions the FDA or other governmental agencies may take with respect to our products.  In general, the dietary supplement industry has adopted different interpretations of these laws than have the relevant regulatory agencies.  We can not at this time determine the extent to which FDA regulation will impact our business.

Next, U.S. federal, state and local government regulations may restrict the products which we manufacture.  The U.S. FDA regulates vitamin, supplements and other health care products under the Federal Food, Drug and Cosmetic Act and regulations promulgated thereunder.  These products are also subject to regulation by, among other regulatory entities, the Consumer Product Safety Commission, the U.S. Department of Agriculture, and the Environmental Protection Agency.  Additionally, the U.S. Federal Trade Commission regulates advertising and other forms of promotion and methods of marketing of these products under the Federal Trade Commission Act.  Also, various state and local agencies may also regulate the manufacture, labeling and advertising of these products.

We cannot be certain that we comply with all laws and regulations in this area.  Enforcement actions by any of these regulatory agencies can result in civil and criminal penalties, an injunction to stop or modify certain selling methods, seizure of products, adverse publicity or voluntary recalls and labeling changes.  If any governmental agency were to undertake an enforcement action against us, this could cause an immediate decrease in our revenues, cause us to incur significant additional expenses and result in a decrease in our stock price.

There is a risk that the nutraceutical industry may become saturated.

We are part of the nutraceutical industry which has experienced the entry of new participants and suppliers on an ever increasing basis.  If this trend continues, the industry may reach a saturation point at which none of the suppliers will be able to sell their products at a profit.  Should that occur, our company would be adversely affected.

RISKS RELATED TO THE OFFERING

We are listed on the NASD OTC Electronic Bulletin Board, which can be a volatile market.

Our common stock is quoted on the OTC Electronic Bulletin Board (“OTCBB”).  It is a more limited trading market than the NASDAQ SmallCap Market, and timely, accurate quotations of the price of our common stock may not always be available.  You may expect trading volume to be low in such a market.  Consequently, the activity of only a few shares may affect the market and may result in wide swings in price and in volume.

In 2001, our stock price ranged from a high of $4.90 to a low of $0.07; in 2002, our stock price ranged from a high of $4.20 to a low of $0.55; in 2003, our stock price ranged from a high of $1.80 to a low of $0.65; and in 2004, our stock price ranged from a high of $1.50 to a low of $0.49.

The stock market has experienced significant price and volume fluctuations, and the market prices of nutraceutical companies, particularly small capitalization companies such as HESG, have been highly volatile.  Investors may not be able to sell their shares at or above the then current, OTCBB price.  Recent changes in the rules of the OTCBB may make it difficult for small companies such as ours to continue to be quoted on the OTCBB.  In addition, our results of operations during future fiscal periods might fail to meet the expectations of stock market analysts and investors.  This failure could lead the market price of our common stock to decline.

The market price of our common stock could also fluctuate substantially due to:

•

quarterly fluctuations in operating results;

•

announcements of new products or product enhancements by us or our competitors;

•

technological innovations by us or our competitors;

•

general market conditions or market conditions specific to our or our customers’ industries; or

•

changes in earnings estimates or recommendations by analysts.

8

In the past, following periods of volatility in the market price of a company’s securities, securities class action litigation has at times been instituted against that company.  If we become subject to securities litigation, we could incur substantial costs and experience a diversion of management’s attention and resources.

The market for our stock may be adversely affected by the penny stock rule.

Our common stock is subject to the requirements of Rule 15(g)9, promulgated under the Securities Exchange Act as long as the price of our common stock is below $5.00 per share.  Under such rule, broker-dealers who recommend low-priced securities to persons other than established customers and accredited investors must satisfy special sales practice requirements, including a requirement that they make an individualized written suitability determination for the purchaser and receive the purchaser’s consent prior to the transaction.  The Securities Enforcement Remedies and Penny Stock Reform Act of 1990 also requires additional disclosure in connection with any trades involving a stock defined as a penny stock.  Generally, the Commission defines a penny stock as any equity security not traded on an exchange or quoted on NASDAQ that has a market price of less than $5.00 per share.  The required penny stock disclosures include the delivery, prior to any transaction, of a disclosure schedule explaining the penny stock market and the risks associated with it.  Such requirements could severely limit the market liquidity of the securities and the ability of purchasers to sell their securities in the secondary market.

Future issuances of our common stock could dilute current shareholders and adversely affect the market.

We have the authority to issue up to 50,000,000 shares of common stock and to issue options and warrants to purchase shares of our common stock and preferred stock without stockholder approval.  These future issuances could be at values substantially below the price paid for our common stock by our current shareholders.  We plan to seek shareholder approval in the near future to increase our authorized common stock to 80,000,000 shares.

Future sales of our common stock could adversely affect the market.

Future sales of our common stock into the market, including sales by our officers, directors and principal shareholders, may also depress the market price of our common stock.  Sales of these shares of our common stock or the market’s perception that these sales could occur may cause the market price of our common stock to fall.  These sales also might make it more difficult for us to sell equity or equity related securities in the future at a time and price that we deem appropriate or to use equity as consideration for future acquisitions.  The conversion of the Series A Preferred Stock and exercise of outstanding option and warrants will dilute our common stockholders and may depress the price of our common stock.

Future sales of preferred stock could also adversely affect the rights of our common stock and have an anti-takeover effect.

We have the authority to issue up to 5,000,000 shares of preferred stock without shareholder approval.  The issuance of preferred stock by our Board of Directors could adversely affect the rights of the holders of our common stock.  An issuance of preferred stock could result in a class of outstanding securities that would have preferences with respect to voting rights and dividends and in liquidation over the common stock and could, upon conversion or otherwise, have all of the rights of our common stock.  Our Board of Directors’ authority to issue preferred stock could discourage potential takeover attempts or could delay or prevent a change in control through merger, tender offer, proxy contest or otherwise by making these attempts more difficult or costly to achieve.  We plan to seek shareholder approval in the near future to increase our authorized preferred stock to 20,000,000 shares.

READ CAREFULLY

Please read this prospectus carefully.  It describes our business, our financial condition and results of operations.  We have prepared this prospectus so that you will have the information necessary to make an informed investment decision.

You should rely on the information contained in this prospectus.  We have not authorized anyone to provide you with information different from that contained in this prospectus.  The selling shareholders are offering to sell shares of our common stock and seeking offers to buy shares of our common stock only in jurisdictions where offers and sales are permitted.  The information contained in this prospectus is accurate only as of the date of the prospectus, regardless of the time the prospectus is delivered or the common stock is sold.

9

SPECIAL NOTE REGARDING FORWARD-LOOKING STATEMENTS

In addition to historical information, this prospectus contains statements relating to our future business and/or results, including, without limitation, the statements under the captions “Summary,” “Risk Factors,” “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and “Business.”  These statements include certain projections and business trends that are “forward-looking” within the meaning of the United States Private Securities Litigation Reform Act of 1995.  You can identify these statements by the use of words like “may,” “could,” “should,” “project,” “believe,” “anticipate,” “expect,” “plan,” “estimate,” “forecast,” “potential,” “intend,” “continue” and variations of these words or comparable words.  Forward-looking statements do not guarantee future performance and involve risks and uncertainties.  Actual results will differ, and may differ materially, from projected results as a result of certain risks and uncertainties.  These risks and uncertainties include, without limitation, those described under “Risk Factors” and those detailed from time to time in our filings with the SEC, and include, among others, the following:

•

our limited operating history;

•

continuing depletion of our assets as a result of having no income;

•

our ability to obtain additional funds to maintain our operations; and

•

other factors referenced or incorporated by reference in this prospectus and other filings with the Securities and Exchange Commission.

These risks are not exhaustive.  See “Risk Factors” above.  Moreover, new risk factors emerge from time to time and it is not possible for our management to predict all risk factors, nor can we assess the impact of all factors on our business or to the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements.  Given these risks and uncertainties, investors should not place undue reliance on forward-looking statements as a prediction of actual results.  These forward-looking statements are made only as of the date of this prospectus.  Except for our ongoing obligation to disclose material information as required by federal securities laws, we do not intend to update you concerning any future revisions to any forward-looking statements to reflect events or circumstances occurring after the date of this prospectus.

CAPITALIZATION

The following table presents the actual capitalization of our Company at March 31, 2005.  You should read this table in conjunction with our financial statements and the related notes thereto, and the other financial information included elsewhere in this prospectus.

March 31, 2005

Warrant liability	$ 7,091,785
Preferred stock, par value $0.001 per share, 5,000,000 shares authorized;
2,352,941 shares of Series A Convertible Preferred Stock, net of unamortized discount of $456,681;	$ 466,864
30 shares of Series B Convertible Preferred Stock, net of unamortized discount of $335,231	$ 158,014
3,166 shares of Series C Convertible Preferred Stock, net of unamortized discount of $3,132,178	$ 963,248
Shareholders’ equity:

Common stock, par value $0.001 per share, 50,000,000 shares authorized, 22,361,062 shares issued and outstanding	$ 22,362
Additional paid-in capital	$ 21,074,012
Cost of treasury shares	$ (52,500)
Prepaid compensation expense	$ (487,859)

Accumulated deficit	$ (27,154,857)
Total shareholders’ deficit	$ (6,598,842)
Total capitalization	$ 2,081,069 ============

10

USE OF PROCEEDS

We will not receive any proceeds from the sale of the shares of common stock by the selling shareholders.

MARKET FOR COMMON STOCK AND RELATED SHAREHOLDER MATTERS

Our common stock began trading in the OTC Bulletin Board on August 3, 2001 and currently trades under the symbol “HESG.OB”.  The following table sets forth the high and low bid price per share quotations as reported on the OTC Bulletin Board of the common stock for the periods indicated.  These quotations reflect inter-dealer prices, without retail mark up, mark down or commission and may not necessarily represent actual transactions.  Actual prices may vary.

High

Low

Quarter Ended March 31, 2005……………………………………………………………….…

$1.54

$0.65

Fiscal Year Ending December 31, 2004:

High

Low

First Quarter Ended March 31, 2004………………………………………………………….…

$1.50

$1.13

Second Quarter Ended June 30, 2004…………...…………………………………………….…

$1.29

$0.54

Third Quarter Ended September 30, 2004…………………………………………………….…

$1.01

$0.49

Fiscal Year Ending December 31, 2003:

High

Low

First Quarter Ended March 31, 2003………………………….…………………………………

$1.25

$0.65

Second Quarter Ended June 30, 2003...................................................................……………….

$1.29

$0.71

Third Quarter Ended September 30, 2003...............................................................……………..

$1.21

$0.80

Fourth Quarter Ended December 31, 2003.................................................................…………..

$1.80

$0.90

Fiscal Year Ending December 31, 2002:

High

Low

First Quarter Ended March 31, 2002……………………………………………………………

$4.20

$2.70

Second Quarter Ended June 30, 2002..........................................................…………………….

$3.35

$1.30

Third Quarter Ended September 30, 2002..............................................................……………..

$2.00

$0.80

Fourth Quarter Ended December 31, 2002.................................................................…………..

$1.05

$0.55

At March 31, 2005, we had 186 holders of record of our common stock; we estimate that the Company has approximately 3,500 additional beneficial holders of our common stock held in names of brokers and securities depositories, amounting to approximately 3,700 shareholders.

DIVIDEND POLICY

We currently intend to retain future earnings, if any, to finance the expansion of our business, and we do not expect to pay any cash dividends in the foreseeable future.  The decision whether to pay cash dividends on our common stock will be made by our board of directors, in their discretion, and will depend on our financial condition, operating results, capital requirements and other factors that the board of directors considers significant.  We are required to pay a dividend of 8% per annum on our Series A Convertible Preferred Stock which we may pay in cash or in shares of common stock, which are registered.  We are required to pay a dividend of 6% per annum on our Series B Convertible Preferred Stock, payable in cash or in shares of common stock.  We are required to pay a dividend of 8% per annum on our Series C Convertible Preferred Stock, payable in cash or in shares of our common stock.

SELECTED CONSOLIDATED FINANCIAL DATA

The following table presents summary historical consolidated financial information for the years ended December 31, 2004, 2003 and 2002 and for the quarters ended March 31, 2005 and 2004, respectively.  The information for the years ended December 31, 2004 and 2003 is derived from our audited consolidated financial statements included elsewhere in this prospectus.  The summary historical consolidated financial information does not purport to indicate results

11

of operations as of any future date or for any future period.  In our opinion, all necessary adjustments, consisting only of normal recurring adjustments, have been included to present fairly the financial position and results of operations for the period presented in our unaudited financial statements.  The summary historical consolidated financial information has been derived from and should be read in conjunction with “Management’s Discussion and Analysis of Results of Operations and Financial Condition,” of our consolidated financial statements and notes thereto, which are included elsewhere in this prospectus.

Effective October 2004, the Company discontinued operations of its wholly owned subsidiary Quality Botanical Ingredients, Inc.  Results described herein reflect the consolidated operations of the Company and its two wholly-owned subsidiaries with continuing operations, XCEL Healthcare, Inc. and BioSelect Innovations, Inc. for the year ended December 31, 2004 as compared to the year ended December 31, 2003.  In addition, the Company has presented the pro-forma results from operations for the Company and all three wholly-owned subsidiaries XCEL Healthcare, Inc., BioSelect Innovations, Inc., and Quality Botanical Ingredients, Inc. for the years ended December 31, 2004 as compared to the year ended December 31, 2003.

Summary Consolidated Financial Data

    Year Ended December 31,

Three Months Ended March 31

2004

2003

2005

2004

Net sales

$

3,257,337

$

5,365,079

$

202,975

$

1,028,832

Gross profit

$

411,311

$

998,479

$

115,437

$

126,532

Selling, general and

  administrative expenses

$

5,461,058

$

4,801,775

$

2,096,489

$

1,128,478

Impairment of intangible assets

$

1,885,024

$

–

–

–

Other income (expense)

$

41,318

$

(1,554,976)

$

(2,257,799)

$

191,263

Loss from discontinued operations

$

(3,548,812)

$

(2,060,790)

$

–

$

(365,499)

Net loss

$

(10,442,265)

$

(7,419,062)

$

(4,238,851)

$

(1,176,182)

Net loss attributable to

  common shareholders

$

(10,949,657)

$

(8,447,276)

$

(4,323,099)

$

(1,195,435)

Net loss per share available

  to common shareholders

$

(0.78)

$

(0.76)

$

(0.22)

$

(0.09)

Basic and diluted weighted

  Average shares outstanding

$

14,125,035

$

11,101,217

$

20,040,199

$

13,054,193

Selected Pro-Forma Statement of Operations Information

including the 2004 results for Quality Botanical Ingredients

    Year Ended December 31,

2004

2003

Net sales

$

8,172,895

$

17,771,050

Gross profit

$

686,145

$

2,279,274

Selling, general and

  administrative expenses

$

6,965,851

$

7,718,720

Impairment of intangible assets

$

1,885,024

$

–

Other expense

$

166,212

$

1,979,616

Net loss

$

(10,442,265)

$

(7,419,062)

Balance Sheet Data

	Quarter Ended March 31, 2005	December 31, 2004	December 31, 2003

Cash and cash equivalents	$ 2,093,278	$ 240,532	$ 121,077
Working capital	(2,234,031)	(5,425,151)	53,887
Total current assets	2,277,580	760,749	6,285,410
Total assets	6,592,680	4,401,273	10,900,021
Total current liabilities	4,511,611	6,185,900	6,231,523
Total liabilities	13,191,522	9,792,425	9,921,633
Total stockholders’ equity	(6,598,842)	(5,391,152)	978,388

12

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION

AND RESULTS OF OPERATIONS

This report contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended.  The Company's actual results could differ materially from those set forth as a result of general economic conditions and changes in the assumptions used in making such forward-looking statements.  The following discussion and analysis of our financial condition and results of operations should be read in conjunction with the unaudited consolidated financial statements and accompanying notes.  The financial information presented is for the quarters ended March, 2005 and 2004.

Overview

Health Sciences Group, Inc. (the “Company”), a Colorado corporation, is an integrated provider of innovative products and services to the nutraceutical, pharmaceutical, and cosmeceutical industries offering value-added ingredients, bioactive formulations, and proprietary technologies used in nutritional supplements, functional foods and beverages, and skin care products.  Its subsidiaries include XCEL Healthcare, a fully licensed, specialty compounding pharmacy focused on delivering full service pharmacology solutions to customers with chronic ailments that require long-term therapy; and BioSelect Innovations, which develops proprietary technologies in the areas of topical and transdermal drug delivery, cosmeceuticals, and integrative medicine. During the second quarter of 2005, the Company intends to close on the acquisition of the assets of Swiss Research, Inc., a company which markets and sells branded nutraceutical products addressing major wellness categories, including weight management, arthritis support, cholesterol reduction and diabetes management.

We strive to differentiate ourselves through the use of:

•

Proprietary/patented technologies;

•

Pharmaceutical research and/or clinical trials; and

•

Strategic marketing and distribution partnerships

We identify, develop and commercialize nutritional products and functional food ingredients derived from natural sources to provide consumers and health professionals with preventive healthcare alternatives.  We plan to leverage the exclusive and proprietary benefits of our internally developed and patented products and recently acquired licenses to increase sales through national and international channels as we endeavor to maximize our earnings potential.  We envision building Swiss Research and Swiss Diet into leading brand names while offering new and innovative products and functional ingredients that promote a positive health benefit for a wide variety of consumer needs in the dietary supplement, food and beverage, and personal care segments of the natural care industry.

In May 2005, management determined that its pharmaceutical operations, Xcel HealthCare, Inc. were inconsistent with the Company’s revised strategic direction of identifying, developing and commercializing nutritional products and functional food ingredients and therefore elected to suspend its pharmaceutical operations and lay off its employees in order to conserve cash.  Efforts are currently underway to sell its pharmaceutical operations to several interested parties.

Business Strategy

Our objective is to become a recognized leader in providing innovative and proprietary products and ingredients that promote a positive health benefit for a wide variety of consumer needs in the dietary supplement, food and beverage, and personal care segments of the nutraceutical industry.  To achieve our objective, we intend to:

Build Consumer Base and Brand Awareness through Advertising and Promotional Activities.  We intend to achieve consumer awareness of and create a demand for our products through advertising and promotional activities in conjunction with the establishment of distribution channels.  We believe that one of the most effective marketing tools is product sampling combined with the dissemination of educational information explaining the nutritional qualities of our products.  Accordingly, we intend to sponsor sporting events and tours and participate in musical events, festivals, health fairs, and charitable events.  In addition, we anticipate increasing our advertising and marketing budget as we increase emphasis on television advertising.

Promote the Proprietary, Science-based Qualities of our Products.  The proprietary qualities of our products are important to significant consumer segments including the fitness, weight management and therapeutic markets.  We intend to advertise in health and fitness magazines, in health-oriented publications and in various other magazines with wider

13

circulation to promote consumer interest within these markets.  We expect to distribute educational materials that promote interest in our brand and our products.

Introduce New Products and Product Line Extensions.  Although we are initially focusing on a few products, we intend to introduce further extensions of our products, which may include functional food and beverages.  We also intend to introduce related new products.

Acquire Complementary Companies or Product Lines.  To grow sales outside of existing product lines and related products, we will consider strategic acquisitions.  We intend to focus on acquisitions of product lines or companies with product lines that are marketed to the nutraceutical and cosmeceutical markets.  We may also consider possible acquisitions of or investments in manufacturers of foods and beverages

Attract and Retain Quality Employees.  We recognize the need to continue to attract and retain quality employees.  We intend to target established leadership bases for growth in both existing and new markets, enhance our infrastructure to create an atmosphere of teamwork and cooperation, improve reward and recognition, and develop more interactive training programs.

Enter New Markets.  We believe that, in addition to the North American market, significant growth opportunities continue to exist in international markets.  New markets will be selected based on an assessment of several factors, including market size, anticipated demand for our products, receptivity to network marketing, and ease of entry, which includes consideration of possible regulatory restrictions on the products or network marketing system.  We expect to register certain products with regulatory and government agencies in preparation for international expansion.

Sales and Marketing

Nutritional products are distributed through six major sales channels.  Each channel has changed in recent years, primarily due to advances in technology and communications that have resulted in improved product distribution and faster dissemination of information.  The major sales channels are as follows:

•

Mass market retailers – mass merchandisers, drug stores, supermarkets, and discount stores;

•

Natural health food retailers;

•

Network marketing;

•

Healthcare professionals and practitioners;

•

Mail order; and

•

The Internet.

We expect to distribute its products through several specialty retail and direct-to-consumer sales channels including (i) direct response radio and television, (ii) healthcare professionals and practitioners, (iii) mail order; and (iv) the Internet.

We plan to build the Swiss ResearchTM and Swiss DietTM brand names within multiple channels of distribution in order to develop increased brand awareness and strong brand recognition among consumers seeking products with a reputation for high quality and efficacious results.  We plan to position our products within the specialty retail and direct-to-consumer distribution channel as high quality products using proprietary, pharmaceutical grade ingredients supported by clinical data which presents a positive health benefit.  Our marketing strategy has the following three main components:

Product Branding and Wellness.  Our underlying initiative is to build a reputation as a company that is focused on a complete wellness program and way of life.  We believe we are ideally positioned to take advantage of current consumer trends indicating that individuals are turning more and more to nutritional supplements for weight loss, fitness and age-related health concerns.  We plan to undertake an advertising, public relations and branding campaign.  Our goal is to make our customers and distributors aware that we have over twenty years of experience in assembling herbs, botanicals and supplements in the right combinations to enhance one’s lifestyle.  To further product awareness, we will concentrate our marketing efforts on those products that are proprietary and have scientific, clinical data that supports their efficacy.

Advertising.  We intend to use advertising campaigns to create greater awareness of the convenience, taste, and nutritional attributes of our products.  We plan to use a combination of print, Internet, radio, and television advertising, with primary emphasis on print and Internet advertising to reach our target audiences in a cost-effective manner.  However, we expect to spend a significant portion of future our advertising budget on television advertising to reach a larger number of targeted consumers.  In addition to advertising in magazines with wide circulation, we also expect to place advertisements in special interest publications targeted to groups such as health food consumers, athletes and yoga enthusiasts.

14

Promotions and Sponsorships.  We believe that one of our most effective marketing tools is product sampling combined with the on-site dissemination of information explaining the nutritional attributes of our products.  We expect to participate in various trade shows targeted at buyers in the health and fitness, food, and sports markets, in addition to consumer health fairs.  We plan to sponsor and provide product samples at sporting events and tours, musical events, health conferences, festivals, and charitable events.  In addition, we expect to utilize endorsements of our products from highly visible sports and entertainment personalities and actively market our products to their personal fitness trainers and professional sports teams.

Customer and Consumer Service.  We are committed to providing superior service to our customers and consumers.  Our sales and marketing team will continually gather information and feedback from consumers and retailers to enable us to better tailor our consumer support to meet changing consumer needs.  We expect to provide access to nutritionists and consumer service representatives through a toll free number to answer questions and educate consumers on nutrition, new products and developments.  In addition, we expect to maintain updated consumer information on our web site.

Critical Accounting Policies

Our discussion and analysis of results of operations and financial condition are based upon our condensed consolidated financial statements, which have been prepared in accordance with the standards set by the PCAOB.  The preparation of these consolidated financial statements requires us to make estimates and judgments that affect the reported amounts of assets, liabilities, revenues and expenses, and related disclosure of contingent assets and liabilities.  We evaluate our estimates on an on-going basis, including those related to provisions for uncollectible accounts, contractual allowance for accounts receivable, inventories, goodwill, intangible assets, and contingencies and litigation.  We base our estimates on historical experience and on various other assumptions that are believed to be reasonable under the circumstances, the results of which form the basis for making judgments about the carrying values of assets and liabilities that are not readily apparent from other sources.  Actual results may differ from these estimates under different assumptions or conditions.

Note 2 of the "Notes to Consolidated Financial Statements,” included in our annual report contained in Form 10-KSB filed on April 15, 2005, includes a summary of the significant accounting policies and methods used in the preparation of our consolidated financial statements.  The following is a brief description of the more significant accounting policies and methods we use.

Impairment of Intangible Long-lived Assets.  Intangible assets such as excess of fair value of net assets acquired, patents and formulas could become impaired and require a write-down if circumstances warrant.  Conditions that could cause an asset to become impaired include lower-than-forecasted revenues, changes in our business plans or a significant adverse change in the business climate.  The amount of an impairment charge would be based on estimates of an asset’s fair value as compared with its book value.  In accordance with the Financial Accounting Standards Board’s (“FASB”) Statement of Financial Accounting Standards (“SFAS”) Nos. 142 and 144, we perform a valuation, at least annually and whenever other triggering events arise, of our intangible long-lived assets to determine if any impairment exists.

Cash and Cash Equivalents.  The Company’s cash accounts include cash deposits and redeemable on demand certificates of deposit. The use of the certificates of deposit enables the Company to maximize its return on unused cash while retaining high liquidity flexibility.

Contractual Allowance.  The difference between our established billing rates and the amount estimated by us as reimbursable from health insurance companies is the contractual allowance.  The contractual allowance could vary if there is a change in the health insurance company’s established policies relating to covered services or billing rates.  In evaluating the contractual allowance, we consider a number of factors, including the age of the accounts, changes in collection patterns and the composition of patient accounts.  Actual collections of accounts receivable in subsequent periods may require changes in the estimated contractual allowance.  We review our contractual allowance and, if warranted, adjust the allowance on a quarterly basis.

Inventory.  Inventory consists of pharmaceutical and over-the-counter medications.  Inventory is stated at the lower of cost or market.  Costs for pharmaceutical and over-the-counter products generally being determined on a first in, first out basis. Pharmaceutical and over-the-counter medications, which have expired, are returned for credit or refund at amounts that approximate the purchase price.  As a result, the Company has no obsolete inventory related to its pharmaceutical and over-the-counter medications.

Results of Operations for the Three Months Ended March 31, 2005 and 2004

Effective October 2004, the Company discontinued operations of its wholly owned subsidiary Quality Botanical Ingredients, Inc.  Results described herein reflect the consolidated operations of the Company and its two wholly-owned

15

subsidiaries with continuing operations, XCEL Healthcare, Inc. and BioSelect Innovations, Inc. for the three ended March 31, 2005 as compared to the three months ended March 31, 2004.

Selected Statement of Operations Information

Three Months Ended March 31,

2005

2004

Net sales

$

202,975

$

1,028,382

Gross profit

$

115,437

$

126,532

Net loss

$

(4,238,851)

$

(1,176,182)

Net loss attributable to

  common shareholders

$

(4,323,099)

$

(1,195,435)

Net loss per share available

  to common shareholders

$

(0.22)

$

(0.09)

Three months ended March 31, 2005 compared to the three months ended March 31, 2004

Net Sales.  Our consolidated net sales for the three months ended March 31, 2005 and 2004 are as follows:

The pharmaceutical and research and development group’s sales decreased to approximately $203,000, in 2005 from approximately $1,028,000, in 2004.  This decline is attributable to a gradual reduction in resources allocated to sustaining operations as the Company continues to focus on its core strategy of building the Swiss Research brands and product portfolio, including Shugr, the worlds first natural zero-calorie sweetener, and Sequestrol, a natural product targeting cholesterol reduction.

Cost of Goods Sold  Cost of goods sold for the three months ended March 31, 2005 and 2004 totaled approximately $88,000 and $902,000, or 43.1% and 87.7% of net sales, respectively.  This resulted in gross profits totaling $115,437 and $126,532, or 56.9% and 12.3% of net sales for the three months ended March 31, 2005 and 2004, respectively.  The decrease in the percentage of cost of goods sold is attributable to lower direct labor costs through a reduction in force and credits received from medication vendors.

Cost of goods sold for the three months ended March 31, 2005 and 2004 is as follows:

Three Months Ended March 31,

2004

2004

Amount

% Sales

Amount

% Sales

Cost of goods sold

   87,538

43.1%

901,850

87.7%

Gross profit

$

115,437

56.9%

$

126,532

12.3%

Selling, General and Administrative.  Total consolidated operating expenses for the three months ended March 31, 2005 and 2004 totaled approximately $2,096,000 or 1,032.9% of net sales, and approximately $1,128,000, or 109.7% of net sales, respectively.  Our operating expenses include the following amounts:

Three Months Ended March 31,

2005

2004

Expense

$      Amount

% Sales

$    Amount

% Sales

Advertising and marketing

$

918,184

452.4%

$

630

0.1%

Salary expenses

$

168,118

82.8%

$

232,204

22.6%

Professional, legal

   and accounting fees

$

496,114

244.4%

$

398,626

38.8%

Depreciation and amortization

$

170,706

84.1%

$

126,545

12.3%

Penalties

$

141,690

69.8%

$

170,669

16.6%

Other selling, general and

  administrative expenses

$

   201,677

99.4%

$

   199,804

19.3%

$

2,096,489

1,032.9%

$

1,128,478

109.7%

Advertising and marketing expenses have increased with expenditures to promote its new products Shugr and Sequestrol as well as the commencement of a national corporate awareness campaign.

16

Professional, legal and accounting include fees paid to consultants for services including business development, financial communication programs, and fees paid for accounting and legal services.  Approximately $394,000 and $144,000 or 79.4% and 36.1% of the total expense for the three months ended March 31, 2005 and 2004 respectively were non-cash expenses paid with the Company’s common stock or options and warrants to purchase shares of the Company’s common stock.

Penalties are due to the holders of the Company’s Series A Convertible Preferred Stock for damages pursuant to the filing of registration statements for the shares underlying the offering. Approximately $120,000 and $169,000 or 84.7% and 99.0% of the total expense for the three months ended March 31, 2005 and 2004 respectively are non-cash expenses that will be paid with the Company’s common stock or options and warrants to purchase shares of the Company’s common stock.

Other selling, general and administrative expenses include such items as automobile expenses, delivery and freight costs, office supplies and services, rent, travel, and utilities.

Other expenses.  Interest expense totaled approximately $180,000 and $321,000 for the three months ended March 31, 2005 and 2004, respectively and includes interest paid on lines of credit, notes payable and amortization of discount on the sale of convertible debentures and the issuance of convertible preferred stock.  Amortization of discounts on debentures and preferred stock represent the interest cost associated with issuing the convertible debentures and preferred stock with warrants totaled approximately $155,000 and $168,000 for the three months ended March 31, 2005 and 2004, respectively, and are non-cash expenditures.

The change in fair value of warrant liability totaled approximately $2,077,000 and represents the change in fair value of warrants issued with registration rights to various professionals and the purchasers of our common and preferred stock.  At the date of issuance, the Company did not have an effective registration statement and, therefore, per EITF 00-19, recorded the value of the warrants issued at the date of grant as a liability and adjusted the liability to the warrant’s fair market value as of March 31, 2005.

Net Loss.  Net loss for the three months ended March 31, 2005 and 2004 totaled approximately ($4,239,000) or (2,088.4%) of net sales, and approximately ($1,176,000) or (114.4%) of net sales, respectively.  Net loss per share of common stock was ($0.22) and ($0.09) and for the three months ended March 31, 2005 and 2004, respectively.  Net loss for the three months ended March 31, 2005 and 2004 for the subsidiary company operations totaled approximately $109,000 and $159,000  or (53.7%) and (15.5%) of net sales, respectively.  There can be no assurance that we will ever achieve profitability or that a stream of revenue can be generated and sustained in the future.

Capital Resources and Liquidity

Assets.  Our current assets totaled approximately $2,278,000 and $5,256,000 at March 31, 2005 and 2004, respectively.  Total assets were approximately $6,593,000 and $9,744,000 at March 31, 2005 and 2004, respectively.  At March 31, 2005, assets consisted primarily of inventory of $38,000, net intangibles totaling $4,291,000, net accounts receivable totaling $62,000, prepaid acquisition costs of 74,000, net furniture and equipment totaling $19,000, and cash on hand of $2,093,000, all approximate. At March 31, 2004, assets consisted primarily of inventory of approximately $114,000, net intangibles totaling approximately $3,936,000, net accounts receivable totaling approximately $342,000, net furniture and equipment totaling approximately $61,000, excess of cost over fair value of net assets acquired resulting from the purchase of XCEL and BioSelect totaling approximately $351,000, assets of discontinued operations held for sale totaling approximately $4,755,000, and cash on hand of approximately $16,000.

Liabilities and Working Capital.  Our current liabilities totaled approximately $4,512,000 and $6,474,000 at March 31, 2005 and 2004, respectively.  This resulted in a working capital deficit totaling approximately $2,234,000 and $1,218,000 at March 31, 2005 and 2004, respectively.  Total liabilities were approximately $13,192,000 and $9,058,000 at March 31, 2005 and 2004, respectively.   At March 31, 2005 and 2004, liabilities consisted primarily of accounts payable and accrued expenses totaling approximately $770,000 (including payroll liabilities of approximately $207,000 and accrued penalties due preferred stockholders of approximately $120,000) and $845,000, respectively.  Lines of credit totaled $0 and $249,000 at March 31, 2005 and 2004, respectively.  Notes payable totaled approximately $101,000 and $124,000 at March 31, 2005 and 2004, respectively.  Warrant liability totaled approximately $7,092,000 and $1,806,000 at March 31, 2005 and 2004, respectively. Liabilities of discontinued operations held for sale totaled approximately $3,157,000 and $4,506,000, at March 31, 2005 and 2004, respectively.

Cash Requirements and Additional Funding

We generated financial growth primarily through cash flows provided by financing activities.  Cash flows provided by financing activities totaled approximately $3,367,000 and $354,000 for the three months ended March 31, 2005 and 2004, respectively.  Funds totaling approximately $3,573,000 were received during the three months ended March 31, 2005 less

17

subscriptions receivable of ($35,000) and derived from the sale of Series C Convertible Preferred Stock, the sale of common shares, and the exercise of options. Funds totaling approximately $318,000 were received during the three months ended March 31, 2004 and derived from the exercise of options and subscriptions receivable.  For the three months ended March 31, 2005, we used cash flows for operations totaling approximately $1,714,000 as compared to the three months ended March 31, 2004, we used cash flows for operations totaling approximately $459,000.  Cash flows provided by investing activities were approximately $200,000 for the three months ended March 31, 2005 versus $0 for the three months ended March 31, 2004.

We believe that cash on hand will be insufficient to meet our anticipated needs for working capital, capital expenditures and business development for the next twelve months. In order to expand our operations, we will need to raise additional financing.  If we are unable to raise additional funds, we may be forced to curtail or cease operations.

Even if we are able to continue our operations, the failure to obtain debt or equity financing could have a substantial adverse effect on our business and financial results, and we may need to delay purchases of additional companies.  Although we have historically relied upon financing provided by our officers and directors to supplement operations, they are not legally obligated to provide the Company with any additional funding in the future.

In the future, we may be required to seek additional capital by selling debt or equity securities, selling assets, or otherwise be required to bring cash flows in balance when it approaches a condition of cash insufficiency.  The sale of additional equity securities, if accomplished, may result in dilution to our shareholders.  We cannot assure shareholders, however, that financing will be available in amounts or on terms acceptable to us, or at all.

As of March 31, 2005, our principal commitments consisted of agreements with various consultants who will provide with business development, public and financial relations, and raising additional debt or equity financing in exchange for stock of the Company or a portion of proceeds from the sale of stock.

Subsequent Events

In May 2005, management determined that its pharmaceutical operations, Xcel HealthCare, Inc. were inconsistent with the Company’s revised strategic direction of identifying, developing and commercializing nutritional products and functional food ingredients and therefore elected to suspend its pharmaceutical operations and lay off its employees in order to conserve cash.  Efforts are currently underway to sell its pharmaceutical operations to several interested parties.  As management has made the determination subsequent to March 31, 2005, in accordance with SFAS No. 144 “Accounting the Impairment or Disposal of Long-Lived Assets” the subsidiary has not been shown as a discontinued operation as of March 31, 2005.

Year ended December 31, 2004 compared to year ended December 31, 2003

Net Sales.  Our consolidated net sales for the years ended December 31, 2004 and 2003 totaled $3,257,337 and $5,365,079, respectively.  The decrease in net sales is due to the declining reimbursement amounts from insurance payors for our compounded drugs, a strategic shift in XCEL’s target customer base from low margin accounts to more profitable opportunities and changes to BioSelect’s revenue model from wholesale to retail distribution.

Reimbursement rates as a percentage of medication costs are decreasing from Medi-Cal, our primary insurance funding source, while the cost of pharmaceutical drugs are continuing to increase.  During 2004, management continued to analyze its patient base and refocus its targeted market to specific patient groups for which the billed claims have increased reimbursement amounts from the insurance payors, higher gross profit margins and increased medication usage per patient.  This enabled the pharmacy to efficiently fulfill our patient’s needs without sacrificing the level of service they expect from us.  In addition, the pharmaceutical group is analyzing other patient categories to achieve its target gross profit.  In the fourth quarter of 2004, the pharmaceutical group launched initiatives targeting at the growing Hormone Replacement Therapy (“HRT”) market.  The HRT market represents high margin opportunities while avoiding the fiscal reliance on reimbursement programs.  The Company expects this revenue source to be an area of significant growth in 2005.

For the year ended December 31, 2004, the pharmaceutical group decreased its patient base by approximately 21% to 648 as compared with the year ended December 31, 2003 of 823 patients.  The pharmaceutical group has changed the way it dispenses our compound medications, electing to dispense several times per month as compared to once per month, to provide better service and safer administration to our customers.  Even though we are dispensing more prescriptions, the reimbursement cost from the insurance payor has decreased, resulting in slightly lower net sales for XCEL.

The research and development group has completed its development of five patented over-the-counter medicinal formulations to address; pain and inflammation, cold and flu, cough suppression, decongestion, and anti-histamine relief.  In addition, the group has developed specialized cosmetic and HRT base creams, including the first natural and gender-specific

18

base cream products, for the Company’s current and future customers. The research and development group accounts for approximately two percent of the Company’s net sales.

Net Sales: Pro-forma.  Our consolidated net sales on a pro-forma basis that includes the results of QBI for the years ended December 31, 2004 and 2003 totaled $8,172,895 and $17,771,050, respectively.

Pro-forma Years Ended December 31,

2004

2003

Amount

% Sales

Amount

% Sales

Nutraceuticals

$

4,915,558

60.1%

$

12,405,971

69.8%

Pharmaceutical and

    Research & Development

3,257,337

39.9%

  5,365,079

30.2%

$

8,172,895

100%

$

17,771,050

100%

On a pro-forma basis, QBI’s net sales accounted for 60.1%, or $4,915,558, of the total net sales for the year ended December 31, 2004 versus 69.8%, or $12,405,971, of the total net sales for the year ended December 31, 2003.  XCEL and BioSelect account for the remaining 39.9%, or $3,257,337, of the total net sales for the year ended December 31, 2004 versus 30.2%, or $5,365,079, of the total net sales for the year ended December 31, 2003.  The decline in QBI’s sales is attributable to a reduction in value-added blending and milling revenues due to changing customer requirements. Operations were officially discontinued in October 2004, however sales were suspended with the quarter ended September 30, 2004.  Results for 2004 include nine months of operations as compared to the year of operations ended in 2003.

Cost of Goods Sold.  Cost of goods sold for the years ended December 31, 2004 and 2003 totaled $2,846,026 and $4,366,600, or 87.4% and 81.4% of net sales respectively.  This resulted in gross profits totaling $411,311 and $998,479, or 12.6% and 18.6% of net sales for the years ended December 31, 2004 and 2003, respectively.

The increase in the cost of goods sold as a percentage of revenues is due to increased medication costs.  Medication costs increased to 81.0% of net sales for the year ended December 31, 2004 as compared to 75.6% of net sales in 2003.

Cost of Goods Sold: Pro-Forma.  Cost of goods sold on an pro-forma basis that includes the results of operations for QBI for the years ended December 31, 2004 and 2003 totaled $7,486,750 and $15,491,776, or 91.6% and 87.2% of net sales respectively.  This resulted in gross profits totaling $686,145 and $2,279,274, or 8.4% and 12.8% of net sales for the years ended December 31, 2004 and 2003, respectively.  Pro-forma cost of goods sold is as follows:

Years Ended December 31,

2004

2003

Amount

% Sales

Amount

% Sales

Nutraceutical group

$

4,640,724

56.8%

$

11,125,176

62.6%

Pharmaceutical and

    Research & Development

2,846,026

34.8%

4,366,600

24.6%

Cost of goods sold

7,486,750

91.6%

15,491,776

87.2%

Gross profit

$

  686,145

8.4%

$

  2,279,274

12.8%

Included in the consolidated cost of goods sold for the year ended December 31, 2003 is approximately $546,000 of expense due to the high basis of inventory on-hand, which was stepped up at the date of acquisition of QBI, thereby causing an increase in the cost of goods sold percentage.  Without this charge, the cost of goods sold for the year ended December 31, 2003 would have been $14,947,991 or 84.1% of net sales, which would have resulted in gross profits of $2,823,059 or 15.9% of net sales.  Due to accounting rules, we are required to step up the basis of purchased inventory to include the profits that we would have received if purchased subsequent to the acquisition.

The increase in the cost of goods sold as a percentage of sales is attributable to sub-optimum purchasing opportunities as cash flow constraints inhibited the Company’s ability to achieve volume discounts.  Cost of goods sold for the nutraceutical group totaled $4,640,724 or 94.4% of the group’s sales for the year ended December 31, 2004, resulting in gross profits totaling $274,834 or 5.6% of its net sales.  Cost of goods sold totaled $11,125,176 or 89.7% of its sales for the year ended December 31, 2003, resulting in gross profits totaling $1,280,795 or 10.3% of its net sales.

As noted above, included in the cost of goods sold for the year ended December 31, 2003 is approximately $546,000 of expense due to the high basis of inventory on-hand, which was stepped up at the date of acquisition of QBI, thereby causing an increase in the cost of goods sold percentage.  Without this charge, the nutraceutical group’s cost of goods sold for the year ended December 31, 2003 would have been approximately $10,579,000 or 85.3% of its net sales, which would have resulted

19

in an increase to the nutraceutical group’s gross profits of approximately $1,827,000 or 14.7% of net sales.  In 2003, we recorded a write-down in inventory of approximately $500,000 due to a lower than anticipated selling cost, which was less than our purchase price.

Selling, General and Administrative.  Total selling, general and administrative expenses for the years ended December 31, 2004 and 2003 totaled $5,461,058, or 167.1% of net sales, and $4,801,775, or 89.5% of net sales, respectively.

Years Ended December 31,

2004

2003

Amount

% Sales

Amount

% Sales

Salary and payroll expense

$

866,200

26.6%

$

1,590,584

29.6%

Legal and consulting fees

2,613,933

80.2%

1,619,963

30.2%

Accounting and tax fees

199,048

6.1%

102,243

1.9%

Depreciation and amortization

481,559

14.8%

541,379

10.1%

Research and development

6,521

0.2%

49,594

0.9%

Other selling, general and

  administrative expenses

1,293,797

39.7%

  898,012

16.7%

Total selling, general and

  Administrative expenses

$

5,461,058

167.7%

$

4,801,775

89.5%

Salary and payroll expense includes salaries, taxes, vacation earnings and bonuses for the years ended December 31, 2004 and 2003.  Salary expense decreased in 2004 by approximately $724,000 due to personnel reductions within the pharmaceutical group.  In 2003, approximately $552,000 of total salary expense was paid by the issuance of our common stock and therefore did not affect cash flows.  Messrs. Tannous and Glaser, our officers and major shareholders, received shares of common stock having an approximate combined value of $300,000 in lieu of cash as compensation for accrued salaries.

Legal and consulting fees increased to 80.0% of net sales or $2,605,933 in 2004 and include fees paid to consultants for investor relations services including providing financial communication programs, increasing general market awareness, educating retail brokers and institutional networks, assisting management with the development of strategic approaches to accessing the equity and debt markets, and identifying and reviewing potential acquisition candidates and fees paid for legal services provided.  Consulting expenses also include fees paid to consultants relating to the business development of Health Sciences Group and our subsidiary companies, XCEL and BioSelect.  These services include developing corporate strategies, planning for our anticipated commercialization of new products, formulating and evaluating potential corporate options, and expanding subsidiary company operations through an integrated process of analysis.  Approximately $1,953,000 and $1,387,000 were non-cash charges incurred for legal and consulting services through the issuance of common stock, common stock options and common stock warrants for the years ended December 31, 2004 and 2003, respectively.   We expect to continue to increase market awareness, continue to develop our strategic approaches, perform due diligence on acquisition candidates and acquire them accordingly.  However, we plan to reduce the related consulting expenses by using internal resources as much as possible.

In 2004, depreciation and amortization expense increased to 14.8% of net sales.  This increase is attributable to the amortization of loan fees associated with our convertible debentures and loan fees associated with our lines of credit plus an additional $62,000 of accelerated amortization of due to early payoff of a credit line with our pharmaceutical group.  With the successful approval of our pending patent applications, intellectual property amortization expense increased from approximately $24,000 for the year ended December 31, 2003 to approximately $76,000 for the year ended December 31, 2004.  Significantly all capitalized loan fees were fully amortization during 2004.

Accounting and tax fees totaled approximately $199,000 and $102,000 for the years ended December 31, 2004 and 2003, respectively; of which approximately $172,000 and $97,000 were attributable to fees paid to our independent registered public accounting firm.  Accounting fees increased by approximately $69,000 as a result of additional work required to review a series of pending registration statements along with additional audit procedures performed on the issuance of Series B Preferred Stock, the disposal of QBI and the additional accounting requirements required by new legislation and accounting regulations such as Sarbanes-Oxley.

Other selling, general and administrative expenses include such items as automobile expenses, delivery and freight costs, office supplies and services, rent, travel, and utilities.  Within other selling general and administrative expenses, insurance expense allocated to general and administrative expenses totaled approximately $152,000 for the year ended December 31, 2004 compared to $132,000 for the year ended December 31, 2003.  The year over year increase in selling, general and administrative expenses is directly attributable to an approximate $367,000 increase in penalties related to delinquent registration statement filings.  These penalties are to be settled through issuances of the company’s common stock.

20

Selling, general and administrative expenses for our subsidiary companies, XCEL, and BioSelect, totaled approximately $1,106,000 or 33.9% of net sales and $1,494,000 or 27.9% of net sales for the years ended December 31, 2004 and 2003, respectively.

Selling, General and Administrative: Pro-forma.

Approximately $1,539,000 and $2,917,000 of the operating expenses in 2004 and 2003 respectively relate to selling, general and administrative expenses expended for QBI’s operations.

Pro-forma Years Ended December 31,

2004

2003

Amount

% Sales

Amount

% Sales

Salary and payroll expense

$

1,592,842

19.5%

$

3,175,500

17.9%

Legal and consulting fees

2,682,002

32.8%

1,657,344

9.3%

Accounting and tax fees

243,048

3.0%

151,743

0.9%

Depreciation and amortization

526,868

6.4%

600,255

3.4%

Research and development

6,521

0.1%

48,650

0.3%

Post closing expenses

34,508

0.4%

–

Other selling, general and

  administrative expenses

1,914,570

23.4%

2,085,228

11.7%

Total selling, general and

  Administrative expenses

$

7,000,359

85.4%

$

7,718,720

43.4%

The approximate $718,000 year-to-year reduction in selling, general and administrative expenses is significantly attributable to approximately $858,000, $257,000 and $80,000 of lower labor costs at QBI, XCEL and BioSelect respectively through various reductions in force.  Salary expense for QBI totaled approximately $727,000 for the year ended December 31, 2004 compared to $1,585,000 for the year ended December 31, 2003.  The remaining salary expense of approximately $866,000 and $1,591,000 for the years ended December 31, 2004 and 2003 respectively, represents the combined salary expenses for corporate, XCEL and BioSelect.

Within other selling general and administrative expenses, commission expenses at QBI totaled approximately $43,000 for the year ended December 31, 2004 as compared to approximately $363,000 for the year ended December 31, 2003.  In addition, insurance expense allocated to general and administrative expenses totaled approximately $232,000 for the year ended December 31, 2004 compared to $257,000 for the year ended December 31, 2003.

Selling, general and administrative expenses for our subsidiary companies, QBI, XCEL, and BioSelect, totaled approximately $2,645,000 or 32.4% of net sales and $4,411,000 or 24.8% of net sales for the years ended December 31, 2004 and 2003, respectively.

Impairment of intangible assets.  Total impairment expense for the year ended December 31, 2004 totaled $1,885,024, or 57.9% of net sales and 23.1% of pro-forma net sales.  An independent impairment analysis consultant has determined, and the Company concurs, that the book value of the following assets’ book value was impaired as of December 31, 2004:

Pro-forma

Amount

% Sales

  % Sales

Goodwill

$

350,546

10.8%

4.3%

Formulations

540,220

16.6%

6.6%

Abandoned patent applications

  994,258

30.5%

12.2%

Total impaired assets

$

1,885,024

57.9%

23.1%

The Company’s intangible asset impairment was significantly attributable to submitted patent applications that were valued upon the acquisition of BioSelect that were both denied by the U.S. Patent and Trademark Office and abandoned by the Company during 2004.  The Company’s negative working capital and reduced revenues from formulations at its XCEL subsidiary were contributing factors in the impairment determination.

Loss from Discontinued Operations.  Per Statement of Financial Accounting Standards No. 5 “Accounting for Contingencies,” the Company has recognized an approximate expected loss of $2,077,000 on both the disposal of assets held for sale and certain assets and capitalized costs whose future economic value has been determined to be unrealizable.  This

21

loss effectively reduces the carrying value of those assets identified with the discontinued operations to the realized fair market value established in January during the entity’s liquidation auction.  The assets contributing to the loss include:

Amount

Accounts receivable, net

$

110,146

Inventory, net

1,234,920

Fixed assets, net

680,004

Capitalized loan fees, net

31,577

Security deposits

     20,168

Total loss from discontinued

  operations

$

2,076,815

Other expenses.  Interest expense totaled approximately $748,000 and $884,000 for the years ended December 31, 2004 and 2003, respectively and includes interest paid on lines of credit, notes payable, capital leases and amortization of discount on the sale of convertible debentures and the issuance of convertible preferred stock.  Amortization of discounts on debentures and preferred stock are non-cash expenditures that represent the interest cost associated with issuing the convertible debentures and preferred stock with warrants and the intrinsic value of the beneficial conversion feature, which totaled approximately $558,000 and $704,000 for the years ended December 31, 2004 and 2003 respectively.  Other non-cash expenditures included in interest expense total approximately $130,000 and $85,000 for the years ended December 31, 2004 and 2003, respectively and relate to discounts on notes payable and the value of the issuance of common stock due to a price adjustment provision.

The change in fair value of warrant liability totaled approximately $747,000 and $678,000 for the years ended December 31, 2004 and 2003 respectively, and represents the change in fair value of warrants issued with registration rights to various professionals and the purchasers of our preferred stock.  At the date of issuance, we did not have an effective registration statement and, therefore, recorded the value of the warrants issued at the date of grant as a liability.  The change in fair value is included as an expense on our statement of operations.  In October 2003, one of our registration statements became effective and, as a result, approximately $652,000 of the warrant liability was recorded in stockholders’ equity.  The December 31, 2004 balance of approximately $2,603,000 and any increase or decrease in fair value will be recorded in stockholders’ equity at the date our second registration statement becomes effective.  We anticipate the effective date to be in the second quarter 2005.

Other expenses: Pro-forma. The Company’s discontinued operations accounted for approximately $208,000 and $425,000 of the pro-forma Other Expenses for the years ended December 31, 2004 and 2003 respectively.  Significantly all of the expense associated with the discontinue operation was attributable to interest expense and the amortization of non-compete fees.

Pro-forma Years Ended December 31,

2004

2003

Amount

% Sales

Amount

% Sales

Convertible Debenture

  discount amortization

$

171,091

2.1%

$

582,206

3.3%

Convertible Preferred Stock

  discount amortization

386,524

4.7%

121,945

0.7%

All other interest expense

345,035

4.2%

369,701

2.1%

Change in the Warrant Liability’s

  fair market value

(746,667)

(9.1%)

677,763

3.8%

Other expense

  10,229

0.1%

  185,738

1.0%

Total other pro-forma

  (income) and expenses

$

166,212

2.0%

$

1,937,353

10.9%

Loss from Continuing Operations.  Loss from continuing operations, including impairment, for the years ended December 31, 2004 and 2003 totaled approximately ($6,893,000) or (211.6%) of net sales and approximately ($5,358,000) or (99.9%) of net sales, respectively.  Net loss from continuing operations per share of common stock was ($0.49) and ($0.48) for the years ended December 31, 2004 and 2003, respectively.  The increase in net loss is due to increased cost of pharmaceutical goods.  Non-cash charges that contributed to the losses included asset impairments, services and financing costs associated with our debt and equity financing transactions and the issuance of registered shares without an effective registration statement as previously discussed.

Approximately $1,517,000 of the loss from continuing operations in 2004 versus $1,027,000 of the loss in 2003 resulted from the issuance of our common stock, common stock purchase warrants and options granted to consultants who

22

provided us with business development, public and financial relations, and raising additional debt or equity financing and penalties.  Additionally, approximately $558,000 in 2004 and $704,000 in 2003 is due to the amortization of discounts on our convertible debentures and preferred stock.

Net loss for the years ended December 31, 2004 and 2003 for the subsidiary company operations totaled approximately ($2,636,000) and ($577,000) or (80.9%) and (10.8%) of net sales, respectively.  There can be no assurance that we will ever achieve profitability or that a stream of revenues can be generated and sustained in the future.

Discontinued Operations.  Loss from discontinued operations for the years ended December 31, 2004 and 2003 totaled approximately ($3,549,000) or (108.9%) of net sales and ($2,061,000) or (38.4%) of net sales, respectively.

Discontinued Operations: Pro-forma.  The Company’s pro-forma net loss from operations for the years ended December 31, 2004 and 2003 totaled approximately ($10,442,000) or (320.6%) of net sales and ($7,379,000) or (41.5%) of net sales, respectively.  Net loss per share of common stock from pro-forma operations was ($0.74) and ($0.67) for the years ended December 31, 2004 and 2003, respectively.  Pro-forma net loss in 2004 includes approximately $35,000 in expenses related to the disposal of the discontinued operation and approximately $2,077,000 in contingent liability expenses.  In 2003, approximately $500,000 relates to permanent markdowns on inventory for the discontinued operation.

The pro-forma net loss for the years ended December 31, 2004 and 2003 for the subsidiary company operations totaled approximately ($4,108,000) and ($2,638,000) or (126.1%) and (14.8%) of net sales, respectively.  Of the total pro-forma net loss from subsidiary operations approximately ($1,472,000) and ($2,061,000), or (45.2%) and (11.6%) of net sales, are attributable to discontinued operations for the years ended December 31, 2004 and 2003, respectively.

Capital Resources and Liquidity

Assets.  Our current assets from continuing operations totaled approximately $453,000 and $686,000 at December 31, 2004 and 2003, respectively.  Total assets were approximately $4,401,000 and approximately $10,900,000 at December 31, 2004 and 2003, respectively and include approximately $308,000 and $5,599,000 of assets held for sale as a result of discontinued operations at December 31, 2004 and 2003, respectively.

At December 31, 2004, our assets from continuing operations consisted primarily of net patents and licenses totaling approximately $3,596,000, and net accounts receivable totaling approximately $138,000, and cash on hand of approximately $241,000.  At December 31, 2003, our assets from continuing operations consisted primarily of net patents and formulas totaling approximately $3,996,000, inventory of approximately $142,000, net accounts receivable totaling $406,000, excess of cost over fair value of net assets acquired totaling approximately $351,000, and cash on hand of $121,000.

Assets held for sale from discontinued operations totaled approximately $308,000 and 5,599,000 at December 31, 2004 and 2003, respectively.

Assets Held for Sale at December 31,

2004

2003

Amount

Amount

Cash

$

–

$

144,000

Accounts receivable, net

114,000

1,449,000

Inventory, net

31,000

2,444,000

Prepaid expenses

–

79,000

Fixed assets, net

163,000

1,342,000

Other assets

           –

141,000

Total assets held for sale

$

308,000

$

5,599,000

Liabilities and Working Capital.  Our current liabilities from continuing operations totaled approximately $2,721,000 and approximately $1,213,000 at December 31, 2004 and 2003, respectively.  This resulted in working capital deficit of approximately ($2,269,000) and approximately ($527,000) at December 31, 2004 and December 31, 2003, respectively.  Total liabilities were approximately $9,792,000 and approximately $9,922,000 at December 31, 2004 and 2003, respectively and include approximately $3,465,000 and approximately $5,019,000 of liabilities held for sale as a result of discontinued operations at December 31, 2004 and 2003, respectively.

Increases in current liabilities from continuing operations are significantly attributable to the convertible debenture obligation reclassifying from long term to current, payroll tax obligations, dividends payable and accrued expenses. Increases in long term liabilities from continuing operations were due to fair market value changes in the warrant liability and the sale of Series B Preferred Stock, which is to be settled in our registered common stock.

23

At December 31, 2004, our liabilities from continuing operations consisted primarily of accounts payable and accrued expenses totaling approximately $1,393,000, warrant liability of approximately $1,752,000, convertible preferred stock totaling $1,004,000, convertible debentures of $607,000, notes payable – including notes payable to shareholders – totaling $274,000, delinquent payroll taxes due of approximately $277,000 and dividends payable of approximately $170,000.

At December 31, 2003, our liabilities from continuing operations consisted primarily of accounts payable and accrued expenses totaling approximately $862,000, lines of credit totaling $209,000, warrant liability totaling $2,319,000, net Series A Convertible Preferred Stock totaling $735,000, convertible debentures, net totaling $512,000 and notes payable, including notes due shareholders, totaling $149,000.

Liabilities held for sale from discontinued operations totaled approximately $3,465,000 and $5,019,000 at December 31, 2004 and 2003 respectively.

Liabilities Held for Sale at December 31,

2004

2003

Amount

Amount

Account payable and

  accrued expenses

$

1,386,000

$

1,703,000

Line of credit

1,877,000

2,893,000

Notes payable

135,000

320,000

Capital leases payable

     67,000

   103,000

Total liabilities held for sale

$

3,465,000

$

5,019,000

Cash Requirements and Additional Funding

We generated financial growth primarily through cash flows provided by financing activities.  In 2004 and 2003, financing activities generated net cash of approximately $1,460,000 and $2,545,000, respectively.  Proceeds totaling approximately $1,546,000 were received during the year ended December 31, 2004 and were derived from the sale of our equity securities (preferred and common).  Cash flows used by financing activities were primarily payments issued on our lines of credit ($209,000), capital lease obligations ($3,000), and notes payable ($36,000).  Proceeds totaling approximately $2,926,000 were received during the year ended December 31, 2003 from the sale of our equity securities (preferred and common) and convertible debentures.  The Company also received approximately $259,000 from notes payable and lines of credit.  Cash flows used by financing activities were primarily payments issued on our lines of credit ($265,000), capital lease obligations ($19,000), and notes payable ($356,000).  Cash and cash equivalents increased by $119,000 to approximately $241,000 in 2004.

Convertible Debentures

In February 2003, we sold $300,000 of convertible debentures pursuant to a Securities Purchase Agreement to Brivis Investments, Ltd. (“Brivis”) and to Stranco Investments, Ltd. (“Stranco”).  Additionally, we issued 571,428 of Common Stock purchase warrants to the debenture holders.  Each warrant entitles the holder to purchase one share of Common Stock at an exercise price of $0.60.  The warrants expire in February 2008.  The debentures accrue interest at 12% per annum.  The unpaid principal and accrued interest is due on February 24, 2004.  The notes are collateralized by a second position in substantially all assets of the Company and 1,000,000 shares owned by the officers and major shareholders of the Company.  The debentures can be converted at $0.525.

Additionally, we granted 85,712 stock purchase warrants to two consultants unrelated to us for consulting services relating to the convertible debentures sold by the Company.  Each warrant entitles the holder to purchase one share of Common Stock at an exercise price of $0.60.  The warrants expire in February 2008.  The estimated value of the warrants totaled approximately $71,000 at the date of issuance.  The value of the warrants was estimated using the Black-Scholes option pricing model with the following assumptions:  average risk-free interest of 2.82%; dividend yield of 0%; volatility factor of the expected market price of the Company’s Common Stock of 142%; and a term of five years.

We previously registered the shares of Common Stock underlying the convertible debentures and warrants issued to Brivis, Stranco, the consultants, 1,000,000 shares of Common Stock belonging to Messrs. Tannous and Glaser, pledged as collateral to the convertible debenture holders and 150,000 shares of Common Stock issued to a legal services firm for legal services.  Brivis and Stranco have assigned their rights to Cedar Crescent Holdings, Inc.

24

In May 2003 we sold one year, $500,000 12% convertible debentures pursuant to a Securities Purchase Agreement to Castlerigg Master Investments, Ltd. (“Castlerigg”), convertible into 588,235 shares of our Common Stock.  In addition we issued to Castlerigg 5 year warrants to purchase 588,235 shares of our Common Stock, exercisable at $1.25 per share.   In connection with the transaction, we issued identical warrants for 88,235 shares to Vestcom.  We also entered into a Registration Rights Agreement with Castlerigg pursuant to which we registered the Common Stock underlying the 12% debentures and the warrants.  The Registration Rights Agreement with Castlerigg prohibits us from registering any other shares for 90 days, as does the Registration Rights Agreement with Brivis and Stranco.  These Registration Rights provisions conflict with our obligation to register the shares underlying the Series A Convertible Preferred Stock and the warrants issued in connection with the Series A Convertible Preferred Stock.

In September 2004, the Company revalued the exercise price for the warrants issued to a debenture holder pursuant to a subsequent financing agreement. The revaluation changed the exercise price from the original $1.25 to $1.10.

Line of Credit

In February 2003, XCEL Healthcare, Inc. entered into a Loan and Security Agreement with a finance company for a maximum line of credit totaling $750,000.  Interest is due monthly on the outstanding balance at a rate of 3.75% above company’s reference rate.  The Loan Agreement expires in February 2006 and is secured by substantially all assets of XCEL.  The finance company will make advances on the loan agreement up to 75% of eligible accounts receivable.  The borrowings are guaranteed by Health Sciences Group and personally guaranteed by the majority stockholders of Health Sciences Group.  The credit line is limited as to use by XCEL. Intervened

XCEL must maintain the following financial ratio and covenant:

•

Minimum working capital ratio = .75 to 1

•

XCEL must be profitable

Additionally, we agreed to pay $37,500 and issue 30,000 stock purchase warrants to a consultant for services relating to the line of credit.  Each warrant entitles the holder to purchase one share of Common Stock at an exercise price of $0.95.  The warrants expire February 2008.

In December 2004, XCEL paid off the balance due the finance company and terminated the Loan and Security Agreement’s line of credit.

Private Placement – Series A Convertible Preferred Stock

In fall 2003, the Company completed a Private Placement offering to accredited investors for the sale 2,352,948 units of the Company’s Series A Convertible Preferred Stock (“Series A Preferred”) and one warrant to purchase one share of common stock at a purchase price of $0.85.  As a result, the Company issued 2,352,948 shares of its 5,000,000 authorized shares of preferred stock, which has a par value of $0.001.  The Series A Preferred stock converts into shares of the Company’s common stock at $0.85 per share on the earlier of 1) the request of the Holder; 2) three years from the closing date; or 3) if, after two years from the Closing Date, the Company’s common stock trades at a closing bid price greater than $4.00 for 20 consecutive days.  The Holders of the Series A Preferred stock are entitled to receive dividends at 8% per annum payable in cash or, at the Company’s sole discretion, in registered shares of the Company’s common stock, at the end of each calendar quarter and three years from the date of closing.  Each warrant entitles the holder to purchase one share of the Company’s common stock at an exercise price of $1.10 per share.  The warrants expire three years from the date of closing.  This Private Placement was fully subscribed and the Company issued approximately 2,352,948 units, which generated net proceeds totaling approximately $1,663,000.

Additionally, the Company granted 941,177 stock purchase warrants to Spencer Trask Ventures, Inc. for services relating to the sale of the preferred stock.  Each warrant entitles the holder to purchase one share of common stock at an average exercise price of $1.03.  The warrants expire in August 2008.  Spencer Trask Ventures, Inc., also received a 3% non-accountable expense allowance and 500,000 shares of Common Stock for consulting services.

Private Placement – Series B Convertible Preferred Stock

In April 2004, the Company commenced a Private Placement to two institutional investors for the sale of 30 units, of its 130 authorized shares, of Series B Convertible Preferred Stock (“Series B Preferred”) which has a par value of $0.001 per share and a face value of $25,000 per share. Each unit includes one share of preferred stock convertible into 29,412 shares of common stock, one warrant to purchase 14,706 shares of common stock at a purchase price of $1.25 per share (“Series B Warrants”) and one warrant to purchase 14,706 shares of common stock at a purchase price of $1.50 per share (“Series C

25

Warrants”).  The Series B Preferred has no voting rights. The common stock into which the Series B Preferred is convertible shall, upon issuance, have all of the voting rights as the Company’s other issued and outstanding Common Stock.

The Company granted 44,118 Series B Warrants and 44,117 Series C Warrants to various consultants for services relating to the sale of the preferred stock.  Each Series B Warrant entitles the holder to purchase one share of common stock at an exercise price of $1.25 per share. Each Series C Warrant entitles the holder to purchase one share of common stock at an exercise price of $1.50 per share.  Both the Series B and C Warrants expire in April 2009.  The estimated value of the warrants totaled approximately $92,000 at the date of issuance.

Securities Purchase Agreements

In February and March 2003, we entered into Securities Purchase Agreements providing for the sale of 224,546 units, comprised of 224,546 shares of the Company’s Common Stock and 224,546 Common Stock purchase warrants at $0.55 per unit.  The shares are restricted pursuant to Rule 144 of the Securities Act of 1933.  Each warrant entitles the holder to purchase one share of Common Stock at an exercise price of $1.00.  The warrants expire three years from the date of grant.  Proceeds from the sale of shares and warrants totaled $123,500.  We have agreed to register the shares of Common Stock included in the units and underlying the warrants.

In April 2003, we entered into Securities Purchase Agreements providing for the sale of 110,000 units, comprised of 110,000 shares of the Company’s Common Stock and 110,000 Common Stock purchase warrants at $0.90 per unit.  The shares are restricted pursuant to Rule 144 of the Securities Act of 1933.  Each warrant entitles the holder to purchase one share of Common Stock at an exercise price of $1.25.  The warrants expire three years from the date of grant.  Net proceeds from the sale of shares and warrants through April 8, 2003 totaled $93,600.  We have agreed to register the Common Stock included in the units and the warrants.

The Company entered into a Securities Purchase Agreement in September 2004, providing for the sale of 294,118 shares of common stock at a purchase price of $0.85 per share.  For each share purchased, the buyer also received one warrant.  Each warrant entitles the holder to purchase one share of common stock at an exercise price of $1.10 within five years from the date of grant.  This private placement was offered and sold only to accredited investors. All shares and warrants related to this transaction are restricted under Rule 144 and exempt from the registration provisions pursuant to the Securities Act of 1933.  This financing also includes a “Green Shoe” provision entitling the investors to purchase up to an additional $250,000 of common stock and attached warrant on the same terms for a period one hundred and twenty days following the effective date of closing.

In May 2003, the Company issued convertible debentures and 588,235 common stock warrants to this same investor group.  In connection with the September 2004 Security Purchase Agreement, the Company has restated the per warrant exercise price for all 588,235 warrants previously issued and held by those investors from $1.25 to $1.10.  Per SFAS No. 123 “Accounting for Stock-Based Compensation” the Company effectively repurchased the original warrant and concurrently issued a new warrant under the terms of the original agreement. The Company calculated the difference in value of the new warrant versus the value of the original warrant on the transaction date using the Black-Scholes model and recognized the difference of approximately $7,000 as debenture obligation with an equal discount that will be amortized over the remaining life of the instrument.

The Company is obligated to file with the Securities and Exchange Commission (SEC) a registration statement registering for resale the shares granted and those shares underlying the warrants issued within forty-five days of the transaction’s closing date. In addition, the Company is obligated to use its reasonable best efforts to cause such registration statement to be declared effective within 120 days after the closing date. Failure to adhere to each of the filing requirements the Company will incur penalties of two percent, 2%, of the purchase price.

In March 2005, we negotiated the sale of equity securities of up to $2,400,000.  We believe that cash on hand will be sufficient to meet our anticipated needs for working capital, capital expenditures and business development for the next twelve months.  Even with this financing, the failure to obtain future debt or equity financing could have a substantial adverse effect on our business and financial results, and we may need to delay the purchase of additional companies.  Although we have historically relied upon financing provided by our officers and directors to supplement operations, they are not legally obligated to provide the Company with any additional funding in the future.

In the future, we may be required to seek additional capital by selling debt or equity securities, selling assets, or otherwise be required to bring cash flows in balance when it approaches a condition of cash insufficiency.  The sale of additional equity securities, if accomplished, may result in dilution to our shareholders.  We cannot assure shareholders, however, that financing will be available in amounts or on terms acceptable to us, or at all.

The following table summarizes our contractual obligations from continuing operations at December 31, 2004:

26

Less Than

1 to 3

4 to 5

After

Contractual Obligation

Total

One Year

Years

Years

5 Years

Notes payable

$

111,000

$

111,000

$

–

$

–

$

–

Notes payable to shareholders

163,000

163,000

–

–

–

Operating leases

46,000

37,000

9,000

–

–

Convertible debentures

660,000

660,000

–

–

–

Employment contract – Glaser

190,000

190,000

–

–

–

Employment contract – Tannous

   190,000

   190,000

      –

      –

      –

Total contractual cash obligations

$

1,370,000

$

1,361,000

$

9,000

$

      –

$

      –

The operating leases for our offices and warehouse and employment contracts are expected to be paid either with cash generated from operations or from financing activities.  The repayment of principal on the long-term debt will either be paid by cash generated from operations or from financing activities.  The convertible debentures are expected to be converted into shares of our common stock pursuant to the agreements, resulting in additional issuances of our common stock.  In 2004, cash used for operating activities totaled ($1,550,000) while cash generated from financing activities totaled $1,460,000.  In 2003, cash used for operating activities totaled ($2,445,000) while cash generated from financing activities totaled $2,411,000.

Additionally, our other principal commitments consist of agreements with various consultants who will provide us with business development, public and financial relations, and raising additional debt or equity financing in exchange for stock of the Company or a portion of proceeds from the sale of stock.  The amount due is based on the fair market price of our stock on the date the transaction is consummated and the value of the transaction.

Subsequent Events

QBI Auction

In January 2005, the inventory and fixed assets of the Company’s subsidiary, Quality Botanical Ingredients, were sold at auction.  The net proceeds received, approximately $194,000, were applied to a line of credit balance due to La Salle Business Credit, LLC.

QBI Accounts Receivable Collection

From January 1 through February 28, 2005, an accounts receivable collection agency, working on behalf of La Salle Business Credit, LLC, collected approximately $114,000 of outstanding receivables of Quality Botanical Ingredients that were applied to a line of credit balance due to La Salle.

Conversion of Debentures

In February 2005, Cedar Crescent converted the remaining $245,000 of the original $300,000 note payable into 445,454 shares of the Company’s common stock.  No expense was recognized as all discounts have been amortized.

In March 2005, Castlerigg converted $100,000 of the original $500,000 note payable into 117,647 shares of the Company’s common stock.  As a result, approximately $9,000 of unamortized discount relating to the portion converted was expensed at the date of conversion and is included in interest expense.

Acquisition of Open Cell Biotechnologies, Inc.

In February 2005, the Company acquired Open Cell Biotechnologies, Inc. (OCBI), a wholly-owned subsidiary of UTEK Corporation in a tax-free stock-for-stock exchange.  OCBI holds a license to a patented technology known as Edible Sponges.  The Company issued 822,845 unregistered shares of its common stock valued at approximately $955,000, based on the fair market value of the Company’s common stock at the date of issuance, to UTEK Corporation in exchange for 100% of the issued and outstanding shares of capital stock of OCBI.  The shares issued in the exchange are restricted and may only be resold pursuant to the requirements of the Securities Act of 1933.  The amount of consideration was determined by arms-length negotiations between the parties and the exchange was consummated in accordance with applicable law. Upon acquisition of OCBI the Company performed the significance test under Item 310 (c)(2)(iii) of Regulation S-B and determined the transaction to be immaterial.

27

Shares Issued for Dividends, Interest and Penalties

In January 2005, the Company issued 54,545 shares of common stock in lieu of cash for interest due to the debenture holders.

In February 2005, the Company issued 611,762 shares of common stock in lieu of cash for dividends and penalties due to holders of the Company’s Series A Preferred Stock.  This distribution satisfied approximately $360,000 of accrued penalties and $139,000 of dividends payable on the books as of December 31, 2004.

In April 2005, the Company issued 12,353 shares of common stock in lieu of cash for dividends due to holders of the Company’s Series B Preferred Stock.

In April 2005, the Company issued 56,235 shares of common stock in lieu of cash for interest due to the debenture holders.

Shares Issued for Services

In January 2005, the Company issued 8,750 shares of its common stock to a consultant in lieu of cash for marketing and advertising services.  The value of the shares totaled approximately $7,000 on the date of issuance and was determined based on the fair value of the company’s common stock at the date of grant.

In January 2005, the Company issued 31,400 shares of its common stock to a consultant in lieu of cash for investor relationship management services.  The value of the shares totaled approximately $27,000 on the date of issuance and was determined based on the fair value of the company’s common stock at the date of grant.

In January 2005, the Company issued 25,000 shares of its common stock to an employee as a bonus for work performed in 2004 and 35,000 shares of its common stock to the same employee in lieu of salary for the first quarter of 2005.  The value of the shares totaled approximately $45,000 and was determined based on the fair market value of the Company’s common stock at the date of grant.

In February 2005, the Company issued 60,000 shares of its common stock to a law corporation in lieu of cash for legal services previously provided.  The value of the shares totaled approximately $50,000 on the date of issuance and was determined based on the fair value of the company’s common stock at the date of grant.

In February 2005, the Company issued 100,000 shares of its common stock to a business development firm for services.  The value of the shares totaled approximately $83,000 on the date of issuance and was determined based on the fair value of the company’s common stock at the date of grant.

In February 2005, the Company issued 5,882 shares of its common stock to a consultant in lieu of cash for marketing and advertising services.  The value of the shares totaled approximately $7,000 on the date of issuance and was determined based on the fair value of the company’s common stock at the date of grant.

In March 2005, the Company issued 7,400 shares of its common stock to a law corporation in lieu of cash for legal services provided.  The value of the shares totaled approximately $10,000 on the date of issuance and was determined based on the fair value of the company’s common stock at the date of grant.

In March 2005, the Company issued 16,596 shares of its common stock to a business development firm in lieu of cash for services provided.  The value of the shares totaled approximately $21,000 on the date of issuance and was determined based on the fair value of the company’s common stock at the date of grant.

In April 2005, the Company issued 8,000 shares of its common stock to a law corporation in lieu of cash for legal services provided.  The value of the shares totaled approximately $10,000 on the date of issuance and was determined based on the fair value of the company’s common stock at the date of grant.

In April 2005, the Company issued 5,600 shares of its common stock to a consultant in lieu of cash for marketing and advertising services.  The value of the shares totaled approximately $7,000 on the date of issuance and was determined based on the fair value of the company’s common stock at the date of grant.

In May 2005, the Company issued 70,110 shares of its common stock to a law corporation in lieu of cash for legal services provided.  The value of the shares totaled approximately $70,000 on the date of issuance and was determined based on the fair value of the company’s common stock at the date of grant.

28

Shares Issued to Officers

In April 2005, the Company issued 120,000 and 110,000 shares to Messrs. Tannous and Glaser respectively for salary and vacation compensation accrued during 2004. The value of the shares totaled approximately $92,000 and $85,000, respectively, and was based on the fair value of the Company’s stock on the day the Board authorized the grant.

Shares Issued upon Conversion of Series A Preferred Stock

In February 2005, the Company issued 352,942 shares of common stock upon conversion request made by holders on the Company’s Series A Convertible Preferred Stock.

In March 2005, the Company issued 162,000 shares of common stock upon a conversion request made by holders on the Company’s Series A Convertible Preferred Stock.

Shares Issued upon Conversion of Series B Preferred Stock

In April 2005, the Company issued 352,940 shares of common stock upon a conversion request made by holders on the Company’s Series B Convertible Preferred Stock.

In May 2005, the Company issued 117,646 shares of common stock upon a conversion request made by holders on the Company’s Series B Convertible Preferred Stock.

Options Exercised

In February 2005, the Company issued 550,000 shares of common stock to two individuals upon the exercise of stock options with an exercise price of $0.60 per share.  Proceeds to the Company from the option exercise totaled approximately $330,000.

In March 2005, the Company issued 83,334 shares of common stock to an individual upon the exercise of stock options with exercise price of $0.60 per share.  Proceeds to the Company from the option exercise totaled approximately $50,000.

In March 2005, the Company issued 50,000 shares of common stock to an individual upon the exercise of stock options with exercise price of $1.00 per share.  Proceeds to the Company from the option exercise totaled approximately $50,000.

In March 2005, the Company issued 85,000 shares of common stock to a consulting firm upon a cashless exercise of stock options with an exercise price of $1.50 per share.

In March 2005, the Company issued 50,000 shares of common stock to an individual upon the exercise of stock options with an exercise price of $1.00 per share.  Proceeds to the Company from the option exercise totaled approximately $50,000.

Settlement with Legal Counsel

In March 2005, the Company reached a settlement with a vendor that reduces the Company’s year-end accounts payable obligation from approximately $207,000 to $50,000 for services performed in 2004.  The relief of this obligation is been recognized in accounts payable and accrued expenses herein these consolidated financial statements.

Repayment of Loan to Shareholders

In March 2005, the Company’s subsidiary, XCEL Medical Pharmacy, paid approximately $106,000 to a shareholder to satisfy an outstanding note payable.

In March 2005, the Company repaid approximately $115,000 to shareholders for loans made to the Company throughout 2004 and the first quarter of 2005.

29

Securities Sold

In February 2005, pursuant to an additional investment right related to a Securities Purchase Agreement dated September 2004, the investor exercised that right providing for the sale of 294,118 shares of common stock at a purchase price of $0.85 per share for approximately $250,000.  For each share purchased, the investor also received one warrant entitling the holder to purchase one share of common stock at an exercise price of $1.10 within five years from the date of grant.  A commission of 29,411 shares of common stock and 44,118 stock purchase warrants was issued to a firm that provided transaction related services.  This private placement was offered and sold only to accredited investors.  All shares and warrants related to this transaction are restricted under Rule 144 and exempt from the registration provisions pursuant to the Securities Act of 1933.

The Company is obligated to file with the Securities and Exchange Commission (SEC) a registration statement registering for resale the shares granted and those shares underlying the warrants issued within forty-five days of the transaction’s closing date.  In addition, the Company is obligated to use its reasonable best efforts to cause such registration statement to be declared effective within 120 days after the closing date.  Failure to adhere to each of the filing requirements the Company will incur penalties of two percent, 2%, of the purchase price.

Equity Line Increased

In February 2005, the Company modified its existing Equity Line Agreement and increased the maximum funds available from $5,000,000 to $7,500,000 by issuing the original accredited investor 205,882 shares of common stock and 205,882 stock purchase warrants.  The Company also issued 30,882 stock purchase warrants to a firm as commissions for services related to the transaction.  The value of the shares issued totaled approximately $175,000 and was determined based on the fair market value of the Company’s common stock at the date of issuance.  Each warrant enables the investor to purchase one share of common stock at $1.10 per share, and expires five years from the transaction date.

The Company is obligated to file with the Securities and Exchange Commission (SEC) a registration statement registering for resale the shares granted and those shares underlying the warrants issued within forty-five days of the transaction’s closing date.  In addition, the Company is obligated to use its reasonable best efforts to cause such registration statement to be declared effective within 120 days after the closing date.  Prior to each filing date, the Company shall prepare and file with the SEC a registration statement covering the sale of all registrable securities for an offering to be made on a continuous basis pursuant to Rule 415 of the Securities Act of 1933.

Release of personal guarantees

In March 2005, the Company's counsel received a letter from counsel of two former shareholders of XCEL that have outstanding personal guarantees of an XCEL debt of approximately $111,000 (which bears interest at 11% per annum). The shareholders, per the 2001 purchase agreement for XCEL, demanded that their personal guarantees of such debt be released and replaced by the guarantees of the Company (and Messrs. Tannous and Glaser). The Company and Messrs. Tannous and Glaser have denied such request on various grounds including estoppel (i.e., that such shareholders did nothing for 3 years are now estopped from seeking enforcement) and other grounds.

Private Placement – Series C Convertible Preferred Stock

In March 2005, the Company has authorized the sale of up to 5,000 units of a Series C convertible preferred stock which has a par value of $0.001 per share and a face value of $1,000 per unit.  The Series C Preferred shall be convertible into common stock at the fixed conversion price of $1.10 per share.  Investors received common stock purchase warrants in an amount equal to 50% of the number of common shares underlying the Series C Preferred based on the fixed conversion price.  The warrants have a term of five years and an exercise price equal to $1.60.  Voting rights are equal to the common stock into which the Series C Preferred is convertible. The Company received net proceeds of approximately $2,745,000 after commissions, legal and placement fees.

Holders of the Series C Preferred stock are entitled to receive dividends at 8% per annum at the end of each calendar quarter and three years from the date of closing payable in cash or, at the Company’s sole discretion, in registered shares of the Company’s common stock at ninety-three percent of the average of the twenty day daily VWAP prior to payment.

The Series C Preferred stock has a term of 36 months and shall convert into shares of the Company’s common stock at the earlier of either the request of the Holder at the purchase price per unit, or in twenty-four equal monthly payments beginning in the twelfth month from closing, ending in the thirty-sixth month from closing, for all unconverted Series C Preferred.  At the option of the Company the amortization shall be paid in either cash or common stock at ninety-three percent of the average of the twenty day daily VWAP prior to payment.

30

For a period beginning on the effectiveness of the registration statement and for 90 days thereafter, the investors shall have the right to make an additional investment equal to 50% of the original amount purchased at the purchase price.  Upon the exercise of shares in the additional investment right, the investors shall receive an additional warrant with the same terms and conditions as the warrant issued in the offering.

Recently Issued Pronouncements

In January 2003, the FASB issued FIN 46, “Consolidation of Variable Interest Entities, an Interpretation of Accounting Research Bulletin (“ARB”) No. 51.”  This interpretation clarifies the application of ARB No. 51, “Consolidated Financial Statements”, to certain entities in which equity investors do not have the characteristics of a controlling financial interest or do not have sufficient equity at risk for the entity to finance its activities without additional subordinated financial support from other parties.  In December 2003, the FASB revised FASB Interpretation No. 46 (“FIN 46R”), which allowed companies with certain types of variable interest entities to defer implementation until March 31, 2004.  The Company does not expect the adoption of this pronouncement to have a material impact to the Company’s financial position or results of operations.

In April 2003, the FASB issued SFAS No. 149, “Amendment of Statement 133 on Derivative Instruments and Hedging Activities.”  SFAS No. 149 amends and clarifies accounting for derivative instruments, including certain derivative instruments embedded in other contracts, and for hedging activities under Statement 133.  SFAS No. 149 is effective for contracts entered into or modified after June 30, 2003 and for hedging relationships designated after June 30, 2003.  The guidance should be applied prospectively.  The adoption of SFAS No. 149 had no material impact on the Company’s consolidated financial position, results of operations or stockholders’ equity.

In May 2003, the FASB issued SFAS No. 150, “Accounting for Certain Financial Instruments with Characteristics of both Liabilities and Equity.”  SFAS No. 150 clarifies the accounting treatment for certain financial instruments with characteristics of both liabilities and equity and requires that those instruments be classified as liabilities in statements of financial position.  SFAS No. 150 is effective for financial instruments entered into or modified after May 31, 2003 and otherwise was effective after June 15, 2003.  The adoption of SFAS No. 150 had no material impact on the Company’s consolidated financial position, results of operations or stockholders’ equity.

In December 2003, the FASB issued Summary of Statement No. 132 (revised 2003), “Employer’s Disclosures about Pensions and Other Post Retirement Benefits – an amendment to FASB Statements No. 87, 88, and 106.”   This statement revises employers’ disclosures about pension plans and other postretirement benefit plans.  However, it does not change the measurement or recognition of those plans as required by FASB Statements No. 87, “Employers’ Accounting for Pensions”, No. 88, “Employers’ Accounting for Settlements and Curtailments of Defined Benefit Pension Plans and for Termination Benefits”, and No. 106, “Employers’ Accounting for Postretirement Benefits Other Than Pensions.”  This statement requires additional disclosures to those in the original Statement 132 about the assets, obligations, cash flows, and net periodic benefit cost.  This statement also calls for certain information to be disclosed in financial statements for interim period.  The disclosures required by this statement was effective for year ending after December 15, 2003.  The adoption of this pronouncement did not have a material impact on its consolidated financial position or results of operations.

In December 2003, the Securities and Exchange Commission (the "SEC") issued Staff Accounting Bulletin ("SAB") No. 104, "Revenue Recognition." SAB 104 supersedes SAB 101, "Revenue Recognition in Financial Statements." SAB No. 104, which was effective upon issuance, rescinded certain guidance contained in SAB No. 101 related to multiple element revenue arrangements, and replaced such guidance with that contained in EITF 00-21, "Accounting for Revenue Arrangements with Multiple Deliverables." Additionally, SAB No. 104 rescinded the SEC's Revenue Recognition in Financial Statements Frequently Asked Questions and Answers issued with SAB No. 101. The revenue recognition principles of SAB No. 101 remain largely unchanged by the issuance of SAB No. 104, and therefore the adoption of SAB No. 104 did not have a material effect on the Company's results of operations or financial condition.

In January 2004, the FASB issued FASB Staff Position No. FAS 106-1 (“FSP 106-1”), “Accounting and Disclosure Requirements Related to the Medicare Prescription Drug, Improvement and Modernization Act of 2003,” (the “Act”).  FSP 106-1 addresses the accounting impact of the Act, which was signed into law on December 8, 2003.  Among other features, the Act introduces a prescription drug benefit under Medicare Part D and a federal subsidy to sponsors of retiree health care plans that provide a benefit that is at least actuarially equivalent to Medicare Part D.  Companies sponsoring affected postretirement benefit plans may elect to defer recognition of the impact of the Act until (1) final FASB guidance on accounting for the federal subsidy provision of the Act is issued, or (2) a significant event calling for re-measurement of a plan’s assets and obligations occurs.  FSP 106-1 was effective for interim or annual financial statements of years ending after December 7, 2003.  The adoption of this pronouncement did not have a material impact on its consolidated financial position or results of operations.

In March 2004, the Financial Accounting Standards Board (FASB) approved the consensus reached on the Emerging Issues Task Force (EITF) Issue No. 03-1, "The Meaning of Other-Than-Temporary Impairment and Its Application to Certain Investments." The objective of this Issue is to provide guidance for identifying impaired investments. EITF 03-1 also

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provides new disclosure requirements for investments that are deemed to be temporarily impaired. The accounting provisions of EITF 03-1 are effective for all reporting periods beginning after June 15, 2004, while the disclosure requirements for certain investments were effective for annual periods ending after December 15, 2003, and for other investments such disclosure requirements were effective for annual periods ending after June 15, 2004.

In November 2004, the FASB issued SFAS No. 151 “Inventory Costs, an amendment of ARB No. 43, Chapter 4. The amendments made by Statement 151 clarify that abnormal amounts of idle facility expense, freight, handling costs, and wasted materials (spoilage) should be recognized as current-period charges and require the allocation of fixed production overheads to inventory based on the normal capacity of the production facilities. The guidance is effective for inventory costs incurred during fiscal years beginning after June 15, 2005. Earlier application is permitted for inventory costs incurred during fiscal years beginning after November 23, 2004. . The Company has evaluated the impact of the adoption of SFAS 151, and does not believe the impact will be significant to the Company's overall results of operations or financial position.

In December 2004, the FASB issued SFAS No.152, “Accounting for Real Estate Time-Sharing Transactions—an amendment of FASB Statements No. 66 and 67” (“SFAS 152).  The amendments made by Statement 152 This Statement amends FASB Statement No. 66, Accounting for Sales of Real Estate, to reference the financial accounting and reporting guidance for real estate time-sharing transactions that is provided in AICPA Statement of Position (SOP) 04-2, Accounting for Real Estate Time-Sharing Transactions.  This Statement also amends FASB Statement No. 67, Accounting for Costs and Initial Rental Operations of Real Estate Projects, to state that the guidance for (a) incidental operations and (b) costs incurred to sell real estate projects does not apply to real estate time-sharing transactions. The accounting for those operations and costs is subject to the guidance in SOP 04-2. This Statement is effective for financial statements for fiscal years beginning after June 15, 2005. with earlier application encouraged  The Company has evaluated the impact of the adoption of SFAS 152, and does not believe the impact will be significant to the Company's overall results of operations or financial position, as the Company doe not engage in these sorts of transactions.

In December 2004, the FASB issued SFAS No.153, “Exchanges of Nonmonetary Assets, an amendment of APB Opinion No. 29, Accounting for Nonmonetary Transactions.”  The amendments made by Statement 153 are based on the principle that exchanges of nonmonetary assets should be measured based on the fair value of the assets exchanged. Further, the amendments eliminate the narrow exception for nonmonetary exchanges of similar productive assets and replace it with a broader exception for exchanges of nonmonetary assets that do not have commercial substance. Previously, Opinion 29 required that the accounting for an exchange of a productive asset for a similar productive asset or an equivalent interest in the same or similar productive asset should be based on the recorded amount of the asset relinquished. Opinion 29 provided an exception to its basic measurement principle (fair value) for exchanges of similar productive assets. The Board believes that exception required that some nonmonetary exchanges, although commercially substantive, be recorded on a carryover basis. By focusing the exception on exchanges that lack commercial substance, the Board believes this Statement produces financial reporting that more faithfully represents the economics of the transactions. The Statement is effective for nonmonetary asset exchanges occurring in fiscal periods beginning after June 15, 2005. Earlier application is permitted for nonmonetary asset exchanges occurring in fiscal periods beginning after the date of issuance. The provisions of this Statement was applied prospectively. The Company has evaluated the impact of the adoption of SFAS 153, and the impact was not significant to the Company's overall results of operations or financial position.

In December 2004, the FASB issued SFAS No.123 (revised 2004), “Share-Based Payment”. Statement 123(R) will provide investors and other users of financial statements with more complete and neutral financial information by requiring that the compensation cost relating to share-based payment transactions be recognized in financial statements. That cost will be measured based on the fair value of the equity or liability instruments issued. Statement 123(R) covers a wide range of share-based compensation arrangements including share options, restricted share plans, performance-based awards, share appreciation rights, and employee share purchase plans. Statement 123(R) replaces FASB Statement No. 123, Accounting for Stock-Based Compensation, and supersedes APB Opinion No. 25, Accounting for Stock Issued to Employees. Statement 123, as originally issued in 1995, established as preferable a fair-value-based method of accounting for share-based payment transactions with employees. However, that Statement permitted entities the option of continuing to apply the guidance in Opinion 25, as long as the footnotes to financial statements disclosed what net income would have been had the preferable fair-value-based method been used. Public entities (other than those filing as small business issuers) will be required to apply Statement 123(R) as of the first interim or annual reporting period that begins after June 15, 2005. The Company has evaluated the impact of the adoption of SFAS 123(R), and does not believe the impact will be significant to the Company's overall results of operations or financial position.

In December 2004 the Financial Accounting Standards Board issued two FASB Staff Positions – FSP FAS 109-1, Application of FASB Statement 109 “Accounting for Income Taxes” to the Tax Deduction on Qualified Production Activities Provided by the American Jobs Creation Act of 2004, and FSP FAS 109-2 Accounting and Disclosure Guidance for the Foreign Earnings Repatriation Provision within the American Jobs Creation Act of 2004.  Neither of these affected the Company as it does not participate in the related activities.

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SELECTED FINANCIAL DATA ON

QUALITY BOTANICAL INGREDIENTS, INC.

(now known as AAA Health Products, Inc.)

The following table presents summary historical financial information for the years ended December 31, 2002 and 2001, which has been derived from the audited financial statements for Quality Botanical Ingredients, Inc. (now known as AAA Health Products, Inc.) included elsewhere in this prospectus.  The summary historical financial information does not purport to indicate results of operations as of any future date or for any future period.  The summary historical financial information has been derived from and should be read in conjunction with our audited financial statements and notes thereto, which are included elsewhere in this prospectus.

	Year Ended December 31,
	2002	2001
Statements of Income Data:
Net sales	$ 14,318,083	$ 12,272,557
Cost of sales	10,840,084	9,556,575
Operating expenses	2,932,070	2,530,838
Operating income	545,929	185,144
Other income (expenses)	(428,203)	254,096
Net income	$ 117,726 ===========	$ 439,240 ============

Basic and diluted income per common share	$ 589 ===========	$ 2,196 ============
Basic and diluted weighted average common shares outstanding	200	200

December 31, 2002
Balance Sheet Data:
Cash and cash equivalents	$ 30,431
Working capital (deficit)	(461,564)
Total current assets	6,574,691
Total assets	8,211,932
Total current liabilities	7,036,255
Note payable to affiliates	100,000
Total liabilities	7,597,901
Total stockholders’ equity	614,031

BUSINESS

General

Health Sciences Group, Inc. (the “Company”), a Colorado corporation, is an integrated provider of innovative products and services to the nutraceutical, pharmaceutical, and cosmeceutical industries offering value-added ingredients, bioactive formulations, and proprietary technologies used in nutritional supplements, functional foods and beverages, and skin care products.  Its subsidiaries include BioSelect Innovations, which develops and sells products based on proprietary technologies in the areas of topical and transdermal drug delivery, cosmeceuticals, and integrative medicine to a global network of customers who manufacture and distribute compounded pharmaceuticals, skin care products and cosmetics. We intend to soon to close on the acquisition of the assets of Swiss Research, Inc., a company which markets and sells branded nutraceutical products addressing major wellness categories, including weight management, arthritis support, cholesterol reduction and diabetes management.  Pending the closing we have the right to commence marketing all Swiss Research products to be acquired in the acquisition.

We strive to differentiate ourselves through the use of:

•

Proprietary/patented technologies;

•

Pharmaceutical research and/or clinical trials; and

•

Strategic marketing and distribution partnerships

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We identify, develop and commercialize nutritional products and functional food ingredients derived from natural sources to provide consumers and health professionals with preventive healthcare alternatives.  We plan to leverage the exclusive and proprietary benefits of our internally developed and patented products and recently acquired licenses to increase sales through national and international channels as we endeavor to maximize our earnings potential.  We envision building Swiss Research and Swiss Diet into leading brand names while offering new and innovative products and functional ingredients that promote a positive health benefit for a wide variety of consumer needs in the dietary supplement, food and beverage, and personal care segments of the natural care industry.

In May 2005, management determined that its pharmaceutical operations, Xcel HealthCare, Inc. were inconsistent with the Company’s revised strategic direction of identifying, developing and commercializing nutritional products and functional food ingredients and therefore elected to suspend its pharmaceutical operations and lay off its employees in order to conserve cash.  Efforts are currently underway to sell its pharmaceutical operations to several interested parties.

Corporate Background

Health Sciences Group, Inc. (the “Company”) was incorporated in the state of Colorado on June 13, 1996 as Centurion Properties Development Corporation.  The Company remained dormant until October 16, 2000 when its name was changed to iGoHealthy.com, Inc.  On September 10, 2001, the Company changed its name to Health Sciences Group, Inc.  Health Sciences Group, Inc. is an integrated provider of innovative, science-based products and ingredients to customers in the nutrition, skin care, and food and beverage industries.

Effective December 14, 2001, the Company acquired 100% of the outstanding stock of XCEL Healthcare, Inc., a California corporation and the outstanding shares of BioSelect Innovations, Inc., a Nevada corporation for approximately $4.4 million.

On February 25, 2003, effective January 1, 2003, the Company completed its acquisition of Quality Botanical Ingredients, Inc. pursuant to an Asset Purchase Agreement for approximately $1.5 million.  Quality Botanical Ingredients is a manufacturer and contract processor of bulk botanical materials and nutritional ingredients supplied to buyers in various industries including pharmaceutical, nutraceutical and cosmetics.

In October 2004, the Company acquired Polymann Technologies, Inc. (“PTI”), a wholly-owned subsidiary of UTEK Corporation in a tax-free stock-for-stock exchange for approximately $810,000.  PTI holds a license to a patented technology known as Low Molecular Weight Polymannuronate, a clinically proven and natural cholesterol reducing product.

In November 2004, the Company acquired Apple Peel Technologies, Inc. (“APTI”), a wholly-owned subsidiary of UTEK Corporation in a tax-free stock-for-stock exchange for approximately $830,000.  APTI holds a license to a patented technology that has been shown to reduce cellular damage caused by free radicals.

On December 24, 2004, the Company executed an asset purchase agreement to acquire Swiss Research, Inc. for approximately $300,000 and a warrant for 150,000 shares exercisable at $1.00 per share, a warrant for 150,000 shares exercisable at $2.00 per share and a warrant for 150,000 shares exercisable at $3.00 per share subject to certain conditions.  Swiss Research markets and sells branded nutraceutical products addressing major wellness categories, including weight management, arthritis support, cholesterol reduction and diabetes management.  Under the Asset Purchase Agreement we ar required to pay royalties of up to 2% net sales of Swiss Research products and a one-time payment of 50,000 shares.

Discontinued Operations

On October 20, 2004, the Board of Directors of the Company elected to discontinue operations of its wholly-owned subsidiary, QBI.  Possession of and control over QBI’s assets were turned over to La Salle Business Credit, LLC, QBI’s primary secured lender, for liquidation.  Proceeds from the sale of such assets will be used to repay QBI’s creditors for outstanding obligations.  At this time, management is unable to make a determination of the expected completion date and costs expected to be incurred in connection with such action.  The Company is a guarantor of the obligations of QBI pursuant to a Continuing Unconditional Corporate Guaranty dated as of February 21, 2003.  Management believes the Company’s continuing operations will not be adversely affected by this action.  Management expects to increase its focus on the development and acquisition of proprietary products and technologies in order to boost operating margins and achieve long-term profitability.

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BUSINESS STRATEGY

Our objective is to become a recognized leader in providing innovative and proprietary products and ingredients that promote a positive health benefit for a wide variety of consumer needs in the dietary supplement, food and beverage, and personal care segments of the nutraceutical industry.  To achieve our objective, we intend to:

Build Consumer Base and Brand Awareness through Advertising and Promotional Activities.  We intend to achieve consumer awareness of and create a demand for our products through advertising and promotional activities in conjunction with the establishment of distribution channels.  We believe that one of the most effective marketing tools is product sampling combined with the dissemination of educational information explaining the nutritional qualities of our products.  Accordingly, we intend to sponsor sporting events and tours and participate in musical events, festivals, health fairs, and charitable events.  In addition, we anticipate increasing our advertising and marketing budget as we increase emphasis on television advertising.

Promote the Proprietary, Science-based Qualities of our Products.  The proprietary qualities of our products are important to significant consumer segments including the fitness, weight management and therapeutic markets.  We intend to advertise in health and fitness magazines, in health-oriented publications and in various other magazines with wider circulation to promote consumer interest within these markets.  We expect to distribute educational materials that promote interest in our brand and our products.

Introduce New Products and Product Line Extensions.  Although we are initially focusing on a few products, we intend to introduce further extensions of our products, which may include functional food and beverages.  We also intend to introduce related new products.

Acquire Complementary Companies or Product Lines.  To grow sales outside of existing product lines and related products, we will consider strategic acquisitions.  We intend to focus on acquisitions of product lines or companies with product lines that are marketed to the nutraceutical and cosmeceutical markets.  We may also consider possible acquisitions of or investments in manufacturers of foods and beverages

Attract and Retain Quality Employees.  We recognize the need to continue to attract and retain quality employees.  We intend to target established leadership bases for growth in both existing and new markets, enhance our infrastructure to create an atmosphere of teamwork and cooperation, improve reward and recognition, and develop more interactive training programs.

Enter New Markets.  We believe that, in addition to the North American market, significant growth opportunities continue to exist in international markets.  New markets will be selected based on an assessment of several factors, including market size, anticipated demand for our products, receptivity to network marketing, and ease of entry, which includes consideration of possible regulatory restrictions on the products or network marketing system.  We expect to register certain products with regulatory and government agencies in preparation for international expansion.

PRODUCT OVERVIEW

We focus on delivering a complete wellness program and way of life to our customers through our diverse product portfolio.  Our products are designed to appeal to the growing number of consumers who seek to live a healthy lifestyle.  We offer products in four categories which address (i) diet and weight management; (ii) cholesterol and heart health; (iii) personal care and wellness; and (iv) diabetes and chronic disease management.  We currently focus on marketing approximately 25 products as well as literature and promotional materials designed to support our distributors.  Some of our products are often sold in programs, which are comprised of a series of related products designed to achieve a common wellness or health result, simplify weight management and nutrition for our consumers and maximize our distributors' cross-selling opportunities.

Products and Brand Names

Pursuant to the Asset Purchase Agreement, as amended, we have commenced to market the Swiss Research products addressing weight loss, cholesterol reduction, diabetes management and arthritis relief, all of which we refer to as “wellness” products.  These products are marketed under the following brands:

•

+ Swiss Research™

•

+ Swiss Research™ Rx; and

•

+ Swiss Diet™

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The Swiss Diet™ line features Shugr™ - a natural, zero-calorie, diabetes-friendly sugar substitute (made from a proprietary blend of erythritol, tagatose, maltodextrin and a trace of sucralose) that tastes like sugar and cooks like sugar.  We also offer our Swiss Diet™ Weight Loss Capsules, Calorie Minus™ peppermint wafers for fat absorption, Slim Support™ capsules for craving control, Slim Source™ nutritional energy drink mix, and Meal Source™ meal replacement powdered drink mix.  All products are made with high quality ingredients and manufactured under strict GMP standards.

The Swiss Research™ line features Sequestrol™, a natural nutritional supplement clinically-proven to assist in the reduction of cholesterol.  Other unique and innovative products under development include Cell Source – a proprietary joint restoration formulation with Collagen Type II, and Aplevia™ - an ultra-powerful antioxidant derived from apple peels.

Shugr™

Shugr™ is a natural, zero-calorie sugar substitute, made from a proprietary blend of erythritol, tagatose, maltodextrin and a trace of sucralose. Erythritol occurs naturally in many fruits and vegetables, maltodextrin comes from corn starch, and tagatose provides added sweetness and prebiotic fiber which aids in digestion. Shugr's unique formulation results in a sweet taste that is remarkably like cane sugar without any aftertaste typically associated with zero-calorie sweeteners. Shugr tastes like sugar and cooks like sugar. Shugr™ has a patent pending and its ingredients have a GRAS (Generally Recognized as Safe) designation for food safety as determined by the U.S. Food & Drug Administration (FDA).  We have commenced distribution of Shugr™ through Vitamin Shoppe, a national retail vitamin chain.

Sequestrol™

Sequestrol™ is a proprietary nutritional supplement and functional ingredient which is clinically proven to assist in the reduction of low-density lipoprotein (LDL) cholesterol and triglyceride levels. Its advanced formulation utilizes low molecular weight polymannuronate naturally derived from brown seaweed and kelp using a patented extraction method. In several clinical studies, Sequestrol™ was found effective in reducing serum and liver cholesterol by more than 20% as well as controlling serum and liver triglyceride levels.

Weight Loss Capsules

The SwissDiet™ weight loss formulation, which is all natural and stimulant free, uses herbal and thermogenic ingredients that provide a safe and effective weight loss solution.  The natural fiber from oats boosts body energy while the amino acids from mung bean help preserve body muscle tissue while body fat is being burned. B Vitamins add power while chelated minerals absorb into body organs giving vital support.  An herbal blend of green tea (low caffeine), garcinia cambogia, bitter melon, Siberian ginseng root and cayenne pepper stoke thermogenesis.  White kidney beans help block starches, while alpha lipoic acid and pyrubate help fat burning. L-carnitine facilitates metabolism increases.

Calorie Minus™

Calorie Minus™ is a proprietary chewable tablet that, when taken after each meal, prevents up to 28% of fat from being absorbed.  It is an all-natural formulation made from rare plant fibers that bind and prevent fats from being absorbed into the body. Calorie Minus™ contains no stimulants and has no known side-effects. Should be taken within 30 minutes to one hour after eating a meal consisting of fatty foods.

Slim Support™

SlimSupport™ is a proprietary herb formula that helps the body realize that it is full which helps prevent overeating and reduces cravings for high caloric foods.  Bupleurum, the principle herb of this formula, is used with scute to provide balance and assist detoxification to the gall bladder.  Rhubarb and aurantium immaturus provide balance and detoxification to the stomach and assist in keeping the user with regular bowel movements.  White peony, combined with the rhubarb helps relieve abdominal discomfort due to constipation and provides a feeling of well-being.  Pinellia dissolves and helps detoxify the body. Jujube and fresh ginger assist in balancing all the herbs in this formula for easy digestion and absorption. Gleditsia fruit helps break-up fat. Finally, green tea and gotu kola are added to increase the basal body metabolism and to burn excess fat.

Slim Source™

SlimSource™ is an all-natural weight loss drink that is low in calories with zero fat, zero cholesterol and low sodium.  The proprietary formulation includes RDA vitamins, chelated minerals and an herbal thermogenic formula that burns fat and cuts the hunger cravings.  The RDA vitamins help to keep the immune system healthy and promote cell growth while quick

36

absorbing chelated minerals keep digestion, circulation and the skeletal system functioning optimally during caloric reduction.  Soy protein keeps the body's energy level up to prevent occasional fatigue while burning fat. Choline inositol is a proven brain nutrient that keeps you mentally sharp and focused during weight loss.  SlimSource™ contains an exclusive and proprietary blend of ancient, proven, natural, traditional use herbs that signals brain chemistry and reduces hunger cravings.

Meal Source™

MealSource is the super green food drink containing twenty two essential green vegetables and rich fruits which helps regulate metabolism for healthy weight management, powerful anti-oxidants help build healthy cells and naturally detoxify and cleanse organs.  MealSource™ contains sprouted wheat and quinoa, oatgrass, spirulina, soy and rice protein, ginger, apple fiber, carrot and beet juice, royal jelly, ginseng, stevia, bee pollen, pumpkin, chia and flax seed, probiotic and lecithin.

Cell Source™

Cell Source™ is a proprietary joint restoration formulation with Collagen Type II which provides clinically-proven maximum pain relief for joint health and flexibility.  It assists in regained mobility as it refurbishes cartilage in the bone end of joints, consisting of the same cellular structure, Collagen Type II.  Working in concert with Collagen Type II is a proprietary formula containing Hyaluronic Acid (HA), which lubricates connective tissue cells and increases synovial joint fluid for maximum flexibility and fights pain-causing inflammation.

Transdermal HRT Creams

Our transdermal base creams are designed for use in hormone replacement therapy (HRT).  The gender-specific formulations include top-grade herbal extracts and antioxidants.  All of our products are cosmetically elegant with consistent viscosity and texture and produced without the use of dyes or fragrances.

PRODUCT MANUFACTURING

We use third-party vendors to produce our finished nutraceutical (such as capsules, tablets, liquid products, bars, powders and soft-gels) and our personal care products.  These third-party vendors and manufacturers produce and, in most cases, package these products according to formulations developed by or in conjunction with our in-house product development team.  Our contract manufacturers’ facility is registered with the FDA as a pharmaceutical facility, consistent with a facility that manufactures nutraceutical products and over-the-counter personal care products.

We place a strong emphasis on quality control because we believe that quality standards play a critical factor in consumer purchasing decisions and in differentiating the Swiss Research and Swiss Diet brands.  All of our products will be manufactured in accordance with current Good Manufacturing Practices ("GMPs").  Outsourcing key products is designed to allow us to enhance production flexibility and capacity while substantially reducing capital expenditures and avoiding the costs of managing a production work force, and to leverage working capital, transfer risk, and focus its energy and resources on marketing and sales.  This facility employs qualified staff to develop, implement and maintain a quality system that we believe is consistent with requirements under drug-level GMP’s.

The selected contract manufacturer will manufacture our products under formulations that we own.  They will be prohibited from producing products for any other customers using our formulas.  In addition, the selected contract manufacturer is contractually prohibited from producing products based on our organic functional nutrition concept for any other customer, with limited exceptions.  Product will be shipped to locations throughout the nation from their centrally located warehouse facility.

We believe that the selected contract manufacturer will have the capacity to fulfill our planned production needs for at least the next twelve months.  In addition, we believe that the manufacturer is willing to increase capacity to meet our additional production needs, if necessary.  If our growth exceeds the production capacity of the selected contract manufacturer, or if they were unable or unwilling to continue production, we believe we could locate and qualify other contract manufacturers to meet our production needs.

QUALITY ASSURANCE

We require all raw materials or finished products produced by third party vendors to be placed in quarantine upon receipt before release by our quality control laboratory.  We conduct sample testing, weight testing, purity testing, dissolution testing and, where required, microbiological testing.  When materials are released from quarantine, each lot is assigned a unique lot number which is tracked throughout the manufacturing process.  Materials are blended, tested and then

37

encapsulated or formed into pills which may or may not be coated.  We routinely perform qualitative and quantitative quality control procedures on its finished products.

Our contract manufacturer is expected to produce and package our products in accordance with the Standard Operating Procedures for Good Manufacturing Practice by the FDA.  All raw materials are purchased from approved suppliers and inspected by the contract manufacturer as they are received into the production facilities.  Raw materials are then labeled to indicate their source of supply, lot number, and date of receipt, and samples of the raw materials are kept for two years from the date received.  The ingredients are mixed into batches under the supervision of two quality assurance contract manufacturer employees to verify adherence to our formulations and ensure taste consistency.  The finished products are weighed, wrapped, and date coded.  After each production run, samples are analyzed to test the product for micro-impurities and to ensure accurate labeling.

SALES & MARKETING

Nutritional products are distributed through six major sales channels.  Each channel has changed in recent years, primarily due to advances in technology and communications that have resulted in improved product distribution and faster dissemination of information.  The major sales channels are as follows:

•

Mass market retailers – mass merchandisers, drug stores, supermarkets, and discount stores;

•

Natural health food retailers;

•

Network marketing;

•

Healthcare professionals and practitioners;

•

Mail order; and

•

The Internet.

We expect to distribute its products through several specialty retail and direct-to-consumer sales channels including (i) direct response radio and television, (ii) healthcare professionals and practitioners, (iii) mail order; and (iv) the Internet.

We plan to build the Swiss ResearchTM and Swiss DietTM brand names within multiple channels of distribution in order to develop increased brand awareness and strong brand recognition among consumers seeking products with a reputation for high quality and efficacious results.  We plan to position our products within the specialty retail and direct-to-consumer distribution channel as high quality products using proprietary, pharmaceutical grade ingredients supported by clinical data which presents a positive health benefit.  Our marketing strategy has the following three main components:

Product Branding and Wellness.  Our underlying initiative is to build a reputation as a company that is focused on a complete wellness program and way of life.  We believe we are ideally positioned to take advantage of current consumer trends indicating that individuals are turning more and more to nutritional supplements for weight loss, fitness and age-related health concerns.  We plan to undertake an advertising, public relations and branding campaign.  Our goal is to make our customers and distributors aware that we have over twenty years of experience in assembling herbs, botanicals and supplements in the right combinations to enhance one’s lifestyle.  To further product awareness, we will concentrate our marketing efforts on those products that are proprietary and have scientific, clinical data that supports their efficacy.

Advertising.  We intend to use advertising campaigns to create greater awareness of the convenience, taste, and nutritional attributes of our products.  We plan to use a combination of print, Internet, radio, and television advertising, with primary emphasis on print and Internet advertising to reach our target audiences in a cost-effective manner.  However, we expect to spend a significant portion of future our advertising budget on television advertising to reach a larger number of targeted consumers.  In addition to advertising in magazines with wide circulation, we also expect to place advertisements in special interest publications targeted to groups such as health food consumers, athletes and yoga enthusiasts.

Promotions and Sponsorships.  We believe that one of our most effective marketing tools is product sampling combined with the on-site dissemination of information explaining the nutritional attributes of our products.  We expect to participate in various trade shows targeted at buyers in the health and fitness, food, and sports markets, in addition to consumer health fairs.  We plan to sponsor and provide product samples at sporting events and tours, musical events, health conferences, festivals, and charitable events.  In addition, we expect to utilize endorsements of our products from highly visible sports and entertainment personalities and actively market our products to their personal fitness trainers and professional sports teams.

Customer and Consumer Service.  We are committed to providing superior service to our customers and consumers.  Our sales and marketing team will continually gather information and feedback from consumers and retailers to

38

enable us to better tailor our consumer support to meet changing consumer needs.  We expect to provide access to nutritionists and consumer service representatives through a toll free number to answer questions and educate consumers on nutrition, new products and developments.  In addition, we expect to maintain updated consumer information on our web site.

COMPETITION

The business of developing and distributing nutritional and personal care products, such as those we sell and distribute is highly competitive.  Numerous manufacturers, distributors, and retailers compete for consumers and distributors.  We expect to compete directly with other entities that develop, manufacture, market, and distribute products in each of our product lines.  We compete with these entities by emphasizing the underlying science, value, and high quality of our products.  However, many of our competitors are substantially larger and have greater financial resources and broader name recognition.  Our markets are highly sensitive to the introduction of new products that may rapidly capture a significant share of those markets.  The nutritional supplement market is characterized by:

•

Large selections of essentially similar products that are difficult to differentiate;

•

Retail consumer emphasis on value pricing;

•

Constantly changing formulations based on evolving scientific research;

•

Low entry barriers resulting from low brand loyalty, rapid change, widely available manufacturing, low regulatory requirements, and ready access to large distribution channels; and

•

A lack of uniform standards regarding product ingredient sources, potency, purity, absorption rate, and form.

Similar factors are also characteristic of products comprising our other product lines.  There can be no assurance that we will be able to effectively compete in this intensely competitive environment.  In addition, nutritional and personal care products can be purchased in a wide variety of channels of distribution, including retail stores.  Our product offerings in each product category are relatively few compared to the wide variety of products offered by many of our competitors and are often premium priced.  As a result, our ability to remain competitive depends in part upon the successful introduction of new products and enhancements of existing products.

GOVERNMENT REGULATION

The manufacturing, packaging, labeling, advertising, distribution, and sale of our products are subject to the regulation of various government agencies, principally the FDA.  The FDA regulates our products pursuant to the Federal Food, Drug, and Cosmetic Act ("FDCA") and the Fair Packaging and Labeling Act ("FPLA") and regulations thereunder.  The FDCA is intended, among other things, to assure consumers that foods are wholesome, safe to eat, and produced under sanitary conditions, and that food labeling is truthful and not deceptive.  The FPLA provides requirements for the contents and placement of information required on consumer packages to ensure that labeling is useful and informative.  Our products are generally classified and regulated as food under the FDCA, and are, therefore, not subject to pre-market approval by the FDA.  However, our products are subject to the comprehensive labeling and safety regulations of the FDA, the violation of which could result in product seizure and condemnation, injunction of business activities, or criminal or civil penalties.  Furthermore, if the FDA determines, on the basis of labeling, promotional claims, or marketing by the Company, that the intended use of any of our products is for the diagnosis, cure, mitigation, treatment, or prevention of disease, it could regulate those products as drugs and require, among other things, pre-market approval for safety and efficacy.  We believe that we presently comply in all material respects with the foregoing laws and regulations.  However, there can be no assurance that future compliance with such laws or regulations will not have a material adverse effect on our business, results of operations or financial condition.

Our advertising is subject to regulation by the FTC, pursuant to the Federal Trade Commission Act ("FTCA") which prohibits unfair or deceptive acts or practices including the dissemination of false or misleading advertising.  Violations of the FTCA may result in a ‘cease and desist’ order, injunction, or civil or criminal penalties.  The FTC monitors advertising and entertains inquiries and complaints from competing companies and consumers.  It also reviews referrals from industry self-regulatory organizations, including the NAD.  The NAD of the Council of Better Business Bureaus, Inc. administers a voluntary self-regulatory, alternative dispute resolution process that is supported by the advertising industry and serves the business community and the public by fostering truthful and accurate advertising.

Our activities are also regulated by various agencies of the states, localities, and foreign countries in which our products are sold.  In addition, we may be required to re-formulate our products to comply with foreign regulatory standards.  We believe that we presently comply in all material respects with the foregoing laws and regulations.  There can be no assurance, however, that future compliance with such laws or regulations will not have a material adverse effect on our business, results of operations and financial condition.

39

We may be subject to additional laws or regulations administered by the FDA or other federal, state, or foreign regulatory authorities, the repeal of laws or regulations, or more stringent interpretations of current laws or regulations, from time to time in the future.  We cannot predict the nature of such future laws, regulations, interpretations, or applications, nor can we predict what affect additional government regulations or administrative orders, when and if promulgated, would have on our business in the future.  Such laws could, however, require the reformulation of products, the recall, withholding or discontinuance of products, the imposition of additional recordkeeping requirements, the revision of labeling, advertising, or other promotional materials, and changes in the level of scientific substantiation needed to support claims.  Any or all such government actions could have a material adverse effect on our business, results of operation and financial condition.

BIOSELECT INNOVATIONS, INC.

BioSelect Innovations produces a line of topical and transdermal bases for drug delivery and functional skin care products that are marketed by other pharmacies.  As an outgrowth of its expertise and experience in compounding prescriptions, BioSelect has developed a number of proprietary formulations that have patents pending.  These patents address the unique integration of selective traditional over-the-counter generic drugs with complementary alternative medications such as vitamins, herbs and other natural nutraceutical supplements.  BioSelect expects to become a pioneer in this nascent field of integrative medicine.  Slated to be marketed and distributed through alliances with major pharmaceutical companies, this breakthrough in integrative medicine addresses heart disease, cold & flu, arthritis, migraine, allergy and other conditions.

Integrative Medicine Market Opportunity

BioSelect plans to launch a new proprietary family of innovative combination of OTC drugs with natural remedies such as herbs, botanicals, vitamins, and other supplements.  BioSelect is targeting the nexus of traditional medications and homeopathic remedies.  Consumers in the mass market have demonstrated increasing interest in natural health products, including dietary supplements, vitamins and botanical nutraceuticals, over the past decade.  This interest level is being met with the increased availability of highly efficacious pharmacological agents that were previously prescription-restricted.  This growing OTC market provides a strong sales, marketing and distribution channel mechanism through which BioSelect’s combined OTC-nutraceutical products can provide customers with unique ailment solutions while simultaneously providing significant financial opportunities for the many makers of OTC drugs that are continually seeking new sources of growth.  Management believes that its proposed OTC-nutraceutical combination products have the potential to:

•

Enhance the health of consumers by combining the advances of science with natural remedies;

•

Provide consumers with a source of nutraceutical supplements promoted by an established, trusted OTC companies;

•

Enable BioSelect and its partners to expand the reach of nutraceuticals into the mass market by combining them with ubiquitous OTC drugs;

•

Establish intellectual property protection through the combination of nutraceuticals with OTC drugs; and

•

Provide a pharmaceutical company with a high-growth, high-margin product line.

We believe that products that combine OTC medications and nutraceutical supplements provide a unique growth opportunity.  For the pharmaceutical industry, which has traditionally been reliant on medications switching from prescription status to OTC status to spur growth, new products, which combine “traditional” medications and homeopathic remedies, are expected to offer substantial new industry growth opportunities.  For the nutraceutical industry, it is anticipated that the successful introduction of OTC-nutraceutical combination products supported by one or more established, respected pharmaceutical companies would lend the industry much needed credibility.

Research and Development

Research and development efforts are generally devoted to four principal areas: (1) development of new technologies; (2) application of our existing technologies to new products; (3) improvement of existing processes; and (4) formulation of existing and new biologically active compounds.

As part of our focus on delivering a complete wellness program and way of life to our customers, we plan to explore and develop new products.  New product ideas are derived from a number of sources, including trade publications, scientific and health journals, our executives, staff and consultants and outside parties.  In general, we maintain a strategy of introducing our own proprietary formulations of products successfully offered by others in the market.  Although our products use ingredients that we regard as safe when taken as suggested by us, we expect to conduct limited clinical studies of certain proprietary products.  In advance of introducing products into our markets, local counsel and other representatives, retained by us, investigate product formulation matters as they relate to regulatory compliance and other issues.  Our products are then reformulated to suit both the regulatory and marketing requirements of the particular market.

40

We have spent approximately $7,000 and $50,000 on Company-sponsored research and development in the years ended December 31, 2004 and 2003, respectively.

Patents and Trademarks

BioSelect has developed a number of proprietary and patented formulations.  These patents address the unique integration of selective traditional over-the-counter generic drugs with complementary alternative medications such as vitamins, herbs and other natural nutraceutical supplements.  The product development effort focuses on developing proprietary formulations for existing products and on the creation of formulations for product line extensions.  The preservation and improvement of the quality of BioSelect's products are also integral parts of its overall strategy.  To date, BioSelect has been issued five patents.

BioSelect maintains and has applied for trademark and copyright protection in the United States relating to certain of its existing and proposed products and processes, including CoCareTM, NutragenicaTM, ConaseTM, CoprofenTM, Epigest EessentialsTM, Femderm EssentialsTM, Femgest EssentialsTM, and TranslipobaseTM.  There can be no assurance that BioSelect will be able to successfully protect its intellectual property.

Swiss Research maintains and has applied for trademark and copyright protection in the United States relating to certain of its existing and proposed products and processes, including Swiss DietTM, Swiss ResearchTM, ShugrTM, SequestrolTM, Aplevia™, Calorie MinusTM, Cell SourceTM, Meal SourceTM, Slim SourceTM and Slim SupportTM.  There can be no assurance that Swiss Research will be able to successfully protect its intellectual property.

Employees

At May 31, 2005, we employed 3 persons at XCEL, BioSelect and the corporate offices, all of which were full-time.  Prior to the discontinuation of QBI’s operations, there were a total of 70 employees, 68 of which were full-time and 2 part-time.  Employees include pharmacists, technicians, accounting, sales and marketing, administrative, delivery and executive personnel.  A standard package of employee benefits is provided to all full-time employees in addition to on-the-job training and advancement opportunities.  None of the Company’s employees are covered by a collective bargaining agreement and none are represented by labor unions.  We do not have key man insurance on any employee.

Our subsidiaries have entered into Employment Agreements, Nondisclosure and Non-Competition Agreements with each of their respective key employees.  These Agreements include provisions for salary increases and stock options based on revenue and earnings growth that the respective operations may achieve.

At December 31, 2004, we had employment agreements with the following personnel:

Expiration

Annual Base

Employee

Position

Date

Salary

Fred E. Tannous

CEO, Treasurer, Health Sciences Group

December 2005

$

190,000

Bill Glaser

President, Secretary, Health Sciences Group

December 2005

$

190,000

Properties

Our executive offices are located at Howard Hughes Center, 6080 Center Drive, 6th Floor, Los Angeles, California.  The annual lease payments for the executive offices totals approximately $22,000.  The lease agreement expires in August 2005, and management plans to continue on either a month to month or annual lease basis pending the availability of alternative facilities to accommodate the Company’s future employee growth projections.  We also lease a 2,400 square foot facility in Woodland Hills, California for the operations of XCEL and BioSelect.  The annual lease payments for the Woodland Hills facility total approximately $39,000 and are paid on a month-to-month basis.

With the acquisition of QBI on February 25, 2003, effective January 1, 2003, the Company assumed the lease on QBI’s 53,000 square foot warehouse and processing facility located in South Plainfield, New Jersey.  The annual lease payments for the New Jersey facility totals approximately $233,000 for the year ended December 31, 2003.  The term of the lease is twenty five years starting on May 1, 1997.  The lessor is MRA Associates, LLC, a New Jersey limited liability company, a third of which is beneficially owned by Joseph R. Schortz, the President and Chief Executive Officer of QBI.  The Company holds an option to purchase the property from MRA Associates for $2,250,000.  The option, which is unrecorded, expires in 2007.  Each of the respective companies is responsible for the rental payments from its own operations.  MRA Associates, LLC (“MRA”) has been notified by the mortgage holder of the New Jersey property that MRA is in default of the mortgage.  There is a possibility that if MRA does not cure its default under the mortgage, QBI’s lease rights in the premises may be impaired.  As part of the ongoing discussions between the Company and the sellers of the QBI assets, we obtained an agreement from the sellers of the QBI assets that accrued rent under the lease be paid by December 31, 2004.  The owner of

41

the mortgage on the property leased to us by MRA has notified us that if we do not pay-off an obligation of approximately $131,000 of MRA’s, it will foreclose its mortgage on the property.

On October 20, 2004, our Board of Directors elected to discontinue operations of its wholly-owned subsidiary, Quality Botanical Ingredients, Inc. ("QBI").  Possession of and control over QBI’s assets were turned over to La Salle Business Credit, LLC, QBI’s primary secured lender, for liquidation.  Proceeds from the sale of such assets were used to repay QBI’s creditors for outstanding obligations.

Upon acquisition of Quality Botanical Ingredients (“QBI”) we and three other parties, two individuals and a Limited Liability Company, (together “Guarantors”) issued a joint and severable Continuing Unconditional Corporate Guaranty dated as of February 21, 2003, on the Amended Loan and Security Agreement (“Loan Agreement”) between QBI and LaSalle Business Credit, LLC (“LaSalle”), whereupon in the event of default by QBI the Guarantors are liable for any unpaid balances due LaSalle.  The Loan Agreement is collateralized with QBI’s accounts receivable, fixed assets, and inventory.  The Loan is also collateralized by the personal assets of the two guaranteeing individuals. In addition, LaSalle is a lien holder on the five acre parcel of land and the building that housed QBI’s operations, owned and also pledged as collateral by the Limited Liability Company (“LLC”).

In October 2004, the Guarantors received a default declaration letter pursuant to terms outlined in the Loan Agreement citing failure to adhere to certain covenants with a demand for repayment of the outstanding principal balance of $2,067,990, plus approximately $10,543 in accrued interest and fees.  Upon receipt of the demand, our Board of Directors elected to discontinue QBI’s operations and liquidate QBI’s accounts receivable, inventory and fixed assets.  In addition, the LLC is currently in the process of marketing the land and building for sale during the third quarter of 2005.

Legal Proceedings

In August 2003, our QBI subsidiary was served as a defendant in an action entitled Fortress Systems LLC v. AAA Health Products, Inc. (aka Quality Botanical Ingredients, Inc.), filed by the plaintiff in U.S. Bankruptcy Court for the District of Nebraska.  In this case, the plaintiff, Fortress Systems LLC, is seeking damages of approximately $402,200 resulting from products shipped by our QBI subsidiary to Fortress Systems LLC which allegedly did not meet specifications.  QBI has responded to this complaint by denying liability.  The case is in the early stages of discovery and the outcome can not at this time be predicted.  The sellers from which we purchased the QBI assets have agreed to deposit 400,000 shares of Health Sciences Group, Inc. common stock owned by them in escrow as an offset against the possibility that we might be required to pay the claim which is the basis for this suit.  As we have decided to shut down operations at QBI and have turned over the assets of QBI to LaSalle Bank and, as Health Sciences Group, Inc. was not named a defendant in the action, we have ceased defending this case and have informed the plaintiff that the QBI assets have been turned over to the bank.

We recently settled the case of Health Sciences Group, Inc. v. Ron Gustilo, Multnomah County Circuit Court for the State of Oregon, Case No. 0406-05981 – in which we were suing for $900,000 for breach of an agreement regarding restrictions on the transfer of our stock and in which the defendant was counterclaiming for attorney fees.  We agreed to a settlement where the defendant returns 50,000 shares of our Common Stock and agrees to time restrictions for the resale of his remaining 110,000 shares.

In November 2004, an attorney for Jacob Engel, wrote a letter to the Company alleging that Health Sciences Group, Inc. failed to pay Mr. Engel his salary since January 1, 2004 at the rate of $150,000 per annum and wrongfully terminated his participation in the Company’s health insurance coverage leaving him uninsured for three months during which he incurred medical expenses which would have been covered and compelling his acceptance, with a reservation of rights of COBRA coverage for which he has been obliged to pay premiums since September 2004.  The letter stated that in the event cure is not fully effected by December 5, 2004, Mr. Engel will terminate his Employment Agreement for Good Reason pursuant to the Employment Agreement.  The letter further stated that unless the defaults are fully cured prior to December 5, 2004, in addition to all unpaid base salary since January 1, 2004 through the date of termination and the reimbursement of COBRA payments made by Mr. Engel, the Company will be obligated to pay Mr. Engel one year of his base salary and all accrued vacation pay and to restore Mr. Engel to coverage under the health insurance plan.  The letter further stated that in addition, Mr. Engel is entitled to have his rights in his stock options until December 5, 2005 and that Mr. Engel is owed $18,000 for legal expenses; has a claim for breach of the agreement between him and the Company by which he agreed to accept shares of the Company’s stock in lieu of $100,000 of his 2003 salary and has a claim for the automobile allowance of $350 per month which the Company agreed to provide him. There have been no further developments related to this matter through April 13, 2005.  The Company does not agree with the allegations made and is prepared to vigorously assert its position.

42

MANAGEMENT

The following table sets forth the name, age, position, and the start date of each director and executive officer of Health Sciences Group, Inc. and its subsidiaries at May 15, 2005.  There are no other persons who can be classified as a promoter or controlling person of the Company.

___________________________________________________________________________________________________________

Position

Name

Age

Title

Held

Since

___________________________________________________________________________________________________________

Fred E. Tannous

38

Co-chairman of the Board, Chief Executive

Officer, and Treasurer

2000

Bill Glaser

38

Co-chairman of the Board, President, and Secretary

2000

Duke Best, CPA

33

Controller

2004

William T. Walker, Jr.

73

Director

2003

Sid L. Anderson

58

Director

2005

Merrill A. McPeak

69

Director

2005

___________________________________________________________________________________________________________

Health Sciences Group, Inc.

Fred E. Tannous has been Co-chairman, Chief Executive Officer, and Treasurer, of Health Sciences Group since October 2000.  From 2000 to 2001, Mr. Tannous was employed at DIRECTV, Inc. where he was involved in various capacities including valuing, structuring, and executing strategic investments.  From 1999 to 2000, Mr. Tannous was with the corporate treasury organization of Hughes Electronics Corporation where he assisted in conducting valuations and effectuating financing transactions for the company’s satellite and network communication units.  From February 1996 to May 1999, Mr. Tannous served as Treasurer and Chief Financial Officer of Colorado Casino Resorts, Inc., a gaming and lodging concern with operations in Colorado.  In addition to overseeing the company’s finance and accounting operations, he was accountable for all corporate finance and treasury activities.  Previously, as principal of his own consulting firm, Mr. Tannous consulted to several start-up ventures in various industries where he was instrumental in developing business plans, advising on business strategy and capital structure, and arranging venture financings.  Mr. Tannous received an MBA in finance and accounting from the University of Chicago Graduate School of Business.  He also holds a Masters and Bachelors degree in Electrical Engineering from the University of Southern California.

Bill Glaser has been Co-chairman, President, and Secretary of Health Sciences Group since October 2000.  From 1994 to 2000, Mr. Glaser was founder and Chief Executive Officer of Zenterprise, Inc., a comprehensive investment banking and corporate consulting firm which focused primarily on capital formation, M&A advisory, business strategy, marketing, and management consulting services for public and private companies.  From September 1991 to July 1994, Mr. Glaser was a registered principal of a regional stock brokerage firm where he gained diverse experience in finance, management, marketing, sales, and public company relations.  Previously, he was a registered representative at Drexel, Burnham, Lambert and Smith Barney.  Mr. Glaser holds a Bachelors degree in finance and economics from the Ithaca College - School of Business.

Duke Best, CPA, has been Corporate Controller of Health Sciences Group since July 2004.  From 2002 to 2004, Mr. Best was a management consultant with Acumen & Merit, LLC where he provided business management consulting and accounting outsourcing solutions – including operational processes restructuring, marketing initiative analysis and financial modeling – to a variety of industries. From 1997 to 2002, Mr. Best was both an experienced senior consultant and auditor with Arthur Andersen LLP. There he assisted clients build and increase profitability via diagnostics analysis to identify process improvement opportunities, overhead reduction options, and areas for technology improvements. In addition, he earned his CPA as an auditor responsible for financial statement preparation and analysis, recommending improvements for business and management processes, and documenting internal control environments.  Prior to 1997, Mr. Best worked as a tax preparation associate for Murphy, Murphy & Murphy, CPA and was an accountant within a real estate and restaurant management company. Mr. Best holds a Bachelors degree in business communications from Chapman University.

William T. Walker, Jr. is a Director.  Mr. Walker was appointed to the company’s Board of Directors in May, 2003, and is the founder of Walker Associates, a corporate finance consulting firm that acts as advisor to corporations and investment banks, and has served in that capacity since 1985.  Prior to starting Walker Associates, he was Executive Vice President and Managing Director of Investment Banking for Bateman Eichler, Hill Richards, a regional West Coast NYSE investment banking firm, where he directed its merger into the Kemper Insurance Group.  Mr. Walker currently chairs the board of SupraLife International and its subsidiaries, and serves as a director of King Thomason Group, Stone Mountain

43

Financial Systems, Digid Technologies and Desert Health Products, Inc.  He has served as a board member of the Securities Industry Association, a Governor of the Pacific Coast Stock Exchange, a member of the American Stock Exchange Advisory Committee, President of the Bond Club of Los Angeles, and Chairman of the California District Securities Industry Association.  Mr. Walker graduated from Stanford University and served in the United States Air Force.

Sid L. Anderson .  On February 18, 2005, the Company appointed Mr. Sid L. Anderson to its Board of Directors.  Since October 2000,  Mr. Anderson has been a consultant to corporations on financial and strategic business matters.  Mr. Anderson previously practiced law as a Partner with the law firm of Pray, Walker, Jackman, Williamson & Marlar where he specialized in securities law, taxation and mergers and acquisitions.  Formerly, he was manager in the tax department of Peat Marwick, Mitchell & Co., currently KPMG, in Tulsa, Oklahoma and is expected to serve on the Board’s audit committee.

Merrill A. McPeak (General U.S. Air Force Ret.).  In May 2005, Merrill A. McPeak was appointed to the Board of Directors.  From 1995 to the present, General McPeak has been the president of McPeak and Associates, a consulting firm.  From October 1990 to October 1994, he was Chief of Staff of the U.S. Air Force.  He is a director of TEKTRONIX (NYSE), Chairman of the Audit Committee, organization and Compensation Committee; SPAN Communications (OTC) Chaairman of the Audit Committee, Chairman of the Board; Del Global Technologies (OTC) Member of Compensation Committee; Gigabeam (OTC:BB) Member of Audit Committee.  General McPeak is also a director of private companies and the author of numerous publications in scholarly journals and of several books.  General McPeak has a B.A. in Economics from San Diego State University and an M.S. in International Relations from George Washington University and attended the Executive Development Program, University of Michigan Graduate School. of Business.

Other Key Personnel and Consultants

Steven Antebi.  In August 2003 we entered into a Consulting Agreement with Mr. Steven Antebi.  Mr. Antebi is currently president of Novante Communications, with which he has been associated with since 1993.  He is primarily involved in asset-backed lending and equity investments.  Previously, he ran Maple Technology Ventures, The Maple Fund and Maple Partners.  From 1973 to 1991, Mr. Antebi was Managing Director at Bear Stearns’ Los Angeles office.  He is currently a director of The Holman Group, and Clientsoft, and sits on the board of Cedars Sinai Hospital.  Pursuant to the Consulting Agreement, Mr. Antebi will provide advice to the Company about financial and related matters and has agreed, subject to our obtaining Directors’ and Officers’ insurance, to become at our request a Director or Chairman of the Board of Directors.  Compensation to Mr. Antebi will be in the form of Warrants to his corporation, Blue & Gold Enterprises LLC, for up to 2,000,000 shares of common stock, of which 500,000 are vested, the balance exercisable upon attaining certain performance benchmarks, at exercise prices ranging from $1.25 to $2.75 per share, and are callable at $.01 per share within 90 days of vesting upon the occurrence of certain events.  Mr. Antebi has invested $250,000 in our Series A Convertible Preferred Stock.  We do not believe the unvested warrants have been earned and intend to seek their cancellation.

Spencer Trask Ventures, Inc.  In August 2003 we entered into a Consulting Agreement with Spencer Trask whereby Spencer Trask will, apart from acting as the Introducing Agent in connection with our Series A Convertible Preferred Private Placement, for a two-year period, consult with and advise the Company with respect to financial planning, corporate organization and structure, financial matters in connection with the operation of the business of the Company, private and public equity and debt financing, acquisitions, mergers and other similar business combinations, management and directors, and our overall progress, needs and financial condition. In connection with these advisory services, we agreed to issue to Spencer Trask or its designees 500,000 shares of common stock, which shares will not vest and be saleable until after the earlier of a) one year, b) the date the average closing bid price for the common stock has been $3.00 or more (subject to adjustment to reflect stock splits, stock dividends and the like) for ten (10) consecutive trading days, or c) two months after the date the Company’s shares of common stock are first traded on the American Stock Exchange or the NASDAQ SmallCap Market; vesting of the shares will then be at the rate of 25% per calendar quarter.

Jacob Engel.  In August 2003 we entered into an Employment Agreement with Jacob Engel as General Manager of Operations.  Messrs. Tannous and Glaser agreed to vote their shares in favor of Mr. Engel's board position.  From 1990 to 2002, Mr. Engel was a Director and Chief Operating Officer of a family-owned business known as Gel Spice Co, Inc., which is engaged in the manufacturing and distributing of spices and snack foods.  The Employment Agreement with Mr. Engel provides for an annual salary of $150,000 and stock options for up to 2,000,000 shares of common stock, issued under our 2003 Stock Option, Deferred Stock and Restricted Stock Plan.  The options granted to Mr. Engel were exercisable upon Mr. Engel attaining certain performance benchmarks, at exercise prices ranging from $1.25 to $2.75 per share.  We believe that Mr. Engel has not achieved the performance benchmarks and therefore is not entitled to these options.  Mr. Engel invested $250,000 in our Series A Convertible Preferred Stock.  In October 2003 Mr. Engel was granted 100,000 shares of common stock in lieu of cash for services to be rendered.  See “Management, Key Personnel, Jacob Engel.”

On November 3, 2004, Jacob Engel’s attorney wrote a letter to Health Sciences Group, Inc., alleging that Health Sciences Group, Inc. failed to pay him his salary since January 1, 2004 at the rate of $150,000 per annum and wrongfully

44

terminated his participation in the Company’s health insurance coverage leaving him uninsured for three months during which he incurred medical expenses which would have been covered and compelling his acceptance, with a reservation of rights of COBRA coverage for which he has been obliged to pay premiums since September 2004.  The letter stated that in the event cure is not fully effected by December 5, 2004, Mr. Engel will terminate his Employment Agreement for Good Reason pursuant to the Employment Agreement.  The letter further stated that unless the defaults are fully cured prior to December 5, 2004, in addition to all unpaid base salary since January 1, 2004 through the date of termination and the reimbursement of COBRA payments made by Mr. Engel, the Company will be obligated to pay Mr. Engel one year of his base salary and all accrued vacation pay and to restore Mr. Engel to coverage under the health insurance plan.  The letter further stated that in addition, Mr. Engel is entitled to have his rights in his stock options until December 5, 2005 and that Mr. Engel is owed $18,000 for legal expenses; has a claim for breach of the agreement between him and the Company by which he agreed to accept shares of the Company’s stock in lieu of $100,000 of his 2004 salary and has a claim for the automobile allowance of $350 per month which the Company agreed to provide him.

The Company does not agree with these allegations made in this letter and is prepared to vigorously assert its position and is seeking to cancel 100,000 shares of common stock issued to Mr. Engel for future services deemed unearned.

Directors

Directors are elected annually and hold office until the annual meeting of the shareholders of Health Sciences and until the successors are elected and qualified.  There are no family relationships among Health Sciences’ officers and directors.

Non-management directors receive cash fees of $24,000 for attending board meetings and 50,000 options per year.

SUMMARY COMPENSATION TABLE

Annual Compensation

Awards

Restricted

Securities

Name and

Other Annual

Stock

Underlying

All Other

Principal Position

Year

Salary($)

Bonus($)

Compensation

Awards($)

Options/SARs

Compensation

Fred E. Tannous

12/31/04

$190,000

--

--

--

1,000,000

--

CEO, Treasurer

12/31/03

$190,000

--

--

$150,000

--

--

Health Sciences Group, Inc.

Bill Glaser

12/31/04

$190,000

--

--

--

1,000,000

--

President, Secretary

12/31/03

$190,000

--

--

$150,000

--

--

Health Sciences Group, Inc.

John Park(1)

12/31/04

$125,000

--

--

--

100,000

--

President & CEO

12/31/03

$22,115

--

--

--

--

--

XCEL Healthcare, Inc.

Daniel I. Gelber(2)

12/31/04

$     --

--

--

--

--

--

Director of R&D

12/31/03

$137,500

--

--

--

--

--

BioSelect Innovations, Inc.

Joseph R. Schortz(3)

12/31/04

$

--

--

--

--

--

President & CEO

12/31/03

$160,880

--

--

--

--

--

Quality Botanical Ingredients, Inc.

(1)

As of March 18, 2005, Mr. Park was no longer employed with the Company.

(2)

Since January 1, 2004, Dr. Gelber was retained as a consultant on a part-time basis with the Company.  As of March 18, 2005, Dr. Gelber was no longer retained by the Company.

(3)

As of March 17, 2004, Mr. Schortz was no longer employed with the Company.

The table below sets forth information concerning the exercise of options during 2004 along with the aggregate 2004 year-end option holdings of the below named officers of the Company:

45

AGGREGATED OPTION EXERCISES IN 2004 AND YEAR END OPTION VALUES

COMMON STOCK

Number of securities

Value of unexercised

underlying options at

in-the-money

Shares Acquired

Value

December 31, 2004

options at

Name

on Exercise

Realized

Exercisable/Unexercisable

December 31, 2004

Fred E. Tannous

--

--

1,350,000/0

$127,500

Bill Glaser

--

--

1,350,000/0

$127,500

Executive Compensation

The table above, for the fiscal years ended December 31, 2004 and 2003, sets forth the compensation paid or accrued by the Company to its named persons. The Company has employment agreements, nondisclosure/non-competition agreements and severance agreements with the following executive officers:

Health Sciences Group, Inc.

Fred E. Tannous.  Pursuant to an Employment Agreement, which became effective January 1, 2002, and is scheduled for expiration on December 31, 2005, Mr. Tannous has served and continues to serve as Health Sciences’ Chief Executive Officer and Treasurer.  The Agreement provides that Mr. Tannous is to receive an annual salary of not less than $190,000, subject to increases at the discretion of the company's Board of Directors.  During year 2004, Mr. Tannous has accepted deferred payment of such compensation.  Mr. Tannous is also entitled to participate in the Health Sciences’ annual bonus, incentive, stock and other benefit programs generally available to executive officers of the Company.  The agreement also provides for (i) reasonable access to the Company's accountants for personal financial planning, (ii) an automobile allowance, (iii) reimbursement of certain other expenses and (iv) an indemnification of Mr. Tannous on an after-tax basis in the event he incurs an excise tax under Section 4999 of the Internal Revenue Code.

Bill Glaser.  Pursuant to an Employment Agreement, which became effective January 1, 2002, and is scheduled for expiration on December 31, 2005, Mr. Glaser has served and continues to serve as Health Sciences’ President and Secretary.   The Agreement provides that Mr. Glaser is to receive an annual salary of not less than $190,000, subject to increases at the discretion of the company's Board of Directors.  During year 2004, Mr. Glaser has accepted deferred payment of such compensation.  Mr. Glaser is also entitled to participate in the Health Sciences’ annual bonus, incentive, stock and other benefit programs generally available to executive officers of the Company.  The agreement also provides for (i) reasonable access to the Company's accountants for personal financial planning, (ii) an automobile allowance, (iii) reimbursement of certain other expenses and (iv) an indemnification of Mr. Glaser on an after-tax basis in the event he incurs an excise tax under Section 4999 of the Internal Revenue Code.

Jacob Engel.  In August 2003 we entered into an Employment Agreement with Jacob Engel as General Manager of Operations.  The Employment Agreement with Mr. Engel provides for an annual salary of $150,000 and stock options for up to 2,000,000 shares of Common Stock, issued under our 2003 Stock Option, Deferred Stock and Restricted Stock Plan.  The options granted to Mr. Engel will be exercisable upon Mr. Engel attaining certain performance benchmarks, at exercise prices ranging from $1.25 to $2.75 per share.  Mr. Engel invested $250,000 in our Series A Convertible Preferred Stock.  In October 2003, Mr. Engel was granted 100,000 shares of common stock in lieu of cash bonuses.

In 2004, the Company terminated Mr. Engel’s contract. In November 2004, an attorney for Jacob Engel, wrote a letter to the Company alleging that Health Sciences Group, Inc. failed to pay Mr. Engel his salary since January 1, 2004 at the rate of $150,000 per annum and wrongfully terminated his participation in the Company’s health insurance coverage leaving him uninsured for three months during which he incurred medical expenses which would have been covered and compelling his acceptance, with a reservation of rights of COBRA coverage for which he has been obliged to pay premiums since September 2004.  The letter stated that in the event cure is not fully effected by December 5, 2004, Mr. Engel will terminate his Employment Agreement for Good Reason pursuant to the Employment Agreement.  The letter further stated that unless the defaults are fully cured prior to December 5, 2004, in addition to all unpaid base salary since January 1, 2004 through the date of termination and the reimbursement of COBRA payments made by Mr. Engel, the Company will be obligated to pay Mr. Engel one year of his base salary and all accrued vacation pay and to restore Mr. Engel to coverage under the health insurance plan.  The letter further stated that in addition, Mr. Engel is entitled to have his rights in his stock options until December 5, 2005 and that Mr. Engel is owed $18,000 for legal expenses; has a claim for breach of the agreement between him and the Company by which he agreed to accept shares of the Company’s stock in lieu of $100,000 of his 2003 salary and has a claim for the automobile allowance of $350 per month which the Company agreed to provide him.

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The Company does not agree with the allegations made and is prepared to vigorously assert its position.

Quality Botanical Ingredients, Inc.

Joe R. Schortz, CPA.  Pursuant to an Employment Agreement, which became effective January 1, 2003, and is scheduled for expiration on December 31, 2005.  Mr. Schortz has served and continues to serve as President and Chief Executive Officer for Quality Botanical Ingredients.  The Agreement provides that Mr. Schortz is to receive an annual salary of not less than $150,000 plus incentive compensation equal to two percent (2%) of QBI’s net pre-tax operating income during the year.  Mr. Schortz is also party to a Non-Competition and Confidentiality Agreement with QBI.  Mr. Schortz is also entitled to receive other benefit programs generally available to executive officers.  As of March 17, 2004, Mr. Schortz is no longer employed with the Company and his Employment Agreement is cancelled.

XCEL Healthcare, Inc.

Ronald A. Gustilo.  Pursuant to an Employment Agreement, which became effective December 14, 2001, and is scheduled for expiration on December 31, 2004, Mr. Gustilo has served and continues to serve as Director of Operations for XCEL Healthcare, Inc.  The Agreement provides that Mr. Gustilo is to receive an annual salary of not less than $85,000, subject to increases by 10% per annum based on the combined gross revenues earned by XCEL and BioSelect in a year increasing by at least 30% over the prior year.  Mr. Gustilo is also entitled to receive an annual bonus, incentive, stock and other benefit programs subject to achievement of key pre-determined milestones tied to annual growth rates in revenues and net income.  Mr. Gustilo is party to Confidentiality and Non-Competition Agreement and with XCEL and BioSelect.  As of January 23, 2004, Mr. Gustilo is no longer employed with the Company and his Employment Agreement is cancelled.

BioSelect Innovations, Inc.

Dr. Daniel I. Gelber.  Pursuant to an Employment Agreement, which became effective December 14, 2001, and is scheduled for expiration on December 31, 2004, Dr. Gelber has served and continues to serve as Director of Research and Development for BioSelect Innovations, Inc.  The Agreement provides that Dr. Gelber is to receive an annual salary of not less than $125,000, subject to increases by 10% per annum based on the combined gross revenues earned by XCEL and BioSelect in a year increasing by at least 30% over the prior year.  Dr. Gelber is also entitled to receive an annual bonus, incentive, stock and other benefit programs subject to achievement of key pre-determined milestones tied to annual growth rates in revenues and net income.  Dr. Gelber is party to Confidentiality and Non-Competition Agreement and with XCEL and BioSelect.  As of January 1, 2004, Dr. Gelber’s Employment Agreement was cancelled and he was retained as a consultant on a part-time basis.  As of March 18, 2005, Dr. Gelber was no longer employed by the Company.

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SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information concerning common stock ownership by beneficial owners of five percent or more of our common stock and each of our officers and directors and our officers and directors as a group:

Name and Address

Amount of

Percent of

Title of Class

of Beneficial Owner

Beneficial Ownership (1)

Class

Common

UTEK Corporation

$0.001 par value

202 South Wheeler Street

3,282,845

(2)

14.68%

Plant City, FL 33563

Common

Fred E. Tannous

$0.001 par value

6080 Center Drive, 6th Floor

2,955,397

(3)

12.47%

Los Angeles, CA 90045

Common

Bill Glaser

$0.001 par value

6080 Center Drive, 6th Floor

2,954,678

(3)

12.47%

Los Angeles, CA 90045

Common

William J. Ritger

$0.001 par value

623 Ocean Avenue

1,791,185

(4)

7.79%

Sea Girt, NJ 08750

Common

Castlerigg Master Investments, Ltd.

$0.001 par value

c/o Sandell Asset Management

1,664,706

(5)

7.05%

40 W. 57th Street

New York, NY 10019

Common

Vestcap International Management, Ltd.

$0.001 par value

30 Rockefeller Plaza, Suite 900

1,655,764

(6)

7.13%

New York, NY 10020

Common

Alpha Capital

$0.001 par value

c/o LH Financial Services Corp.

1,352,952

(7)

5.71%

160 Central Park South, Suite 2701

New York, NY 10019

Common

Cedar Crescent Holdings, Ltd.

$0.001 par value

30 Rockefeller Plaza, Suite 900

1,214,209

(8)

5.23%

New York, NY 10020

Common

Spencer Trask Ventures, LLC

$0.001 par value

535 Madison Avenue, 18th Floor

1,191,177

(9)

5.12%

New York, NY 10022

Common

John Park

$0.001 par value

6080 Center Drive, 6th Floor

100,000

(10)

0.44%

Los Angeles, CA 90045

Common

William T. Walker, Jr.

$0.001 par value

6080 Center Drive, 6th Floor

112,000

(11)

0.50%

Los Angeles, CA 90045

Common

Sid L. Anderson

$0.001 par value

6080 Center Drive, 6th Floor

37,000

(11).

0.17%

Los Angeles, CA 90045

Common

Merrill A. McPeak

$0.001 par value

6080 Center Drive, 6th Floor

31,000

(11).

0.14%

Los Angeles, CA 90045

Common

All officers and directors

6,190,075

26.99%

$0.001 par value

as a group (five persons)

Common

Total shares issued and outstanding

22,361,062

(1)

Unless otherwise indicated, the Company believes that all persons named in the table have sole voting and investment power with respect to all shares beneficially owned by them.  Each beneficial owner’s percentage ownership is determined by assuming that options or warrants that are held by such person and which are exercisable within 60 days of the date of this report have been exercised.  However, the options or warrants are not treated as outstanding for the purposes of computing the percentage of any other person.  The calculation is based on 22,361,062 shares of common stock outstanding as of March 31, 2005, not counting

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options or warrants, except with respect to a holder of such options or warrants.  As to such holder, his percentage assumes that the shares underlying his options and warrants have been exercised and are added to the base of 22,361,062 shares of common stock outstanding for the purpose of calculations his percentage, and not of any other persons in the table.

(2)

UTEK Corporation’s beneficial ownership presented consists of 100,000 shares of common stock issued as compensation for a one year consulting agreement plus 1,160,000 shares of common stock as a fee for facilitating the acquisition of Polymann Technologies, Inc., 1,200,000 shares of common stock as a fee for facilitating the acquisition of Apple Peel Technologies, Inc. from Cornell University, and 822,845 shares of common stock as a fee for facilitating the acquisition of Open Cell Biotechnologies, Inc. from the Hebrew University of Jerusalem.

(3)

Includes options to purchase 500,000 shares at the exercise price of $0.85 per share and 850,000 shares at the exercise price of $0.55 per share, exercisable within 60 days.

(4)

Mr. Ritger’s beneficial ownership presented includes 122,760 shares held in the name of The Research Works, 127,273 shares held in the name of Seaside Partners, LP and 6,944 shares held in the name of his son, Michael Ritger.  Also included in Mr. Ritger’s beneficial ownership are warrants to purchase 644,057 shares at exercise price of $0.90, exercisable within 60 days.

(5)

Castlerigg’s beneficial ownership presented includes 370,588 shares of common stock upon the conversion of, plus 117,647 shares of common stock from the conversion of, the 8% Convertible Debentures, 294,118 shares of common stock from purchased in a private placement, and financing warrant to purchase 588,235 shares of common stock at the exercise price of $1.10 per share and another financing warrant to purchase 294,118 shares of common stock at the exercise price of $1.10 per share, both exercisable within 60 days.

(6)

Vestcap’s beneficial ownership presented includes 572,000 shares of common stock issued as compensation for the establishment of  $5 million equity lines; 205,882 shares of common stock from the conversion of the 8% Convertible Debentures, a financing warrant to purchase 1,252,941 shares at the exercise price of $1.10 per share, exercisable within 60 days.

(7)

Alpha Capital’s beneficial ownership presented includes 676,476 shares of common stock upon the conversion of the Series B Convertible Preferred Stock and financing warrants to purchase 338,238 shares of common stock at the exercise price of $1.25 per share and 338,238 shares of common stock at the exercise price of $1.50 per share, both exercisable within 60 days. .

(8)

Cedar Crescent’s beneficial ownership presented includes 54,545 shares of common stock issued in lieu of cash for dividend and penalties on the 8% Convertible Debenture, 294,118 shares of common stock from purchased in a private placement, and financing warrants to purchase 571,428 shares of common stock at the exercise price of $0.60 per share and 294,118 shares of common stock at the exercise price of $1.10 per share, both exercisable within 60 days.

(9)

Spencer Trask’s beneficial ownership presented includes 250,000 shares of common stock issued as compensation for consulting services, a financing commission warrants to purchase 470,588 shares at the exercise price of $0.85 per share and 470,589 shares of common stock at the exercise price of $1.10 per share, both warrants exercisable within 60 days.

(10)

Options to purchase up to 100,000 shares at the exercise price of $1.25 per share, exercisable within 60 days.

(11)

Mr. Walker’s beneficial ownership includes options to purchase 50,000 shares at the exercise price of $1.25 per share, 25,000 shares at the exercise price of $0.85, and 37,000 shares at the exercise price of $1.37 exercisable within 60 days.  Mr. Anderson’s beneficial ownership includes option to purchase 37,000 shares at the exercise price of $1.37 per share exercisable within 60 days; General McPeak’s beneficial ownership includes options to purchase 31,000 shares at the exercise price of $1.06 per share exercisable within 60 days.

While we have not established an Audit Committee at the present time, the entire Board of Directors acts as the Audit Committee until such time that an Audit Committee is formed and financial expert is elected.  The Board of Directors adopted a Code of Ethics on July 10, 2003

CERTAIN TRANSACTIONS

Quality Botanical Ingredients, Inc.

In February 2003, effective January 1, 2003, pursuant to an Asset Purchase Agreement, we formed a new subsidiary, Quality Botanical Ingredients, Inc., a Delaware corporation (“QBI”) and we acquired substantially all of the assets and certain liabilities of Quality Botanical Ingredients, Inc., a New Jersey corporation (now known as AAA Health Products, Inc.) (“AAA”), from Joseph R. Schortz in consideration of 1,200,000 shares of our common stock including the payment of a finders’ fee to two unrelated parties in the amount of 200,000 shares of our common stock.  The value of the shares totaled $1,485,075.  Additional shares not to exceed 1,250,000 of the company’s common stock will be issued to Mr. Schortz should the closing price of the company’s common stock not achieve certain levels following the closing of the acquisition.  Subsequently, this provision was agreed by amendment in 2004 to be eliminated.  We also agreed in the Asset Purchase Agreement to issue an additional 200,000 shares to Mr. Schortz upon reaching certain levels of gross revenues and gross operating margins as compared to the 2001 financial results of AAA.  Subsequently, this provision was agreed by amendment in 2004 to be eliminated.  Pursuant to the Asset Purchase Agreement, we assumed certain liabilities of AAA and paid off certain debts of AAA in the amount of $400,000 and paid other sums to creditors of AAA.   Of the 1,200,000 shares, which we issued in the acquisition of QBI, 433,333 shares were put into an escrow account and subsequently, it was agreed by amendment in 2004 that these shares should be cancelled.  Subsequently, in 2004, Mr. Schortz also agreed to reduce from $450,000 to $128,790 the amount payable to Mr. Schortz in connection with a non-competition agreement and that 400,000

49

of the 1,200,000 shares paid in consideration of the acquisition would be placed by him in escrow as against potential liability up to $400,000 in the Fortress Systems litigation.  See “Legal Proceedings” above.

With the acquisition of QBI, the Company assumed the lease on QBI’s 53,000 square foot warehouse and processing facility located in South Plainfield, New Jersey.  The term of the lease is twenty five years starting on May 1, 1997.  The lessor is MRA Associates, LLC, a New Jersey limited liability company, a third of which is beneficially owned by Joseph R. Schortz.  The Company holds an option to purchase the property from MRA Associates for $2, 250,000.  The option expires in five years.  The annual unrecorded lease payments are $233,000 per year to MRA Associates LLC.  See “Properties” above for a more detailed description.  The mortgage holder has threatened to declare a default on the mortgage of this property.  See “Business, Properties” above.

On October 20, 2004, the Board of Directors of the Registrant elected to discontinue operations of its wholly-owned subsidiary, Quality Botanical Ingredients, Inc. ("QBI").  Possession of and control over QBI’s assets were turned over to La Salle Business Credit, LLC, QBI’s primary secured lender, for liquidation.  Proceeds from the sale of such assets will be used to repay QBI’s creditors for outstanding obligations.  At this time, management is unable to make a determination of the expected completion date and costs expected to be incurred in connection with such action.  The Registrant is a guarantor of the obligations of QBI pursuant to a Continuing Unconditional Corporate Guaranty dated as of February 21, 2003.  Management believes the Registrant’s continuing operations will not be adversely affected by this action.  Management expects to increase its focus on the development and acquisition of proprietary products and technologies in order to boost operating margins and achieve long-term profitability.

Consulting Agreements

In August 2003, we entered into a Consulting Agreement with Mr. Steven Antebi.  Mr. Antebi is currently president of Novante Communications, with which he has been associated with since 1993.  He is primarily involved in asset-backed lending and equity investments.  Previously, he ran Maple Technology Ventures, The Maple Fund and Maple Partners.  From 1973 to 1991, Mr. Antebi was Managing Director at Bear Stearns’ Los Angeles office.  He is currently a director of The Holman Group, and Clientsoft, and sits on the board of Cedars Sinai Hospital.  Pursuant to the Consulting Agreement, Mr. Antebi will provide advice to the Company about financial and related matters and has agreed, subject to our obtaining Directors’ and Officers’ insurance, to become at our request a Director or Chairman of the Board of Directors.  Compensation to Mr. Antebi will be in the form of Warrants to his corporation, Blue & Gold Enterprises LLC, for up to 2,000,000 shares of common stock, of which 500,000 are vested, the balance exercisable upon attaining certain performance benchmarks, at exercise prices ranging from $1.25 to $2.75 per share, and are callable at $.01 per share within 90 days of vesting upon the occurrence of certain events.  Mr. Antebi has invested $250,000 in our Series A Convertible Preferred Stock.  We plan to seek cancellation of the unvested warrants.

Jacob Engel.  In August 2003 we entered into an Employment Agreement with Jacob Engel as General Manager of Operations.  The Employment Agreement with Mr. Engel provides for an annual salary of $150,000 and stock options for up to 2,000,000 shares of common stock, issued under our 2003 Stock Option, Deferred Stock and Restricted Stock Plan.  The options granted to Mr. Engel were exercisable upon Mr. Engel attaining certain performance benchmarks, at exercise prices ranging from $1.25 to $2.75 per share.  We believe that Mr. Engel has not achieved the performance benchmarks and therefore is not entitled to these options.  Mr. Engel invested $250,000 in our Series A Convertible Preferred Stock.  In October 2003, Mr. Engel was granted 100,000 shares of common stock in lieu of cash bonuses.

Line of Credit

In February 2003, our subsidiary QBI entered into an Amended and Restated Loan and Security Agreement (the “Loan Agreement”) with a finance institution for a maximum line of credit totaling $4,000,000.  Interest is due monthly on the outstanding balance at a rate of 1.50% above the prime rate as published in the Wall Street Journal.  At December 31, 2003, the interest rate was 5.5%.  The Loan Agreement expires in October 2004 and is secured by substantially all assets of QBI.  The financial institution will make advances on the loan agreement up to 80% of QBI’s accounts receivable to a maximum of $4 million and 55% of QBI’s inventory to a maximum $1.8 million.  The borrowings are guaranteed by the Company and personally guaranteed by the majority shareholders.  The credit line is limited as to use by QBI.  At December 31, 2003, the balance of the credit line totaled approximately $2,791,000.

QBI must maintain the following financial ratios:

•

Net income

> $500,000

•

Net worth

> $1,700,000

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QBI defaulted on these covenants and has entered into a forbearance agreement with regard to this line of credit.  See “Forbearance Agreement” under heading, “Subsequent Events.”

On October 7, 2004, the Company received a letter dated October 6, 2004 that declared QBI in default on the Loan Agreement for failure to adhere to certain covenants and LaSalle made a demand for repayment by October 8, 2004 of the outstanding principal balance of $2,067,990, plus approximately $10,543 in accrued interest and fees.  The outstanding balance bears interest at a rate which is two percent per annum in excess of the rate which would otherwise be applicable until payment in full.  The demand was made pursuant to terms outlined in an Amended Loan and Security Agreement dated as of February 21, 2003 between QBI and LaSalle Business Credit, LLC (the “Loan Agreement”).  Health Sciences Group, Inc., the parent corporation of QBI, is a guarantor of the obligations of QBI pursuant to a Continuing Unconditional Corporate Guaranty dated as of February 21, 2003.

In February 2003, XCEL Healthcare, Inc. entered into a Loan and Security Agreement with a finance company for a maximum line of credit totaling $750,000.  Interest is due monthly on the outstanding balance at a rate of 3.75% above company’s reference rate.  The Loan Agreement expires in February 2006 and is secured by substantially all assets of XCEL.  The finance company will make advances on the loan agreement up to 75% of eligible accounts receivable.  The borrowings are guaranteed by Health Sciences Group and personally guaranteed by the majority stockholders of Health Sciences Group.  The credit line is limited as to use by XCEL.

XCEL must maintain the following financial ratio and covenant:

•

Minimum working capital ratio = .75 to 1

•

XCEL must be profitable

XCEL was in default on these covenants and has received a waiver with regard to this line of credit. Additionally, we agreed to pay $37,500 and issue 30,000 stock purchase warrants to a consultant for services relating to the line of credit.  Each warrant entitles the holder to purchase one share of common stock at an exercise price of $0.95.  The warrants expire February 2008.

In November 2004, XCEL terminated this Loan and Security Agreement through a lump sum payoff.  The net capitalized loan fees incurred related to this line of credit totaled approximately $62,000 at the termination date and was expensed to operations.

Mr. William Ritger

From June 2002 through July 2003, we sold an aggregate of 584,596 shares of common stock to William Ritger for an aggregate consideration of $372,640and issued Mr. Ritger warrants to purchase an aggregate 510,902 shares at $0.90 per share.  From November 2001 to February 2003, we issued an aggregate of 122,760 shares to The Research Works, an affiliate of Mr. Ritger, for research reports and finders fees.  In July 2003, we sold 6,944 shares to Michael Ritger, William Ritger’s son, for $5,902.

In March 2003, we sold 127,273 shares of common stock to Seaside Partners LP, an affiliate of William Ritger’s, for $70,000 and we also issued them warrants to purchase 127,273 shares of common stock at $.90 per share.

Other Stock Issuances

In December 2002, Fred. E. Tannous and Bill Glaser converted an aggregate of $388,976 in promissory notes and accrued interest owed to them by the Company into an aggregate of 707,229 shares of common stock at a conversion price of $0.55 per share.

In December 2002 we issued 744,056 shares of common stock to Messrs. Tannous and Glaser in return for services rendered valued at $409,231 or $.055 per share.  In October 2003, we issued an aggregate of 300,000 shares to Messrs. Tannous and Glaser in return for services valued in the aggregate at $303,000 or $1.01 per share and 100,000 shares to Jacob Engel for services to be rendered in the future valued at $101,000 or $1.01 per share.  We believe that Mr. Engel has not earned these shares and the Registrant is seeking to cancel these shares.

In October 2003, we issued an aggregate of 400,000 shares of common stock to Messrs. Tannous, Glaser in lieu of cash for bonuses and other expenses.

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In September 2004, the Company issued 10,000 shares of common stock to an officer as consideration for a short-term loan.

In November 2004, the Company issued 25,000 shares of common stock to an officer as consideration for a short-term loan.

In May 2004, the Company issued a stock option for 500,000 shares of common stock to each of its two officers.  Each option entitles the holder to purchase one share of common stock at an exercise price of $0.85 per share.

In September 2004, the Company issued a stock option for 500,000 shares of common stock to each of its two officers.  Each option entitles the holder to purchase one share of common stock at an exercise price of $0.55 per share.

In October 2004, the Company granted stock options to two officers for 150,000 shares of common stock each. Each option entitles the holder to purchase one share of common stock at an exercise price of $0.00 per share.

In April 2005, the Company issued 120,000 and 110,000 shares to Messrs. Tannous and Glaser respectively for salary and vacation compensation accrued during 2004.

Repayments of Loans Payable to Officers

In March 2005, the Company’s subsidiary, XCEL Medical Pharmacy, paid approximately $106,000 to a shareholder to satisfy an outstanding note payable.

In March 2005, the Company repaid approximately $115,000 to shareholders for loans made to the Company throughout 2004 and the first quarter of 2005.

DESCRIPTION OF CAPITAL STOCK

We are authorized to issue 50,000,000 shares of common stock, $0.001 par value per share, and 5,000,000 shares of preferred stock, $0.001 par value per share.  The following description of our capital stock does not purport to be complete and is governed by and qualified by our certificate of incorporation and bylaws, which are included as exhibits to the registration statement of which this prospectus forms a part, and by the provisions of applicable Colorado law.

Common Stock

As of December 31, 2004, assuming no exercise of outstanding warrants issued or stock options granted, we had 22,361,062 shares of common stock outstanding, which were held of record and beneficially by approximately 3,700 stockholders.  Upon completion of this offering, there will be 29,498,135 shares of common stock outstanding, assuming exercise of the warrants and conversion of the convertible preferred stock by the selling shareholders.  See “Prospectus Summary, The Offering,” for exclusions from shares outstanding.

The holders of common stock are entitled to one vote per share on all matters to be voted upon by the shareholders.  The holders of common stock are entitled to receive ratably dividends, if any, as may be declared from time to time by the board of directors out of funds legally available for that purpose.  In the event of our liquidation, dissolution or winding up, the holders of common stock are entitled to share ratably in all assets remaining after payment of liabilities.  The common stock has no preemptive or conversion rights or other subscription rights.  There are no redemption or sinking fund provisions applicable to the common stock.  All outstanding shares of common stock are fully paid and non-assessable.

We do not intend to pay cash dividends on our common stock in the foreseeable future.  To the extent we have earnings in the future, we intend to reinvest such earnings in our business operations.

The Securities and Exchange Commission has adopted regulations which generally define “penny stock” to be any equity security that is not traded on a national securities exchange or the NASDAQ Stock Market and that has a market price of less than $5.00 per share or an exercise price of less than $5.00 per share.  A security of an issuer, generally, that has net tangible assets in excess of $2 million or $5 million, respectively, depending upon whether the issuer has been continuously operating for less or more than three years, or “average revenue” of at least $6 million for the last three years, would also be excluded from the definition of “penny stock.”  As long as we do not meet these financial requirements and our common stock

52

is trading at less than $5.00 per share on the OTC Bulletin Board, our common stock is governed by rules that impose additional sales practice requirements on broker-dealers who sell our securities to persons other than established customers and accredited investors.  For transactions covered by these rules, the broker-dealer must make a special suitability determination for the purchase of such securities and have received the purchaser’s written consent to the transaction prior to the purchase, resulting in restrictions on the marketability of our common stock.  Additionally, the Securities and Exchange Commission’s penny stock rules include various disclosure requirements that may restrict the ability of broker-dealers to sell our common stock and may affect the ability of our common stockholders to sell their shares in the secondary market.

Preferred Stock

Under our certificate of incorporation, our Board of Directors has the authority to issue up to 5,000,000 shares of preferred stock in one or more series and to fix the rights, privileges, preferences, powers and designations of the preferred stock, including dividend rights, conversion rights, voting rights, redemption terms, liquidation preferences and the number of shares constituting any series, without any vote or action of our stockholders.  Our Board of Directors has designated a class of preferred stock called “Series A Preferred Stock” which is convertible into or common stock at $0.85 per share provided that if we effect a reverse stock split prior to conversion and within six months of the closing of the Series A Preferred Stock offering, the conversion price will be lowered to the 5 day average closing bid price, beginning on the 11th day after the split, provided such price is lower than the then conversion price.

The holders of the Series A Preferred Stock are entitled to receive dividends at an annual rate of 8% payable in cash or, at the Company’s sole discretion, in registered shares of common stock of the Company at the end of each calendar quarter and on the third anniversary date, and otherwise when, as and if declared by the Board of Directors at the same rate as to which any dividend is declared and paid on shares of common stock.  No dividends shall be declared or paid on any shares of common stock unless an equal or greater dividend is paid on the Series A Preferred Stock in the same year.

In the event of any liquidation, dissolution or winding up of the Company, or merger or sale of substantially all the assets of the Company, the Holders of the Series A Preferred Stock are entitled to receive in preference to the holders of common stock an amount per-share equal to the Purchase Price (estimated to be $0.85 per share) plus any accrued but unpaid dividends.  After the Series A Preferred Stock liquidation preference has been paid, the Series A Preferred Stock will participate with the common stock on an as-converted basis with respect to assets remaining and legally available for distribution.

Holders of the Series A Preferred Stock have the right to convert their shares into fully paid and non-assessable shares of common stock at the Purchase Price (estimated to be $0.85 per share), subject to adjustment in certain events (the “Conversion Price”), at any time prior to the third anniversary of their respective date of issuance.

The Series A Preferred Stock is automatically converted into common stock at the Conversion Price upon (i) the third anniversary; or (ii) if, after two years from the Closing Date of the Series A Preferred Stock offering, the common stock trades at a closing bid price of $4.00 or more for twenty (20) consecutive days.

Holders of the Series A Preferred Stock will have the right to vote on an as-converted basis with the holders of the common stock, together as a single class.   Holders of the Series A Preferred Stock are entitled to vote separately on (i) any alteration of the rights of the Series A Preferred Stock; (ii) any change in the authorized number of shares of the Series A Preferred Stock; (iii) the redemption or repurchase of shares of the Series A Preferred Stock; or (iv) the proposed issuance of any shares with a liquidation preference senior to the Series A Preferred Stock.

We retain the right to issue future classes of preferred stock with a liquidation preference pari-passu with the Series A Preferred Stock.

The holders of Series A Preferred Stock have the right to participate on a pro rata basis in future private offerings of our securities, subject to customary exceptions.

The Conversion Price of the Series A Preferred Stock and the exercise price of the warrants issued in connection with the Units will be reduced to the price at which new equity securities are issued in the future, if such price is below the Purchase Price per Unit, subject to certain exceptions with adjustments.

We are obligated to file a Registration Statement for resale of a the shares of common stock underlying the Series A Preferred Stock, the warrants, and the Introducing Agent warrants issued to Spencer Trask designees; and b) shares issuable for dividend payments should issuance of dividends in common stock be elected by us.  We are subject to financial penalties if we do not adhere to our registration obligations.  This prospectus includes such shares.

53

The holders of Series A Preferred Stock are entitled to elect one director to our Board of Directors.

Our Board of Directors has also authorized and designated a class of preferred stock called Series B Preferred Stock.  Each share of Series B Preferred Stock has a liquidation preference of $25,000, is convertible into 29,412 shares of common stock, subject to certain adjustments.  The total number of Series B Preferred Stock authorized is 130.  The holders of Series B Preferred Stock are entitled to receive dividends at the rate of six percent (6%) per annum, payable at the option of the Company in cash or in shares of common stock.  So long as any shares of Series B Preferred Stock are outstanding, the Company may not declare or pay any dividends on the common stock, unless at the time of such dividend the Company shall have paid all accrued and unpaid dividends on the outstanding shares of Series B Preferred Stock (or on any stock ranking junior to the Series B Preferred Stock.)  In the event of a dissolution or liquidation of the Company, all accrued and unpaid dividends are payable.

The Series B Preferred Stock has certain protective provisions so that so long as any shares of Series B Preferred Stock remain outstanding, the Company may not, without the vote of 3/4ths of the shares of Series B Preferred Stock outstanding at that time, amend its charter provisions pertaining to the Series B Preferred Stock so as to adversely affect any rights of the Series B Preferred Stock, redeem or pay dividends on shares of common stock, amend the Articles of Incorporation or Bylaws so as to affect adversely the Series B Preferred Stock, effect any distribution with respect to shares junior to the Series B Preferred Stock, reclassify the Company’s outstanding securities other than a stock split, voluntarily file for bankruptcy or liquidate or change the nature of the Company’s business.

Except with respect to transactions upon which the Series B Preferred Stock is entitled to vote separately as a class pursuant to the foregoing and, except as otherwise required by Colorado law, the Series B Preferred Stock has no voting rights.  The common stock into which the Series B Preferred Stock is convertible has the same voting rights as the other issued and outstanding common stock of the Company.

In the event of the liquidation, dissolution or winding up of the Company, Series B Preferred Stock is entitled to receive in preference to the common stock and to any other shares that are junior to the Series B Preferred Stock, an amount equal to $25,000 per share of the Series B Preferred Stock plus any accrued and unpaid dividends.  A consolidation or merger of the Company or the sale of substantially all of its assets under circumstances where more than fifty percent (50%) of the voting shares of the Company is disposed or conveyed is not deemed to be a liquidation.  In the event of a merger of the Company with or into another corporation, the Series B Preferred Stock will maintain its relative powers and preferences.

The Series B Preferred Stock is automatically convertible into common stock on the earlier of (A) the date which is three (3) years following the issuance date of the Series B Preferred Stock and (B) the first date that is at least one hundred eighty (180) days following the effective date of the Registration Statement providing for the resale of the shares of common stock issuable upon conversion of the Series B Preferred Stock, that the closing bid price of the common stock exceeds $2.125 for a period of fifteen (15) consecutive trading days and, provided further, that the Registration Statement, which the Company is required to file with the Securities and Exchange Commission, is effective and has been effective for a period of sixty (60) consecutive calendar days and the average daily trading volume of the common stock for the ten (10) trading days is equal to or greater than 150,000 shares per day.  Until the mandatory conversion date, the conversion price is subject to adjustment in the event that the Company should issue shares of common stock at a price lower than $.85 per share and subject to adjustments for stock splits and similar transactions.

In addition to the other rights of the Series B Preferred Stock outlined above, upon the occurrence of certain major transactions, each holder of Series B Preferred Stock has the right, at such holder’s option, to require the Company to redeem all or a portion of such holder’s shares at a price per share equal to one hundred percent (100%) of the liquidation preference amount plus any accrued but unpaid dividends and liquidated damages.  The Company may pay the redemption price in cash or shares of common stock.

In addition, upon the occurrence of a triggering event, each holder of Series B Preferred Stock has the right to require the Company to redeem all or a portion of such holder’s shares of Series B Preferred Stock at a price equal to one hundred twenty percent (120%) of the liquidation preference amount plus any accrued but unpaid dividends and liquidated damages.  The Company has the right in certain circumstances to pay the redemption price in cash or shares of common stock.

A major transaction is defined as the merger of the Company, a sale of more than fifty percent (50%) of the Company’s assets or a tender or exchange offer made to the holders of more than fifty percent (50%) of the outstanding shares of common stock.

A triggering event is defined as lapses for any reason of the effectiveness of the Registration Statement which the Company is required to file with respect to the common stock underlying the Series B Preferred Stock or, if the Registration Statement is unavailable to the holders of the Series B Preferred Stock, for sale of the shares of common stock underlying the

54

Preferred Stock, if such lapse or unavailability continues for a period of twenty (20) consecutive trading days, the suspension from listing of the Company’s stock, the Company’s notice of its inability to comply with a conversion request, or the Company breaches any representation or warranty, covenant or other term or condition pertaining to the Series B Preferred Stock.

The shares of common stock underlying the Series B Preferred Stock are subject to a demand registration rights and certain piggy-back rights which if not met subject the Company to certain penalty payments comparable to those pertaining to the registration rights applicable to the Series A Preferred shares.

We have also issued 3,166 shares of Series C Convertible Preferred Stock, convertible into 2,878,188 shares of common stock at a conversion price of $1.10 per share.  The Series C Convertible Preferred Stock bears a dividend of 8% per annum and has substantially the same rights, characteristics, penalties, demand registration rights and other features as the Series B Convertible Preferred Stock.

Stock Options

As of March 31, 2005, there were outstanding stock options to purchase 4,106,000 shares of our common stock that had been issued with exercise prices ranging from $0.00 to $3.10 per share to purchase shares of our common stock.  See “Prospectus Summary, The Offering” for other options and warrants.

Warrants

As of March 31, 2005, there were outstanding warrants to purchase 10,861,982 shares of our common stock that had been issued with exercise prices ranging from $0.60 to $1.60 per share.  See “Prospectus Summary, The Offering” for other options and warrants.

Transfer Agent and Registrar

The transfer agent and registrar for our common stock is Transfer Online, Inc., 317 SW Alder Street, 2nd Floor, Portland, Oregon, 97204.

SHARES ELIGIBLE FOR FUTURE SALE

Upon completion of this offering, we will have outstanding 29,498,135 shares of common stock, which excludes certain options and warrants.  See “Prospectus Summary, the Offering” above.

Rule 144

All of the 8,694,640 shares registered in this offering will be freely tradable without restriction or further registration under the Securities Act of 1933.  Upon completion of this offering, we will have outstanding 4,106,000 shares of common stock subject to stock options and stock grants that we registered under Form S-8 of the Securities Act of 1933.  The balance of our shares of common stock were either registered or issued and sold in reliance on exemptions from the registration requirements of the Securities Act of 1933 and may be resold under Rule 144.  If shares are purchased by our “affiliates” as that term is defined in Rule 144 under the Securities Act of 1933, their sales of shares would be governed by the limitations and restrictions that are described below.

In general, under Rule 144 as currently in effect, a person (or persons whose shares are aggregated) who has beneficially owned shares of our common stock for at least one year, including any person who may be deemed to be an “affiliate” (as the term “affiliate” is defined under the Securities Act of 1933), would be entitled to sell, within any three-month period, a number of shares that does not exceed:

•

1% of the number of shares of common stock then outstanding, which as of December 15, 2004 would equal approximately 233,445.

Sales under Rule 144 are also governed by other requirements regarding the manner of sale, notice filing and the availability of current public information about us.  Under Rule 144, however, a person who is not, and for the three months prior to the sale of such shares has not been, an affiliate of the issuer is free to sell shares which are “restricted securities” which have been held for at least two years without regard to the limitations contained in Rule 144.  The selling stockholder will not be governed by the foregoing restrictions when selling his shares pursuant to this prospectus.

55

Rule 144(k)

Under Rule 144(k), a person who is not deemed to have been one of our affiliates at any time during the three months preceding a sale, and who has beneficially owned the shares proposed to be sold for at least two years, including the holding period of any prior owner other than an affiliate, is entitled to sell such shares without complying with the manner of sale, notice filing, volume limitation or notice provisions of Rule 144.  Therefore, unless otherwise restricted, “144(k) shares” may be sold immediately upon the completion of this offering.

THE SELLING SHAREHOLDERS

The following table sets forth certain information regarding the selling shareholders and the shares offered by them in this prospectus.  The term “selling shareholders” also includes any transferees, pledges, donees, or other successors in interest to the selling shareholders named in the table below.  Because the selling shareholders may offer all or some of the shares pursuant to this prospectus, and to our knowledge there are currently no agreements, arrangements or understanding with respect to the sale of any of the shares that may be held by the selling shareholders after completion of this offering, we can give no estimate as to the amount of shares that will be held by the selling shareholders after completion of this offering.  The 8,694,640 shares offered in this prospectus include the following:

Common Stock, $.001 par value	3,298,222 (1)
Common Stock, $.001 par value	1,002,293(2)
Common Stock, $.001 par value	500,000(3)
Common Stock, $.001 par value	2,352,948(4)
Common Stock, $.001 par value	941,177(5)
Common Stock, $.001 par value	500,000(6)
Common Stock, $.001 par value	100,000(7)
TOTAL	8,694,640

(1)

Represents 2,352,948 shares issuable upon conversion of 2,352,948 shares of Series A Convertible Preferred Stock at a conversion price of $0.85 per share and 29,732 shares issued at the estimated value of $1.35 per share, in lieu of cash dividends for the Quarter ended September 30, 2003, 95,938 shares issued pursuant to the Registration Rights Agreement as charges for filing this Registration Statement after October 18, 2003, 66,663 shares issued at an estimated value of $1.20 per share, in lieu of cash dividends for the Quarters ended December 31, 2003 and March 31, 2004 and 141,178 shares issued as charges for not procuring the effectiveness of this registration statement under the Registration Rights Agreement by January 3, 2004, 188,235 shares issued at an estimated value of $0.85 per share, in lieu of cash dividends for the Quarters ended June 30, 2004, September 30, 2004, December 31, 2004 and March 31, 2005, and 423,527 shares issued as charges for not procuring the effectiveness of this registration statement under the Registration Rights Agreement by February 28, 2005.

(2)

Represents shares as to which we previously granted piggyback registration rights to certain investors.

(3)

Represents shares which were granted to Spencer Trask Ventures, Inc. designees pursuant to a Consulting Agreement.

(4)

Represents shares which are issuable upon exercise of warrants at $1.10 per share issued to the holders of the Series A Convertible Preferred Stock.

(5)

Represents 470,588 shares which are issuable upon exercise of warrants at $85 per share, and 470,589 shares upon exercise of warrants at $1.10 per share issued to Spencer Trask Ventures, Inc. designees in connection with the placement of the Series A Convertible Preferred Stock.

(6)

Represents shares which are issuable to Blue & Gold Enterprises, LLC upon exercise of warrants at $1.25 per share.

(7)

Represents shares which are issuable to Shai Stern upon exercise of a warrant at $1.10 per share.

Relationships With Our Company

With respect to the Series A Convertible Preferred Shareholders, we have no relationship with such persons.  Such persons do not have any position, office or other relationship with HESG except in the status of shareholders, with the exception of Blue & Gold Enterprises, LLC, whose principal, Steven Antebi, has a consulting contract with us, and Jacob M. Engel, who was our General Manager of Operations.  With respect to the persons enumerated under the heading “Other Beneficial Owners,” we have no relationship with such persons other than as shareholders.  Such persons do not hold any office or position with us.  Spencer Trask Ventures, Inc. acted as introducing agent and consultant described above under “Management, Other Key Personnel and Consultants,” and the persons listed as Spencer Trask designees are individuals who we believe assisted Spencer Trask in our Series A Private Placement.  See “Certain Transactions - Private Placement –

56

Series A Convertible Preferred Stock” above.  None of such persons have any office or position with HESG, and have no relationship with us other than as described.  Mr. Shai Stern has acted as a finder for us in connection with various financings and also through his firm, Vintage Filings, has done EDGARizing services for us.

SELLING SHAREHOLDERS

Series A Convertible Preferred Shareholders	Number of Shares Beneficially Owned Prior to this Offering and Number of Shares Being Offered by the Stockholder(1)	% Owned After Offering
Blue & Gold Enterprises, LLC	1,129,910	0
Jacob M. Engel	1,229,917	0
OTAPE Investments, LLC	377,951	0
Pogue Capital International, Ltd.	314,959	0
Jonathan D. Fleisig	251,967	0
David Sydorick	251,967	0
William J. & Joan M. Callahan	125,985	0
Maurice & Stacey Gozlan	125,985	0
James Kendall	125,985	0
Mai N. Pogue & Gerald A. Pogue, JT TEN	125,985	0
Elisha Rothman	125,985	0
Wayne Saker	125,985	0
Joe M. & Jamie W. Behrendt Rev Trust	62,992	0
Steven H. or Wilma K. Deutsch	62,992	0
Ezra P. Mager	62,992	0
Edward J. O’Connell	62,992	0
Hanam Capital Corporation	62,992	0
Ralph C. Wintrobe Trust	62,992	0
Silverman Family Ltd. P/S	50,392	0
Jack Swartz	50,392	0
Clarence A. Abramson	37,795	0
Reed S. Oslan	37,795	0
John P. Funkey Revocable Trust	31,496	0
Richard Sakakeeny	31,496	0
Howard Asher	25,197	0
Ronald D. Eller	25,197	0
Byron & Julie Hughey	25,197	0
Arthur & Marion Kamenoff	25,197	0
Robert L. Montgomery	25,197	0
Mouton Family Living Trust	25,197	0
Ronald L. Nielsen	25,197	0
Jeffrey R. Pendergraft dba Wind Rose Group	25,197	0
Michael Zimmerman	25,197	0

57

Series A Convertible Preferred Shareholders	Number of Shares Beneficially Owned Prior to this Offering and Number of Shares Being Offered by the Stockholder(1)	% Owned After Offering
K. V. Rajagopalan	25,197	0
Gus & Karen Nicolopoulos	21,417	0
Ronni Bianco	12,598	0
Laurie Silverman	12,598	0
Lon E. Bell	125,985	0
Jericho Investments, LLC	125,985	0
Donald F. Farley Intervivus Trust	125,985	0
Vitel Ventures Corp.	125,985	0
Sheldon Perl & Ruth Perl JTIC	100,788	0
Adam Stern	62,992	0
Woodlands Construction, LLC	62,992	0
Susan Rho	62,992	0
Sam V. Vail	29,035	0
Thomas Colacino & Elizabeth Colacino	12,598	0
Field & Field, LP a Partnership	12,598	0
Richard H. Gearns & Linda R. Gearns	12,598	0
Steve Goodman	12,598	0
Richard Mayeri	12,598	0
Ronald M. Shippel	12,598	0
Amy Taus	12,598	0

Other Beneficial Owners
William J. Ritger	516,785	0
Michael Weiss	158,824	0
Seaside Partners, LP	127,273	0
Michael Pisani	100,000	0
Joseph Hines	40,000	0
Elaine Roberts Investment Trust	29,412	0
Champion Brokerage	20,000	0
Robert Bisgeier	10,000	0
Shai Stern	100,000 (2)	0
Spencer Trask Inc., Designees:	1,441,177 (3)

Spencer Trask Designees common stock underlying warrants	Warrants @ .85	Warrants @ 1.10

Adam Stern	159,805	164,709
Richard Berland	7,000	0
Aaron Segal	17,122	17,647
Susan Hoffmann	11,415	11,764
Michael Silverman	11,415	11,764
John Clarke	17,122	17,647
Roger Baumberger	11,415	11,764
Samuel Victor Vail	735	568
Spencer Trask & C0.	234,559	234,726
Totals	470,588	470,589

58

Spencer Trask Designees Common Stock	Common Stock

Adam Stern	131,250
Aaron Segal	13,125
Susan Hoffmann	8,750
Michael Silverman	8,750
John Clarke	75,000
Roger Baumberger	13,125
Spencer Trask & C0.	250,000
500,000

__________________________________

(1) The shares shown as beneficially owned and to be sold by the Series A Preferred selling shareholders are composed of (i) the common stock underlying the Series A Convertible Preferred Stock of such person; (ii) the common stock underlying the warrants issued in connection with the Preferred Stock held by such person; (iii) in the case of Blue & Gold Enterprises and Jacob Engel, also includes the foregoing and 500,000 options or warrants each which are vested and were exercisable by such persons or their affiliates within 60 days, issued in connection with employment or consulting services by such persons or their affiliates ; the amount shown as beneficially owned by Mr. Engle also includes 100,000 shares of common stock owned by him which are not being sold in this offering; and (iv) shares which were issued to holders of the Series A Convertible Preferred for charges related to the Registration Rights Agreement and as dividends paid in common stock.  Upon completion of this Offering the selling shareholders will not own, beneficially, any shares of common stock in the Company, with the exception of the 100,000 shares of common stock not being sold by Jacob Engel and options or warrants which have not vested or are not exercisable in sixty days.  The Registrant is seeking to cancel 100,000 shares of common stock issued to Mr. Engel for future services deemed unearned.

(2) Represents 100,000 shares of common stock underlying a warrant.

(3) Consists of 500,000 shares of common stock, subject to a lock-up agreement and 941,177 shares underlying warrants.

We will not receive any of the proceeds from the sale of the shares by the selling shareholders.  We will, however, receive $4,240,891 if the warrants are exercised.  We have agreed to bear expenses incurred, which are estimated to be $90,000, that relate to the registration of the shares being offered and sold by the selling stockholders, including the Securities and Exchange Commission registration fee and legal, accounting, printing and other expenses of this offering.

PLAN OF DISTRIBUTION

The selling shareholders will act independently of us in making decisions with respect to the timing, manner and size of each sale.  Subject to any agreements by the selling shareholders described above, the selling shareholders may sell the shares from time to time at market prices prevailing on the OTC Bulletin Board at the time of offer and sale, or at prices related to such prevailing market prices; or in negotiated transactions; or a combination of such methods of sale directly or through brokers.

The selling shareholders may effect such transactions by offering and selling the shares directly to or through securities broker-dealers, and such broker-dealers may receive compensation in the form of discounts, concessions or commissions from the selling shareholders and/or the purchasers of the shares for whom such broker-dealers may act as agent or to whom the selling shareholders may sell as principal, or both, which compensation as to a particular broker-dealer might be in excess of customary commissions.

The selling shareholders and any broker-dealers who act in connection with the sale of his shares shall be deemed to be “underwriters” within the meaning of the Securities Act of 1933, and any discounts, concessions or commissions received by them and profit on any resale of the shares as principal shall be deemed to be underwriting discounts, concessions and commissions under the Securities Act of 1933.  We have agreed to indemnify the selling shareholders against certain liabilities, including liabilities under the Securities Act of 1933, as underwriters or otherwise.

We have advised the selling shareholders that they and any securities broker-dealers or others who may be deemed to be statutory underwriters will be governed by the prospectus delivery requirements under the Securities Act of 1933.  Under

59

applicable rules and regulations under the Securities Exchange Act of 1934, any person engaged in a distribution of any of the shares may not simultaneously engage in market activities with respect to the common stock for the applicable period under Regulation M prior to the commencement of such distribution.  In addition and without limiting the foregoing, the selling shareholders will be governed by the applicable provisions of the Securities and Exchange Act of 1934, and the rules and regulations thereunder, including without limitation Rules 10b-5 and Regulation M, which provisions may limit the timing of purchases and sales of any of the shares by the selling shareholders.  All of the foregoing may affect the marketability of the common stock.

We have advised the selling shareholders that the anti-manipulation rules under the Securities Exchange Act of 1934 may apply to sales of shares in the market and to the activities of the selling shareholders and any of their affiliates.  The selling shareholders have advised us that during the time the selling shareholders may be engaged in the attempt to sell shares registered under this prospectus, they will:

•

not engage in any stabilization activity in connection with any of the shares;

•

not bid for or purchase any of the shares or any rights to acquire the shares, or attempt to induce any person to purchase any of the shares or rights to acquire the shares other than as permitted under the Securities Exchange Act of 1934;

•

not effect any sale or distribution of the shares until after the prospectus shall have been appropriately amended or supplemented, if required, to describe the terms of the sale or distribution; and

•

effect all sales of shares in broker’s transactions through broker-dealers acting as agents, in transactions directly with market makers, or in privately negotiated transactions where no broker or other third party, other than the purchaser, is involved.

The selling shareholders may indemnify any broker-dealer that participates in transactions involving the sale of the shares against certain liabilities, including liabilities arising under the Securities Act of 1933.  Any commissions paid or any discounts or concessions allowed to any broker-dealers, and any profits received on the resale of shares, may be deemed to be underwriting discounts and commissions under the Securities Act of 1933 if the broker-dealers purchase shares as principal.

In the absence of this registration statement, the selling shareholders would be able to sell their shares only pursuant to the limitations of Rule 144 promulgated under the Securities Act of 1933 as described above.

The 500,000 shares of common stock issued to Spencer Trask Ventures, Inc. designees are subject to a lock-up agreement whereby the shares are not saleable until after the earlier of one year from September 3, 2003, the date the average closing bid price for the common stock has been $3.00 or more (subject to adjustment for stock splits of stock dividends) for ten consecutive days, or two months after our common stock is traded on the American Stock Exchange or the NASDAQ Small Cap Market; vesting thereafter at the rate of 25% per calendar quarter.

LEGAL MATTERS

The validity of the common stock offered by this prospectus will be passed upon for us by Kirkpatrick, Lockhart, Nicholson, Graham, LLP.

EXPERTS

Stonefield Josephson, Inc., independent auditors, audited our consolidated financial statements at December 31, 2004 and 2003, as set forth in their report.  Stonefield Josephson, Inc. audited the financial statements at December 31, 2002 of Quality Botanical Ingredients, Inc. (“QBI”).  We have included these financial statements in the prospectus and elsewhere in the registration statement in reliance on their respective reports given upon their authority as experts in accounting and auditing.

ADDITIONAL INFORMATION

We filed with the Securities and Exchange Commission a registration statement on Form SB-2 under the Securities Act of 1933 for the shares of common stock in this offering.  This prospectus does not contain all of the information in the registration statement and the exhibits and schedule that were filed with the registration statement.  For further information with respect to us and our common stock, we refer you to the registration statement and the exhibits and schedule that were filed with the registration statement.  Statements contained in this prospectus about the contents of any contract or any other

60

document that is filed as an exhibit to the registration statement are not necessarily complete, and we refer you to the full text of the contract or other document filed as an exhibit to the registration statement.  A copy of the registration statement and the exhibits and schedules that were filed with the registration statement may be inspected without charge at the Public Reference Room maintained by the Securities and Exchange Commission at 450 Fifth Street, N.W., Washington, D.C.  20549, and copies of all or any part of the registration statement may be obtained from the Securities and Exchange Commission upon payment of the prescribed fee.  Information regarding the operation of the Public Reference Room may be obtained by calling the Securities and Exchange Commission at 1-800-SEC-0330.  The Securities and Exchange Commission maintains a web site that contains reports, proxy and information statements, and other information regarding registrants that file electronically with the SEC.  The address of the site is www.sec.gov.

We are subject to the information and periodic reporting requirements of the Securities Exchange Act of 1934, and in accordance with the Securities Exchange Act of 1934, we file annual, quarterly and special reports, and other information with the Securities and Exchange Commission.  These periodic reports, and other information are available for inspection and copying at the regional offices, public reference facilities and website of the Securities and Exchange Commission referred to above.

61

HEALTH SCIENCES GROUP, INC.

INDEX TO CONSOLIDATED FINANCIAL STATEMENTS

Page

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

F-1

CONSOLIDATED FINANCIAL STATEMENTS

December 31, 2004 and 2003

Consolidated Balance Sheets

F-2 – F-3

Consolidated Statements of Operations

F-4

Consolidated Statements of Stockholders' Equity (Deficit)

F-5 – F-9

Consolidated Statements of Cash Flows

F-10 – F-11

Notes to Consolidated Financial Statements

F-12 – F-53

CONSOLIDATED FINANCIAL STATEMENTS

F-54 – F-74

March 31, 2005 and March 31, 2004

Financial Index

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Board of Directors

Health Sciences Group, Inc. and Subsidiaries

Los Angeles, California

We have audited the accompanying consolidated balance sheets of Health Sciences Group, Inc. and Subsidiaries as of December 31, 2004 and 2003, and the related consolidated statements of operations and other comprehensive loss, stockholders’ equity and cash flows for the two year period ended December 31, 2004.  These consolidated financial statements are the responsibility of the Company’s management.  Our responsibility is to express an opinion on these consolidated financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States of America).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the consolidated financial statements.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the consolidated financial position of Health Sciences Group, Inc. and Subsidiaries as of December 31, 2004 and 2003, and the results of their consolidated operations and their consolidated cash flows for the two year period ended December 31, 2004, in conformity with accounting principles generally accepted in the United States of America.

The accompanying consolidated financial statements have been prepared assuming that the Company will continue as a going concern.  As discussed in Note 2 to the consolidated financial statements, the Company’s net loss and negative working capital raise substantial doubt about its ability to continue as a going concern.  Management's plans concerning these matters are also discussed in Note 2.  The consolidated financial statements do not include any adjustments that might result from the outcome of this uncertainty.

/s/  STONEFIELD JOSEPHSON, INC.

CERTIFIED PUBLIC ACCOUNTANTS

Santa Monica, California

April 15, 2005

HEALTH SCIENCES GROUP, INC. AND SUBSIDIARIES

CONSOLIDATED BALANCE SHEETS

December 31,

December 31,

2004

2003

ASSETS

Current assets:

  Cash and cash equivalents

$

240,532

$

121,077

  Accounts receivable, net of provision for uncollectible

    accounts and contractual allowances of $5,590 and $63,536, respectively

137,929

405,777

  Inventory

63,866

142,432

  Prepaid expenses

10,280

16,833

452,607

686,119

Assets of discontinued operations held for sale

308,142

5,599,291

            Total current assets

760,749

6,285,410

Machinery, furniture and equipment, net of accumulated depreciation and amortization

31,142

73,924

Loan fees, net of accumulated amortization

13,843

194,428

Excess of cost over fair value of net assets acquired

–

350,546

Intangible assets, net of accumulated amortization

3,595,539

3,995,713

            Total non-current assets

3,640,524

4,614,611

$

4,401,273

$

10,900,021

LIABILITIES AND STOCKHOLDERS’ EQUITY (DEFICIT)

Current liabilities:

  Accounts payable and accrued expenses

$

825,930

$

757,516

  Accrued payroll liabilities

207,466

101,153

  Accrued penalties due preferred stockholders

360,000

–

  Line of credit

–

208,577

  Current maturities of notes payable

111,147

23,178

  Convertible debentures payable, net of unamortized discount of $53,332

606,668

–

  Obligations under capitalized leases

–

2,774

  Delinquent payroll tax liability, including penalties and interest

277,166

98,307

  Loans payable, stockholders

163,050

1,800

  Dividends payable

  169,876

    19,362

2,721,303

1,212,667

Liabilities of discontinued operations held for sale

3,464,597

5,018,856

           Total current liabilities

6,185,900

6,231,523

Convertible debentures payable, net of unamortized discount

    of $217,794

–

512,206

Notes payable, less current maturities

–

123,900

Warrant liability

2,602,539

2,319,169

Series A convertible preferred stock, net of unamortized

    discount of $539,277 and $869,203, respectively

855,383

734,835

Series B convertible preferred stock, net of unamortized discount of $355,892

148,603

            –

            Total non-current liabilities

3,606,525

3,690,110

            Total liabilities

9,792,425

9,921,633

HEALTH SCIENCES GROUP, INC. AND SUBSIDIARIES

CONSOLIDATED BALANCE SHEETS

December 31,

December 31,

2004

2003

Stockholders’ equity (deficit):

  Common stock; $0.001 par value, 50,000,000 shares

    authorized, 18,206,094 and 12,839,277 shares issued and

    outstanding at December 31, 2004 and 2003, respectively

$

18,206

$

12,839

  Additional paid-in capital

18,003,840

14,006,960

  Cost of treasury shares

(52,500)

(52,500)

  Prepaid compensation expense

(444,692)

(515,170)

  Accumulated deficit

(22,916,006)

(12,473,741)

          Total stockholders’ equity (deficit)

(5,391,152)

    978,388

$

 4,401,273

$

10,900,021

The accompanying notes are an integral part of the consolidated financial statements.

HEALTH SCIENCES GROUP, INC. AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF OPERATIONS AND

OTHER COMPREHENSIVE LOSS

Year ended

Year ended

December 31, 2004

December 31, 2003

Sales, net

$

3,257,337

$

5,365,079

Cost of goods sold

2,846,026

4,366,600

Gross profit

   411,311

   998,479

Selling, general and administrative expenses:

  Salary expense

866,200

1,590,584

  Professional, legal and accounting expenses

2,812,981

1,722,206

  Depreciation and amortization

481,559

541,379

  Research and development

6,521

49,594

  Other selling, general and administrative expenses

1,293,797

898,012

Total selling, general and administrative expenses

5,461,058

4,801,775

Loss from operations before impairment of intangible assets

(5,049,747)

(3,803,296)

Impairment of intangible assets

1,885,024

              –

Loss from operations

(6,934,771)

(3,803,296)

Other income (expense):

Interest expense recorded as amortization of discounts

  on convertible debentures

(171,091)

(582,206)

Interest expense recorded as amortization of discounts

  on convertible preferred stock

(386,524)

(121,945)

Interest expense on all other obligations

(190,234)

(179,743)

Change in fair value of warrant liability

746,667

(677,763)

Other income

      42,500

      6,681

Total other income (expense)

      41,318

(1,554,976)

Loss from continuing operations before

  provision for income taxes

(6,893,453)

(5,358,272)

Provision for income taxes

             –

              –

Loss from continuing operations

(6,893,453)

(5,358,272)

Discontinued operations (Note 3);

Loss from discontinued operations

(2,076,815)

–

Loss from operations of Quality Botanical Ingredients

        (including loss on disposal of $34,508)

(1,471,997)

(2,060,790)

Net Loss

(10,442,265)

(7,419,062)

Preferred dividends

   (507,392)

(1,028,214)

Net loss attributable to common shareholders

$

(10,949,657)

$

(8,447,276)

Net loss per share available to

  common shareholders - basic and diluted

$

         (0.78)

$

       (0.76)

Weighted average common shares

  outstanding - basic and diluted

14,125,035

11,101,217

The accompanying notes are an integral part of the consolidated financial statements.

HEALTH SCIENCES GROUP, INC. AND SUBSIDIARIES

CONSOLIDATED STATEMENT OF STOCKHOLDERS’ EQUITY (CONTINUED)

Additional

Cost of

Prepaid

Other

Total

Common stock

paid-in

treasury

compensation

comprehensive

Accumulated

stockholders'

Shares

Amount

capital

shares

expense

loss

deficit

equity

Balance at January 1, 2003

9,264,183

9,264

9,577,932

–

–

(3,087)

(5,054,679)

4,529,430

Stock purchase warrants exercised for

  cash

126,286

126

135,394

–

–

–

–

135,520

Issuance of common stock in exchange

  for certain assets and the assumption

  of certain liabilities of AAA Health

  Products, Inc.

1,100,000

1,100

889,900

–

–

–

–

891,000

Issuance of common stock

  for services

624,384

624

563,508

–

–

–

–

564,132

Issuance of common stock in advance

  of service provided

615,000

615

544,860

–

(545,475)

–

–

–

Amortization of value of common stock

  issued in advance of service provided

–

–

–

–

173,725

–

–

173,725

Return of common stock issued for

  services and retained in treasury

–

–

–

(52,500)

–

–

–

(52,500)

Issuance of common stock in

  exchange for note payable

40,000

40

25,160

–

–

–

–

25,200

Issuance of common stock pursuant

  to a settlement agreement

51,705

52

31,705

–

–

–

–

31,757

Debentures converted into shares of

  common stock

100,000

100

69,900

–

–

–

–

70,000

Issuance of common stock to debenture

  holders as penalties

19,636

20

30,416

–

–

–

–

30,436

The accompanying notes are an integral part of the consolidated financial statements.

HEALTH SCIENCES GROUP, INC. AND SUBSIDIARIES

CONSOLIDATED STATEMENT OF STOCKHOLDERS’ EQUITY (CONTINUED)

Additional

Cost of

Prepaid

Other

Total

Common stock

paid-in

treasury

compensation

comprehensive

Accumulated

stockholders'

Shares

Amount

capital

shares

expense

loss

deficit

equity

Issuance of common stock for cash

472,413

472

326,681

–

–

–

–

327,153

Issuance of common stock to Series A

  convertible preferred stockholders

  as penalties

95,987

96

129,486

–

–

–

–

129,582

Issuance of common stock to Series A

  convertible preferred stockholders

  as dividends

29,683

30

39,970

–

–

–

–

40,000

Issuance of common stock to officers

  of the Company for services

300,000

300

299,700

–

–

–

–

300,000

Dividends earned on Series A Preferred

  Stock issued

–

–

(1,068,214)

–

–

–

–

(1,068,214)

Value of discount attributable to the

  beneficial conversion feature from

  the sale of Series A Preferred Stock

–

–

1,008,852

–

–

–

–

1,008,852

Stock options issued in advance of services

  provided

–

–

75,336

–

(75,336)

–

–

–

Amortization of value of stock options issued

  in advance of service provided

–

–

–

–

67,447

–

–

67,447

Common stock purchase warrants issued

  in exchange for services

–

–

705,387

–

–

–

–

705,387

Common stock purchase warrants issued in

  advance of services provided

–

–

304,913

–

(304,913)

–

–

–

The accompanying notes are an integral part of the consolidated financial statements.

HEALTH SCIENCES GROUP, INC. AND SUBSIDIARIES

CONSOLIDATED STATEMENT OF STOCKHOLDERS’ EQUITY (CONTINUED)

Additional

Cost of

Prepaid

Other

Total

Common stock

paid-in

treasury

compensation

comprehensive

Accumulated

stockholders'

Shares

Amount

capital

shares

expense

loss

deficit

equity

Amortization of value of common stock

  purchase warrants issued in advance

  of services

–

–

–

–

169,382

–

–

169,382

Value of common stock purchase

  warrants issued in connection

  with a line of credit

–

–

24,056

–

–

–

–

24,056

Net value of common stock purchase warrants

  issued in connection with convertible debentures

–

–

292,018

–

–

–

–

292,018

Realized loss on sale of marketable securities

–

–

–

–

–

3,087

–

3,087

Net loss

              –

        –

              –

         –

            –

       –

 (7,419,062)

(7,419,062)

Balance at December 31, 2003

12,839,277

12,839

14,006,960

(52,500)

(515,170)

–

(12,473,741)

978,388

Amortization of common stock issued in

  advance of services

–

–

–

–

407,170

–

–

407,170

Amortization of common stock options

  issued in advance of service

–

–

–

–

148,207

–

–

148,207

Conversion of debentures to common stock

100,000

100

69,900

–

–

–

–

70,000

Issuance of common stock as equity line

  commitment fee

572,000

572

514,228

–

–

–

–

514,800

The accompanying notes are an integral part of the consolidated financial statements.

HEALTH SCIENCES GROUP, INC. AND SUBSIDIARIES

CONSOLIDATED STATEMENT OF STOCKHOLDERS’ EQUITY (CONTINUED)

Additional

Cost of

Prepaid

Other

Total

Common stock

paid-in

treasury

compensation

comprehensive

Accumulated

stockholders'

Shares

Amount

capital

shares

expense

loss

deficit

equity

Issuance of common stock for

  acquisitions

2,360,000

2,360

1,601,640

–

–

–

–

1,604,000

Issuance of common stock for cash

294,118

294

214,706

–

–

–

–

215,000

Issuance of common stock for loan

  inducements

35,000

35

23,215

–

–

–

–

23,250

Issuance of common stock for services

1,129,703

1,130

697,473

–

(312,500)

–

–

386,103

Issuance of common stock to debenture

  holder for interest

136,043

136

162,603

–

–

–

–

162,739

Issuance of common stock to

  Series A convertible preferred

  stockholders upon conversion

58,824

59

49,941

–

–

–

–

50,000

Issuance of common stock to

  Series A convertible preferred

  stockholders as dividends

33,333

33

39,966

–

–

–

–

39,999

Issuance of common stock to

  Series A convertible preferred

  stockholders as interest

33,333

34

39,966

–

–

–

–

40,000

Issuance of common stock to

  Series A convertible preferred

  stockholders as penalties

141,175

141

169,269

–

–

–

–

169,410

Issuance of warrants as equity line

  commitment fee to be amortized

–

–

(1,015,388)

–

–

–

–

(1,015,388)

The accompanying notes are an integral part of the consolidated financial statements.

 HEALTH SCIENCES GROUP, INC. AND SUBSIDIARIES

CONSOLIDATED STATEMENT OF STOCKHOLDERS’ EQUITY (CONTINUED)

Additional

Cost of

Prepaid

Other

Total

Common stock

paid-in

treasury

compensation

comprehensive

Accumulated

stockholders'

Shares

Amount

capital

shares

expense

loss

deficit

equity

Issuance of warrants for services

–

–

1,190,570

–

(172,399)

–

–

1,018,171

Options and warrants exercised for cash

994,722

996

702,951

–

–

–

–

703,947

Return of common stock previously issued

(521,434)

(523)

(445,482)

–

–

–

–

(446,005)

Revaluation of warrants issued to

  debenture holders

–

–

6,629

–

–

–

–

6,629

Warrants issued with common stock

–

–

(116,965)

–

–

–

–

(116,965)

Dividends earned on Series B Preferred

  Stock issued due to BCF

–

–

(337,516)

–

–

–

–

(337,516)

Value of discount attributable to the

  beneficial conversion feature from

  the sale of Series B Preferred Stock

–

–

337,516

–

–

–

–

337,516

Warrants issued with Series B Preferred

  Stock, classified as a liability

–

–

91,658

–

–

–

–

91,658

Net loss

             –

        –

             –

         –

           –

       –

(10,442,265)

(10,442,265)

Balance at December 31, 2004

18,206,094

$

18,206

$

18,003,840

$

(52,500)

$

(444,692)

$

       –

$

(22,916,006)

$

(5,391,152)

The accompanying notes are an integral part of the consolidated financial statements.

 HEALTH SCIENCES GROUP, INC. AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF CASH FLOWS

Year ended

Year ended

December 31, 2004

December 31, 2003

Cash flows provided by (used for) operating activities:

  Net loss

$

(10,442,265)

$

(7,419,062)

  Adjustments to reconcile net loss to net cash

    provided by (used for) operating activities:

      Depreciation and amortization

481,559

541,378

      Amortization of discount on debentures

171,091

582,206

      Amortization of common stock issued in advance of services

407,170

173,726

      Amortization of options and warrants issued in advance of services

148,207

257,403

      Amortization of discount on preferred stock issued

386,524

121,945

      Amortization of note payable discount

–

15,718

      Provision for contractual allowance and uncollectible accounts

75,348

86,003

      Impairment of intangible assets

1,885,024

–

      Change in fair value of warrant liability

(746,667)

677,763

      Issuance of commons stock options and warrants for services

1,018,171

746,128

      Issuance of common stock for services

386,103

423,536

      Issuance of common stock to officers as compensation

–

300,000

      Issuance of common stock to preferred shareholders as penalties

169,410

129,582

      Issuance of common stock as settlement expense

–

31,757

      Issuance of common stock to debenture holders as penalties

–

30,436

      Issuance of common stock to debenture holders as interest

162,739

–

      Issuance of common stock to preferred shareholders as interest

40,000

–

      Issuance of common stock for loan inducements

23,250

3,200

      Cancellation of common stock

(446,005)

–

      Realized loss on sale of investment in securities

–

3,319

  Changes in assets and liabilities:

    (Increase) decrease in assets:

      Accounts receivable

192,500

75,267

      Inventory

78,566

14,521

      Prepaid expenses

6,553

72,117

      Assets of discontinued operations held for sale

5,293,061

(7,036,120)

    Increase (decrease) in liabilities:

      Accounts payable and accrued expenses

535,185

(155,335)

      Delinquent payroll tax liability

178,859

95,435

      Liabilities of discontinued operations held for sale

(1,554,818)

7,650,164

          Net cash used for operating activities

(1,550,435)

(2,578,913)

Cash flows provided by (used for) investing activities:

  Purchase of furniture and equipment

(2,808)

(14,660)

  Cash acquired through subsidiary acquisition

    212,500

               –

          Net cash provide by (used for) investing activities

    209,692

    (14,660)

The accompanying notes are an integral part of the consolidated financial statements.

HEALTH SCIENCES GROUP, INC. AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF CASH FLOWS (CONTINUED)

Year ended

Year ended

December 31, 2004

December 31, 2003

Cash flows provided by (used for) financing activities:

  Payments for loan fees

–

(265,066)

  Payments on notes payable

(35,931)

(355,684)

  Proceeds from line of credit

–

135,427

  Payments on line of credit

(208,577)

–

  Payments on capital lease obligations

(2,774)

(19,025)

  Proceeds from the issuance of common stock

215,000

327,147

  Proceeds from the issuance of preferred stock

627,283

1,663,400

  Proceeds from stockholders

161,250

–

  Proceeds from notes payable

–

123,900

  Proceeds from convertible debentures

–

800,000

  Proceeds from the exercise of warrants and options

  703,947

   135,526

          Net cash provided by financing activities

1,460,198

2,545,625

Net increase (decrease) in cash

119,455

(47,948)

Cash, beginning of year

  121,077

   169,025

Cash, end of year

$

  240,532

$

   121,077

Supplemental disclosure of cash flow information:

  Interest paid

$

    58,471

$

   289,867

  Income taxes paid

$

            –

$

             –

Supplemental disclosure of non-cash investing and financing activities:

  Additional discount on debenture warrants due to revaluation

$

      6,629

$

             –

  Adjustment to subsidiary purchase price through share return

$

 370,804

$

             –

  Debentures converted into common stock

$

   70,000

$

70,000

  Note payable converted to common stock

$

           –

$

25,200

  Value of common stock issued for AAA Health Products, Inc.

$

           –

$

891,000

  Value of warrants and beneficial conversion feature issued to debenture holders

$

           –

$

800,000

  Value of warrants issued as loan fees

$

           –

$

167,685

  Value of common stock issued to preferred shareholders as

    dividends

$

           –

$

40,000

  Value of warrants issued for services related to preferred stock offering

$

   91,658

$

             –

  Value of warrants and beneficial conversion feature issued to series B preferred stockholders

$

750,000

$

             –

The accompanying notes are an integral part of the consolidated financial statements.

HEALTH SCIENCES GROUP, INC. AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

YEARS ENDED DECEMBER 31, 2004 AND 2003

NOTE  1 – ORGANIZATION

Health Sciences Group, Inc. (the “Company”) was incorporated in the state of Colorado on June 13, 1996 as Centurion Properties Development Corporation.  The Company remained dormant until October 16, 2000 when its name was changed to iGoHealthy.com, Inc.  On September 10, 2001, the Company changed its name to Health Sciences Group, Inc.  Health Sciences Group, Inc. is an integrated provider of innovative, science-based products and ingredients to customers in the nutrition, skin care, and food and beverage industries.

Effective December 14, 2001, the Company acquired 100% of the outstanding stock of XCEL Healthcare, Inc., a California corporation and the outstanding shares of BioSelect Innovations, Inc., a Nevada corporation for approximately $4.4 million.

On February 25, 2003, effective January 1, 2003, the Company completed its acquisition of Quality Botanical Ingredients, Inc. pursuant to an Asset Purchase Agreement for approximately $1.5 million.  Quality Botanical Ingredients is a manufacturer and contract processor of bulk botanical materials and nutritional ingredients supplied to buyers in various industries including pharmaceutical, nutraceutical and cosmetics.  In October 2004, the Company’s Board of Directors elected to discontinue the subsidiary’s operations (See Note 3).

On October 20, 2004, the Board of Directors of the Company elected to discontinue operations of its wholly-owned subsidiary, QBI (Note 3).  The Company, through the secured lender, engaged professional service firms to facilitate the liquidation of QBI’s inventory and fixed assets and to collect QBI’s outstanding accounts receivable. Proceeds from the sale of such assets will be used to repay QBI’s creditors for outstanding obligations.  The Company is a guarantor of the obligations of QBI pursuant to a Continuing Unconditional Corporate Guaranty dated as of February 21, 2003.  Management believes the Company’s continuing operations will not be adversely affected by this action.

NOTE 2 – SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Basis of Presentation

The audited consolidated financial statements have been prepared by Health Sciences Group, pursuant to the rules and regulations of the Securities and Exchange Commission (“SEC”).  The information furnished herein reflects all adjustments (consisting of normal recurring accruals and adjustments), which are, in the opinion of management, necessary to fairly represent the operating results for the respective periods.

Principles of Consolidation

These consolidated financial statements include the accounts of the Company and its wholly owned subsidiaries, XCEL Healthcare, Inc. (“XCEL”) and BioSelect Innovations, Inc. (“BioSelect”), and Quality Botanical Ingredients, Inc. (“QBI”) which is listed as Assets held for disposal, liabilities held for disposal, and discontinued operations.  All material inter-company accounts have been eliminated in consolidation.

Classes of Stock

The Company’s Articles of Incorporation, as amended, authorized the issuance of up to 55,000,000 shares of stock, consisting of 5,000,000 shares of Convertible Preferred Voting and Non-voting Equity stock and 50,000,000 shares of common stock, which have a par value of $0.001.

Convertible Preferred Stock

Convertible Preferred Voting and Non-voting Equity stock will have par terms, preferences and conversion features as determined by the Board of Directors at the time of the issuance of any such shares.  In July 2003, the Board of Directors executed and filed a Certificate of Designation, Preferences and Rights of Series A Convertible Preferred Stock with the State of Colorado, which authorized the issuance of 2,352,948 shares of Series A convertible preferred stock (Note 16).  In April 2004, the Board of Directors executed and filed a Certificate of Designation, Preferences and Rights of Series B Convertible Preferred Stock with the State of Colorado, which authorized the issuance of 130 units of Series B convertible preferred stock (Note 16).  Each unit is convertible into 29,412 shares of common stock.

HEALTH SCIENCES GROUP, INC. AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

YEARS ENDED DECEMBER 31, 2004 AND 2003

NOTE 2 – SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Going Concern

As reflected in the accompanying consolidated financial statements, the Company has, in the last two years; realized financial losses, negative cash flows from operations and negative working capital.  These matters raise substantial doubt about the Company’s ability to continue as a going concern.  These results are significantly attributable to the results of operations from the Company’s QBI subsidiary that incurred net losses of approximately 82.5% and 78.1% of the Company’s total subsidiary net loss and 46.0% and 27.8% of the consolidated net loss for the periods ended December 31, 2004 and 2003, respectively.

In view of the matters described in the preceding paragraph, recoverability of a major portion of the recorded asset amounts shown in the accompanying consolidated balance sheets is dependent upon continued operations of the Company, which, in turn, is dependent upon the Company's ability to continue to raise capital and generate positive cash flows from operations.  The consolidated financial statements do not include any adjustments relating to the recoverability and classification of recorded asset amounts or amounts and classifications of liabilities that might be necessary should the Company be unable to continue its existence.

In September 2004, the Company received Form 668(y)(c) Notice of Federal Tax Lien from the Internal Revenue Service (IRS) giving notice that taxes (including penalties and interest) in the amount of $106,576 have been assessed against the Company for delinquent payroll taxes and that there is a lien in favor of the United States on all property and rights to property belonging to the Company for the amount due. As of December 31, 2004, the Company owes approximately $277,000 in delinquent payroll taxes. In February 2005, the Company remitted approximately $150,000 to the IRS to be applied to the balance due and the lien was released.  Management is currently working with the IRS to expeditiously resolve this matter.

In the first three months of 2005, management plans to take, or has taken, the following steps that it believes will be sufficient to provide the Company with the ability to continue in existence:

•

The Company has raised approximately $2,985,000 from the sale of common and preferred stock. In addition, the Company has received approximately $512,000 from the exercise of options and warrants.

•

The Company has secured an equity line agreement with an investment group whereupon through the sale of equity, under defined criterion, the Company has access to funds, up to $7,500,000.

•

Management anticipates raising additional equity funds that will be used to fund any capital shortfalls.

•

Management is decreasing expenses by using internal resources to perform due diligence and other acquisition related duties on future acquisitions.

•

Management has streamlined its operations and is developing new products, which are anticipated to have increased gross profit margins.

•

Management will acquire the assets of Swiss Research, Inc. in the second quarter of 2005.  Swiss Research markets and sells branded nutraceutical products addressing major wellness categories, including weight management, arthritis support, cholesterol reduction and diabetes management.  This acquisition will enable the Company to take advantage of Swiss’s existing product and distribution channels to improve the Company’s results from operations.

Comprehensive Income

The Company has no components of Other Comprehensive Income (Loss), and accordingly no Statement of Comprehensive Income (Loss) has been included in the accompanying consolidated financial statements.

Use of Estimates

The preparation of consolidated financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the consolidated financial statements and the reported amounts of revenues and expenses during the reporting periods.  The Company’s significant estimates include the contractual allowance on accounts receivable and life and estimated value of intangible assets for recoverability.  Actual results could differ from those estimates.

HEALTH SCIENCES GROUP, INC. AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

YEARS ENDED DECEMBER 31, 2004 AND 2003

NOTE 2 – SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Fair Value of Financial Instruments

For certain of the Company's financial instruments, including accounts receivable, accounts payable and accrued expenses, the carrying amounts approximate fair value due to their relatively short maturities.  The amounts owed on its lines of credit, notes payable and capital leases also approximate fair value because current interest rates and terms offered to the Company are at current market rates.

Reclassification

Certain amounts from the year ended December 31, 2003 have been reclassified to correspond to the year ended December 31, 2004.

Cash and Cash Equivalents

Equivalents

Cash equivalents are comprised of certain highly liquid investments with maturity of three months or less when purchased.

Concentration

The Company maintains its cash in bank deposit accounts, which at times, may exceed federally insured limits.  The Company has not experienced any losses in such account.

Concentration of Credit Risk

Financial instruments that potentially subject the Company to concentrations of credit risk are accounts receivable arising from the Company’s normal business activities.

XCEL obtains payments from various insurance payors.  Prior to shipment, XCEL obtains documentation and authorization from the appropriate sources to ensure payment will be received.  If the claim is denied by the insurance payor as a non-covered item, the patient is responsible for the charge.  Substantially all of XCEL’s accounts receivable is due from two governmental agencies, Medi-Cal and Medicare.  Included in accounts receivable is approximately $116,000 and $327,000 due from these two agencies at December 31, 2004 and 2003, respectively.

Inventory

Inventory consists of pharmaceutical and over-the-counter medications.  Inventory is stated at the lower of cost or market.  Costs for pharmaceutical and over-the-counter products generally being determined on a first in, first out basis. Pharmaceutical and over-the-counter medications, which have expired, are returned for credit or refund at amounts that approximate the purchase price.  As a result, the Company has no obsolete inventory related to its pharmaceutical and over-the-counter medications.

Machinery, Furniture and Equipment

Machinery, furniture, equipment and leasehold improvements are stated at cost.  Depreciation and amortization is provided on a straight-line basis over the estimated useful lives of the assets as follows:

Estimated useful

life (in years)

Building leasehold improvements

10

Machinery and equipment

5 – 10

Furniture and fixtures

5 – 10

Computer software and systems

3 – 5

Vehicles

5

Leasehold improvements are amortized on the straight-line method over the term of the lease or estimated useful life, whichever is shorter.  Expenditures for maintenance and repairs are charged to operations as incurred, while renewals and betterments are capitalized.

HEALTH SCIENCES GROUP, INC. AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

YEARS ENDED DECEMBER 31, 2004 AND 2003

NOTE 2 – SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Loan Fees

Loan fees are capitalized and are amortized using the effective interest rate method over the life of the loans (1 – 3 years). Accumulated amortization totaled approximately $271,000 and $250,000 at December 31, 2004 and 2003, respectively.  During 2004, the Company pre-paid an outstanding loan and fully amortized the remaining unamortized capitalized loan fees of approximately $62,000 and removed the approximate $160,000 loan and the accumulated amortization from the books.  Amortization expense totaled approximately $181,000 and $245,000 for the years ended December 31, 2004 and 2003, respectively.

Excess of Cost Over Fair Value of Net Assets Acquired

Excess of cost over fair value of net tangible assets acquired arising from the acquisition of XCEL and BioSelect was first attributed to patents, formulas, agreements not-to-compete and website development based upon their estimated fair value at the date of acquisition.  These intangible assets are being amortized over their estimated useful lives, which range from 3-19 years.  Excess of cost over fair value of net assets acquired will be reviewed for impairment pursuant to the Financial Accounting Standards Board’s (“FASB”) Statement of Financial Accounting Standards (“SFAS”) No. 142.

The Company accounts for its intangible assets under the provisions of SFAS No. 142, “Goodwill and Other Intangible Assets”.  In accordance with SFAS No. 142, intangible assets with a definite life are accounted for impairment under SFAS No. 144 and intangible assets with indefinite life are accounted for impairment under SFAS No. 142.  In accordance with SFAS No. 142, goodwill, or the excess of cost over fair value of net assets acquired, is no longer amortized but is tested for impairment using a fair value approach at the “reporting unit” level.  A reporting unit is the operating segment, or a business one level below that operating segment (referred to as a component) if discrete financial information is prepared and regularly reviewed by management at the component level.  The Company recognizes an impairment charge for any amount by which the carrying amount of a reporting unit’s goodwill exceeds its fair value.  The Company uses discounted cash flows to establish fair values.  When available and as appropriate, comparative market multiples to corroborate discounted cash flow results is used.  When a business within a reporting unit is disposed of, goodwill is allocated to the gain or loss on disposition using the relative fair value methodology.  The Company has applied the guidelines of SFAS 142 in its accounting treatment of its intangible assets (See Note 9).

Intangible and Long-Lived Assets

In October 2001, the FASB issued SFAS No. 144, “Accounting for Impairment of Disposal of Long-Lived Assets”, which supercedes SFAS No. 121, “Accounting for the Impairment of Long-Lived Assets and for Long-Lived Assets to Be Disposed Of”, and the accounting and reporting provision of APB Opinion No. 30, “Reporting the Results of Operations-Reporting the Effects of Disposal of a Segment of a Business, and Extraordinary, Unusual and Infrequently Occurring Events and Transactions”, for the disposal of a segment of a business.   This statement also amends ARB No. 51, “Consolidated Financial Statements”, to eliminate the exception to consolidation for a subsidiary for which control is likely to be impaired.  SFAS No. 144 requires that long-lived assets to be disposed of by sale, including those of discontinued operations, be measured at the lower of carrying amount or fair value less cost to sell, whether reported in continuing operations or in discontinued operations. SFAS No. 144 broadens the reporting of discontinued operations to include all components of an entity with operations that can be distinguished from the rest of the entity and that will be eliminated from the ongoing operations of the entity in a disposal transaction.  SFAS No. 144 also establishes a "primary-asset" approach to determine the cash flow estimation period for a group of assets and liabilities that represents the unit of accounting for a long-lived asset to be held and used.  The Company has applied the guidelines of SFAS 144 in its accounting treatment of its subsidiaries, notably QBI (See Note 3).

Revenue Recognition

Net sales are recorded when products are delivered to the customer.  The revenue recognition criteria are completed prior to shipment.  XCEL’s net sales are recorded at its established rates on an accrual basis, net of the provision for contractual allowances when pharmaceutical products are shipped.  A valid prescription and authorization for payment must be received by XCEL for the customer prior to shipment, representing the contract between the customer’s insurance company and XCEL.  On the date the product is shipped, the insurance payor is billed for the sale as the service has been provided to the customer and, at which point, collectibility is assured.  Contractual allowances include differences between established billing rates and amounts estimated by management as reimbursable from third-party payors and others for products shipped.

HEALTH SCIENCES GROUP, INC. AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

YEARS ENDED DECEMBER 31, 2004 AND 2003

NOTE 2 – SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Research and Development Costs

Research and development costs consist of expenditures for the research and development of patents and new products, which cannot be capitalized. Research and development costs totaled approximately $7,000 and $50,000 for the years ended December 31, 2004 and 2003, respectively.

Advertising Costs

The Company expenses advertising costs as incurred.  Advertising costs totaled approximately $8,000 and $0 for the years ended December 31, 2004 and 2003, respectively.

Shipping and Handling Costs

The Company expenses shipping and handling costs as incurred and includes the expense in selling, general and administrative expenses.  Shipping and handling costs totaled approximately $10,000 for the years ended December 31, 2004 and 2003.

Income Taxes

Deferred income taxes result primarily from temporary differences between financial and tax reporting.  Deferred tax assets and liabilities are determined based on the differences between the financial statement bases and tax bases of assets and liabilities using enacted tax rates.  A valuation allowance is recorded to reduce a deferred tax asset to that portion that is expected to more likely than not be realized.

Net Loss Per Share

The Company uses SFAS No. 128, "Earnings Per Share" for calculating the basic and diluted loss per share.  Basic loss per share is computed by dividing net loss attributable to common stockholders by the weighted average number of common shares outstanding.  Diluted loss per share is computed similar to basic loss per share except that the denominator is increased to include the number of additional common shares that would have been outstanding if the potential common shares had been issued and if the additional common shares were dilutive.  At December 31, 2004 and 2003, the outstanding number of potentially dilutive common shares totaled approximately 1,636,000 and 1,256,000, respectively.  However, as the Company has net losses, their effect is anti-dilutive and has not been included in the diluted weighted average earnings per share as shown on the Consolidated Statements of Operations.

Pro Forma Information for Stock Options Issued to Employees

SFAS No. 123, “Accounting for Stock-Based Compensation,” establishes and encourages the use of the fair value based method of accounting for stock-based compensation arrangements under which compensation cost is determined using the fair value of stock-based compensation determined as of the date of grant and is recognized over the periods in which the related services are rendered.  The statement also permits companies to elect to continue using the current intrinsic value accounting method specified in Accounting Principles Board (“APB”) Opinion No. 25, “Accounting for Stock Issued to Employees,” to account for stock-based compensation.  The Company has elected to use the intrinsic value based method and has disclosed the pro forma effect of using the fair value based method to account for its stock-based compensation.  The Company uses the fair value method for options granted to non-employees.  If the Company had elected to recognize compensation expense based upon the fair value at the grant date for awards under the Stock Option Plan consistent with the methodology prescribed by SFAS No. 123, the Company’ net loss and loss per share would be reduced to the pro forma amounts indicated below for the years ended December 31, 2004 and 2003:

December 31, 2004

December 31, 2003

Net loss attributable to common

  shareholders, as reported

$

(10,949,657)

$

(8,447,276)

Stock compensation calculated under APB 25

–

–

Stock compensation calculated under SFAS 123

     (877,512)

(478,867)

Pro forma net loss attributable to

  common shareholders

$

(11,827,169)

$

(8,926,143)

Net loss per share available to common

  shareholders – basic and diluted

     As reported

$

        (0.78)

$

       (0.76)

     Pro forma

$

        (0.84)

$

       (0.80)

HEALTH SCIENCES GROUP, INC. AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

YEARS ENDED DECEMBER 31, 2004 AND 2003

NOTE 2 – SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Pro Forma Information for Stock Options Issued to Employees, Continued

Pro forma information using the Black-Scholes method at the date of grant is based on the following assumptions:  average risk free interest rate of 4.0% for 2004 and 2.1% for 2003; dividend yield of 0.0% for each of the years 2004 and 2003; average volatility factor of the expected market price of the Company’s common stock of 122.8% for 2004 and 133.6% for 2003; and an expected life of the options of 8.9 and 3.0 years for 2004 and 2003 respectively.

This option valuation model requires input of highly subjective assumptions.  Because the Company’s employee stock options have characteristics significantly different from those of traded options, and because changes in the subjective input assumptions can materially affect the fair value of estimate, in management’s opinion, the existing model does not necessarily provide a reliable single measure of fair value of its employee stock options.

Recent Accounting Pronouncements

In January 2003, the FASB issued FIN 46, “Consolidation of Variable Interest Entities, an Interpretation of Accounting Research Bulletin (“ARB”) No. 51.”  This interpretation clarifies the application of ARB No. 51, “Consolidated Financial Statements”, to certain entities in which equity investors do not have the characteristics of a controlling financial interest or do not have sufficient equity at risk for the entity to finance its activities without additional subordinated financial support from other parties.  In December 2003, the FASB revised FASB Interpretation No. 46 (“FIN 46R”), which allowed companies with certain types of variable interest entities to defer implementation until March 31, 2004.  The Company does not expect the adoption of this pronouncement to have a material impact to the Company’s financial position or results of operations.

In April 2003, the FASB issued SFAS No. 149, “Amendment of Statement 133 on Derivative Instruments and Hedging Activities.”  SFAS No. 149 amends and clarifies accounting for derivative instruments, including certain derivative instruments embedded in other contracts, and for hedging activities under Statement 133.  SFAS No. 149 is effective for contracts entered into or modified after June 30, 2003 and for hedging relationships designated after June 30, 2003.  The guidance should be applied prospectively.  The Company does not expect the adoption of SFAS No. 149 to have a material impact on its consolidated financial position, results of operations or stockholders’ equity.

In May 2003, the FASB issued SFAS No. 150, “Accounting for Certain Financial Instruments with Characteristics of both Liabilities and Equity.”  SFAS No. 150 clarifies the accounting treatment for certain financial instruments with characteristics of both liabilities and equity and requires that those instruments be classified as liabilities in statements of financial position.  SFAS No. 150 is effective for financial instruments entered into or modified after May 31, 2003 and otherwise is effective at the beginning of the first interim period beginning after June 15, 2003.  The Company does not expect the adoption of SFAS No. 150 to have a material impact on its consolidated financial position, results of operations or stockholders’ equity.

In December 2003, the FASB issued Summary of Statement No. 132 (revised 2003), “Employer’s Disclosures about Pensions and Other Post Retirement Benefits – an amendment to FASB Statements No. 87, 88, and 106.”   This statement revises employers’ disclosures about pension plans and other postretirement benefit plans.  However, it does not change the measurement or recognition of those plans as required by FASB Statements No. 87, “Employers’ Accounting for Pensions”, No. 88, “Employers’ Accounting for Settlements and Curtailments of Defined Benefit Pension Plans and for Termination Benefits”, and No. 106, “Employers’ Accounting for Postretirement Benefits Other Than Pensions.”  This statement requires additional disclosures to those in the original Statement 132 about the assets, obligations, cash flows, and net periodic benefit cost.  This statement also calls for certain information to be disclosed in financial statements for interim period.  The disclosures required by this statement are effective for year ending after December 15, 2003.  The Company does not expect the adoption of this pronouncement to have a material impact on its consolidated financial position or results of operations.

HEALTH SCIENCES GROUP, INC. AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

YEARS ENDED DECEMBER 31, 2004 AND 2003

NOTE 2 – SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Recent Accounting Pronouncements, Continued

In December 2003, the Securities and Exchange Commission (the "SEC") issued Staff Accounting Bulletin ("SAB") No. 104, "Revenue Recognition." SAB 104 supersedes SAB 101, "Revenue Recognition in Financial Statements." SAB No. 104, which was effective upon issuance, rescinded certain guidance contained in SAB No. 101 related to multiple element revenue arrangements, and replaced such guidance with that contained in EITF 00-21, "Accounting for Revenue Arrangements with Multiple Deliverables." Additionally, SAB No. 104 rescinded the SEC's Revenue Recognition in Financial Statements Frequently Asked Questions and Answers issued with SAB No. 101. The revenue recognition principles of SAB No. 101 remain largely unchanged by the issuance of SAB No. 104, and therefore the adoption of SAB No. 104 did not have a material effect on the Company's results of operations or financial condition.

In January 2004, the FASB issued FASB Staff Position No. FAS 106-1 (“FSP 106-1”), “Accounting and Disclosure Requirements Related to the Medicare Prescription Drug, Improvement and Modernation Act of 2003,” (the “Act”). FSP 106-1 addresses the accounting impact of the Act, which was signed into law on December 8, 2003.  Among other features, the Act introduces a prescription drug benefit under Medicare Part D and a federal subsidy to sponsors of retiree health care plans that provide a benefit that is at least actuarially equivalent to Medicare Part D.  Companies sponsoring affected postretirement benefit plans may elect to defer recognition of the impact of the Act until (1) final FASB guidance on accounting for the federal subsidy provision of the Act is issued, or (2) a significant event calling for remeasurement of a plan’s assets and obligations occurs.  FSP 106-1 is effective for interim or annual financial statements of years ending after December 7, 2003.  The adoption of this accounting interpretation is not expected to have a material impact on the Company’s consolidated financial statements.

In March 2004, the Financial Accounting Standards Board (FASB) approved the consensus reached on the Emerging Issues Task Force (EITF) Issue No. 03-1, "The Meaning of Other-Than-Temporary Impairment and Its Application to Certain Investments." The objective of this Issue is to provide guidance for identifying impaired investments. EITF 03-1 also provides new disclosure requirements for investments that are deemed to be temporarily impaired. The accounting provisions of EITF 03-1 are effective for all reporting periods beginning after June 15, 2004, while the disclosure requirements for certain investments are effective for annual periods ending after December 15, 2003, and for other investments such disclosure requirements are effective for annual periods ending after June 15, 2004.

In November 2004, the FASB issued SFAS No. 151 “Inventory Costs, an amendment of ARB No. 43, Chapter 4. The amendments made by Statement 151 clarify that abnormal amounts of idle facility expense, freight, handling costs, and wasted materials (spoilage) should be recognized as current-period charges and require the allocation of fixed production overheads to inventory based on the normal capacity of the production facilities. The guidance is effective for inventory costs incurred during fiscal years beginning after June 15, 2005. Earlier application is permitted for inventory costs incurred during fiscal years beginning after November 23, 2004. . The Company has evaluated the impact of the adoption of SFAS 151, and does not believe the impact will be significant to the Company's overall results of operations or financial position.

In December 2004, the FASB issued SFAS No.152, “Accounting for Real Estate Time-Sharing Transactions—an amendment of FASB Statements No. 66 and 67” (“SFAS 152)  The amendments made by Statement 152 This Statement amends FASB Statement No. 66, Accounting for Sales of Real Estate, to reference the financial accounting and reporting guidance for real estate time-sharing transactions that is provided in AICPA Statement of Position (SOP) 04-2, Accounting for Real Estate Time-Sharing Transactions. This Statement also amends FASB Statement No. 67, Accounting for Costs and Initial Rental Operations of Real Estate Projects, to state that the guidance for (a) incidental operations and (b) costs incurred to sell real estate projects does not apply to real estate time-sharing transactions. The accounting for those operations and costs is subject to the guidance in SOP 04-2. This Statement is effective for financial statements for fiscal years beginning after June 15, 2005, with earlier application encouraged  The Company has evaluated the impact of the adoption of SFAS 152, and does not believe the impact will be significant to the Company's overall results of operations or financial position as the Company does not engage in these sorts of transactions.

HEALTH SCIENCES GROUP, INC. AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

YEARS ENDED DECEMBER 31, 2004 AND 2003

NOTE 2 – SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Recent Accounting Pronouncements, Continued

In December 2004, the FASB issued SFAS No.153, “Exchanges of Nonmonetary Assets, an amendment of APB Opinion No. 29, Accounting for Nonmonetary Transactions.”The amendments made by Statement 153 are based on the principle that exchanges of nonmonetary assets should be measured based on the fair value of the assets exchanged. Further, the amendments eliminate the narrow exception for nonmonetary exchanges of similar productive assets and replace it with a broader exception for exchanges of nonmonetary assets that do not have commercial substance. Previously, Opinion 29 required that the accounting for an exchange of a productive asset for a similar productive asset or an equivalent interest in the same or similar productive asset should be based on the recorded amount of the asset relinquished. Opinion 29 provided an exception to its basic measurement principle (fair value) for exchanges of similar productive assets. The Board believes that exception required that some nonmonetary exchanges, although commercially substantive, be recorded on a carryover basis. By focusing the exception on exchanges that lack commercial substance, the Board believes this Statement produces financial reporting that more faithfully represents the economics of the transactions. The Statement is effective for nonmonetary asset exchanges occurring in fiscal periods beginning after June 15, 2005. Earlier application is permitted for nonmonetary asset exchanges occurring in fiscal periods beginning after the date of issuance. The provisions of this Statement shall be applied prospectively. The Company has evaluated the impact of the adoption of SFAS 153, and does not believe the impact will be significant to the Company's overall results of operations or financial position.

In December 2004, the FASB issued SFAS No.123 (revised 2004), “Share-Based Payment”. Statement 123(R) will provide investors and other users of financial statements with more complete and neutral financial information by requiring that the compensation cost relating to share-based payment transactions be recognized in financial statements. That cost will be measured based on the fair value of the equity or liability instruments issued. Statement 123(R) covers a wide range of share-based compensation arrangements including share options, restricted share plans, performance-based awards, share appreciation rights, and employee share purchase plans. Statement 123(R) replaces FASB Statement No. 123, Accounting for Stock-Based Compensation, and supersedes APB Opinion No. 25, Accounting for Stock Issued to Employees. Statement 123, as originally issued in 1995, established as preferable a fair-value-based method of accounting for share-based payment transactions with employees. However, that Statement permitted entities the option of continuing to apply the guidance in Opinion 25, as long as the footnotes to financial statements disclosed what net income would have been had the preferable fair-value-based method been used. Public entities (other than those filing as small business issuers) will be required to apply Statement 123(R) as of the first interim or annual reporting period that begins after June 15, 2005. The Company has evaluated the impact of the adoption of SFAS 123(R), and believes that the impact will be significant to the Company's overall results of operations or financial position.

In December 2004 the Financial Accounting Standards Board issued two FASB Staff Positions – FSP FAS 109-1, Application of FASB Statement 109 “Accounting for Income Taxes” to the Tax Deduction on Qualified Production Activities Provided by the American Jobs Creation Act of 2004, and FSP FAS 109-2 Accounting and Disclosure Guidance for the Foreign Earnings Repatriation Provision within the American Jobs Creation Act of 2004.  Neither of these affected the Company as it does not participate in the related activities.

NOTE 3 – DISCONTINUED OPERATIONS

In October 2004, the Company discontinued the operations of its subsidiary Quality Botanical Ingredients (QBI). QBI was acquired in 2003, as outlined below, to produce botanical raw ingredients for the nutrition and functional food industries. The Company has reclassified its financial statements to segregate the revenues (direct costs and expenses), assets, liabilities and cash flows of the discontinued operations.  The net operating results, net assets, net liabilities, and net cash flows of this entity have been reported as “Discontinued operations,” “Assets of discontinued operations held for sale,” “Liabilities of discontinued operations held for sale,” “Changes in assets of discontinued operations held for sale” and Changes in liabilities of discontinued operations held for sale.”

HEALTH SCIENCES GROUP, INC. AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

YEARS ENDED DECEMBER 31, 2004 AND 2003

NOTE 3 – DISCONTINUED OPERATIONS (CONTINUED)

Acquisition Background

On February 25, 2003, effective January 1, 2003, the Company formed a new subsidiary, Quality Botanical Ingredients, Inc., a Delaware corporation that purchased substantially all assets and assumed certain liabilities of Quality Botanical Ingredients, Inc., a New Jersey corporation (now known as AAA Health Products, Inc.)  (“AAA”) pursuant to an Asset Purchase Agreement (the “Agreement”) for approximately $1.5 million.  Included in the purchase price was the issuance of 1,200,000 shares of the Company’s common stock, which includes 433,333 shares placed in an escrow account and 200,000 shares issued to consultants for services provided to the Company relating to the acquisition as well as approximately $394,000 paid to attorneys and a business acquisition firm for due diligence services related to the acquisition of QBI.  Pursuant to the Agreement, the Company contributed $200,000 to AAA, which was used as payment to AAA’s creditors.  The value of the 1,200,000 shares totaled $972,000 and was determined based on the average closing market price of the Company’s common stock over the two-day period before and after the terms of the acquisition were agreed to and announced.  Shares placed in escrow totaling 333,333 were subject to set-off of any accounts receivable remaining after 150 days from the closing date.  The remaining 100,000 shares, valued at approximately $81,000, were subject to settlement of any indemnity claims.  Additional shares, not to exceed 1,250,000, of the Company’s common stock would be issued to the seller should the closing price of the Company’s common stock not achieve certain levels after 1 year from the closing date.  In January 2004, the Company and AAA entered into an Amendment Agreement to limit the maximum amount of additional shares to 750,000, a decrease of 500,000 shares.  An additional 200,000 shares shall be issued to the seller upon reaching certain levels of gross revenues and gross operating margins as compared to its 2001 financial results.  The Company also contributed $400,000 to AAA, of which $350,000 was used to pay down AAA’s line of credit and the remaining $50,000 was paid as a loan fee.

In February 2003, the newly formed subsidiary entered into a Amended Loan and Security Agreement (Loan Agreement) with La Salle Business Credit, LLC (“La Salle”) for a maximum line of credit totaling $4 million, pursuant to the purchase agreement.  The funds were used to payoff AAA’s line of credit with the same institution.  Additionally, the newly formed subsidiary assumed notes payable of $387,481 and $63,194 with a financial institution.  The Company and three other parties, two individuals and a Limited Liability Company, (together “Guarantors”) issued a joint and severable Continuing Unconditional Corporate Guaranty dated as of February 21, 2003, on this Loan Agreement, whereupon in the event of default by QBI the Guarantors are liable for any unpaid balances due La Salle.  The Loan Agreement is collateralized with QBI’s accounts receivable, fixed assets, and inventory.  The Loan is also collateralized by the personal assets of the two guaranteeing individuals.  In addition, La Salle is a lien holder on the five acre parcel of land and the building that housed QBI’s operations, owned and also pledged as collateral by the Limited Liability Company (“LLC”).

The acquisition has been accounted for as a purchase transaction pursuant to SFAS 141 and accordingly, the acquired assets and liabilities assumed being recorded at their estimated fair values at the date of acquisition.  The net book value of the acquired assets and liabilities assumed approximated the fair value at the date of purchase.  Therefore, there was no excess of cost over net book value recorded.

The following table summarizes the estimated fair values of the assets acquired and liabilities assumed at the date of acquisition:

At January 1, 2003

Current assets

$

6,484,289

Machinery, furniture and equipment

1,504,748

Other long-term assets

   113,071

Total assets acquired

8,102,108

Current liabilities

(6,155,387)

Long-term debt

   (461,646)

Total liabilities assumed

(6,617,033)

Net assets acquired

$

 1,485,075

HEALTH SCIENCES GROUP, INC. AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

YEARS ENDED DECEMBER 31, 2004 AND 2003

NOTE 3 – DISCONTINUED OPERATIONS (CONTINUED)

Decision to Discontinue Operations

On October 6, 2004, the Guarantors received a default declaration letter pursuant to terms outlined in the Loan Agreement citing failure to adhere to certain covenants with a demand for repayment of the outstanding principal balance of $2,067,990, plus approximately $10,543 in accrued interest and fees (“Demand”).

On October 20, 2004, upon receipt of the demand, the Company’s Board of Directors elected to discontinue QBI’s operations and liquidate QBI’s accounts receivable, inventory and fixed assets to satisfy the demand.  In addition, the LLC is currently in the process of marketing the land and building for sale during the second quarter of 2005.

Per Statement of Financial Accounting Standards No. 144 “Accounting for the Impairment or Disposal of Long-Lived Assets” (“SFAS 144”) paragraph 42, the Company has reported QBI as discontinued operations by meeting the following conditions:

•

the operations and cash flows of the QBI have been, or will be, eliminated from the ongoing operations of the Company as a result of the disposal transaction, and

•

the Company will not have any significant continuing involvement in the operations of QBI after the disposal transaction

On the date the decision to discontinue operations was made, the book value for QBI’s accounts receivable, inventory and fixed assets was approximately $2,614,000 consisting of:

Accounts receivable

$

505,598

Inventory

1,265,781

Fixed Assets

   842,986

$

2,614,365

Service firms engaged to facilitate the liquidation included a collection agency to pursue QBI’s outstanding accounts receivable and an auction and liquidation firm to coordinate the sale of QBI’s inventory and fixed assets.  All proceeds received, net fees, commissions and related expenses, were to be applied to the Demand.  As of December 31, 2004 the collection agency had collected the following, net fees and related expenses:

Accounts receivable assigned to La Salle

$

505,598

Collections, October through December

(199,180)

Balance at December 31, 2004

$

306,418

Subsequent to year-end the collection agency received an additional $114,000 of the outstanding balance due. When aggregating the collections before and after year-end, the uncollected balance is approximately $192,000.

The inventory and fixed asset auction took place on January 13, 2005, via a live, internet and mail in biding process.  The following was raised during this sale, net of fees and other related expenses, and applied to the Demand:

Proceeds received from the sale of inventory

$

30,861

Proceeds received from the sale of fixed assets

162,982

Total auction proceeds

$

193,843

Per Statement of Financial Standards No. 5 “Accounting for Contingencies,” (SFAS 5) paragraph 8, an estimated loss from a loss contingency shall be accrued by a charge to income if both of the following conditions are met:

•

Information available prior to issuance of the financial statements indicates that it is probable that an asset had been impaired or a liability had been incurred at the date of the financial statements.

•

The amount of loss can be reasonably estimated.

HEALTH SCIENCES GROUP, INC. AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

YEARS ENDED DECEMBER 31, 2004 AND 2003

NOTE 3 – DISCONTINUED OPERATIONS (CONTINUED)

Decision to Discontinue Operations, Continued

Prior to issuing these financial statements the liquidation company had completed the auction and the collection agency had pursued all accounts receivable collection opportunities. The impairment to the noted assets was determined based on these events and combine for a gross contingent loss of approximately $2,107,000, when aggregated with the gain from eliminating the allowance for doubtful accounts, prepaid expenses, etc., the net contingent loss is approximately $2,077,000 and was recognized in the Company’s December 31, 2004 statement of operations.

Accounts

Receivable

Inventory

Fixed Assets

Balance assigned to La Salle

$

505,598

$

1,265,781

$

842,986

Collections through December 2004

(199,180)

             –

           –

  Balance at December 31, 2004

306,418

1,265,781

842,986

Proceeds from auction

–

(30,861)

(162,982)

Collections through February 2005

(114,199)

            –

           –

  Contingent loss

192,219

1,234,920

680,004

It is estimated that the sale of the LLC’s land and building assets will also net approximately $400,000 to be applied to the remaining Demand balance. At this time, management estimates that subsequent to the sale of the aforementioned assets approximately $1,200,000 of the original Demand will be unsatisfied and that it is probable that the Guarantors will share joint and severable liability for the remaining balance due.  However, management can neither provide an accurate estimate of the Company’s pro-rata percentage of the remaining liability to be assumed nor approximate the resulting gain or loss to be realized. As such, the Company continues to account for the full balance due as of December 31, 2004 in Liabilities of discontinued operations held for sale. Management believes the Company’s continuing operations will not be adversely affected by this action.

Pro-forma financial information

The following pro-forma information summarizes QBI’s results from operations for the years ended December 31, 2004 and 2003.  Included in 2004 is approximately $2,077,000 and $35,000 of expenses incurred as a result of discontinuing operation for contingent liabilities and post disposal operating expenses, respectively.

Year ended

Year ended

December 31, 2004

December 31, 2003

Sales, net

$

4,915,558

$

12,405,971

Cost of goods sold

4,640,724

11,125,176

Gross profit

   274,834

1,280,795

Selling, general and administrative expenses:

  Salary expense

726,642

1,584,916

  Professional, legal and accounting expenses

112,069

86,881

  Depreciation and amortization

45,309

58,876

  Other selling, general and administrative expenses

   620,773

1,186,272

Total selling, general and administrative expenses

1,504,793

2,916,945

Loss from discontinued operations

2,076,815

–

HEALTH SCIENCES GROUP, INC. AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

YEARS ENDED DECEMBER 31, 2004 AND 2003

NOTE 3 – DISCONTINUED OPERATIONS (CONTINUED)

Pro-forma financial information, Continued

Year ended

Year ended

December 31, 2004

December 31, 2003

Other income and (expense):

Interest expense on all other obligations

(154,801)

(235,252)

Other income (exepense)

  (52,729)

(189,388)

Total other income and (expense)

(207,530)

(424,640)

Loss before provision for (benefit from) income taxes

(3,514,304)

(2,060,790)

Provision for income taxes

              –

               –

Loss before costs associated with disposal activities

(3,514,304)

(2,060,790)

Expenses associated with disposal activities

       34,508

              –

Net loss

$

(3,548,812)

$

(2,060,790)

The following pro-forma information summarizes QBI’s statements of position for the years ended December 31, 2004 and 2003. The assets included in 2004 have been impaired by approximately $2,077,000 for contingent liability expenses incurred as a result of discontinued operations.

December 31,

December 31,

2004

2003

ASSETS

Current assets:

  Cash and cash equivalents

$

–

$

143,983

  Accounts receivable, net of provision for uncollectible accounts

114,199

1,448,562

  Inventory

30,861

2,444,307

  Prepaid expenses

             –

    79,159

  Total current assets

145,060

4,116,011

Machinery, furniture and equipment, net of accumulated depreciation

162,982

1,342,303

Other non-current assets

             –

   140,977

Assets of discontinued operations held for sale

$

308,042

$

5,599,291

LIABILITIES

Liabilities:

  Accounts payable and accrued expenses

$

1,386,825

$

1,703,103

  Lines of credit

1,876,584

2,892,520

  Capital leases payable

66,564

102,812

  Notes payable

   134,624

   320,521

Liabilities of discontinued operations held for sale

$

3,464,597

$

5,018,956

HEALTH SCIENCES GROUP, INC. AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

YEARS ENDED DECEMBER 31, 2004 AND 2003

NOTE 4 – BUSINESS ACQUISITIONS

Polymann Technologies, Inc.

In October 2004, the Company acquired Polymann Technologies, Inc. (PTI), a wholly-owned subsidiary of UTEK Corporation in a tax-free stock-for-stock exchange.  The Company issued 1,160,000 unregistered shares of its common stock valued at $810,000, based on the fair market value of the Company’s common stock at the date of issuance, to UTEK Corporation in exchange for 100% of the issued and outstanding shares of capital stock of PTI.  The shares issued in the exchange are restricted and may only be resold pursuant to the requirements of the Securities Act of 1933.  The amount of consideration was determined by arms-length negotiations between the parties and the exchange was consummated in accordance with applicable law.

At the time of acquisition PTI had no employees, operations or liabilities. PTI’s only assets include approximately $100,000 in cash and an exclusive worldwide (excluding Korea) license to a patented technology known as Low Molecular Weight Polymannuronate (“Polymann”) with zero book value.  The Company engaged a third party valuation firm to finalize the purchase price allocation.  The valuation firm determined that the value of the license exceeded the purchase price net cash received.  As such, the Company has allocated the remaining $710,000 of the purchase price to intangible assets to be amortized over the 17 year life of the license.  As a result of this acquisition, the Company has recognized within these consolidated financial statements the $100,000 cash and the $710,000 intangible asset in the Company’s statement of position with no charges to the statement of operations.

Purchase Price Allocation

Upon

Post

Acquisition

Valuation

Assets

    Cash

$

100,000

$

100,000

    Polymann license

          –

710,000

100,000

810,000

Total liabilities

          –

           –

Net Assets

$

100,000

$

810,000

Polymann is a nutraceutical product derived, in part, from sea mustard and kelp.  Polymann has been shown to reduce serum and liver cholesterol and control serum and liver triglyceride levels in humans and animals.  Polymann can be used in a variety of compositions including capsules, beverages, candy and powdered drink mixes.  It is anticipated that all compositions of Polymann will be GRAS-certified (Generally Recognized as Safe) as determined by the United States Food and Drug Administration.  The Company will market Polymann under the brand name Sequestrol and distribute the product through its Swiss Research subsidiary.

Apple Peel Technologies, Inc.

In November 2004, the Company acquired Apple Peel Technologies, Inc. (APTI), a wholly-owned subsidiary of UTEK Corporation in a tax-free stock-for-stock exchange.  The Company issued 1,200,000 unregistered shares of its common stock valued at $830,000, based on the fair market value of the Company’s common stock at the date of issuance, to UTEK Corporation in exchange for 100% of the issued and outstanding shares of capital stock of APTI.  The shares issued in the exchange are restricted and may only be resold pursuant to the requirements of the Securities Act of 1933.  The amount of consideration was determined by arms-length negotiations between the parties and the exchange was consummated in accordance with applicable law.

At the time of acquisition APTI had no employees, operations or liabilities. APTI’s only assets include $112,500 in cash and an exclusive worldwide license to a patented technology known as Apple Peel Powder with zero book value.  The Company engaged a third party valuation firm to finalize the purchase price allocation.  The valuation firm determined that the value of the license exceeded the purchase price net cash received.  As such, the Company has allocated the remaining $717,500 of the purchase price to intangible assets to be amortized over the 19 year life of the license.  As a result of this acquisition, the Company has recognized within these consolidated financial statements the $112,500 cash and the $717,500 intangible asset in the Company’s statement of position with no charges to the statement of operations.

HEALTH SCIENCES GROUP, INC. AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

YEARS ENDED DECEMBER 31, 2004 AND 2003

NOTE 4 – BUSINESS ACQUISITIONS (CONTINUED)

Apple Peel Technologies, Inc., Continued

Purchase Price Allocation

Upon

Post

Acquisition

Valuation

Assets

    Cash

$

112,500

$

112,500

    Apple Peel Powder license

         –

717,500

112,500

830,000

Total liabilities

          –

           –

Net Assets

$

112,500

$

830,000

Apple Peel Powder has been shown to reduce cellular damage caused by free radicals.  It is anticipated that all compositions of Apple Peel Powder will be GRAS-certified (Generally Recognized as Safe) as determined by the United States Food and Drug Administration.  The Company will market Apple Peel Powder under the brand name Aplevia and distribute the product through its Swiss Research subsidiary.

Licensing Agreements

Upon the acquisition of Polymann Technologies Inc. and Apple Peel Technologies Inc., the Company acquired the rights to develop and commercialize a license to intellectual property owned by each entity.  Each license was independently valued and determined to exceed the purchase price.  The purchase price allocation was assigned to each license and will be amortized over the life of the license.

NOTE 5 – STOCK OPTIONS ISSUED TO EMPLOYEES

In August 2003, the Board of Directors adopted the Health Sciences Group, Inc. 2003 Stock Option, Deferred Stock and Restricted Stock Plan (the “Plan”).  The Plan authorizes the issuance of up to 4,200,000 shares of the Company’s common stock pursuant to the exercise of options granted thereunder.  The purpose of the Plan is to enable the Company to obtain and retain competent, employees, personnel, consultants and service providers who will contribute to the Company’s success by their ability, ingenuity, industry and services, and to provide incentives to such personnel, employees, consultants and service providers and will therefore, inure to the benefit of all shareholders of the Company. The Board of Directors administers the Plan, selects recipients to whom options are granted and determines the number of shares to be awarded.  Options granted under the Plan are exercisable at a price determined by the Board of Directors at the time of grant.

Pro forma information regarding the effects on operations as required by SFAS No. 123 and SFAS No. 148, has been determined as if the Company had accounted for its employee stock options under the fair value method of those statements.  As allowed under the guidance of SFAS No. 123, the Company has elected to follow Accounting Principles Board Opinion No. 25, “Accounting for Stock Issued to Employees” (APB No. 25) and related interpretations in accounting for its employee stock options.

The number and weighted average exercise prices of options granted are as follows:

December 31, 2004

December 31, 2003

Average

Average

Exercise

Exercise

Number

Price

Number

Price

Outstanding at beginning of the year

1,706,000

$

0.98

751,000

$

0.67

Granted during the year

3,110,000

0.70

1,405,000

1.18

Exercised during the year

–

–

–

–

Terminated during the year

410,000

1.28

450,000

1.10

Exercisable at end of the year

3,806,000

0.74

1,336,000

0.90

Outstanding at end of the year

4,406,000

0.76

1,706,000

0.98

 HEALTH SCIENCES GROUP, INC. AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

YEARS ENDED DECEMBER 31, 2004 AND 2003

NOTE 5 – STOCK OPTIONS ISSUED TO EMPLOYEES (CONTINUED)

A summary of the options by ranges at December 31, 2004 are as follows:

Weighted-

Weighted-

Weighted

Range of

Remaining

Average

Average

Average

Exercise

Number

Contractual

Fair

Number

Exercise

Prices

Outstanding

Life (Years)

Value

Exercisable

Price

$0 to $1

3,450,000

9.39

$

0.62

3,050,000

$

0.60

1 to 2

926,000

1.47

1.10

726,000

1.23

2 to 3

–

–

–

–

–

3 to 4

30,000

0.17

2.05

30,000

3.10

A summary of the options by ranges at December 31, 2003 are as follows:

Weighted-

Weighted-

Weighted

Range of

Remaining

Average

Average

Average

Exercise

Number

Contractual

Fair

Number

Exercise

Prices

Outstanding

Life (Years)

Value

Exercisable

Price

$0 to $1

750,000

2.00

$

0.45

700,000

$

0.55

1 to 2

926,000

2.38

1.10

616,000

1.23

2 to 3

–

–

–

–

–

3 to 4

30,000

1.17

2.05

20,000

3.10

NOTE 6 – ACCOUNTS RECEIVABLE

A summary is as follows:

December 31, 2004

December 31, 2002

Accounts receivable

$

143,519

$

469,313

Less allowances for doubtful

  accounts and contractual allowances

    5,590

  63,536

$

137,929

$

405,777

Bad debt expense charged to operations totaled approximately $12,000 and $86,000 for the years ended December 31, 2004 and 2003 respectively.

NOTE 7 – INVENTORY

Inventory at XCEL consists of pharmaceutical and over-the-counter medications along with Hormone Replacement Therapy base creams.  Total inventory for the years ended December 31, 2004 and 2003 were approximately $64,000 and $142,000, respectively.

HEALTH SCIENCES GROUP, INC. AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

YEARS ENDED DECEMBER 31, 2004 AND 2003

NOTE 8 – MACHINERY, FURNITURE AND EQUIPMENT

A summary is as follows:

December 31,

December 31

2004

2003

Autos

$

–

$

50,000

Office computers, furniture and equipment

113,174

110,367

Leasehold improvements

          –

79,504

113,174

239,871

Less accumulated depreciation, including

  Approximately $0 and $139,000 for

  equipment and vehicles held under capital leases

  82,032

165,947

$

  31,142

$

  73,924

Depreciation expense charged to operations totaled approximately $46,000 and $80,000, for the years ended December 31, 2004 and 2003, respectively.

NOTE 9 – GOODWILL AND INTANGIBLE ASSETS

A summary of the Company’s goodwill and intangible assets is as follows:

December 31,

December 31,

2004

2003

Goodwill

$

             –

$

   350,546

Patents

$

2,305,742

$

3,300,000

Formulas

 –

680,000

Agreements not-to-compete

 –

390,000

Licensing agreements

1,391,500

Website development

             –

     77,288

3,837,022

4,447,288

Less accumulated amortization

  101,703

  451,575

Total intangible assets

$

3,595,539

$

3,995,713

Amortization expense totaled approximately $255,000 and $216,000 for the years ended December 31, 2004 and 2003, respectively.  Amortization expense for intangible assets for the years ending December 31, 2005 through 2021 is estimated to be approximately $212,000 and approximately $36,000 for each of the two subsequent years thereafter.

Impairments

The Company has accounted for intangible asset impairments in accordance to Statement of Financial Standards No. 142 “Goodwill and Other Intangible Assets.” At December 31, 2004, impairments to goodwill, formulations and patents at the Company’s XCEL and BioSelect subsidiaries totaled approximately $351,000, $540,000 and $994,000 respectively and were recognized as “Impairment of Intangible Assets” in the Company’s statement of operations.

An independent valuation firm determined, and the Company concurs, that declining revenues and working capital deficiencies warrant that XCEL’s previously recorded goodwill and formulations will not provide the subsidiary sufficient future economic benefit as compared to comparable businesses and therefore should be accounted for as 100% impaired. During 2004, the U.S. Patent and Trademark Office denied, and the Company then abandoned, certain patent applications that the Company capitalized via purchase price allocation related to the Company’s acquisition of BioSelect. The Company has recognized an impairment equal to the carrying value of the abandoned patents.

HEALTH SCIENCES GROUP, INC. AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

YEARS ENDED DECEMBER 31, 2004 AND 2003

NOTE 9 – INTANGIBLE ASSETS (CONTINUED)

Patents

Patents consist of the assigned fair market value at the date of acquisition arising from the purchase of BioSelect Innovations, Inc.  Patent costs are amortized on a straight-line basis over their economic lives of approximately 19 years and are reviewed for impairment whenever the facts and circumstances indicate that the carrying amount may not be recoverable.

Formulas

Formulas consist of the assigned fair market value at the date of acquisition arising from the purchase of XCEL. Formulas have been amortized on a straight-line basis over their estimated economic lives of 15 years. The Company has determined that facts and circumstances indicate that the unamortized carrying amount is not recoverable. The amortization recognized prior to impairment is presented in chart above. The formulas are fully written off as of December 31, 2004.

Agreements Not-to-Compete

Certain stockholders and former employees of the Company entered into non-competition agreements.  The agreements have been recorded at their fair market value at the date of purchase of XCEL.  The agreements are amortized on a straight-line basis over their estimated economic lives of 3 years, ending in December 2004.

Licensing Agreements

Upon the acquisition of Polymann Technologies Inc. and Apple Peel Technologies Inc., the Company acquired the rights to develop and commercialize a license to intellectual property owned by each entity.  Each license was independently valued and determined to exceed the purchase price.  The purchase price allocation was assigned to each license and will be amortized over the life of the license.

Website Development

The Company capitalizes certain software development costs, which are amortized using the straight-line method over the estimated useful lives of the software, not to exceed three years, ending in December 2004.

NOTE 10 – LINE OF CREDIT

In February 2003, XCEL entered into a Loan and Security Agreement with a finance company for a maximum line of credit totaling $750,000.  Interest is due monthly on the outstanding balance at a rate of 3.75% above XCEL’s reference rate.  At December 31, 2003, the interest rate was 7.85%.  The Loan and Security Agreement expires in February 2006 and is secured by substantially all assets of XCEL.  The finance company will make advances on the Loan and Security Agreement up to 75% of XCEL’s eligible accounts receivable.  The borrowings are guaranteed by the Company and personally guaranteed by the majority shareholders of the Company.  The credit line is limited as to use by XCEL.  At December 31, 2003, the balance of the credit line totaled approximately $135,000.  XCEL must maintain the following financial ratio and covenant:

•

Minimum working capital ratio

.75 to 1

•

XCEL must be profitable*

*  XCEL is in default of this covenant at December 31, 2004 and 2003.

Additionally, the Company paid $37,500 and issued 30,000 stock purchase warrants to a consultant for services relating to the line of credit.  Each warrant entitles the holder to purchase one share of the Company’s common stock at an exercise price of $0.95.  The warrants expire February 2008.  The estimated value of the warrants totaled approximately $24,000 at the date of issuance and is included in loan fees.  The value of the warrants was estimated using the Black-Scholes option pricing model with the following assumptions:  average risk-free interest of 2.75%; dividend yield of 0%; volatility factor of the expected market price of the Company’s common stock of 142%; and a term of 5 years.

In November 2004, XCEL terminated this Loan and Security Agreement through a lump sum payoff.  The net capitalized loan fees incurred related to this line of credit totaled approximately $62,000 at the termination date and was expensed to operations.  Interest expense on the line of credit totaled approximately $44,000 and $67,000 for the years ended December 31, 2004 and 2003, respectively.

HEALTH SCIENCES GROUP, INC. AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

YEARS ENDED DECEMBER 31, 2004 AND 2003

NOTE 11 – NOTES PAYABLE

A summary is as follows:

December 31,

December 31,

2004

2003

Note payable, individual, interest at 11% per annum,

  unsecured, due in December 2005

$

111,147

$

116,146

Note payable, consulting firm, interest at 10% per

  annum, unsecured

–

23,178

Note payable, individual, interest at 10% per annum,

  unsecured

          –

   7,754

111,147

147,078

Less current maturities

111,147

  23,178

$

          –

$

123,900

The following is a summary of the principal amounts payable over the next two years:

Years ending

December 31,

2005

$

111,147

2006

          –

$

111,147

Interest expense on notes payable totaled approximately $12,000 and $17,000 for the years ended December 31, 2004 and 2003, respectively.

NOTE 12 – LOANS PAYABLE, STOCKHOLDERS

A summary is as follows:

December 31,

December 31,

2004

2003

Note payable, shareholders, unsecured, due on demand

$

55,000

$

–

Note payable, shareholder, interest at 11% per

  annum, unsecured, due on demand

8,050

1,800

Note payable, shareholder, interest at prime + 8% per

  annum, unsecured, due in October 2005

100,000

–

163,050

–

Less current maturities

163,050

1,800

$

          –

$

       –

HEALTH SCIENCES GROUP, INC. AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

YEARS ENDED DECEMBER 31, 2004 AND 2003

NOTE 12 – LOANS PAYABLE STOCKHOLDERS (CONTINUED)

The following is a summary of the principal amounts payable over the next two years:

Years ending

December 31

2005

$

163,050

2006

          –

$

163,050

Interest expense on loans payable, stockholders totaled approximately $3,000 and $0 for the years ended December 31, 2004 and 2003, respectively.

NOTE 13 – WARRANT LIABILITY

In conjunction with raising capital through the sale of equity, the Company has issued various warrants that have registration rights for the underlying shares.  As the contracts must be settled by the delivery of registered shares and the delivery of the registered shares is not controlled by the Company, pursuant to EITF 00-19, “Accounting for Derivative Financial Instruments Indexed to, and Potentially Settled in, a Company’s Own Stock”, the net value of the warrants at the date of issuance was recorded as a warrant liability on the balance sheet and the change in fair value from the date of issuance to December 31, 2004 has been included in other (expense) income.

For the years ended December 31, 2004 and 2003 the change in fair value of all warrants issued with registration rights for the underlying shares decreased by approximately $747,000 and $678,000, respectively and is recognized in other income.

NOTE 14 – CONVERTIBLE DEBENTURES

12% Convertible Debenture, Principal Amount $300,000

In February 2003, the Company sold $300,000 of convertible debentures pursuant to a Securities Purchase Agreement.  Additionally, the Company issued 571,428 of common stock purchase warrants to the debenture holders.  Each warrant entitles the holder to purchase one share of common stock at an exercise price of $0.60.  The warrants expire in February 2008.  The debentures accrue interest at 12% per annum.  The unpaid principal and accrued interest was due on February 24, 2004.  In January 2004, the Company and debenture holder entered into an amendment agreement to extend the due date of the convertible debentures to February 24, 2005.  The notes are collateralized by a second position in substantially all assets of the Company and shares owned by the officers and major shareholders of the Company.  Commencing July 24, 2003, the debentures can be converted at $0.525 per share.  The proceeds were allocated first to the warrants based on their relative fair value, which totaled approximately $174,000 using Black-Scholes option pricing model.  The remainder of approximately $126,000 was allocated to the beneficial conversion feature.

The discount attributable to the value of the warrants as calculated using the Black-Scholes pricing model and the value of the equity conversion features exceeded the face value of the convertible notes.  As a result, the notes were fully discounted and the discount was recorded as additional paid-in capital.  The discount will be amortized using the effective interest rate method over one year resulting in an effective interest rate in excess of 100%.  Upon conversion of the debt, any unamortized debt issue costs will be charged to expense.

HEALTH SCIENCES GROUP, INC. AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

YEARS ENDED DECEMBER 31, 2004 AND 2003

NOTE 14 – CONVERTIBLE DEBENTURES (CONTINUED)

12% Convertible Debenture, Principal Amount $300,000, Continued

Additionally, the Company granted 85,712 stock purchase warrants to two consultants for services relating to these convertible debentures sold by the Company.  Each warrant entitles the holder to purchase one share of common stock at an exercise price of $0.60.  The warrants expire in February 2008.  The estimated value of the warrants totaled approximately $71,000 at the date of issuance and is included in loan fees.  The value of the warrants was estimated using the Black-Scholes option pricing model with the following assumptions:  average risk-free interest of 2.82%; dividend yield of 0%; volatility factor of the expected market price of the Company’s common stock of 142%; and a term of 5 years.

In November 2003, the Company issued 19,636 shares of its common stock to the debenture holder for penalties due.  The value of the shares totaled approximately $30,000 and is included in selling, general and administrative expenses.  The penalty payment was due as the Company did not obtain an effective registration statement in the time frame required in the agreement.  The registration statement became effective in October 2003.

In November 2003, one of the consultants exercised stock purchase warrants resulting in the issuance of 14,286 of the Company’s common stock in exchange for a subscription receivable.  Net proceeds totaled approximately $9,000 and was received in 2004.

In November 2003, the debenture holder converted $27,500 of the note payable into 50,000 shares of the Company’s common stock.  As a result, approximately $7,000 of unamortized discount relating to the portion of the note converted was expensed at the date of conversion and is included in interest expense.

In January 2004, the debenture holder converted $27,500 of the note payable into 50,000 shares of the Company’s common stock.  As a result, approximately $4,000 of unamortized discount relating to the portion of the note converted was expensed at the date of conversion and is included in interest expense.

In January 2004, the due date of the debenture was extended one year to February 2005. The remaining discount of approximately $37,000 was expensed during 2004.

In March 2004, the Company issued 65,455 shares of common stock to its debenture holders as payment, in lieu of cash, for interest accrued on the unconverted portion of the debenture.  The shares were valued at approximately $85,000 based on the fair market value of the Company’s common stock on the date the interest was due.

12% Convertible Debenture, Principal Amount $500,000

In May 2003, the Company sold $500,000 of convertible debentures pursuant to a Securities Purchase Agreement.  Additionally, the Company issued 588,235 of common stock purchase warrants to the debenture holders.  Each warrant entitles the holder to purchase one share of common stock at an exercise price of $1.25.  The warrants expire in May 2008.  The debentures accrue interest at 12% per annum.  The unpaid principal and accrued interest was due on May 21, 2004.  In January 2004, the Company and debenture holder entered into an amendment agreement to extend the due date of the convertible debentures to May 21, 2005.  The notes are collateralized by substantially all assets of the Company, subject to all prior liens and security interests.  Commencing October 18, 2004, the debentures can be converted at the daily volume weighted average price of the Company’s common stock for the 5 days prior to the conversion date but not lower than $0.85 per share.  The proceeds were allocated first to the warrants based on their relative fair value, which totaled approximately $229,000 using Black-Scholes option pricing model.  The remainder of approximately $271,000 was allocated to the beneficial conversion feature.

The discount attributable to the value of the warrants as calculated using the Black-Scholes pricing model and the value of the equity conversion features exceeded the face value of the convertible notes.  As a result, the notes were fully discounted and the discount was recorded as additional paid-in capital.  The discount will be amortized using the effective interest rate method over one year resulting in an effective interest rate in excess of 100%.  Upon conversion of the debt, any unamortized debt issue costs will be charged to expense.

HEALTH SCIENCES GROUP, INC. AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

YEARS ENDED DECEMBER 31, 2004 AND 2003

NOTE 14 – CONVERTIBLE DEBENTURES (CONTINUED)

12% Convertible Debenture, Principal Amount $500,000, Continued

Additionally, the Company granted 88,235 stock purchase warrants to a consultant for services relating to these convertible debentures sold by the Company.  Each warrant entitles the holder to purchase one share of common stock at an exercise price of $1.25.  The warrants expire in May 2008.  The estimated value of the warrants totaled approximately $72,000 at the date of issuance and is included in loan fees.  The value of the warrants was estimated using the Black-Scholes option pricing model with the following assumptions:  average risk-free interest of 2.58%; dividend yield of 0%; volatility factor of the expected market price of the Company’s common stock of 134%; and a term of 5 years.

The warrants issued to all debenture holders and consultants require the Company to settle the contracts by the delivery of registered shares.  At the date of issuance, the Company did not have an effective registration statement related to the shares that could be issued should the warrant holders exercise the warrants.  As the contracts must be settled by the delivery of registered shares and the delivery of the registered shares are not controlled by the Company, pursuant to EITF 00-19, “Accounting for Derivative Financial Instruments Indexed to, and Potentially Settled in, a Company’s Own Stock”, the relative net value of the warrants at the date of issuance was recorded as a warrant liability on the balance sheet and the change in fair value from the date of issuance to the date the registration statement became effective, which was October 2003, is included in other (expense) income.  The value of the warrants on the date the registration statement became effective totaled approximately $651,000 and was reclassified from warrant liability to additional paid-in capital as required by the EITF.  The change in fair value of the warrants from the date of issuance to October 2003 increased by approximately $114,000.

In November 2003, the debenture holder converted $42,500 of the note payable into 50,000 shares of the Company’s common stock.  As a result, approximately $21,000 of unamortized discount relating to the portion converted was expensed at the date of conversion and is included in interest expense.

In January 2004, the debenture holder converted $42,500 of the note payable into 50,000 shares of the Company’s common stock.  As a result, approximately $16,000 of unamortized discount relating to the portion converted was expensed at the date of conversion and is included in interest expense.

In January 2004, the due date of the debenture was extended seventeen months to May 2005.  This change in estimate required management to recalculated the remaining discount in the period in which the change occurred and amortize the balance over the remaining life of the note.

In May 2004, interest accrued to debenture holders totaled approximately $60,000.  The debenture holders elected to accept payment for this obligation with 70,588 shares of common stock at a conversion rate of $0.85 per share.

Interest expense on the convertible debentures totaled approximately $255,000 and $649,000, including amortization of discounts on convertible debentures payable totaling approximately $171,000 and $582,000 for the years ended December 31, 2004 and 2003 respectively.

NOTE 15 – EMPLOYEE BENEFIT PLAN

In 2003, XCEL sponsored an employee benefit plan, pursuant to Section 401(k) of the Internal Revenue Code, whereby participants may contribute a percentage of compensation, but not in excess of the maximum allowed under the Code.  The plan allows the Company to make matching contribution totaling 3% of the participants’ contribution and an additional percentage at the discretion of the Board of Directors.  Matching contributions totaled approximately $1,000 for the year ended December 31, 2003.

In 2004, management elected to terminate the 401(k) plan.  Matching contributions totaled approximately $18,000 for the year ended December 31, 2004.

HEALTH SCIENCES GROUP, INC. AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

YEARS ENDED DECEMBER 31, 2004 AND 2003

NOTE 16 – STOCKHOLDERS’ EQUITY

Convertible Preferred Stock

Private Placement – Series A Convertible Preferred Stock

In July 2003, the Company commenced a Private Placement to accredited investors, which closed in September 2003, for the sale 2,352,948 units of the Company’s Series A Convertible Preferred Stock (“Series A Preferred”) and one warrant to purchase one share of common stock at a purchase price of $0.85.  As a result, the Company issued 2,352,948 shares of its 5,000,000 authorized shares of preferred stock, which has a par value of $0.001.  The Series A Preferred stock shall convert into shares of the Company’s common stock at the purchase price per unit on the earlier of 1) the request of the Holder; 2) three years from the closing date; or 3) if, after two years from the closing date, the Company’s common stock trades at a closing bid price greater than $4.00 for 20 consecutive days.  The Holders of the Series A Preferred stock shall be entitled to receive dividends at 8% per annum at the end of each calendar quarter and three years from the date of closing payable in cash or, at the Company’s sole discretion, in registered shares of the Company’s common stock.  Each warrant entitles the holder to purchase one share of the Company’s common stock at an exercise price of $1.10 per share.  The warrants expire three years from the date of closing.  This Private Placement was fully subscribed and the Company issued approximately 2,352,948 units, which generated net proceeds totaling approximately $1,663,000.

The proceeds were first allocated to the warrants based on their relative fair value, which totaled approximately $991,000 using the Black-Scholes option pricing model.  The remainder of approximately $1,009,000 was allocated to the beneficial conversion feature.  The discount attributable to the value of the warrants as calculated using the Black-Scholes pricing model and the value of the beneficial conversion feature exceeded the sales price of the shares.  As a result, the preferred shares were fully discounted.  The shares are convertible at the option of the holder at issuance and, pursuant to EITF 98-5, “Accounting for Convertible Securities with Beneficial Conversation Features or Contingently Adjustable Conversion Ratios”, the discount attributable to the beneficial conversation feature of approximately $1,009,000 was immediately expensed in a manner similar to a dividend at the date of issuance and is included in preferred dividends on the face of the statement of operations.  The remaining discount, attributable to the warrants, will be amortized using the effective interest rate method over 3 years.  The amortization of discounts on the issuance of the convertible preferred stock totaled approximately $337,000 and $122,000 at December 31, 2004 and 2003 respectively and is included in interest expense.

Further, the preferred shares are convertible into registered shares of the Company’s common stock.  Pursuant to EITF 00-19, “Accounting for Derivative Financial Instruments Indexed to, and Potentially Settled in, a Company’s Own Stock”, approximately $855,000 and $794,000, the net value of the shares at December 31, 2004 and 2003 respectively, has been recorded as a long term liability until the Company has obtained an effective registration statement relating to these shares.  Upon the completion of the registration statement, the net value of the shares shall be recorded as additional paid-in capital.

The Company granted 941,177 stock purchase warrants to a consultant for services relating to the sale of the preferred stock.  Each warrant entitles the holder to purchase one share of common stock at an average exercise price of $1.03.  The warrants expire in August 2008.  The estimated value of the warrants totaled approximately $845,000 at the date of issuance.  The value of the warrants was estimated using the Black-Scholes option pricing model with the following assumptions:  average risk-free interest of 3.17%; dividend yield of 0%; average volatility factor of the expected market price of the Company’s common stock of 133%; and a term of 5 years.

The warrants issued to all preferred shareholders and consultants require the Company to settle the contracts by the delivery of registered shares.  A registration statement was filed with the SEC in January 2004 and is currently being reviewed.  However, from the date of issuance, the Company did not have an effective registration statement related to the shares that could be issued should the warrant holders exercise the warrants.  As the contracts must be settled by the delivery of registered shares and the delivery of the registered shares are not controlled by the Company, pursuant to EITF 00-19, “Accounting for Derivative Financial Instruments Indexed to, and Potentially Settled in, a Company’s Own Stock”, the net value of the warrants at the date of issuance was recorded as a warrant liability on the balance sheet and the change in fair value from the date of issuance to December 31, 2004 has been included in other income (expense).  The change in fair value of the warrants decreased by approximately ($1,301,000) and increased approximately $564,000 for the year ended December 31, 2004 and 2003 respectively.

HEALTH SCIENCES GROUP, INC. AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

YEARS ENDED DECEMBER 31, 2004 AND 2003

NOTE 16 – STOCKHOLDERS’ EQUITY (CONTINUED)

Convertible Preferred Stock, Continued

Private Placement – Series A Convertible Preferred Stock, Continued

Dividends earned through December 31, 2004 and 2003 totaled approximately $219,000 and $59,000 respectively.  In December 2003, the Company issued 29,683 shares of its common stock to preferred shareholders for dividends due. The value of the shares totaled $40,000 and was based on the Company’s closing market price at the date of issuance.

Additionally in December 2003, the Company issued 95,987 shares of its common stock to preferred shareholders for penalties due.  The value of the shares totaled approximately $130,000, was based on the Company’s closing market price at the date of issuance and is included in selling, general and administrative expenses.  The penalty payment was due as the Company did not obtain an effective registration statement in the time frame required in the agreement with the shareholders.

In March 2004, the Company issued 33,333 shares of its common stock to Series A Preferred shareholders for interest accrued to date.  The value of the shares totaled approximately $40,000, was based on the Company’s closing market price at the date of issuance.

In March 2004, the Company issued 33,333 shares of its common stock to preferred shareholders for dividends due. The value of the shares totaled $40,000 and was based on the Company’s closing market price at the date of issuance.

In March 2004, the Company issued 141,175 shares of its common stock to Series A Preferred for penalties due.  The value of the shares totaled approximately $169,000, was based on the Company’s closing market price at the date of issuance and is included in selling, general and administrative expenses.  The penalty payment was due as the Company did not obtain an effective registration statement in the time frame required in the agreement with the shareholders.

In October 2004, the Company issued 58,824 shares of its common stock to a Series A Preferred shareholders upon a request for conversion. The value of the shares totaled $50,000 and was based on the terms of conversion as outlined in the Series A Preferred agreement.

As of December 31, 2004 the requisite registration has not gone effective and the Company has accrued approximately $360,000 for penalties incurred since the December 2003 distribution.

Private Placement – Series B Convertible Preferred Stock

In April 2004, the Company commenced a Private Placement to two institutional investors for the sale of 30 units, of its 130 authorized shares, of Series B Convertible Preferred Stock (“Series B Preferred”) which has a par value of $0.001 per share and a face value of $25,000 per share. Each unit includes one share of preferred stock convertible into 29,412 shares of common stock, one warrant to purchase 14,706 shares of common stock at a purchase price of $1.25 per share (“Series B Warrants”) and one warrant to purchase 14,706 shares of common stock at a purchase price of $1.50 per share (“Series C Warrants”).  The Series B Preferred has no voting rights. The common stock into which the Series B Preferred is convertible shall, upon issuance, have all of the voting rights as the Company’s other issued and outstanding Common Stock.

HEALTH SCIENCES GROUP, INC. AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

YEARS ENDED DECEMBER 31, 2004 AND 2003

NOTE 16 – STOCKHOLDERS’ EQUITY (CONTINUED)

Convertible Preferred Stock, Continued

Private Placement – Series B Convertible Preferred Stock, Continued

The Series B Preferred stock shall convert into shares of the Company’s common stock at the purchase price per unit on the earlier of 1) the request of the Holder; 2) three years from the date of closing; or 3) if, beginning on 180 days from the date of closing, the Company’s common stock trades at a closing bid price greater than $2.125 for twenty consecutive days and the daily trading volume is greater than 150,000 shares per day.  The Holders of the Series B Preferred stock shall be entitled to receive dividends at 6% per annum payable in cash or, at the Company’s sole discretion, in registered shares of the Company’s common stock, at the end of each calendar quarter for three years from the date of closing.  Beginning ninety days following the effective date of closing, if the closing bid price of the Company’s common stock exceeds $3.00 for a period of twenty consecutive trading days and the daily volume is greater than 125,000 shares per day, the Series B Warrants may be redeemed by the Company at $0.01 per warrant and beginning one hundred eighty days following the effective date of closing, if the closing bid price of the Company’s common stock exceeds $3.75 for a period of twenty consecutive trading days and the daily volume is greater than 125,000 shares per day, the Series C Warrants may be redeemed by the Company at $0.01 per warrant.  The Series B and C Warrants expire five years from the date of closing.

The Company is required to file a registration statement covering the common shares underlying the Series B Preferred and the Series B and C Warrants no later than forty five days after the date of closing. This Private Placement was fully subscribed and the Company issued 30 units, which generated net proceeds totaling approximately $627,300.

The proceeds were first allocated to the warrants based on their relative fair value, which totaled approximately $412,500 using the Black-Scholes option pricing model.  The remainder of approximately $337,500 was allocated to the beneficial conversion feature.

The Series B Preferred shares are convertible at the option of the holder at issuance and were fully discounted as the value of the warrants, calculated using the Black-Scholes pricing model, and the value of the beneficial conversion feature exceeded the sales price of the shares.  Pursuant to EITF 98-5, “Accounting for Convertible Securities with Beneficial Conversation Features or Contingently Adjustable Conversion Ratios”, the discount attributable to the beneficial conversation feature, approximately $337,500, must be immediately expensed in a manner similar to a dividend at the date of issuance and is included in preferred dividends on the face of the statement of operations.  The remaining discount, attributable to the warrants, will be amortized using the effective interest rate method over five years.  The amortization of discounts on the issuance of the Series B Preferred stock totaled approximately $50,000 at December 31, 2004, and is included in interest expense.

Further, the preferred shares are convertible into registered shares of the Company’s common stock.  Pursuant to EITF 00-19, “Accounting for Derivative Financial Instruments Indexed to, and Potentially Settled in, a Company’s Own Stock”, approximately $149,000, the net value of the shares at December 31, 2004, has been recorded as a warrant liability until the Company has obtained an effective registration statement.  Upon the completion of the registration statement, the net value of the shares shall be recorded as additional paid-in capital.

The Company granted 44,118 Series B Warrants and 44,117 Series C Warrants to various consultants for services relating to the sale of the preferred stock.  Each Series B Warrant entitles the holder to purchase one share of common stock at an exercise price of $1.25 per share. Each Series C Warrant entitles the holder to purchase one share of common stock at an exercise price of $1.50 per share.  Both the Series B and C Warrants expire in April 2009.  The estimated value of the warrants totaled approximately $92,000 at the date of issuance.  The value of the warrants was estimated using the Black-Scholes option pricing model with the following assumptions:  average risk-free interest of 3.52%; dividend yield of 0%; average volatility factor of the expected market price of the Company’s common stock of 121%; and a term of 5 years.

HEALTH SCIENCES GROUP, INC. AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

YEARS ENDED DECEMBER 31, 2004 AND 2003

NOTE 16 – STOCKHOLDERS’ EQUITY (CONTINUED)

Convertible Preferred Stock, Continued

Private Placement – Series B Convertible Preferred Stock, Continued

The warrants issued to all preferred shareholders and consultants require the Company to settle the contracts by the delivery of registered shares.  A registration statement is currently being drafted and as has not been filed with the Securities and Exchange Commission.  However, from the date of issuance, the Company did not have an effective registration statement related to the shares that could be issued should the warrant holders exercise the warrants.  As the contracts must be settled by the delivery of registered shares and the delivery of the registered shares are not controlled by the Company, pursuant to EITF 00-19, “Accounting for Derivative Financial Instruments Indexed to, and Potentially Settled in, a Company’s Own Stock”, the net value of the warrants at the date of issuance was recorded as a warrant liability on the balance sheet and the approximate $187,000 decrease in fair value from the date of issuance to December 31, 2004 has been included in other (expense) income.

Common Stock

Securities Sold

In February and March 2003, the Company entered into Securities Purchase Agreements providing for the sale of 224,546 units, comprised of 224,546 shares of the Company’s common stock and 224,546 common stock purchase warrants at $0.55 per unit.  The shares are restricted pursuant to Rule 144 of the Securities Act of 1933.  Each warrant entitles the holder to purchase one share of common stock at an exercise price of $1.00.  The warrants expire three years from the date of grant.  Proceeds from the sale of shares and warrants totaled $123,500.

During the second quarter of 2003, the Company entered into Security Purchase Agreements providing for the sale of 194,551 units comprised of 194,551 shares of the Company’s common stock and 194,551 common stock purchase warrants at an average price of $1.06 per unit.  The shares are restricted pursuant to Rule 144 of the Securities Act of 1933.  Each warrant entitles the holder to purchase one share of common stock at an average exercise price of $1.23. The warrants expire three years from the date of grant.  Net proceeds from the sale of shares and warrants totaled $158,800.

In July 2003, the Company entered into Security Purchase Agreements providing for the sale of 58,823 units comprised of 58,823 shares of the Company’s common stock and 58,823 common stock purchase warrants at $0.85 per unit.  The shares are restricted pursuant to Rule 144 of the Securities Act of 1933.  Each warrants entitles the holder to purchase one share of common stock at an exercise price of $1.25.  The warrants expire three years from the date of grant.  Net proceeds from the sale of shares and warrants totaled $50,000.

In September 2004, the Company entered into a Securities Purchase Agreement providing for the sale of 294,118 shares of common stock at a purchase price of $0.85 per share.  For each share purchased, the buyer also received one warrant.  Each warrant entitles the holder to purchase one share of common stock at an exercise price of $1.10 within five years from the date of grant.  This private placement was offered and sold only to accredited investors. All shares and warrants related to this transaction are restricted under Rule 144 and exempt from the registration provisions pursuant to the Securities Act of 1933.  This financing also includes a “Green Shoe” provision entitling the investors to purchase up to an additional $250,000 of common stock and attached warrant on the same terms for a period one hundred and twenty days following the effective date of closing.

In connection with the September 2004 Security Purchase Agreement, the Company has restated the per warrant exercise price from $1.25 to $1.10 for all 588,235 warrants previously issued and held by the convertible debenture holders that participated in this offering.  Per SFAS No. 123 “Accounting for Stock-Based Compensation” the Company effectively repurchased the original warrant and concurrently issued a new warrant under the terms of the original agreement. The Company calculated the difference in value of the new warrant versus the value of the original warrant on the transaction date using the Black-Scholes model and recognized the difference of approximately $7,000 as debenture obligation with an equal discount that will be amortized over the remaining life of the instrument.

HEALTH SCIENCES GROUP, INC. AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

YEARS ENDED DECEMBER 31, 2004 AND 2003

NOTE 16 – STOCKHOLDERS’ EQUITY (CONTINUED)

Common Stock, Continued

Securities Sold, Continued

The Company is obligated to file with the Securities and Exchange Commission (SEC) a registration statement registering for resale the shares granted and those shares underlying the warrants issued within forty-five days of the transaction’s closing date. In addition, the Company is obligated to use its reasonable best efforts to cause such registration statement to be declared effective within 120 days after the closing date. Failure to adhere to each of the filing requirements the Company will incur penalties of two percent, 2%, of the purchase price.  As the registration statement has not been filed and pursuant to EITF 00-19, “Accounting for Derivative Financial Instruments Indexed to, and Potentially Settled in, a Company’s Own Stock”, approximately $142,000 has been recorded as warrant liability until the Company obtains an effective registration statement.  Upon the completion of the registration statement, the net value of the shares shall be recorded as additional paid-in capital.

Stock Issuances to Professionals

In February 2003, the Company issued 8,761 shares of common stock to a business development firm for services.  The value of the shares totaled approximately $5,300 at the date of issuance and was determined based on the fair market value of the Company’s common stock at the date of issuance.

In February 2003, the Company issued 162,201 shares of common stock to an attorney for services, of which 153,632 shares are restricted pursuant to Rule 144 of the Securities Act of 1933.  The value of the shares totaled approximately $91,000, determined based on the fair market value of the Company’s common stock at the date of issuance.  Of this amount, approximately $56,000 is capitalized as loan costs and the remainder of approximately $35,000 has been expensed.

In March 2003, the Company entered into an agreement with an investor relations firm to provide services through September 11, 2003.  The Company issued 90,000 shares of the restricted common stock to the consultant as consideration for the services to be provided.  The value of the shares issued totaled approximately $66,000 at the date of issuance and was determined based on the fair market value of the Company’s common stock at the date of issuance.  The value of the shares is included in selling, general and administrative expenses.

In June 2003, the Company issued 12,041 shares of common stock to two business development firms for services.  The shares are restricted pursuant to Rule 144 of the Securities Act of 1933.  The value of the shares totaled approximately $7,000 at the date of issuance, was determined based on the fair market value of the Company’s common stock at the date of issuance and is included in selling, general and administrative expenses.

In July 2003, the Company issued 10,000 shares of common stock to a business development firm for services.  The shares are restricted pursuant to Rule 144 of the Securities Act of 1933.  The value of the shares totaled approximately $11,000 at the date of issuance and was determined based on the fair market value of the Company’s common stock at the date of issuance.

In September 2003, the Company issued 501,200 shares of common stock to an attorney and a business development and financing firm for services.  The shares are restricted pursuant to Rule 144 of the Securities Act of 1933.  The value of the shares totaled approximately $451,000 at the date of issuance and was determined based on the fair market value of the Company’s common stock at the date of issuance.  Of this amount, approximately $95,000 was expensed for the year ended December 31, 2003 and approximately $356,000 is included in prepaid compensation expense as this relates to business development and financing services to be provided through August 2006.

In October 2003, the Company issued 58,822 shares of its common stock to two law firms for services provided to the Company.   Restricted shares totaled 29,411 pursuant to Rule 144 of the Securities Act of 1933.  The remainder of 29,411 was issued as free trading shares.  The value of the shares totaled approximately $68,000 at the date of issuance and was determined based on the fair market value of the Company’s common stock at the date of issuance.

In October 2003, the Company issued 12,000 shares of its common stock to a business development firm for services.  The shares are restricted pursuant to Rule 144 of the Securities Act of 1933.  The value of the shares totaled approximately $12,000 and was determined based on the closing price of the Company’s common stock at the date of issuance.

HEALTH SCIENCES GROUP, INC. AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

YEARS ENDED DECEMBER 31, 2004 AND 2003

NOTE 16 – STOCKHOLDERS’ EQUITY (CONTINUED)

Common Stock, Continued

Stock Issuances to Professionals, Continued

In November 2003, the Company issued 15,000 shares of its common stock to a business development consultant for services.  The value of the shares totaled approximately $23,000 and was determined based on the closing price of the Company’s common stock at the date of issuance.  Of this amount, approximately $8,000 was expensed in the year ended December 31, 2003 and approximately $15,000 is included in prepaid compensation expense as this relates to business development services to be provided in 2004.

In December 2003, the Company issued 750 shares of its common stock to Company office support staff for services.  The value of the shares totaled approximately $1,100 at the date of issuance and was determined based on the closing price of the Company’s common stock at the date of issuance.

In December 2003, the Company issued 50,000 shares of its common stock to a law corporation for legal services provided to the Company.  The value of the shares totaled approximately $69,000 on the date of issuance and was determined based on the fair value of the company’s common stock at the date of issuance.

In February 2004, the Company entered into an agreement with a media services firm to provide broadcast services for a period of three months.  The Company issued 30,000 shares of restricted common stock to the consultant as consideration.  The value of the shares issued totaled approximately $37,500 and was determined based on the fair market value of the Company’s common stock at the date of issuance.

In March 2004, the Company issued 100,000 shares of unregistered common stock to a business development company for services to be performed through March 2005 relating to technology transfer opportunities.  These shares vest monthly in arrears. The value of the shares totaled approximately $125,000 and was determined based on the fair market value of the Company’s common stock at the date of issuance.

In April 2004, the Company issued 31,275 shares of restricted common stock to a financial consulting firm in lieu of cash. The value of the shares issued totaled approximately $37,200 and was determined based on the fair market value of the Company’s common stock at the date of issuance.

In May 2004, the Company entered into an agreement with a financial consulting and marketing firm to provide services through November 2004 for consideration totaling 15,000 shares of common stock.  Upon execution of the agreement the Company issued 5,000 of the 15,000 agreed upon shares, totaling approximately $4,700, with subsequent 5,000 share distributions to be delivered in July and September 2004.  The value of the shares is determined and recorded at the fair market value of the Company’s common stock at the date of issuance.

In June 2004, the Company entered into an agreement with a business development consultant to provide investor relationship services for a period of six months.  The Company issued 37,100 shares of common stock to the consultant as consideration.  The value of the shares issued totaled approximately $29,700 and was determined based on the fair market value of the Company’s common stock at the date of issuance.

In August 2004, the Company satisfied an obligation due a legal services firm by issuing 134,400 shares of common stock as consideration.  The value of the shares issued totaled approximately $78,000 and was determined based on the fair market value of the Company’s common stock at the date of issuance.

In September 2004, the Company extended an existing agreement with a business development company to provide services from September 2004 to March 2005.  The Company issued 25,000 shares of common stock to the firm as consideration.  The value of the shares issued totaled approximately $15,000 and was determined based on the fair market value of the Company’s common stock at the date of issuance.

In September 2004, the Company entered into an agreement with a business development company to provide services for a period of one month.  The Company issued 5,700 shares of common stock to the firm as consideration.  The value of the shares issued totaled approximately $4,700 and was determined based on the fair market value of the Company’s common stock at the date of issuance.

HEALTH SCIENCES GROUP, INC. AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

YEARS ENDED DECEMBER 31, 2004 AND 2003

NOTE 16 – STOCKHOLDERS’ EQUITY (CONTINUED)

Common Stock, Continued

Stock Issuances to Professionals, Continued

In September 2004, the Company extended an existing agreement with a business development consultant to provide services from December 2004 to June 2005.  The Company issued 46,300 shares of common stock to the consultant as consideration.  The value of the shares issued totaled approximately $40,700 and was determined based on the fair market value of the Company’s common stock at the date of issuance.

In September 2004, the Company satisfied an obligation due a financial consulting and marketing firm to provide services from May 2004 to November 2004.  The Company issued 15,000 shares of common stock to the firm as consideration. Of those shares, 10,000 were attributable to the original contract and 5,000 were for additional services provided outside the scope of the original agreement.  The value of the shares issued totaled approximately $13,200 and was determined based on the fair market value of the Company’s common stock at the date of issuance.

In October 2004, the Company extended an existing agreement with a business development consultant to provide services from November 2004 to October 2005.  The Company issued 294,118 shares of common stock to the consultant as consideration.  The value of the shares issued totaled approximately $150,000 and was determined based on the fair market value of the Company’s common stock at the date of issuance.

In November 2004, the Company issued a business development consultant 50,000 shares of common stock as consideration for services provided.  The value of the shares issued totaled approximately $40,500 and was determined based on the fair market value of the Company’s common stock at the date of issuance.

In November 2004, the Company satisfied an obligation due a legal services firm by issuing 34,893 shares of common stock as consideration.  The value of the shares issued totaled approximately $22,000 and was determined based on the fair market value of the Company’s common stock at the date of issuance.

In November 2004, the Company satisfied an obligation due a legal services firm by issuing 83,334 shares of common stock as consideration.  The value of the shares issued totaled approximately $52,000 and was determined based on the fair market value of the Company’s common stock at the date of issuance.

In December 2004, the Company issued a business development consultant 50,000 shares of common stock as consideration for services provided.  The value of the shares issued totaled approximately $40,000 and was determined based on the fair market value of the Company’s common stock at the date of issuance.

Conversion of Notes Payable

In March 2003, the Company issued 40,000 shares of common stock in exchange for a note payable due an individual totaling $25,200 including interest expense totaling $3,000.  The shares are restricted pursuant to Rule 144 of the Securities Act of 1933.  The value of the shares was determined based on the fair market value of the Company’s common stock at the date of issuance.

Stock Issuances to Officers

In October 2003, the Company issued 300,000 shares of its common stock to Messrs. Tannous and Glaser as compensation and benefits earned.  The value of the shares totaled $300,000 based on the Company’s fair value at the date of issuance.  The shares are restricted pursuant to Rule 144 of the Securities Act of 1933.

In September 2004, the Company issued 10,000 shares of common stock to an officer as consideration for a short-term loan.  The value of the shares issued totaled approximately $6,000 and was determined based on the fair market value of the Company’s common stock at the date of issuance.

In November 2004, the Company issued 25,000 shares of common stock to an officer as consideration for a short-term loan.  The value of the shares issued totaled approximately $17,000 and was determined based on the fair market value of the Company’s common stock at the date of issuance.

HEALTH SCIENCES GROUP, INC. AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

YEARS ENDED DECEMBER 31, 2004 AND 2003

NOTE 16 – STOCKHOLDERS’ EQUITY (CONTINUED)

Common Stock, Continued

Stock Issuances to Purchase Subsidiaries

Polymann Technologies, Inc.

In October 2004, the Company acquired Polymann Technologies, Inc. (PTI), a wholly-owned subsidiary of UTEK Corporation in a tax-free stock-for-stock exchange.  PTI holds a license to a patented technology known as Low Molecular Weight Polymannuronate (“Polymann”).  The Company issued 1,160,000 unregistered shares of its common stock valued at $812,000, based on the fair market value of the Company’s common stock at the date of issuance, to UTEK Corporation in exchange for 100% of the issued and outstanding shares of capital stock of PTI.  The shares issued in the exchange are restricted and may only be resold pursuant to the requirements of the Securities Act of 1933.  The amount of consideration was determined by arms-length negotiations between the parties and the exchange was consummated in accordance with applicable law.

Apple Peel Technologies, Inc.

In November 2004, the Company acquired Apple Peel Technologies, Inc. (APTI), a wholly-owned subsidiary of UTEK Corporation in a tax-free stock-for-stock exchange.  APTI holds a license to a patented technology known as Apple Peel Powder.  The Company issued 1,200,000 unregistered shares of its common stock valued at $792,000, based on the fair market value of the Company’s common stock at the date of issuance, to UTEK Corporation in exchange for 100% of the issued and outstanding shares of capital stock of APTI.  The shares issued in the exchange are restricted and may only be resold pursuant to the requirements of the Securities Act of 1933.  The amount of consideration was determined by arms-length negotiations between the parties and the exchange was consummated in accordance with applicable law.

Equity Line

In September 2004, the Company entered into a Equity Line Purchase Agreement, valid for three years, with an accredited investor pursuant one or more of the exemptions from the registration requirements and rules of the Securities Act of 1933, whereby the Company may issue and sell to the investor shares of common stock for an aggregate purchase price of up to five million dollars.

Upon execution of the agreement the Company issued the investor a commitment fee of 572,000 shares of common stock and granted 672,000 stock purchase warrants.  The value of the shares issued totaled approximately $514,800 and was determined based on the fair market value of the Company’s common stock at the date of issuance. Each warrant enables the investor to purchase one share of common stock at $1.10 per share, and expires five years from the transaction date. In addition, on the date the Company’s issues its first put with the investor, the Company will pay the investor a one time consulting fee of 250,000 shares of common stock, plus $5,000 of fixed legal expenses and a five percent transaction fee on the value of the put placement. For each subsequent closing date only the five percent transaction fee will be required.

HEALTH SCIENCES GROUP, INC. AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

YEARS ENDED DECEMBER 31, 2004 AND 2003

NOTE 16 – STOCKHOLDERS’ EQUITY (CONTINUED)

Common Stock, Continued

Equity Line, Continued

The Company is obligated to file with the Securities and Exchange Commission (SEC) a registration statement registering for resale the shares granted and those shares underlying the warrants issued within forty-five days of the transaction’s closing date. In addition, the Company is obligated to use its reasonable best efforts to cause such registration statement to be declared effective within 120 days after the closing date. Prior to each filing date, the Company shall prepare and file with the SEC a registration statement covering the sale of all registrable securities for an offering to be made on a continuous basis pursuant to Rule 415 of the Securities Act of 1933.

As the registration statement has not been filed and pursuant to EITF 00-19, “Accounting for Derivative Financial Instruments Indexed to, and Potentially Settled in, a Company’s Own Stock”, approximately $532,000 has been recorded as warrant liability until the Company obtains an effective registration statement.  Upon the completion of the registration statement, the net value of the shares shall be recorded as additional paid-in capital.

Option and Warrant Exercises

In November 2003, the Company issued 14,286 shares of common stock to an individual upon the exercise of stock options with an exercise price of $0.60 per share.  Proceeds to the Company from the warrant exercise totaled approximately $9,000.

In December 2003, the Company issued 112,000 shares of common stock to an individual upon the exercise of stock options with an exercise price of $1.21 per share.  Proceeds to the Company from the warrant exercise totaled approximately $136,000.

In February 2004, the Company issued an aggregate total of 102,083 shares of common stock to an individual upon the exercise of a stock purchase warrant.  One half of the warrant was exercised on a cashless basis resulting in 39,583 shares being issued while the balance of 62,500 shares were purchased resulting in proceeds to the Company in the amount of $34,375.

In March 2004, the Company issued an aggregate total of 305,555 shares of common stock to an individual upon the exercise of stock purchase warrants with the exercise price of $0.90 per share.  Proceeds to the Company from the warrant exercise totaled approximately $275,000.

In June 2004, an option holder exercised 500,000 options in two tranches. The first, on a cash basis at $0.85 per share and the Company received proceeds of $136,000. The second, on a cash-less basis at $0.50 per share and the Company issued 140,000 shares based upon the fair market value of the Company’s common stock at the date of issuance for an aggregate total issuance of 300,000 shares.

In December 2004, the Company issued 166,667 shares of common stock to an individual upon the exercise of stock options with an exercise price of $0.60 per share.  Proceeds to the Company from the warrant exercise totaled approximately $100,000.

In December 2004, the Company issued 300,000 shares of common stock to an individual upon the exercise of stock options with an exercise price of $0.50 per share.  Proceeds to the Company from the warrant exercise totaled approximately $150,000.

HEALTH SCIENCES GROUP, INC. AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

YEARS ENDED DECEMBER 31, 2004 AND 2003

NOTE 16 – STOCKHOLDERS’ EQUITY (CONTINUED)

Common Stock, Continued

Stock Issuances to Employees

In January 2003, the Company issued 19,250 shares of its common stock to two employees as compensation.  Of the total amount of shares issued, 6,250 shares are restricted pursuant to Rule 144 of the Securities Act of 1933.  The value of the shares totaled approximately $14,000 and was determined based on the fair market value of the Company’s common stock at the date of issuance.

In February 2003, an employee exercised options and the Company issued 132,507 shares of its common stock to the employee for services performed in 2003. The value of shares totaled approximately $113,000 and was determined based on the fair market value of the Company’s stock at the date of issuance.  In September 2003, the employee returned 50,000 shares of common stock to the Company.  The shares, which were valued at $52,500, are placed in treasury.  The treasury shares were valued based on the fair market value of the Company’s common stock at the date of the return.  The remainder, of approximately $60,500, is included in selling, general and administrative expenses for the year ended December 31, 2003.

In October 2003, the Company issued 131,852 shares of its common stock to two employees for services provided.  The value of the shares totaled approximately $129,000, which was determined based on the fair value of the Company’s common stock at the date of issuance.   The shares are restricted pursuant to Rule 144 of the Securities Act of 1933.

In December 2003, the Company issued 35,000 shares of its common stock to an employee for services.  The value of the shares totaled $49,000, which was the determined based on the fair value of the Company’s common stock at the date of issuance.

In April 2004, the Company issued 3,000 shares of restricted common stock to an employee for services provided.  The value of the shares issued totaled approximately $3,750 and was determined based on the fair market value of the Company’s common stock at the date of issuance.

In September 2004, the Company issued 5,000 shares of common stock to an employee as a bonus.  The value of the shares issued totaled approximately $4,500 and was determined based on the fair market value of the Company’s common stock at the date of issuance.

Convertible Debentures

In November 2003, the Company issued 100,000 shares of common stock to debenture holders upon a conversion request.

In January 2004, the Company issued 100,000 shares of common stock to debenture holders upon a conversion request.

In March 2004, the Company issued 65,455 shares of common stock to its debenture holders as payment, in lieu of cash, for interest accrued on the unconverted portion of the debenture.  The shares were valued at approximately $85,000 based on the fair market value of the Company’s common stock on the date the interest was due.

In May 2004, the Company issued 70,588 shares of common stock to its debenture holders as a payment, in lieu of cash, for interest accrued on the unconverted portion of the debenture. The shares were valued at approximately $77,700 based on the fair market value of the Company’s common stock on the date the interest was due.

 HEALTH SCIENCES GROUP, INC. AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

YEARS ENDED DECEMBER 31, 2004 AND 2003

NOTE 16 – STOCKHOLDERS’ EQUITY (CONTINUED)

Common Stock, Continued

Options Granted to Employees

In May 2004, the Company issued a stock option for 500,000 shares of common stock to each of its two officers.  Each option entitles the holder to purchase one share of common stock at an exercise price of $0.85 per share.  The warrants are 100% vested at the time of issuance and expire in May 2014.  As the exercise price of the options equaled the market value on the date of grant, no expense was recognized.

In July 2004, the Company granted stock options to three employees for 100,000 shares of common stock each. Each option entitles the holder to purchase one share of common stock at an exercise price of $0.75 per share.  The options expire in July 2014 and vest between one and two years. The estimated value of the options approximated $215,000 at the date of issuance.

In September 2004, the Company issued a stock option for 500,000 shares of common stock to each of its two officers.  Each option entitles the holder to purchase one share of common stock at an exercise price of $0.55 per share.  The warrants are 100% vested at the time of issuance and expire in September 2014.  As the exercise price of the options equaled the market value on the date of grant, no expense was recognized.

In September 2004, the Company granted stock options to two employees for 100,000 shares of common stock each. Each option entitles the holder to purchase one share of common stock at an exercise price of $0.55 per share. The options expire in September 2014 and vest between one and two years. The estimated value of the options approximated $105,000 at the date of issuance.

In October 2004, the Company granted stock options to two officers for 150,000 shares of common stock each. Each option entitles the holder to purchase one share of common stock at an exercise price of $0.00 per share. The options expire in October 2014 and are immediately vested. The estimated value of the options approximated $222,000 at the date of issuance.

Share Cancellations

In December 2003, the Company repurchased and retired 5,507 shares of its common stock for approximately $5,000.

In April 2004, an agreement between the Company, as the buyer, and the holders, as the seller, canceled approximately 441,400 shares of common stock based upon performance criteria related to the 2003 QBI acquisition.  As there was no goodwill related to the acquisition, nor remaining step up in fair value of assets acquired on the books of QBI, the return of shares adjusted the original purchase price in a manner similar to recording an excess of assets acquired over acquisition price.  In accordance with SFAS No. 141, “Business Combinations,” paragraph 44, which states that when the sum of the amounts assigned to assets acquired and liabilities assumed exceeds the cost of the acquired entity the excess shall be allocated pro-rata to certain non-current assets.  The company recognized a reduction of paid-in-capital of approximately $370,800 and reduced the original purchase price investment in QBI.  QBI therefore reduced the fixed assets of QBI by the value of the returned shares.

In April 2004, an agreement between the Company, as the employer, and the holder, as the employee, canceled approximately 44,000 shares of common stock based upon performance criteria.  The Company recognized a reduction of paid-in-capital of approximately $37,400 based upon the fair market value of the Company’s common stock on the date of issuance.

In May 2004, an advisor to the Company canceled 30,000 shares of previously issued common stock. The Company recognized a reduction of paid-in-capital of $32,700 based upon the fair market value of the Company’s common stock on the date of cancellation.

In November 2004, an agreement between the Company, as the employer, and the holder, as the employee, canceled approximately 6,000 shares of common stock based upon performance criteria.  The Company recognized a reduction of paid-in-capital of approximately $5,000 based upon the fair market value of the Company’s common stock on the date of issuance.

HEALTH SCIENCES GROUP, INC. AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

YEARS ENDED DECEMBER 31, 2004 AND 2003

NOTE 16 – STOCKHOLDERS’ EQUITY (CONTINUED)

Common Stock, Continued

Options and Warrants Issued to Professionals

In January 2003, the Company entered into an agreement with a financial relations firm to provide services through July 2003.  The agreement grants the consultant options to purchase 125,000 shares of the Company’s common stock at an exercise price of $0.55 per share.  The options vest equally over a six month period and expire three years from the date of grant.  The estimated value of the options totaled approximately $54,000 and is included in selling, general and administrative expenses.  The value of the options was estimated using the Black-Scholes option pricing model with the following assumptions:  average risk-free interest of 2.00%; dividend yield of 0%; volatility factor of the expected market price of the Company’s common stock of 140%; and a term of 3 years.

In February 2003, the Company issued 30,000 stock purchase warrants to a consultant for services relating to XCEL’s line of credit (Note 9).  Each warrant entitles the holder to purchase one share of common stock at an exercise price of $0.95.  The warrants expire February 2008.  The estimated value of the warrants totaled approximately $24,000 at the date of issuance.  The value of the warrants was estimated using the Black-Scholes option pricing model with the following assumptions:  average risk-free interest of 2.75%; dividend yield of 0%; volatility factor of the expected market price of the Company’s common stock of 142%; and a term of 5 years.

In May 2003, the Company entered into an agreement with a business development firm to provide services through May 2004.  The Company issued options to purchase 25,000 shares of the Company’s common stock at an exercise price of $1.25 per share.  The options vested on the date of issuance and expire three years from the date of grant.  The estimated value of the options total approximately $22,000.  Of this amount, approximately $14,000 was expensed in the year ended December 31, 2003 and approximately $8,000 is included in prepaid compensation expense as this relates to services to be provided in 2004.  The value of the options was estimated using the Black-Scholes option pricing model with the following assumptions:  average risk-free interest of 1.93%; dividend yield of 0%; volatility factor of the expected market price of the Company’s common stock of 136%; and a term of 3 years.

In May 2003, the Company entered into an agreement with a financial advisory and investment banking firm to provide services through May 2004.  Pursuant to the agreement, the Company issued stock purchase warrants to purchase 125,000 shares of the Company’s common stock at an exercise price of $0.001 per share.  The warrants vested in May 2003 and expire five years from the date of grant.  The estimated value of the warrants total approximately $122,000.  Further, the Company issued additional stock purchase warrants to purchase 58,400 shares of the Company’s common stock at an exercise price of $0.001 per share.  The value of the warrants totaled approximately $59,000.  The value of the warrants was estimated using the Black-Scholes option pricing model with the following assumptions:  average risk-free interest of 2.58%; dividend yield of 0%; volatility factor of the expected market price of the Company’s common stock of 160%; and a term of 5 years.    In December 2003, the Company terminated its agreement with the firm.

In June 2003, the Company entered into an agreement with a business development firm to provide services through August 2003.  Pursuant to the agreement, the Company issued stock purchase warrants to purchase 50,000 shares of the Company’s common stock at an exercise price of $1.00 per share.  The warrants vest equally over a three month period and expire three years from the date of grant.  The estimated value of the warrants total approximately $30,000 and is included in selling, general and administrative expenses for the year ended December 31, 2003.  The value of the warrants was estimated using the Black-Scholes option pricing model with the following assumptions:  average risk-free interest of 1.58%; dividend yield of 0%; volatility factor of the expected market price of the Company’s common stock of 135%; and a term of 3 years.

In October 2003, the Company issued stock purchase warrants to an attorney for legal services to purchase 150,000 shares of its common stock at an exercise price of $1.21 per share in consideration of services provided to the Company.  The estimated value of the options totaled approximately $176,000 at the date of grant and is included in selling, general and administrative expenses for the year ended December 31, 2003.  The value of the options was estimated using the Black-Scholes option pricing model with the following assumptions:  risk-free interest of 3.17%; dividend yield of 0%; volatility factor of the expected market price of the Company’s common stock of 131%; and a term of 10 years.  In December 2003, a portion of the warrants were exercised and, as a result, the Company issued 112,000 shares of its common stock, which generated net proceeds to the Company totaling approximately $136,000.

HEALTH SCIENCES GROUP, INC. AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

YEARS ENDED DECEMBER 31, 2004 AND 2003

NOTE 16 – STOCKHOLDERS’ EQUITY (CONTINUED)

Common Stock, Continued

Options and Warrants Issued to Professionals, Continued

In October 2003, the Company issued stock purchase warrants to a business development, acquisition and strategic planning consultant to purchase 500,000 shares of the its common stock at an exercise price of $1.25 in consideration for services provided to the Company.  The estimated value of the options totaled approximately $471,000 at the date of grant and is included in selling, general and administrative expenses for the year ended December 31, 2003.  The value of the options was estimated using the Black-Scholes option pricing model with the following assumptions:  risk-free interest of 2.36%; dividend yield of 0%; volatility factor of the expected market price of the Company’s common stock of 131%; and a term of 3 years.

In November 2003, the Company issued stock purchase warrants to a financial public relations firm to purchase 144,000 shares of the its common stock at an exercise price of $1.00 in consideration for services provided to the Company through October 31, 2004.  The estimated value of the options totaled approximately $153,000 at the date of grant.  Of this amount, approximately $17,000 was expensed in the year ended December 31, 2003 and approximately $136,000 is included in prepaid compensation expense as this relates to services to be provided in 2004.  The value of the options was estimated using the Black-Scholes option pricing model with the following assumptions:  risk-free interest of 1.35%; dividend yield of 0%; volatility factor of the expected market price of the Company’s common stock of 131%; and a term of 3 years.

In June 2004, the Company entered into a consulting agreement with a business development company for two options to purchase, in aggregate, 500,000 shares of common stock for services rendered through September 2004. The options were issued in two tranches. The first granted the holder an option to purchase 160,000 shares of common stock at an exercise price of $0.85 per share. The second granted the holder an option to purchase 340,000 shares of common stock at an exercise price of $0.50 per share. The value of the options on the date of grant, as determined by Black-Scholes, totaled approximately $77,000.

In September 2004, the Company granted 200,000 shares of common stock options to a provider of legal services. Each option entitles the holder to purchase one share of common stock at an exercise price of $0.55 per share. Half of the options vest immediately while the remainder vests in February 2005. The estimated value of the option was approximately $105,000 at the date of issuance.

In November 2004, the Company issued stock purchase warrants to an attorney for legal services to purchase 300,000 shares of its common stock at an exercise price of $0.65 per share in consideration of services provided to the Company.  The estimated value of the options totaled approximately $173,000 at the date of grant and is included in selling, general and administrative expenses for the year ended December 31, 2004.  The value of the options was estimated using the Black-Scholes option pricing model with the following assumptions:  risk-free interest of 4.14%; dividend yield of 0%; volatility factor of the expected market price of the Company’s common stock of 124%; and a term of 10 years.

In November 2004, the Company issued stock purchase warrants to an attorney for legal services to purchase 250,000 shares of its common stock at an exercise price of $0.60 per share in consideration of services provided to the Company.  The estimated value of the options totaled approximately $144,000 at the date of grant and is included in selling, general and administrative expenses for the year ended December 31, 2004.  The value of the options was estimated using the Black-Scholes option pricing model with the following assumptions:  risk-free interest of 4.14%; dividend yield of 0%; volatility factor of the expected market price of the Company’s common stock of 124%; and a term of 10 years.

In November 2004, the Company issued stock purchase warrants to an attorney for legal services to purchase 50,000 shares of its common stock at an exercise price of $1.00 per share in consideration of services provided to the Company.  The estimated value of the options totaled approximately $28,000 at the date of grant and is included in selling, general and administrative expenses for the year ended December 31, 2004.  The value of the options was estimated using the Black-Scholes option pricing model with the following assumptions:  risk-free interest of 4.14%; dividend yield of 0%; volatility factor of the expected market price of the Company’s common stock of 124%; and a term of 10 years.

HEALTH SCIENCES GROUP, INC. AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

YEARS ENDED DECEMBER 31, 2004 AND 2003

NOTE 16 – STOCKHOLDERS’ EQUITY (CONTINUED)

Common Stock, Continued

Options and Warrants Issued to Professionals, Continued

In November 2004, the Company issued stock purchase warrants to a business development firm for services to purchase 300,000 shares of its common stock at an exercise price of $0.50 per share in consideration of services provided to the Company.  The estimated value of the options totaled approximately $173,000 at the date of grant and is included in selling, general and administrative expenses for the year ended December 31, 2004.  The value of the options was estimated using the Black-Scholes option pricing model with the following assumptions:  risk-free interest of 4.14%; dividend yield of 0%; volatility factor of the expected market price of the Company’s common stock of 124%; and a term of 10 years.

In December 2004, the Company issued stock purchase warrants to a business development firm for services to purchase 400,000 shares of its common stock at an exercise price of $0.75 per share in consideration of services provided to the Company.  The estimated value of the options totaled approximately $267,000 at the date of grant and is included in selling, general and administrative expenses for the year ended December 31, 2004.  The value of the options was estimated using the Black-Scholes option pricing model with the following assumptions:  risk-free interest of 4.18%; dividend yield of 0%; volatility factor of the expected market price of the Company’s common stock of 123%; and a term of 10 years.

The number and weighted average exercise prices of the options and warrants issued to consultants are as follows:

December 31, 2004

December 31, 2003

Average

Average

Exercise

Exercise

Number

Price

Number

Price

Outstanding at beginning of the year

7,397,578

$

1.07

949,040

$

1.30

Granted during the year

4,663,192

1.03

6,758,224

1.01

Exercised during the year

1,397,222

0.51

126,286

1.14

Terminated during the year

       1,274,027

    1.52

183,400

  –

Exercisable at end of the year

9,299,521

1.18

7,217,578

1.07

Outstanding at end of the year

9,389,521

1.07

7,397,578

1.07

Options and Warrants Issued to Professionals

The following table summarizes information on stock options and warrants outstanding and exercisable issued to consultants at December 31, 2004:

Weighted-

Weighted-

Weighted-

Range of

Remaining

Average

Average

Average

Exercise

Number

Contractual

Fair

Exercise

Prices

Outstanding

Life (Years)

Value

Price

$0 to $1

2,878,689

6.4

$

0.92

$

0.79

1 to 2

6,420,832

4.3

0.80

1.17

HEALTH SCIENCES GROUP, INC. AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

YEARS ENDED DECEMBER 31, 2004 AND 2003

NOTE 16 – STOCKHOLDERS’ EQUITY (CONTINUED)

Common Stock, Continued

Options and Warrants Issued to Professionals, Continued

The following table summarizes information on stock options and warrants outstanding and exercisable issued to consultants at December 31, 2003:

Weighted-

Weighted-

Weighted-

Range of

Remaining

Average

Average

Average

Exercise

Number

Contractual

Fair

Exercise

Prices

Outstanding

Life (Years)

Value

Price

$0 to $1

2,742,578

3.2

$

1.05

$

0.83

1 to 2

4,375,000

4.6

0.92

1.15

2 to 3

–

–

–

–

3 to 4

50,000

0.3

3.03

3.86

4 to 5

50,000

0.3

3.01

4.63

NOTE 17 – INCOME TAXES

For federal income tax return purposes, the Company has available net operating loss carry forwards of approximately $16,813,000, which expire through 2024 and are available to offset future income tax liabilities.

Deferred income taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes.  Significant components of the Company’s deferred tax assets and liabilities at December 31, 2004 are as follows:

Deferred tax asset –

  net operating loss carry forwards

$

6,725,000

Deferred tax liabilities –

  intangible assets

(2,052,000)

Net deferred assets before valuation allowance

4,673,000

Valuation allowance

(4,673,000)

 Net deferred tax asset

$

              –

The reconciliation of the effective income tax rate to the Federal statutory rate is as follows:

December 31,

December 31,

2004

2003

Federal and state income tax rate

(34.0%)

(34.0%)

State income taxes, net federal benefit

  (6.0%)

  (6.0%)

Total expected provision

(40.0%)

(40.0%)

Permanent differences (discounts associated with warrants

  and beneficial conversion feature amortization and

  change in fair value of  warrant liability)

0.0%

9.6%

Loss for which no benefit is available

40.0%

30.4%

Effective income tax rate

  0.0%

  0.0%

HEALTH SCIENCES GROUP, INC. AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

YEARS ENDED DECEMBER 31, 2004 AND 2003

NOTE 18 – COMMITMENTS AND CONTINGENCIES

Leases

The Company leases its office and warehouse facilities under variable lease agreements, of which no agreement extends greater than one year.  Rental expense under Company’s rental the operating leases totaled $122,000 and $83,000 for the years ended December 31, 2004 and 2003, respectively.

Employment Agreements

In December 2001, XCEL and BSI entered into employment agreements with 3 stockholders of the Company to pay an annual base salary of $125,000, $125,000 and $85,000 through December 2004.  The agreements include provisions for salary increases and stock options based on earnings growth the XCEL and BSI may achieve.  The agreements were terminated during 2003.  Under these agreements, salary expense totaled approximately $370,000 for the year ended December 31, 2003.

Effective January 1, 2002, the Company entered into employment agreements with its corporate officers/stockholders of the Company to pay an annual base salary of $190,000 plus a bonus based on key milestone’s the Company may achieve.  The agreements expire December 31, 2005.  In 2004, under the agreements, salary expense for the officers/stockholders totaled approximately $370,000.  In 2003, under the agreements, salary expense for the officers/stockholders totaled approximately $684,000, including 300,000 shares of the Company’s common stock valued at $300,000.

Notice of Federal Tax Lien

In September 2004, the Company received Form 668(y)(c) Notice of Federal Tax Lien from the Internal Revenue Service (IRS) giving notice that taxes (including penalties and interest) in the amount of $106,576 have been assessed against the Company for delinquent payroll taxes and that there is a lien in favor of the United States on all property and rights to property belonging to the Company for the amount due. As of December 31, 2004, the Company owes approximately $277,000 in delinquent payroll taxes. In February 2005, the Company remitted approximately $150,000 to the IRS to be applied to the balance due and the lien was released.  Management is currently working with the IRS to expeditiously resolve this matter.

Letter of Intent to Acquire Entity

In December 2004, the Company finalized a Letter of Intent to purchase Swiss Research, Inc., a privately-owned wellness product manufacturer.  Swiss Research’s products include weight and cholesterol management, arthritis and diabetes relief and immune support. This transaction is expected to close in the second quarter of 2005.

Legal Proceedings

Fortress Systems, Inc.

QBI is a defendant in a suit seeking $400,000 in damages brought by Fortress Systems, Inc., (“FSI”) Bankruptcy Trustee.  The suit which is pending in the U.S. Bankruptcy Court in Omaha, Nebraska alleges that certain products sold by QBI did not meet specifications of FSI.  While the outcome of the litigation cannot be predicted at this time, the Company is seeking to offset the $400,000 claim against 400,000 shares of its common stock which were issued to the Sellers of QBI’s assets (Note 3).

Violation of stock purchase agreement

In June 2004, the Company filed suit against an individual for wrongfully selling restricted stock in violation of a stock purchase agreement, causing damages of not less than $900,000 plus attorney fees.  The individual denies liability and has asserted a counterclaim to recover his attorney fees. The parties are in the process of completing discovery. No trial date is set. The likelihood of an unfavorable outcome cannot be evaluated and the range or amount of potential loss is unknown at this time.

HEALTH SCIENCES GROUP, INC. AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

YEARS ENDED DECEMBER 31, 2004 AND 2003

NOTE 18 – COMMITMENTS AND CONTINGENCIES (CONTINUED)

Legal Proceedings, Continued

Claim of Wrongful Termination

In November 2004, an attorney for Jacob Engel, wrote a letter to the Company alleging that Health Sciences Group, Inc. failed to pay Mr. Engel his salary since January 1, 2004 at the rate of $150,000 per annum and wrongfully terminated his participation in the Company’s health insurance coverage leaving him uninsured for three months during which he incurred medical expenses which would have been covered and compelling his acceptance, with a reservation of rights of COBRA coverage for which he has been obliged to pay premiums since September 2004.  The letter stated that in the event cure is not fully effected by December 5, 2004, Mr. Engel will terminate his Employment Agreement for Good Reason pursuant to the Employment Agreement.  The letter further stated that unless the defaults are fully cured prior to December 5, 2004, in addition to all unpaid base salary since January 1, 2004 through the date of termination and the reimbursement of COBRA payments made by Mr. Engel, the Company will be obligated to pay Mr. Engel one year of his base salary and all accrued vacation pay and to restore Mr. Engel to coverage under the health insurance plan.  The letter further stated that in addition, Mr. Engel is entitled to have his rights in his stock options until December 5, 2005 and that Mr. Engel is owed $18,000 for legal expenses; has a claim for breach of the agreement between him and the Company by which he agreed to accept shares of the Company’s stock in lieu of $100,000 of his 2003 salary and has a claim for the automobile allowance of $350 per month which the Company agreed to provide him. There have been no further developments related to this matter through April 13, 2005.

The Company does not agree with the allegations made and is prepared to vigorously assert its position.

NOTE 19 – SEGMENT INFORMATION

The Company has three business units that have separate management and reporting infrastructures that offered different products and services.  The business units have been aggregated into three reportable segments:  Corporate, Pharmaceutical, and Research and Development.  The Corporate group is the holding company and oversees the operations of the other business units.  The Corporate group also arranges financing and strategic guidance for the entire organization.  The Pharmaceutical group provides in-home pharmaceutical products, primarily in Southern California.  The Research and Development group develops future and present products in the fields of drug delivery, vitamins and minerals, and cosmetic pharmaceuticals.

The accounting policies of the segments are the same as those described in the summary of significant accounting policies (Note 2).  The Company had no intersegment sales for the years ended December 31, 2004 and 2003.  The Company’s reportable segments are strategic business units that offer different products and services.  They are managed separately because each business requires different technology and marketing strategies.  The Company evaluates the performance of its operating segments based on income from operations, before income taxes, accounting changes, non-recurring items and interest income and expense.

Summarized financial information concerning the Company’s reportable segments is shown in the following table for the year ended December 31, 2004 (in thousands):

Research and

Discontinued

Corporate

Pharmaceutical

Development

Operations

Consolidated

Sales, net

$

–

$

3,190

$

67

$

–

$

3,257

Loss before income taxes

$

(4,257)

$

(1,449)

$

(1,187)

$

(3,549)

$

(10,442)

Deprec. and amort.

$

71

$

286

$

125

$

–

$

482

Interest expense, net

$

691

$

57

$

–

$

–

$

748

HEALTH SCIENCES GROUP, INC. AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

YEARS ENDED DECEMBER 31, 2004 AND 2003

NOTE 19 – SEGMENT INFORMATION (CONTINUED)

Summarized financial information concerning the Company’s reportable segments is shown in the following table for the year ended December 31, 2003 (in thousands):

Research and

Discontinued

Corporate

Pharmaceutical

Development

Operations

Consolidated

Sales, net

$

–

$

5,242

$

123

$

–

$

5,365

Loss before income taxes

$

(4,781)

$

(371)

$

(207)

$

(2,060)

$

(7,419)

Deprec. and amort.

$

213

$

255

$

73

$

–

$

541

Interest expense, net

$

795

$

89

$

–

$

–

$

844

NOTE 20 – SUBSEQUENT EVENTS

QBI Auction

In January 2005, the inventory and fixed assets of the Company’s subsidiary, Quality Botanical Ingredients, were sold at auction.  The net proceeds received, approximately $194,000, were applied to a line of credit balance due to La Salle Business Credit, LLC.

QBI Accounts Receivable Collection

From January 1 through February 28, 2005, an accounts receivable collection agency, working on behalf of La Salle Business Credit, LLC, collected approximately $114,000 of outstanding receivables of Quality Botanical Ingredients that were applied to a line of credit balance due to La Salle.

Conversion of Debentures

In February 2005, Cedar Crescent converted the remaining $245,000 of the original $300,000 note payable into 445,454 shares of the Company’s common stock.  No expense was recognized as all discounts have been amortized.

In March 2005, Castlerigg converted $100,000 of the original $500,000 note payable into 117,647 shares of the Company’s common stock.  As a result, approximately $9,000 of unamortized discount relating to the portion converted was expensed at the date of conversion and is included in interest expense.

Acquisition of Open Cell Biotechnologies, Inc.

In February 2005, the Company acquired Open Cell Biotechnologies, Inc. (OCBI), a wholly-owned subsidiary of UTEK Corporation in a tax-free stock-for-stock exchange.  The Company issued 822,845 unregistered shares of its common stock valued at approximately $955,000, based on the fair market value of the Company’s common stock at the date of issuance, to UTEK Corporation in exchange for 100% of the issued and outstanding shares of capital stock of OCBI.  The shares issued in the exchange are restricted and may only be resold pursuant to the requirements of the Securities Act of 1933.  The amount of consideration was determined by arms-length negotiations between the parties and the exchange was consummated in accordance with applicable law. Upon acquisition of OCBI the Company performed the significance test under Item 310 (c)(2)(iii) of Regulation S-B and determined the transaction to be immaterial.

At the time of acquisition OCBI had no employees, operations or liabilities. OCBI’s only assets include $200,000 in cash and an exclusive worldwide license to a patented technology known as Edible Sponges with zero book value.  The Company will engage a third party valuation firm to finalize the purchase price allocation.  As a result of this acquisition, the Company will recognize no charges to the statement of operations.

Upon

Acquisition

Assets

    Cash

$

200,000

    Edible Sponge license

          –

200,000

Total liabilities

          –

Net Assets

$

112,500

It is anticipated that all compositions of Edible Sponges will be GRAS-certified (Generally Recognized as Safe) as determined by the United States Food and Drug Administration.  The Company will market Edible Sponges under a  to be determined brand name and distribute the product through its Swiss Research subsidiary.

HEALTH SCIENCES GROUP, INC. AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

YEARS ENDED DECEMBER 31, 2004 AND 2003

NOTE 20 – SUBSEQUENT EVENTS (CONTINUED)

Shares Issued for Dividends, Interest and Penalties

In January 2005, the Company issued 54,545 shares of common stock in lieu of cash for interest due to the debenture holders.

In February 2005, the Company issued 611,762 shares of common stock in lieu of cash for dividends and penalties due to holders of the Company’s Series A Preferred Stock.  This distribution satisfied approximately $360,000 of accrued penalties and $139,000 of dividends payable on the books as of December 31, 2004.

Shares Issued for Services

In January 2005, the Company issued 8,750 shares of its common stock to a consultant in lieu of cash for marketing and advertising services.  The value of the shares totaled approximately $7,000 on the date of issuance and was determined based on the fair value of the company’s common stock at the date of grant.

In January 2005, the Company issued 31,400 shares of its common stock to a consultant in lieu of cash for investor relationship management services.  The value of the shares totaled approximately $27,000 on the date of issuance and was determined based on the fair value of the company’s common stock at the date of grant.

In January 2005, the Company issued 25,000 shares of its common stock to an employee as a bonus for work performed in 2004 and 35,000 shares of its common stock to the same employee in lieu of salary for the first quarter of 2005.  The value of the shares totaled approximately $45,000 and was determined based on the fair market value of the Company’s common stock at the date of grant.

In February 2005, the Company issued 60,000 shares of its common stock to a law corporation in lieu of cash for legal services previously provided.  The value of the shares totaled approximately $50,000 on the date of issuance and was determined based on the fair value of the company’s common stock at the date of grant.

In February 2005, the Company issued 100,000 shares of its common stock to a business development firm for services.  The value of the shares totaled approximately $83,000 on the date of issuance and was determined based on the fair value of the company’s common stock at the date of grant.

In February 2005, the Company issued 5,882 shares of its common stock to a consultant in lieu of cash for marketing and advertising services.  The value of the shares totaled approximately $7,000 on the date of issuance and was determined based on the fair value of the company’s common stock at the date of grant.

In March 2005, the Company issued 7,400 shares of its common stock to a law corporation in lieu of cash for legal services provided.  The value of the shares totaled approximately $10,000 on the date of issuance and was determined based on the fair value of the company’s common stock at the date of grant.

In March 2005, the Company issued 16,596 shares of its common stock to a business development firm in lieu of cash for services provided.  The value of the shares totaled approximately $21,000 on the date of issuance and was determined based on the fair value of the company’s common stock at the date of grant.

In April 2005, the Company issued 8,000 shares of its common stock to a law corporation in lieu of cash for legal services provided.  The value of the shares totaled approximately $10,000 on the date of issuance and was determined based on the fair value of the company’s common stock at the date of grant.

In April 2005, the Company issued 5,600 shares of its common stock to a consultant in lieu of cash for marketing and advertising services.  The value of the shares totaled approximately $7,000 on the date of issuance and was determined based on the fair value of the company’s common stock at the date of grant.

Shares Issued to Officers

In April 2005, the Company issued 120,000 and 110,000 shares to Messrs. Tannous and Glaser respectively for salary and vacation compensation accrued during 2004. The value of the shares totaled approximately $92,000 and $85,000, respectively, and was based on the fair value of the Company’s stock on the day the Board authorized the grant.

HEALTH SCIENCES GROUP, INC. AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

YEARS ENDED DECEMBER 31, 2004 AND 2003

NOTE 20 – SUBSEQUENT EVENTS (CONTINUED)

Shares Issued upon Conversion of Series A Preferred Stock

In February 2005, the Company issued 352,942 shares of common stock upon conversion request made by holders on the Company’s Series A Convertible Preferred Stock.

In March 2005, the Company issued 162,000 shares of common stock upon a conversion request made by holders on the Company’s Series A Convertible Preferred Stock.

Options Exercised

In February 2005, the Company issued 550,000 shares of common stock to two individuals upon the exercise of stock options with an exercise price of $0.60 per share.  Proceeds to the Company from the option exercise totaled approximately $330,000.

In March 2005, the Company issued 83,334 shares of common stock to an individual upon the exercise of stock options with exercise price of $0.60 per share.  Proceeds to the Company from the option exercise totaled approximately $50,000.

In March 2005, the Company issued 50,000 shares of common stock to an individual upon the exercise of stock options with exercise price of $1.00 per share.  Proceeds to the Company from the option exercise totaled approximately $50,000.

In March 2005, the Company issued 85,000 shares of common stock to a consulting firm upon a cashless exercise of stock options with an exercise price of $1.50 per share.

Release of personal guarantees

In March 2005, the Company's counsel received a letter from counsel of two former shareholders of XCEL that have outstanding personal guarantees of an XCEL debt of approximately $111,000 (which bears interest at 11% per annum). The shareholders, per the 2001 purchase agreement for XCEL, demanded that their personal guarantees of such debt be released and replaced by the guarantees of the Company (and Messrs. Tannous and Glaser). The Company and Messrs. Tannous and Glaser have denied such request on various grounds including estoppel (i.e., that such shareholders did nothing for 3 years are now estopped from seeking enforcement) and other grounds.

Securities Sold

In February 2005, pursuant to an additional investment right related to a Securities Purchase Agreement dated September 2004, the investor exercised that right providing for the sale of 294,118 shares of common stock at a purchase price of $0.85 per share for approximately $250,000.  For each share purchased, the investor also received one warrant entitling the holder to purchase one share of common stock at an exercise price of $1.10 within five years from the date of grant.  A commission of 29,411 shares of common stock and 44,118 stock purchase warrants was issued to a firm that provided transaction related services.  This private placement was offered and sold only to accredited investors.  All shares and warrants related to this transaction are restricted under Rule 144 and exempt from the registration provisions pursuant to the Securities Act of 1933.

The Company is obligated to file with the Securities and Exchange Commission (SEC) a registration statement registering for resale the shares granted and those shares underlying the warrants issued within forty-five days of the transaction’s closing date.  In addition, the Company is obligated to use its reasonable best efforts to cause such registration statement to be declared effective within 120 days after the closing date.  Failure to adhere to each of the filing requirements the Company will incur penalties of two percent, 2%, of the purchase price.

Repayment of Loan to Shareholder

In March 2005, the Company’s subsidiary, XCEL Medical Pharmacy, paid approximately $106,000 to a shareholder to satisfy an outstanding note payable.

In March 2005, the Company repaid approximately $115,000 to shareholders for loans made to the Company throughout 2004 and the first quarter of 2005.

HEALTH SCIENCES GROUP, INC. AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

YEARS ENDED DECEMBER 31, 2004 AND 2003

NOTE 20 – SUBSEQUENT EVENTS (CONTINUED)

Private Placement – Series C Convertible Preferred Stock

In March 2005, the Company has authorized the sale of 5,000 units and commenced a Private Placement to accredited investors for the sale of 3,166 units of the Company’s Series C Convertible Preferred Stock (“Series C Preferred”) which has a par value of $0.001 per share and a face value of $1,000. The Series C Preferred shall be convertible into common stock at the fixed conversion price of $1.10 per share.  The Series C Preferred has voting rights equal to the common stock into which the Series C Preferred is convertible. The Company received net proceeds of approximately $2,745,000 after commissions, legal and placement fees.

The investors shall be issued common stock purchase warrants in an amount equal to 50% of the number of common shares underlying the Series C Preferred based on the fixed conversion price. The warrants shall have a term of five years and shall have an exercise price equal to $1.60.

For a period beginning on the effectiveness of the registration statement and for ninety (90) days thereafter, the investors shall have the right to make an additional investment equal to fifty percent (50%) of the original amount purchased at the purchase price. Upon the exercise of shares in the Additional Investment Right, the investors shall receive an additional warrant with the same terms and conditions as the warrant issued in the offering.

The Series C Preferred stock has a term of 36 months and shall convert into shares of the Company’s common stock at the earlier of either the request of the Holder at the purchase price per unit, or in twenty-four (24) equal monthly payments beginning in the twelfth (12th) month from closing, ending in the thirty-sixth (36th) month from closing, for all unconverted Series C Preferred. At the option of the Company the amortization shall be paid in either cash or common stock at ninety-three percent (93%) of the average of the twenty (20) day daily VWAP prior to payment.

The Holders of the Series C Preferred stock shall be entitled to receive dividends at 8% per annum at the end of each calendar quarter and three years from the date of closing payable in cash or, at the Company’s sole discretion, in registered shares of the Company’s common stock at ninety-three percent (93%) of the average of the twenty (20) day daily VWAP prior to payment.

Appointment of New Member to the Board of Directors

In February 2005, the Company appointed Mr. Sid L. Anderson to its Board of Directors, effective immediately. Mr. Anderson is a consultant to corporations on financial and strategic business matters.  Mr. Anderson previously practiced law as a Partner with the law firm of Pray, Walker, Jackman, Williamson & Marlar where he specialized in securities law, taxation and mergers and acquisitions.  Formerly, he was manager in the tax department of Peat Marwick, Mitchell & Co., currently KPMG, in Tulsa, Oklahoma.  As an independent board member, Mr. Anderson does have the requisite public company background and experience to be considered an “audit committee financial expert” as defined by the Securities and Exchange Commission and is expected to serve on the Board’s audit committee.

Settlement with Legal Counsel

In March 2005, the Company reached a settlement with a vendor that reduces the Company’s year-end accounts payable obligation from approximately $207,000 to $50,000.  This balance reduction has been recognized as of year end as a reduction to accounts payable in these consolidated financial statements.

Equity Line Increased

In February 2005, the Company modified its existing Equity Line Agreement and increased the maximum funds available from $5,000,000 to $7,500,000 by issuing the original accredited investor 205,882 shares of common stock and 205,882 stock purchase warrants.  The Company also issued 30,882 stock purchase warrants to a firm as commissions for services related to the transaction.  The value of the shares issued totaled approximately $175,000 and was determined based on the fair market value of the Company’s common stock at the date of issuance.  Each warrant enables the investor to purchase one share of common stock at $1.10 per share, and expires five years from the transaction date

HEALTH SCIENCES GROUP, INC. AND SUBSIDIARIES

CONSOLIDATED FINANCIAL STATEMENTS
March 31, 2005; March 31, 2004

Condensed Consolidated Financial Statements

Condensed Consolidated Balance Sheet as of March 31, 2005 (unaudited)

F-55

Condensed Consolidated Statements of Operations for the Three Months

Ended March 31, 2005 and March 31, 2004 (unaudited)

F-57

Condensed Consolidated Statement of Stockholders Equity for the Three Months

Ended March 31, 2005 (unaudited)

F-58

Condensed Consolidated Statements of Cash Flows for the Three Months

Ended March 31, 2005 and March 31, 2004 (unaudited)

F-60

Notes to Condensed Consolidated Financial Statements (unaudited)

F-62

HEALTH SCIENCES GROUP, INC. AND SUBSIDIARIES

CONDENSED CONSOLIDATED BALANCE SHEET

March 31, 2005 and December 31, 2004

(Unaudited)

March 31,

December 31,

2005

2004

ASSETS

Current assets:

  Cash and cash equivalents

$

2,093,278

$

240,532

  Accounts receivable, net of contractual allowance and

    allowance for doubtful accounts totaling $72,030 and $5,590, respectively

62,242

137,929

  Inventory

38,086

63,866

  Prepaid acquisition costs

73,668

–

  Prepaid expenses

    10,306

  10,280

2,277,580

452,607

Assets of discontinued operations held for sale

             –

308,142

            Total current assets

2,277,580

760,749

Machinery, furniture and equipment, net of accumulated

  depreciation and amortization

18,747

31,142

Loan fees, net of accumulated amortization

5,536

13,843

Intangible assets, net of accumulated amortization

4,290,817

3,595,539

            Total non-current assets

4,315,100

3,640,524

$

6,592,680

$

4,401,273

LIABILITIES

Current liabilities:

  Accounts payable

$

306,656

$

550,492

  Accrued expenses

136,145

275,438

  Accrued payroll liabilities

207,466

207,466

  Accrued penalties due preferred stockholders

120,000

360,000

  Current maturities of notes payable

101,147

111,147

  Convertible debentures payable,

    net unamortized discount of $17,216 and $53,332, respectively

297,784

606,668

  Delinquent payroll tax liability, including penalties and interest

118,417

277,166

  Loans payable, stockholders

1,800

163,050

  Dividends payable

    65,641

   169,876

1,355,056

2,721,303

Liabilities of discontinued operations held for sale

3,156,555

3,464,597

            Total current liabilities

4,511,611

6,185,900

Warrant liability

7,091,785

2,602,539

Series A convertible preferred stock, net of unamortized

  discount of $456,681 and $539,277, respectively

466,864

855,383

Series B convertible preferred stock, net of unamortized

  discount of $335,231 and $355,892, respectively

158,014

148,603

Series C convertible preferred stock, subject to mandatory redemption,

  net of unamortized discount of $3,132,178

   963,248

             –

8,679,911

3,606,525

 Total liabilities

13,191,522

9,792,425

The accompanying notes are an integral part of these condensed consolidated financial statements

HEALTH SCIENCES GROUP, INC. AND SUBSIDIARIES

CONDENSED CONSOLIDATED BALANCE SHEETS (CONTINUED)

March 31, 2005 and December 31, 2004

(Unaudited)

March 31,

December 31,

2005

2004

STOCKHOLDERS’ EQUITY (DEFICIT)

Stockholders’ equity (deficit):

  Common stock; $0.001 par value, 50,000,000 shares

    authorized, 22,361,062 and 18,206,094  shares issued

    and outstanding at March 31, 2005 and December 31,

    2004, respectively

$

22,362

$

18,206

  Additional paid-in capital

21,074,012

18,003,840

  Cost of treasury shares

(52,500)

(52,500)

  Prepaid compensation expense

(487,859)

(444,692)

  Accumulated deficit

(27,154,857)

(22,916,006)

          Total stockholders’ equity (deficit)

  (6,598,842)

(5,391,152)

$

  6,592,680

$

4,401,273

The accompanying notes are an integral part of these condensed consolidated financial statements

HEALTH SCIENCES GROUP, INC. AND SUBSIDIARIES

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

For the Three Months Ended March 31, 2005 and 2004 (unaudited)

Three Months

Three Months

Ended

Ended

March 31, 2005

March 31, 2004**

Sales, net

$

202,975

$

1,028,382

Cost of goods sold

   87,538

901,850

Gross profit

115,437

126,532

Selling, general and

    administrative expenses:

Advertising and marketing expenses

918,184

630

Salary expenses

168,118

232,204

Professional, legal and accounting expenses

496,114

398,626

Depreciation and amortization

170,706

126,545

Penalties

141,690

170,669

Other selling, general and administrative expenses

     201,677

     199,804

Total selling, general and administrative expenses

  2,096,489

  1,128,478

Loss from operations

(1,981,052)

(1,001,946)

Other (expense) income

  Interest expense recorded as amortization of discounts on convertible debentures

(36,116)

(85,770)

  Interest expense recorded as amortization of discounts on convertible preferred stock

(118,472)

(82,370)

  Interest expense on convertible debentures

(13,900)

(94,470)

  Interest expense and financing costs on all other obligations, net

(11,962)

(58,888)

  Change in fair value of warrant liability

(2,077,349)

512,761

Total other (expense) income

(2,257,799)

   191,263

Loss from continuing operations before income taxes

(4,238,851)

(810,683)

Provision for income taxes

              –

             –

Loss from continuing operations

(4,238,851)

(810,683)

Loss from discontinued operations

–

(365,499)

Net loss

(4,238,851)

(1,176,182)

Preferred dividends

     (84,248)

     (19,253)

Net loss attributable to common shareholders

$

(4,323,099)

$

(1,195,435)

Net loss per share attributable to common shareholders - basic and diluted

$

(0.22)

$

(0.09)

Weighted average common shares outstanding - basic and diluted

20,040,199

13,054,193

** Restated to reflect discontinued operations of subsidiary Quality Botanical Ingredients, Inc. (Note 8)

The accompanying notes are an integral part of these condensed consolidated financial statements.

HEALTH SCIENCES GROUP, INC. AND SUBSIDIARIES

CONDENSED CONSOLIDATED STATEMENT OF STOCKHOLDERS’ EQUITY

Additional

Cost of

Prepaid

Total

Common stock

paid-in

treasury

compensation

Accumulated

stockholders'

Shares

Amount

capital

shares

expense

deficit

equity

Balance at January 1, 2005

18,206,094

$

18,206

$

18,003,840

$

(52,500)

$

(444,692)

$

(22,916,006)

$

(5,391,152)

Common stock options exercised for cash

683,334

683

511,817

–

–

–

512,500

Warrants exercised on a cashless basis

85,000

85

(85)

–

–

–

–

Conversion of debentures for common stock

563,101

564

344,436

–

–

–

345,000

Issuance of common stock for acquisitions

822,845

823

953,677

–

–

–

954,500

Issuance of common stock for cash

294,118

294

(10,000)

–

–

–

(9,706)

Issuance of common stock for commissions

29,411

29

(29)

–

–

–

–

Issuance of warrants for commissions

–

–

(680,261)

–

–

–

(680,261)

Issuance of warrants with common stock

–

–

(49,854)

–

–

–

(49,854)

Issuance of common stock

  for increase of equity line

205,882

206

(206)

–

–

–

–

Issuance of common stock warrants

  for increase of equity line

–

–

(209,689)

–

–

–

(209,689)

Issuance of common stock for services

290,028

290

249,101

–

–

–

249,391

Issuance of common stock options

  for services

–

–

107,977

–

–

–

107,977

Issuance of common stock to debenture

  holders for interest

54,545

55

29,945

–

–

–

30,000

Issuance of common stock to preferred

  shareholders for dividends

188,234

188

159,812

–

–

–

160,000

The accompanying notes are an integral part of these condensed consolidated financial statements.

HEALTH SCIENCES GROUP, INC. AND SUBSIDIARIES

CONDENSED CONSOLIDATED STATEMENT OF STOCKHOLDERS’ EQUITY (CONTINUED)

Additional

Cost of

Prepaid

Total

Common stock

paid-in

treasury

compensation

Accumulated

stockholders'

Shares

Amount

capital

shares

expense

deficit

equity

Issuance of common stock to preferred

  shareholders for penalties

423,528

424

359,576

–

–

–

360,000

Issuance of common stock upon the

  conversion of preferred shares

514,942

515

437,185

–

–

–

437,700

Issuance of warrants for services

–

–

603,874

–

–

–

603,874

Mark to market adjustment of prepaid

  options and warrants

–

–

172,114

–

(172,114)

–

`

–

Dividends earned on Series C Preferred

  Stock issued due to BCF

–

–

(18,607)

–

–

–

(18,607)

Amortization of discount attributable to the

  Beneficial Conversion Feature from

  the sale of Series C Preferred Stock

–

–

18,607

–

–

–

18,607

Amortization of common stock issued

  in advance of services

–

–

–

–

114,580

–

114,580

Amortization of common stock options

  and warrants issued in advance of services

–

–

–

–

14,367

–

14,367

Amortization of equity line commitment fee

–

–

90,782

–

–

–

90,782

Net loss

             –

        –

             –

         –

           –

   (4,238,851)

(4,238,851)

Balance at March 31, 2005

22,361,062

$

22,362

$

21,074,012

$

(52,500)

$

(487,859)

$

(27,154,857)

$

(6,598,842)

The accompanying notes are an integral part of the consolidated financial statements.

HEALTH SCIENCES GROUP, INC. AND SUBSIDIARIES

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS

For the Three Months Ended March, 2005 and 2004 (unaudited)

Three Months Ended

Three Months Ended

March 31, 2005

March 31, 2004**

Cash flows used for operating activities:

  Net loss

$

(4,238,851)

$

(1,176,182)

  Adjustments to reconcile net loss to net cash

    used for operating activities:

      Provision for contractual allowance and allowance

        for doubtful accounts

66,440

7,454

      Depreciation

12,396

13,173

      Amortization of intangible assets and loan fees

67,529

113,372

      Amortization of discounts on convertible debentures

36,116

85,770

      Amortization of discounts on convertible preferred stock

118,472

      82,370

      Amortization of common stock issued in advance of service

114,580

      97,042

      Amortization of options and warrants issued in advance of service

14,367

       46,575

      Amortization of equity line commitment fee

90,782

–

      Issuance of common stock for services rendered

204,391

–

      Issuance of common stock options and warrants for services rendered

107,977

–

      Issuance of common stock to preferred shareholders for penalties

360,000

169,410

      Issuance of common stock to preferred shareholders for interest

–

40,000

      Change in fair value of warrant liability

2,077,349

(512,761)

  Changes in assets and liabilities:

    (Increase) decrease in assets:

      Accounts receivable

9,248

56,272

      Inventory

–

28,474

      Prepaid acquisition costs

(73,668)

–

      Prepaid expenses

(26)

(7,442)

      Assets of discontinued operations held for sale

308,042

858,927

    Increase (decrease) in liabilities:

      Accounts payable and accrued expenses

(522,248)

71,779

      Payroll taxes due

(158,749)

81,633

      Liabilities of discontinued operations held for sale

(308,042)

(514,775)

          Net cash used for operating activities

(1,713,895)

(458,909)

Cash flows provided by investing activities:

  Cash acquired through subsidiary acquisition

    200,000

            –

          Net cash provided by investing activities

    200,000

            –

** Restated to reflect discontinued operations of subsidiary Quality Botanical Ingredients, Inc. (Note 8)

The accompanying notes are an integral part of these condensed consolidated financial statements

HEALTH SCIENCES GROUP, INC. AND SUBSIDIARIES

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS (CONTINUED)

For the Three Months Ended March 31, 2005 and 2004 (unaudited)

Three Months Ended

Three Months Ended

March 31, 2005

March 31, 2004**

Cash flows provided by financing activities:

  Payments on capital lease obligations

–

(1,048)

  Payments on notes payable

(10,000)

(23,178)

  Payments on notes payable - stockholders

(161,250)

–

  Proceeds from subscriptions receivable

(35,000)

8,572

  Proceeds from notes payable - stockholders

–

20,000

  Proceeds from lines of credit

–

40,420

  Proceeds from the issuance of common stock

240,000

–

  Proceeds from the exercise of common stock options

512,500

309,375

  Proceeds from issuance of Series C Preferred Stock

2,820,391

          –

          Net cash provided by financing activities

3,366,641

354,141

Net decrease in cash and cash equivalents

1,852,746

(104,768)

Cash and cash equivalents, beginning of period

240,532

121,076

Cash and cash equivalents, end of period

$

2,093,278

$

   16,308

Supplemental disclosure of cash flow information:

  Interest paid

$

      11,962

$

   70,169

  Taxes paid

$

               –

$

            –

Supplemental disclosure of non-cash investing and financing activities:

  Value of common stock issued to acquire Open Cell Biotechnologies

$

  954,500

$

            –

  Value of common stock issued upon conversion of Series A Preferred

$

  437,700

$

            –

  Value of common stock issued for equity line commitment fee

$

  175,000

$

            –

  Value of common stock issued as commissions for equity sale

$

     25,000

$

            –

  Value of warrants issued for equity line commitment fee

$

   209,689

$

            –

  Value of warrants issued with common stock

$

   299,560

$

            –

  Value of warrants issued with preferred stock

$

1,826,259

$

            –

  Value of warrants issued as commissions for common stock sale

$

     44,934

$

            –

  Value of warrants issued as commissions for preferred stock sale

$

     603,874

$

            –

  Value of warrants issued as commissions for equity line increase

$

     31,453

$

            –

  Value of discount amortized to dividends from Series C preferred BCF

$

     18,607

$

            –

  Write off of fully depreciated assets

$

       1,512

$

            –

  Debentures converted into common stock

$

   345,000

$

   70,000

  Issuance of common stock to preferred shareholders for dividends

$

   160,000

$

   80,000

  Issuance of common stock to debenture holders for interest

$

     30,000

$

   85,092

** Restated to reflect discontinued operations of subsidiary Quality Botanical Ingredients, Inc. (Note 8)

The accompanying notes are an integral part of these condensed consolidated financial statements

Health Sciences Group, Inc. and Subsidiaries

NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

March 31, 2005 and 2004 (unaudited)

NOTE 1 – ORGANIZATION

Health Sciences Group, Inc. (the “Company”) was incorporated in the state of Colorado on June 13, 1996 as Centurion Properties Development Corporation.  The Company remained dormant until October 16, 2000 when its name was changed to iGoHealthy.com, Inc.  On September 10, 2001, the Company changed its name to Health Sciences Group, Inc.  Health Sciences Group, Inc. is an integrated provider of innovative, science-based products and ingredients to customers in the nutrition, skin care, and food and beverage industries.

Effective December 14, 2001, the Company acquired 100% of the outstanding stock of XCEL Healthcare, Inc., a California corporation and the outstanding shares of BioSelect Innovations, Inc., a Nevada corporation for approximately $4.4 million.

On February 25, 2003, effective January 1, 2003, the Company completed its acquisition of Quality Botanical Ingredients, Inc. pursuant to an Asset Purchase Agreement for approximately $1.5 million.  Quality Botanical Ingredients is a manufacturer and contract processor of bulk botanical materials and nutritional ingredients supplied to buyers in various industries including pharmaceutical, nutraceutical and cosmetics.

On October 20, 2004, the Board of Directors of the Company elected to discontinue operations of its wholly-owned subsidiary, QBI (Note 8).  The Company, through the secured lender, engaged professional service firms to facilitate the liquidation of QBI’s inventory and fixed assets and to collect QBI’s outstanding accounts receivable. Proceeds from the sale of such assets will be used to repay QBI’s creditors for outstanding obligations.  The Company is a guarantor of the obligations of QBI pursuant to a Continuing Unconditional Corporate Guaranty dated as of February 21, 2003.  Management believes the Company’s continuing operations will not be adversely affected by this action.

On December 28, 2004, the Company signed a letter of intent to acquire the assets of Swiss Research, Inc. a company which markets and sells branded nutraceutical products addressing major wellness categories, including weight management, arthritis support, cholesterol reduction and diabetes management.  This transaction is expected to close in May 2005.

NOTE 2 – SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Principles of Consolidation

These condensed consolidated financial statements include the accounts of the Company and its wholly owned subsidiaries, XCEL Healthcare, Inc. (“XCEL”) and BioSelect Innovations, Inc. (“BioSelect”), and Quality Botanical Ingredients, Inc. (“QBI”) which is listed as Assets held for disposal, liabilities held for disposal, and discontinued operations.  All material inter-company accounts have been eliminated in consolidation.

Basis of Presentation

The unaudited condensed consolidated financial statements have been prepared by Health Sciences Group, pursuant to the rules and regulations of the Securities and Exchange Commission (“SEC”).  The information furnished herein reflects all adjustments (consisting of normal recurring accruals and adjustments), which are, in the opinion of management, necessary to fairly represent the operating results for the respective periods.  Certain information and footnote disclosures normally present in annual condensed consolidated financial statements prepared in accordance with generally accepted accounting principles have been omitted pursuant to such SEC rules and regulations; nevertheless, the Company believes that the disclosures are adequate to make the information presented not misleading.  The results for the three months ended March 31, 2005 are not necessarily indicative of the results to be expected for the full year ending December 31, 2005.  These condensed consolidated financial statements and the notes hereto should be read in conjunction with the Company's consolidated audited financial statements and related footnotes for the year ended December 31, 2004 included in the Company's annual report on Form 10-KSB which was filed April 15, 2005.

Health Sciences Group, Inc. and Subsidiaries

NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

March 31, 2005 and 2004 (unaudited)

NOTE 2 – SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES, CONTINUED

Classes of Stock

The Company’s Articles of Incorporation, as amended, authorized the issuance of up to 55,000,000 shares of stock, consisting of 5,000,000 shares of Convertible Preferred Voting and Non-voting Equity stock and 50,000,000 shares of common stock, which have a par value of $0.001.

Convertible Preferred Stock

Convertible Preferred Voting and Non-voting Equity stock will have par terms, preferences and conversion features as determined by the Board of Directors at the time of the issuance of any such shares.  In July 2003, the Board of Directors executed and filed a Certificate of Designation, Preferences and Rights of Series A Convertible Preferred Stock with the State of Colorado, which authorized the issuance of 2,352,948 shares of Series A convertible preferred stock.  Each unit is convertible into one share of common stock.  In April 2004, the Board of Directors executed and filed a Certificate of Designation, Preferences and Rights of Series B Convertible Preferred Stock with the State of Colorado, which authorized the issuance of 130 units of Series B convertible preferred stock.  Each unit is convertible into 29,412 shares of common stock.  In March 2005, the Board of Directors executed and filed a Certificate of Designation, Preferences and Rights of Series C Convertible Preferred Stock with the State of Colorado, which authorized the issuance of 5,000 units of Series C convertible preferred stock. Each unit is convertible into approximately 909 shares of common stock.

Going Concern

As reflected in the accompanying condensed consolidated financial statements, the Company has losses from operations, negative cash flows from operations and a working capital deficit.  These matters raise substantial doubt about the Company’s ability to continue as a going concern.

In view of the matters described in the preceding paragraph, recoverability of a major portion of the recorded asset amounts shown in the accompanying condensed consolidated balance sheet is dependent upon continued operations of the Company, which, in turn, is dependent upon the Company's ability to continue to raise capital and generate positive cash flows from operations.  The condensed consolidated financial statements do not include any adjustments relating to the recoverability and classification of recorded asset amounts or amounts and classifications of liabilities that might be necessary should the Company be unable to continue its existence.

In the first three months of 2005, management has taken the following steps that it believes will be sufficient to provide the Company with the ability to continue in existence:

•

The Company has raised approximately $3,060,000 from the sale of common and preferred stock. In addition, the Company has received approximately $513,000 from the exercise of options and warrants.

•

The Company has secured an equity line agreement with an investment group whereupon through the sale of equity, under defined criterion, the Company has access to funds, up to $7,500,000.

•

Management anticipates raising additional equity funds that will be used to fund any capital shortfalls.

•

Management is decreasing expenses by using internal resources to perform due diligence and other acquisition related duties on future acquisitions.

•

Management has streamlined its operations and is developing new products, which are anticipated to have increased gross profit margins.

•

Management will acquire the assets of Swiss Research, Inc. in the second quarter of 2005.  Swiss Research markets and sells branded nutraceutical products addressing major wellness categories, including weight management, arthritis support, cholesterol reduction and diabetes management.  This acquisition will enable the Company to take advantage of Swiss’s existing product and distribution channels to improve the Company’s results from operations.

Health Sciences Group, Inc. and Subsidiaries

NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

March 31, 2005 and 2004 (unaudited)

NOTE 2 – SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES, CONTINUED

Comprehensive Income (Loss)

The Company has no components of Other Comprehensive Income (Loss), and accordingly no Statement of Comprehensive Income (Loss) has been included in the accompanying condensed consolidated financial statements.

Use of Estimates

The preparation of consolidated financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the consolidated financial statements and the reported amounts of revenues and expenses during the reporting periods.  The Company’s significant estimates include the contractual allowance on accounts receivable and life and estimated value of intangible assets for recoverability.  Actual results could differ from those estimates.

Fair Value of Financial Instruments

For certain of the Company's financial instruments, including accounts receivable, accounts payable and accrued expenses, the carrying amounts approximate fair value due to their relatively short maturities.  The amounts owed on its lines of credit, notes payable and capital leases also approximate fair value because current interest rates and terms offered to the Company are at current market rates.

Reclassification

Certain amounts from the three months ended March 31, 2004 have been reclassified to correspond to the three months ended March 31, 2005.

Changes in Accounting Policies

There have been no changes in accounting policies used by the Company during the three months ended March 31, 2005.

Recent Accounting Pronouncements

In December 2004, the FASB issued SFAS No.152, “Accounting for Real Estate Time-Sharing Transactions—an amendment of FASB Statements No. 66 and 67” (“SFAS 152)  The amendments made by Statement 152 This Statement amends FASB Statement No. 66, Accounting for Sales of Real Estate, to reference the financial accounting and reporting guidance for real estate time-sharing transactions that is provided in AICPA Statement of Position (SOP) 04-2, Accounting for Real Estate Time-Sharing Transactions. This Statement also amends FASB Statement No. 67, Accounting for Costs and Initial Rental Operations of Real Estate Projects, to state that the guidance for (a) incidental operations and (b) costs incurred to sell real estate projects does not apply to real estate time-sharing transactions. The accounting for those operations and costs is subject to the guidance in SOP 04-2. This Statement is effective for financial statements for fiscal years beginning after June 15, 2005, with earlier application encouraged  The Company has evaluated the impact of the adoption of SFAS 152, and does not believe the impact will be significant to the Company's overall results of operations or financial position as the Company does not engage in these sorts of transactions.

In December 2004 the Financial Accounting Standards Board issued two FASB Staff Positions – FSP FAS 109-1, Application of FASB Statement 109 “Accounting for Income Taxes” to the Tax Deduction on Qualified Production Activities Provided by the American Jobs Creation Act of 2004, and FSP FAS 109-2 Accounting and Disclosure Guidance for the Foreign Earnings Repatriation Provision within the American Jobs Creation Act of 2004.  Neither of these affected the Company as it does not participate in the related activities.

Health Sciences Group, Inc. and Subsidiaries

NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

March 31, 2005 and 2004 (unaudited)

NOTE 2 – SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES, CONTINUED

Recent Accounting Pronouncements, Continued

In December 2004, the FASB issued SFAS No.153, “Exchanges of Nonmonetary Assets, an amendment of APB Opinion No. 29, Accounting for Nonmonetary Transactions.” The amendments made by Statement 153 are based on the principle that exchanges of nonmonetary assets should be measured based on the fair value of the assets exchanged. Further, the amendments eliminate the narrow exception for nonmonetary exchanges of similar productive assets and replace it with a broader exception for exchanges of nonmonetary assets that do not have commercial substance. Previously, Opinion 29 required that the accounting for an exchange of a productive asset for a similar productive asset or an equivalent interest in the same or similar productive asset should be based on the recorded amount of the asset relinquished. Opinion 29 provided an exception to its basic measurement principle (fair value) for exchanges of similar productive assets. The Board believes that exception required that some nonmonetary exchanges, although commercially substantive, be recorded on a carryover basis. By focusing the exception on exchanges that lack commercial substance, the Board believes this Statement produces financial reporting that more faithfully represents the economics of the transactions. The Statement is effective for nonmonetary asset exchanges occurring in fiscal periods beginning after June 15, 2005. Earlier application is permitted for nonmonetary asset exchanges occurring in fiscal periods beginning after the date of issuance. The provisions of this Statement shall be applied prospectively. The Company has evaluated the impact of the adoption of SFAS 153, and does not believe the impact will be significant to the Company's overall results of operations or financial position.

In December 2004, the FASB issued SFAS No.123 (revised 2004), “Share-Based Payment”. Statement 123(R) will provide investors and other users of financial statements with more complete and neutral financial information by requiring that the compensation cost relating to share-based payment transactions be recognized in financial statements. That cost will be measured based on the fair value of the equity or liability instruments issued. Statement 123(R) covers a wide range of share-based compensation arrangements including share options, restricted share plans, performance-based awards, share appreciation rights, and employee share purchase plans. Statement 123(R) replaces FASB Statement No. 123, Accounting for Stock-Based Compensation, and supersedes APB Opinion No. 25, Accounting for Stock Issued to Employees. Statement 123, as originally issued in 1995, established as preferable a fair-value-based method of accounting for share-based payment transactions with employees. However, that Statement permitted entities the option of continuing to apply the guidance in Opinion 25, as long as the footnotes to financial statements disclosed what net income would have been had the preferable fair-value-based method been used. Public entities (other than those filing as small business issuers) will be required to apply Statement 123(R) as of the first interim or annual reporting period that begins after June 15, 2005. The Company has evaluated the impact of the adoption of SFAS 123(R), and believes that the impact will be significant to the Company's overall results of operations or financial position.

In March 2004, the Financial Accounting Standards Board (FASB) approved the consensus reached on the Emerging Issues Task Force (EITF) Issue No. 03-1, "The Meaning of Other-Than-Temporary Impairment and Its Application to Certain Investments." The objective of this Issue is to provide guidance for identifying impaired investments. EITF 03-1 also provides new disclosure requirements for investments that are deemed to be temporarily impaired. In September 2004, the FASB issued a FASB Staff Position (FSP) EITF 03-1-1 that delays the effective date of the measurement and recognition guidance in EITF 03-1 until after further deliberations by the FASB. The disclosure requirements are effective only for annual periods ending after June 15, 2004. The Company has evaluated the impact of the adoption of the disclosure requirements of EITF 03-1 and does not believe the impact will be significant to the Company's overall results of operations or financial position. Once the FASB reaches a final decision on the measurement and recognition provisions, the company will evaluate the impact of the adoption of EITF 03-1.

Health Sciences Group, Inc. and Subsidiaries

NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

March 31, 2005 and 2004 (unaudited)

NOTE 3 – STOCK OPTIONS ISSUED TO EMPLOYEES AND DIRECTORS

Pro Forma Information for Stock Options Issued to Employees and Directors

SFAS No. 123, “Accounting for Stock-Based Compensation,” establishes and encourages the use of the fair value based method of accounting for stock-based compensation arrangements under which compensation cost is determined using the fair value of stock-based compensation determined as of the date of grant and is recognized over the periods in which the related services are rendered.  The statement also permits companies to elect to continue using the current intrinsic value accounting method specified in Accounting Principles Board (“APB”) Opinion No. 25, “Accounting for Stock Issued to Employees,” to account for stock-based compensation.  The Company has elected to use the intrinsic value based method and has disclosed the pro forma effect of using the fair value based method to account for its stock-based compensation.  The Company uses the fair value method for options granted to non-employees.

If the Company had elected to recognize compensation expense based upon the fair value at the grant date for awards under the Stock Option Plan consistent with the methodology prescribed by SFAS No. 123, the Company’ net loss and loss per share would be reduced to the pro forma amounts indicated below for the three months ended March 31, 2005 and 2004:

March 31, 2005

March 31, 2004

Net loss attributable to common

  shareholders, as reported

$

(4,323,099)

$

(1,195,435)

Stock compensation calculated under APB 25

–

–

Stock compensation calculated under SFAS 123

     (252,091)

(50,836)

Pro forma net loss attributable to

  common shareholders

$

(4,575,190)

$

(1,246,271)

Net loss per share available to common

  shareholders – basic and diluted

     As reported

$

        (0.22)

$

       (0.09)

     Pro forma

$

        (0.23)

$

       (0.10)

Pro forma information using the Black-Scholes method at the date of grant is based on the following assumptions for the three months ended March 31, 2005 and 2004, respectively: average risk free interest rate of 3.3% and 1.99%; dividend yield of 0.0%; average volatility factor of the expected market price of the Company’s common stock of 129.0% and 123.0%; and an expected life of 6.0 and 3.0 years.

The Black-Scholes option valuation model requires input of highly subjective assumptions.  Because the Company’s employee stock options have characteristics significantly different from those of traded options, and because changes in the subjective input assumptions can materially affect the fair value of estimate, in management’s opinion, the existing model does not necessarily provide a reliable single measure of fair value of its employee stock options.

NOTE 4 – BUSINESS ACQUISITIONS

Acquisition of Open Cell Biotechnologies, Inc.

In February 2005, the Company acquired Open Cell Biotechnologies, Inc. (OCBI), a wholly-owned subsidiary of UTEK Corporation in a tax-free stock-for-stock exchange.  The Company issued 822,845 unregistered shares of its common stock valued at approximately $955,000, based on the fair market value of the Company’s common stock at the date of issuance, to UTEK Corporation in exchange for 100% of the issued and outstanding shares of capital stock of OCBI.  The shares issued in the exchange are restricted and may only be resold pursuant to the requirements of the Securities Act of 1933.  The amount of consideration was determined by arms-length negotiations between the parties and the exchange was consummated in accordance with applicable law. Upon acquisition of OCBI the Company performed the significance test under Item 310 (c)(2)(iii) of Regulation S-B and determined the transaction to be immaterial.

Health Sciences Group, Inc. and Subsidiaries

NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

March 31, 2005 and 2004 (unaudited)

NOTE 4 – BUSINESS ACQUISITIONS, CONTINUED

At the time of acquisition OCBI had no employees, operations or liabilities. OCBI’s only assets include $200,000 in cash and an exclusive worldwide license to a patented technology known as Edible Sponges with zero book value.  The Company will engage a third party valuation firm to finalize the purchase price allocation.  As a result of this acquisition, the Company will recognize no charges to the statement of operations.

Upon

Acquisition

Assets

    Cash

$

200,000

    Edible Sponge license

          –

200,000

Total liabilities

          –

Net Assets

$

200,000

It is anticipated that all compositions of Edible Sponges will be GRAS-certified (Generally Recognized as Safe) as determined by the United States Food and Drug Administration.  The Company will market Edible Sponges under a to be determined brand name and distribute the product through its Swiss Research subsidiary.

NOTE 5 – INTANGIBLE ASSETS

A summary is as follows:

March 31, 2005

Patents

$

2,305,742

Licensing Agreements

2,146,000

Less accumulated amortization

  (160,925)

$

4,290,817

Amortization expense for intangible assets totaled approximately $59,000 for the three months ended March 31, 2005.  Amortization expense for intangible assets for the years ending December 31, 2005 through 2021 is estimated to be approximately $248,000 per year.

Patents

Patents consist of the assigned fair market value at the date of acquisition arising from the purchase of BioSelect Innovations, Inc.  Patent costs are amortized on a straight-line basis over their economic lives of approximately 19 years and are reviewed for impairment whenever the facts and circumstances indicate that the carrying amount may not be recoverable.

Licensing Agreements

Upon the acquisition of Polymann Technologies Inc., Apple Peel Technologies Inc., and Open Cell Biotechnologies, Inc. the Company acquired the rights to develop and commercialize a license to intellectual property owned by each entity.  Each license was independently valued and determined to exceed the purchase price.  The purchase price allocation was assigned to each license and will be amortized over the life of the license.

Health Sciences Group, Inc. and Subsidiaries

NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

March 31, 2005 and 2004 (unaudited)

NOTE 6 – WARRANT LIABILITY

In conjunction with raising capital through the sale of equity, the Company has issued various warrants that have registration rights for the underlying shares.  As the contracts must be settled by the delivery of registered shares and the delivery of the registered shares is not controlled by the Company, pursuant to EITF 00-19, “Accounting for Derivative Financial Instruments Indexed to, and Potentially Settled in, a Company’s Own Stock”, the net value of the warrants at the date of issuance was recorded as a warrant liability on the balance sheet and the change in fair value from the date of issuance to March 31, 2005 has been included in other (expense) income.

For the three months ended March 31, 2005 the change in fair value of all warrants issued with registration rights for the underlying shares, including those warrants issued with the Series A Preferred, Series B Preferred, and Series C Preferred increased by approximately $2,077,000 and is recognized in other income (expense).

NOTE 7 – STOCKHOLDERS’ EQUITY

Conversion of Debentures

In February 2005, the holder of a convertible debenture converted the remaining $245,000 of the original $300,000 note payable into 445,454 shares of the Company’s common stock.  No expense was recognized as all discounts have been amortized.

In March 2005, the holder of a convertible debenture converted $100,000 of the original $500,000 note payable into 117,647 shares of the Company’s common stock.  As a result, approximately $9,000 of unamortized discount relating to the portion converted was expensed at the date of conversion and is included in interest expense.

Shares Issued for Dividends, Interest and Penalties

In January 2005, the Company issued 54,545 shares of common stock in lieu of cash for interest due to the debenture holders. This distribution satisfied approximately $30,000 of accrued interest on the books as of December 31, 2004.

In February 2005, the Company issued 611,762 shares of common stock in lieu of cash for dividends and penalties due to holders of the Company’s Series A Preferred Stock.  This distribution satisfied approximately $360,000 of accrued penalties and $160,000 of dividends payable on the books as of December 31, 2004.

Options Issued to Professionals

In January 2005, the Company issued stock purchase options to a business development firm for services to purchase 150,000 shares of its common stock at an exercise price of $0.75 per share in consideration of services provided to the Company.  The estimated value of the options totaled approximately $108,000 at the date of grant and is included in selling, general and administrative expenses for the three months ended March 31, 2005.  The value of the options was estimated using the Black-Scholes option pricing model with the following assumptions:  risk-free interest of 4.29%; dividend yield of 0%; volatility factor of the expected market price of the Company’s common stock of 124%; and a term of 10 years.

Options Issued to Board of Directors

In February 2005, the Company issued stock purchase options to two members of the Company’s Board of Directors to each purchase 50,000 shares of its common stock at an exercise price of $1.37 per share in consideration of services provided to the Company.  As the options exercise price approximated the market price of the Company’s shares on the date of issuance, in accordance with APB 25and FIN 44, no compensatory expense was recognized. The warrant vests 26,000 at issuance, and the remainder pro-ratably over a one year period.

Health Sciences Group, Inc. and Subsidiaries

NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

March 31, 2005 and 2004 (unaudited)

NOTE 7 – STOCKHOLDERS’ EQUITY, CONTINUED

Shares Issued for Services

In January 2005, the Company issued 8,750 shares of its common stock to a consultant in lieu of cash for marketing and advertising services.  The value of the shares totaled approximately $7,000 on the date of issuance and was determined based on the fair value of the company’s common stock at the date of grant.

In January 2005, the Company issued 31,400 shares of its common stock to a consultant in lieu of cash for investor relationship management services.  The value of the shares totaled approximately $27,000 on the date of issuance and was determined based on the fair value of the company’s common stock at the date of grant.

In January 2005, the Company issued 25,000 shares of its common stock to an employee as a bonus for work performed in 2004 and 35,000 shares of its common stock to the same employee in lieu of salary for the first quarter of 2005.  The value of the shares totaled approximately $45,000 and was determined based on the fair market value of the Company’s common stock at the date of grant.

In February 2005, the Company issued 60,000 shares of its common stock to a law corporation in lieu of cash for legal services previously provided.  The value of the shares totaled approximately $50,000 on the date of issuance and was determined based on the fair value of the company’s common stock at the date of grant.

In February 2005, the Company issued 100,000 shares of its common stock to a business development firm for services.  The value of the shares totaled approximately $83,000 on the date of issuance and was determined based on the fair value of the company’s common stock at the date of grant.

In February 2005, the Company issued 5,882 shares of its common stock to a consultant in lieu of cash for marketing and advertising services.  The value of the shares totaled approximately $7,000 on the date of issuance and was determined based on the fair value of the company’s common stock at the date of grant.

In March 2005, the Company issued 7,400 shares of its common stock to a law corporation in lieu of cash for legal services provided.  The value of the shares totaled approximately $10,000 on the date of issuance and was determined based on the fair value of the company’s common stock at the date of grant.

In March 2005, the Company issued 16,596 shares of its common stock to a business development firm in lieu of cash for services provided.  The value of the shares totaled approximately $21,000 on the date of issuance and was determined based on the fair value of the company’s common stock at the date of grant.

Shares Issued upon Conversion of Series A Preferred Stock

In February 2005, the Company issued 352,942 shares of common stock upon conversion request made by holders on the Company’s Series A Convertible Preferred Stock.  The transaction reclassified approximately $300,000 of value from Preferred Stock to common stock.

In March 2005, the Company issued 162,000 shares of common stock upon a conversion request made by holders on the Company’s Series A Convertible Preferred Stock. The transaction reclassified approximately $137,000 of value from Preferred Stock to common stock.

Securities Sold

In February 2005, pursuant to an additional investment right related to a Securities Purchase Agreement dated September 2004, the investor exercised that right providing for the sale of 294,118 shares of common stock at a purchase price of $0.85 per share for approximately $250,000, less transaction related fees.  For each share purchased, the investor also received one warrant entitling the holder to purchase one share of common stock at an exercise price of $1.10, valued at approximately $300,000, within five years from the date of grant.  A commission of 29,411 shares of common stock and 44,118 stock purchase warrants was issued to a consulting firm that provided transaction related services, for a fair value of approximately $25,000 for the common stock and $45,000 for the warrants, was treated as an offset to the related equity raised.  The value of the warrants was estimated using the Black-Scholes pricing model with the following assumptions:  risk-free interest of 3.91%; dividend yield of 0%; volatility factor of the expected market price of the Company’s common stock of 124%; and a term of 5 years.

Health Sciences Group, Inc. and Subsidiaries

NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

March 31, 2005 and 2004 (unaudited)

NOTE 7 – STOCKHOLDERS’ EQUITY, CONTINUED

Securities Sold, Continued

The Company is required to file a registration statement covering the common shares underlying the warrants.  Pursuant to EITF 00-19, “Accounting for Derivative Financial Instruments Indexed to, and Potentially Settled in, a Company’s Own Stock”, the shares have been recorded as a warrant liability until the Company has obtained an effective registration statement.  Upon the completion of the registration statement, the net value of the shares shall be recorded as additional paid-in capital. The net value of the warrants at March 31, 2005 is approximately $366,000.  The approximate $21,000 increase in fair value has been included in other income (expense).

Options Exercised

In February 2005, the Company issued 550,000 shares of common stock to two individuals upon the exercise of stock options with an exercise price of $0.75 per share.  Proceeds to the Company from the option exercise totaled approximately $412,500.

In March 2005, the Company issued 83,334 shares of common stock to an individual upon the exercise of stock options with exercise price of $0.60 per share.  Proceeds to the Company from the option exercise totaled approximately $50,000.

In March 2005, the Company issued 50,000 shares of common stock to an individual upon the exercise of stock options with exercise price of $1.00 per share.  Proceeds to the Company from the option exercise totaled approximately $50,000.

In March 2005, the Company issued 85,000 shares of common stock to a consulting firm upon a cashless exercise of stock options with an exercise price of $1.00 per share.

Convertible Preferred Stock

Private Placement – Series C Convertible Preferred Stock

In March 2005, the Company has authorized the sale of 5,000 units and commenced a Private Placement to accredited investors for the sale of 3,166 units of the Company’s Series C Convertible Preferred Stock (“Series C Preferred”) which has a par value of $0.001 per share and a face value of $1,000. The Series C Preferred shall be convertible into common stock at the fixed conversion price of $1.10 per share.  Each unit of Series C Preferred in convertible into 909 shares of common stock and has voting rights equal to the common stock into which the Series C Preferred is convertible. The Company received net proceeds of approximately $2,813,000 after commissions, legal and placement fees.

The investors shall be issued common stock purchase warrants in an amount equal to 50% of the number of common shares underlying the Series C Preferred based on the fixed conversion price. The warrants shall have a term of five years and shall have an exercise price equal to $1.60.

For a period beginning on the effectiveness of the registration statement and for ninety (90) days thereafter, the investors shall have the right to make an additional investment equal to fifty percent (50%) of the original amount purchased at the purchase price. Upon the exercise of shares in the Additional Investment Right, the investors shall receive an additional warrant with the same terms and conditions as the warrant issued in the offering.

The Series C Preferred stock has a term of 36 months and shall convert into shares of the Company’s common stock at the earlier of either the request of the Holder at the purchase price per unit, or in twenty-four (24) equal monthly payments beginning in the twelfth (12th) month from closing, ending in the thirty-sixth (36th) month from closing, for all unconverted Series C Preferred. At the option of the Company the amortization shall be paid in either cash or common stock at ninety-three percent (93%) of the average of the twenty (20) day daily VWAP prior to payment.

Health Sciences Group, Inc. and Subsidiaries

NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

March 31, 2005 and 2004 (unaudited)

NOTE 7 – STOCKHOLDERS’ EQUITY, CONTINUED

Private Placement – Series C Convertible Preferred Stock, Continued

The Holders of the Series C Preferred stock shall be entitled to receive dividends at 8% per annum at the end of each calendar quarter and three years from the date of closing payable in cash or, at the Company’s sole discretion, in registered shares of the Company’s common stock at ninety-three percent (93%) of the average of the twenty (20) day daily VWAP prior to payment.

The Company is required to file a registration statement covering the common shares underlying the Series C Preferred Warrants.  Pursuant to EITF 00-19, “Accounting for Derivative Financial Instruments Indexed to, and Potentially Settled in, a Company’s Own Stock”, approximately $1,826,000, the net value of the shares at March 15, 2005, has been recorded as a warrant liability until the Company has obtained an effective registration statement.  The value of the warrants was estimated using the Black-Scholes pricing model with the following assumptions:  average risk-free interest of 4.22%; dividend yield of 0%; average volatility factor of the expected market price of the Company’s common stock of 124%; and a term of 5 years.  Upon the completion of the registration statement, the net value of the shares shall be recorded as additional paid-in capital. The net value of the warrants at March 31, 2005 is approximately $1,502,000.  The approximate $324,000 decrease in fair value has been included in other income (expense).

The Beneficial Conversion Feature (BCF) attributable to the Series C Preferred stock was calculated using the incremental beneficial conversion rate, in accordance with both EITF 98-5 and 00-27, as the BCF and warrant value together exceeded the proceeds of the preferred stock,  is the difference between the preferred stock’s face value and the warrant value. The BCF has been recorded as a discount and will be amortized in accordance with EITF 00-27 using the effective interest method, over the 36month term in a manner similar to a dividend. As the warrant value and the BCF exceeded the proceeds, the effective interest rate exceeds 100%

In conjunction with this offering, the Company incurred non-cash commission expense, treated as an offset to the equity raised, paid via distributions of warrants to purchase common stock.  The Company issued 460,818 warrants, valued at approximately $604,000, entitling the holder to purchase one share of common stock at an exercise price of $1.10 per share, within five years from the date of grant.  The value of the warrants was estimated using the Black-Scholes pricing model with the following assumptions:  average risk-free interest of 4.22%; dividend yield of 0%; average volatility factor of the expected market price of the Company’s common stock of 124%; and a term of 5 years.

Equity Line Increased

In February 2005, the Company modified its existing Equity Line Agreement and increased the maximum funds available from $5,000,000 to $7,500,000 by issuing the original accredited investor 205,882 shares of common stock and 205,882 stock purchase warrants.  The Company also issued 30,882 stock purchase warrants to a firm as commissions for services related to the transaction.  The value of the shares issued totaled approximately $175,000 and was determined based on the fair market value of the Company’s common stock at the date of issuance.

Each warrant enables the investor to purchase one share of common stock at $1.10 per share, valued at approximately $241,000, and expires five years from the transaction date. The value of the warrants was estimated using the Black-Scholes pricing model with the following assumptions:  average risk-free interest of 3.91%; dividend yield of 0%; average volatility factor of the expected market price of the Company’s common stock of 124%; and a term of 5 years.

The Company is required to file a registration statement covering the common shares underlying the warrants.  Pursuant to EITF 00-19, “Accounting for Derivative Financial Instruments Indexed to, and Potentially Settled in, a Company’s Own Stock”, the shares have been recorded as a warrant liability until the Company has obtained an effective registration statement.  Upon the completion of the registration statement, the net value of the shares shall be recorded as additional paid-in capital. The net value of the warrants at March 31, 2005 is approximately $256,000.  The approximate $15,000 increase in fair value has been included in other income (expense).

Health Sciences Group, Inc. and Subsidiaries

NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

March 31, 2005 and 2004 (unaudited)

NOTE 8 – DISCONTINUED OPERATIONS

In October 2004, the Company discontinued the operations of its subsidiary Quality Botanical Ingredients (QBI).  The Company has reclassified its financial statements to segregate the revenues (direct costs and expenses), assets, liabilities and cash flows of the discontinued operations.  The net operating results, net assets, net liabilities, and net cash flows of this entity have been reported as “Discontinued operations,” “Assets of discontinued operations held for sale,” “Liabilities of discontinued operations held for sale,” “Changes in assets of discontinued operations held for sale” and “Changes in liabilities of discontinued operations held for sale.”

In January 2005, QBI’s inventory and fixed assets were sold at auction. The net proceeds received, approximately $194,000, were applied to the line of credit balance due La Salle Business Credit, LLC (La Salle). During the first quarter of 2005, an accounts receivable collection agency, working on behalf of QBI, collected approximately $114,000 that was also applied to the balance due La Salle.

At this time, management estimates that approximately $1,300,000 of the original balance due La Salle will be unsatisfied and that it is probable that the Guarantors will together share joint and severable liability.  However, management can neither provide an accurate estimate of the Company’s pro-rata percentage of the remaining liability to be assumed nor approximate the resulting gain or loss to be realized. As such, the Company continues to account for the full balance due as of March 31, 2005 in Liabilities of discontinued operations held for sale. A complete discussion of the events and circumstances regarding QBI is included in the Company’s annual report on Form 10-KSB which was filed April 15, 2005.

NOTE 9 – SEGMENT INFORMATION

The Company has three business units that have separate management and reporting infrastructures that offered different products and services.  The business units have been aggregated into three reportable segments:  Corporate, Pharmaceutical, and Research and Development.  The Corporate group is the holding company and oversees the operations of the other business units.  The Corporate group also arranges financing and strategic guidance for the entire organization.  The Pharmaceutical group provides in-home pharmaceutical products, primarily in Southern California.  The Research and Development group develops future and present products in the fields of drug delivery, vitamins and minerals, and cosmetic pharmaceuticals.

The accounting policies of the segments are the same as those described in the summary of significant accounting policies (Note 2).  The Company had no intersegment sales for the three months ended March 31, 2005 and 2004.  The Company’s reportable segments are strategic business units that offer different products and services.  They are managed separately because each business requires different technology and marketing strategies.  The Company evaluates the performance of its operating segments based on income from operations, before income taxes, accounting changes, non-recurring items and interest income and expense.

Summarized financial information concerning the Company’s reportable segments is shown in the following table for the three months ended March 31, 2004 (in thousands):

Research and

Discontinued

Corporate

Pharmaceutical

Development

Operations

Consolidated

Sales, net

$

–

$

199

$

4

$

–

$

203

Loss before income taxes

$

(4,131)

$

(78)

$

(30)

$

–

$

(4,239)

Deprec. and amort.

$

136

$

3

$

32

$

–

$

171

Interest expense, net

$

168

$

12

$

–

$

–

$

180

Health Sciences Group, Inc. and Subsidiaries

NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

March 31, 2005 and 2004 (unaudited)

NOTE 9 – SEGMENT INFORMATION, CONTINUED

Summarized financial information concerning the Company’s reportable segments is shown in the following table for the year ended March 31, 2004 (in thousands):

Research and

Discontinued

Corporate

Pharmaceutical

Development

Operations

Consolidated

Sales, net

$

–

$

1,014

$

14

$

–

$

1,028

Loss before income taxes

$

(651)

$

(120)

$

(39)

$

(366)

$

(1,176)

Deprec. and amort.

$

41

$

62

$

24

$

–

$

127

Interest expense, net

$

303

$

18

$

–

$

–

$

321

NOTE 10 – COMMITMENTS AND CONTINGENCIES

Letter of Intent to Acquire Entity

In December 2004, the Company finalized a Letter of Intent to purchase Swiss Research, Inc., a privately-owned wellness product manufacturer.  Swiss Research’s products include weight and cholesterol management, arthritis and diabetes relief and immune support. This transaction is expected to close in the second quarter of 2005.

Legal Proceedings

Fortress Systems, Inc.

QBI is a defendant in a suit seeking $400,000 in damages brought by Fortress Systems, Inc., (“FSI”) Bankruptcy Trustee.  The suit which is pending in the U.S. Bankruptcy Court in Omaha, Nebraska alleges that certain products sold by QBI did not meet specifications of FSI.  While the outcome of the litigation cannot be predicted at this time, the Company is seeking to offset the $400,000 claim against 400,000 shares of its common stock which were issued to the Sellers of QBI’s assets.

Claim of Wrongful Termination

In November 2004, an attorney for Jacob Engel, wrote a letter to the Company alleging that Health Sciences Group, Inc. failed to pay Mr. Engel his salary since January 1, 2004 at the rate of $150,000 per annum and wrongfully terminated his participation in the Company’s health insurance coverage leaving him uninsured for three months during which he incurred medical expenses which would have been covered and compelling his acceptance, with a reservation of rights of COBRA coverage for which he has been obliged to pay premiums since September 2004.  The letter stated that in the event cure is not fully effected by December 5, 2004, Mr. Engel will terminate his Employment Agreement for Good Reason pursuant to the Employment Agreement.  The letter further stated that unless the defaults are fully cured prior to December 5, 2004, in addition to all unpaid base salary since January 1, 2004 through the date of termination and the reimbursement of COBRA payments made by Mr. Engel, the Company will be obligated to pay Mr. Engel one year of his base salary and all accrued vacation pay and to restore Mr. Engel to coverage under the health insurance plan.  The letter further stated that in addition, Mr. Engel is entitled to have his rights in his stock options until December 5, 2005 and that Mr. Engel is owed $18,000 for legal expenses; has a claim for breach of the agreement between him and the Company by which he agreed to accept shares of the Company’s stock in lieu of $100,000 of his 2003 salary and has a claim for the automobile allowance of $350 per month which the Company agreed to provide him. There have been no further developments related to this matter through May 15, 2005.  The Company does not agree with the allegations made and is prepared to vigorously assert its position.

Health Sciences Group, Inc. and Subsidiaries

NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

March 31, 2005 and 2004 (unaudited)

NOTE 11 – SUBSEQUENT EVENTS

Shares Issued for Services

In April 2005, the Company issued 8,000 shares of its common stock to a law corporation in lieu of cash for legal services provided.  The value of the shares totaled approximately $10,000 on the date of issuance and was determined based on the fair value of the company’s common stock at the date of grant.

In April 2005, the Company issued 5,600 shares of its common stock to a consultant in lieu of cash for marketing and advertising services.  The value of the shares totaled approximately $7,000 on the date of issuance and was determined based on the fair value of the company’s common stock at the date of grant.

Shares Issued to Officers

In April 2005, the Company issued 120,000 and 110,000 shares to Messrs Tannous and Glaser respectively for salary and vacation compensation accrued during 2004. The value of the shares totaled approximately $92,000 and $85,000, respectively, and was based on the fair value of the Company’s stock on the day the Board authorized the grant.

Shares Issued upon Conversion of Series B Preferred Stock

In April 2005, the Company issued 294,117 shares of common stock upon conversion request made by holders on the Company’s Series B Convertible Preferred Stock.  The transaction reclassified approximately $250,000 of value from Preferred Stock to common stock.

In May 2005, the Company issued 58,823 shares of common stock upon conversion request made by holders on the Company’s Series B Convertible Preferred Stock.  The transaction reclassified approximately $50,000 of value from Preferred Stock to common stock.

Shares Issued for Preferred Interest

In April 2005, the Company issued 12,353 shares of common stock in lieu of cash for approximately $11,000 interest due Series B Preferred Stock holders.

Shares Issued for Debenture Interest

In April 2005, the Company issued 56,235 shares of common stock in lieu of cash for approximately $48,000 interest due debenture holders for the twelve months ended April 30, 2005.

Suspended Operations

In May 2005, management determined that its pharmaceutical operations were inconsistent with the Company’s revised strategic direction of identifying, developing and commercializing nutritional products and functional food ingredients and therefore elected to suspend its pharmaceutical operations and layoff its employees in order to conserve cash.  Efforts are currently underway to sell its pharmaceutical operations to several interested parties. As management has made the determination subsequent to March 31, 2005 in accordance with SFAS No. 144 “Accounting the Impairment or Disposal of Long-Lived Assets” the subsidiary has not been show as a discontinued operation as of March 31, 2005.

PART II

INFORMATION NOT REQUIRED IN PROSPECTUS

Item 24.

Indemnification of Directors and Officers

Under the General Corporation Law of the State of Colorado, we can indemnify our directors and officers against liabilities they may incur in such capacities, including liabilities under the Securities Act of 1933, as amended (the “Securities Act”).  Our certificate of incorporation provides that, pursuant to Colorado law, our directors shall not be liable for monetary damages for breach of the directors’ fiduciary duty of care to us and our stockholders.  This provision in the certificate of incorporation does not eliminate the duty of care, and in appropriate circumstances equitable remedies such as injunctive or other forms of nonmonetary relief will remain available under Colorado law.  In addition, each director will continue to be subject to liability for breach of the director’s duty of loyalty to us or our stockholders, for acts or omissions not in good faith or involving intentional misconduct or knowing violations of the law, for actions leading to improper personal benefit to the director, and for payment of dividends or approval of stock repurchases or redemptions that are unlawful under Colorado law.  The provision also does not affect a director’s responsibilities under any other law, such as the federal securities laws or state or federal environmental laws.

Our bylaws provide for the indemnification of our directors and officers to the fullest extent permitted by the Colorado General Corporation Law.  We are not, however, required to indemnify any director or officer in connection with any (a) unlawful misappropriation of corporate assets, (b) disclosure of confidential information or (c) any other breach of such director or executive officer’s duty to us or our stockholders.  We are required to advance, prior to the final disposition of any proceeding, promptly on request, all expenses incurred by any director or executive officer in connection with that proceeding on receipt of an undertaking by or on behalf of that director or executive officer to repay those amounts if it should be determined ultimately that he or she is not entitled to be indemnified under our bylaws or otherwise.

Item 25.

Other Expenses of Issuance and Distribution

The following table sets forth the costs and expenses, other than underwriting discounts and commissions, if any, payable by the Registrant relating to the sale of common stock being registered.  All amounts are estimates except the Securities and Exchange Commission registration fee.

Securities and Exchange Commission registration fee	$ 873
Printing and engraving expenses	15,000
Legal fees and expenses	55,000
Accounting fees and expenses	10,000
Transfer agent and registrar’s fees and expenses	5,000
Miscellaneous expenses	4,000
Total	$ 89,873

Item 26.

Recent Sales of Unregistered Securities

During the last three years, we have issued unregistered securities to the persons, as described below.  None of these transactions involved any underwriters, underwriting discounts or commissions, except as specified below, or any public offering, and we believe that each transaction was exempt from the registration requirements of the Securities Act of 1933 by virtue of Section 4(2) thereof and/or Regulation D promulgated thereunder.  All recipients had adequate access, through their relationships with us, to information about us.

Shares Issued in 2002

In December 2002 we issued an aggregate of 707,229 shares of common stock to Fred E. Tannous and Bill Glaser in consideration of the cancellation of promissory notes and accrued interest aggregating $388,976.  These shares were issued pursuant to Section 4(2) of the Act.

In December 2002, we issued an aggregate of 744,056 shares to Messrs. Fred E. Tannous and Bill Glaser in consideration of $409,231 in services rendered.  These shares were issued pursuant to Section 4(2) of the Act.

Shares Issued As Stock Bonuses To Employees

In July 2002 and January 2003 we issued an aggregate of 11,250 shares to two of our employees as stock bonuses for services of $11,500.

Stock Issued To Outside Consultants

We issued an aggregate of 1,711,632 shares to nine consultants who provided marketing services, research services, investor relation services and legal services for an aggregate of $1,965,722 in services provided by such consultants:  American Financial Communications, Inc. (“AFC”), Steve Davis, The Research Works, Liviakis Financial Communications, Redwood Consultants, LLC, Eric Richardson, and XXR Consulting, LLC.   These shares were issued pursuant to Section 4(2) of the Act.  Pursuant to Settlement and Release Agreement dated September 19, 2002 we were also required to issue an additional 200,000 shares of common stock to AFC in consideration of the settlement.

Shares Issued to Third Parties For Conversion of Notes

In February 2001 and December 2002, we issued 213,066 shares to two parties, H.S. Branch and Brindley Mill Capital, LLC and for the cancellation of $169,126 of Promissory Notes.  In connection with these transactions we issued to Brindley Mill Capital, LLC, a warrant to purchase 193,066 shares of common stock at an exercise price of $1.00 per share.  These securities were issued pursuant to Section 4(2) of the Act.

Shares Issued in Private Placement Transactions

Ritger Private Placement

From June 2002 through July 2003, we sold an aggregate of 584,596 shares of common stock to William Ritger for an aggregate consideration of $372,640 pursuant to Section 4(2) of the Act and issued Mr. Ritger warrants to purchase an aggregate 510,902 shares at $0.90 per share.  We also issued 6,944 shares for $3,902 to Michael Ritger, Mr. William Ritger’s son, on the same exemption.

January though March 2003 Private Placement

From January through March 2003 we issued 264,546 shares of common stock to four investors in a private placement, Larry Dubb, Seaside Partners LP, Michael Pisani and Joe Hines, for aggregate consideration of $148,700 which sum includes a $25,200 note and interest converted by Joseph Hines.  We also issued warrants to these investors to purchase an aggregate of 264,546 shares of common stock at $1.00 per share.  These securities were issued pursuant to Section 4(2) of the Act.

April 2003 Private Placement

In April 2003 we issued 132,727 shares of common stock to three investors, Michael Weiss, Michael Pisani and Robert Bisgeier for aggregate consideration of $106,100.  We also issued to these investors warrants to purchase an aggregate of 132,727 shares at prices ranging from $1.00 to $1.25 per share.

Securities Purchase Agreements

In February and March 2003, we entered into Securities Purchase Agreements providing for the sale of 224,546 units, comprised of 224,546 shares of the Company’s Common Stock and 224,546 Common Stock purchase warrants at $0.55 per unit.  The shares are restricted pursuant to Rule 144 of the Securities Act of 1933.  Each warrant entitles the holder to purchase one share of Common Stock at an exercise price of $1.00.  The warrants expire three years from the date of grant.  Proceeds from the sale of shares and warrants totaled $123,500.  We have agreed to register the shares of Common Stock included in the units and underlying the warrants.

In April 2003, we entered into Securities Purchase Agreements providing for the sale of 110,000 units, comprised of 110,000 shares of the Company’s Common Stock and 110,000 Common Stock purchase warrants at $0.90 per unit.  The shares are restricted pursuant to Rule 144 of the Securities Act of 1933.  Each warrant entitles the holder to purchase one share of Common Stock at an exercise price of $1.25.  The warrants expire three years from the date of grant.  Net proceeds from the sale of shares and warrants through April 8, 2003 totaled $93,600.  We have agreed to register the Common Stock included in the units and the warrants.

The Company entered into a Securities Purchase Agreement in September 2004, providing for the sale of 294,118 shares of common stock at a purchase price of $0.85 per share.  For each share purchased, the buyer also received one warrant.  Each warrant entitles the holder to purchase one share of common stock at an exercise price of $1.10 within five years from the date of grant.  This private placement was offered and sold only to accredited investors. All shares and warrants related to this transaction are restricted under Rule 144 and exempt from the registration provisions pursuant to the Securities Act of 1933.  This financing also includes a “Green Shoe” provision entitling the investors to purchase up to an additional $250,000 of common stock and attached warrant on the same terms for a period one hundred and twenty days following the effective date of closing.

In May and June 2003, we issued 61,824 units, comprised of 61,824 shares of its common stock and 61,824 common stock purchase warrants, at prices ranging from $0.90 to $1.25 per unit.  The units were issued pursuant to Security Purchase Agreements for net proceeds totaling $52,700.  The transactions described above were exempt from the registration requirements of the Securities Act pursuant to Section 4(2) thereof.

In July 2003, the Company entered into Security Purchase Agreements providing for the sale of 58,823 units comprised of 58,823 shares of the Company’s common stock and 58,823 common stock purchase warrants at $0.85 per unit.  Each warrant entitles the holder to purchase one share of common stock at $1.25 per share.  The warrants are for a term of three years.  Net proceeds from the sale of the units totaled $50,000.  The units were sold to a few accredited investors under Section 4(2) of the Securities Act of 1933.

In September 2004, the Company entered into a Security Purchase Agreement providing for the sale of 294,118 units comprised of 294,118 shares of the Company’s common stock and 294,118 common stock purchase warrants at $0.85 per unit.  Each warrant entitles the holder to purchase one share of common stock at $1.10 per share.  The warrants are for a term of five years.  Net proceeds from the sale of the units totaled $215,000.  The units were sold to an accredited investor under Section 4(2) of the Securities Act of 1933.

In September 2004, the Company entered into an Equity Line Purchase Agreement providing for the sale of up to $5,000,000 of the Company’s common stock.  The Agreement provides the Company with the right to exercise a put option of up to $500,000 per week subject to certain conditions.  The Company issued 572,000 shares of common stock as a commitment fee for the Agreement.  The Agreement was entered into with an accredited investor under Section 4(2) of the Securities Act of 1933.

The above private placements should not be integrated with this offering because they are not part of the same plan of financing as this offering is not designed to raise capital for the registrant.

Shares Issued in Connection with Business Acquisitions

In December 2001, we acquired XCEL Healthcare, Inc. and BioSelect Innovations, Inc. from its shareholders, consisting of three individuals, in return for 855,000 shares of our unregistered common stock and other consideration.  These shares were issued pursuant to Section 4(2) of the Act.  The shares were valued at $3,902,464 in the aggregate.  We also issued 46,000 shares of common stock to a finder in connection with the acquisition, valued at $209,760.

In February 2003, effective January 1, 2003, we purchased substantially all assets and assumed certain liabilities of Quality Botanical Ingredients, Inc., a New Jersey corporation (now known as AAA Health Products, Inc.) (“AAA”) pursuant to an Asset Purchase Agreement for 1,200,000 shares of the Company’s common stock, which includes 433,333 shares placed in an escrow account and 200,000 shares issued to consultants for services provided to the Company relating to the acquisition.  The value of the shares was determined based on the average closing market price of the Company’s common stock over the two-day period before and after the terms of the acquisition were agreed to and announced.  Shares placed in escrow totaling 433,333 are subject to set-off of any accounts receivable remaining after 150 days from the closing date.  The remaining 100,000 shares are subject to settlement of any indemnity claims.  Additional shares, not to exceed 1,250,000 of the Company’s common stock were to be issued to the seller should the closing price of the Company’s common stock not achieve certain levels after one year from the closing date.  An additional 200,000 shares shall be issued to the seller upon reaching certain levels of gross revenues and gross operating margins as compared to its 2001 financial results.  Pursuant to the Agreement, we contributed $200,000 to AAA, which was used as payment to AAA’s creditors.  We also contributed $400,000 to AAA, of which, $350,000 was used to pay down QBI’s line of credit and the remaining $50,000 was paid as a loan fee.  Within 90 days from the date of close, we were required to contribute and additional $100,000 to QBI to be used to pay down debt assumed during the acquisition.

In October 2004, pursuant to the terms of an Agreement and Plan of Acquisition by and between the Company, Polymann Technologies, Inc., and UTEK Corporation, the Company issued 1,160,000 shares of common stock to UTEK Corporation upon the closing of an acquisition.  The shares were issued in reliance upon exemptions from registration pursuant to Section 4(2) under the Securities Act of 1933, as amended, and Rule 506 promulgated thereunder.

In February 2005, the Company acquired Open Cell Biotechnologies, Inc. (OCBI), a wholly-owned subsidiary of UTEK Corporation in a tax-free stock-for-stock exchange.  OCBI holds a license to a patented technology known as Edible Sponges.  The Company issued 822,845 unregistered shares of its common stock valued at approximately $955,000, based on the fair market value of the Company’s common stock at the date of issuance, to UTEK Corporation in exchange for 100% of the issued and outstanding shares of capital stock of OCBI.  The shares issued in the exchange are restricted and may only be resold pursuant to the requirements of the Securities Act of 1933.  The amount of consideration was determined by arms-length negotiations between the parties and the exchange was consummated in accordance with applicable law. Upon acquisition of OCBI the Company performed the significance test under Item 310 (c)(2)(iii) of Regulation S-B and determined the transaction to be immaterial.

Shares Issued in Connection with Consulting Agreements

In January 2003, we entered into an agreement with a consultant, unrelated to us, to provide financial relations services.  The agreement required us to grant the consultant options to purchase 125,000 shares of the Company’s common stock at an exercise price of $0.55 per share.  We terminated the agreement in May 2003.  The estimated value of the options total approximately $54,000.  The value of the options was estimated using the Black-Scholes option pricing model with the following assumptions:  average risk-free interest of 2.00%; dividend yield of 0%; volatility factor of the expected market price of the Company’s common stock of 140%; and a term of three years.

In February 2003, we issued 8,761 shares of common stock to a consultant for public relations services.  The value of the shares totaled approximately $3,500 at the date of issuance and was determined based on the fair market value of the Company’s common stock at the date of issuance.

In March 2003, we entered into an agreement with a consultant to provide investor relations services through September 11, 2003.  We issued a total of 90,000 shares of the restricted common stock to the consultant as consideration for the services to be provided.  The value of the shares issued totaled approximately $66,000 at the date of issuance and was determined based on the fair market value of the Company’s common stock at the date of issuance.

In June 2003, the Company issued 12,041 shares of its common stock to two consultants for business development services.  The shares were valued at approximately $7,000.

In June 2003, the Company issued 51,705 shares of its common stock to a former consultant pursuant to a Settlement and Release Agreement.  The shares were valued at approximately $32,000.

In September 2004, we issued 25,000 shares of common stock to a consultant for public relations services.  The value of the shares totaled approximately $15,000 at the date of issuance and was determined based on the fair market value of the Company’s common stock at the date of issuance.  This transaction was entered into pursuant to Section 4(2) of the Act.

Options Exercised

In February 2005, the Company issued 550,000 shares of common stock to two individuals upon the exercise of stock options with an exercise price of $0.60 per share.  Proceeds to the Company from the option exercise totaled approximately $330,000.

In March 2005, the Company issued 83,334 shares of common stock to an individual upon the exercise of stock options with exercise price of $0.60 per share.  Proceeds to the Company from the option exercise totaled approximately $50,000.

In March 2005, the Company issued 50,000 shares of common stock to an individual upon the exercise of stock options with exercise price of $1.00 per share.  Proceeds to the Company from the option exercise totaled approximately $50,000.

In March 2005, the Company issued 85,000 shares of common stock to a consulting firm upon a cashless exercise of stock options with an exercise price of $1.50 per share.

In March 2005, the Company issued 50,000 shares of common stock to an individual upon the exercise of stock options with an exercise price of $1.00 per share.  Proceeds to the Company from the option exercise totaled approximately $50,000.

Shares Issued for Dividends, Interest and Penalties

In January 2005, the Company issued 54,545 shares of common stock in lieu of cash for interest due to the debenture holders.

In February 2005, the Company issued 611,762 shares of common stock in lieu of cash for dividends and penalties due to holders of the Company’s Series A Preferred Stock.  This distribution satisfied approximately $360,000 of accrued penalties and $139,000 of dividends payable on the books as of December 31, 2004.

Shares Issued for Services

In January 2005, the Company issued 8,750 shares of its common stock to a consultant in lieu of cash for marketing and advertising services.  The value of the shares totaled approximately $7,000 on the date of issuance and was determined based on the fair value of the company’s common stock at the date of grant.

In January 2005, the Company issued 31,400 shares of its common stock to a consultant in lieu of cash for investor relationship management services.  The value of the shares totaled approximately $27,000 on the date of issuance and was determined based on the fair value of the company’s common stock at the date of grant.

In January 2005, the Company issued 25,000 shares of its common stock to an employee as a bonus for work performed in 2004 and 35,000 shares of its common stock to the same employee in lieu of salary for the first quarter of 2005.  The value of the shares totaled approximately $45,000 and was determined based on the fair market value of the Company’s common stock at the date of grant.

In February 2005, the Company issued 60,000 shares of its common stock to a law corporation in lieu of cash for legal services previously provided.  The value of the shares totaled approximately $50,000 on the date of issuance and was determined based on the fair value of the company’s common stock at the date of grant.

In February 2005, the Company issued 100,000 shares of its common stock to a business development firm for services.  The value of the shares totaled approximately $83,000 on the date of issuance and was determined based on the fair value of the company’s common stock at the date of grant.

In February 2005, the Company issued 5,882 shares of its common stock to a consultant in lieu of cash for marketing and advertising services.  The value of the shares totaled approximately $7,000 on the date of issuance and was determined based on the fair value of the company’s common stock at the date of grant.

In March 2005, the Company issued 7,400 shares of its common stock to a law corporation in lieu of cash for legal services provided.  The value of the shares totaled approximately $10,000 on the date of issuance and was determined based on the fair value of the company’s common stock at the date of grant.

In March 2005, the Company issued 16,596 shares of its common stock to a business development firm in lieu of cash for services provided.  The value of the shares totaled approximately $21,000 on the date of issuance and was determined based on the fair value of the company’s common stock at the date of grant.

In April 2005, the Company issued 8,000 shares of its common stock to a law corporation in lieu of cash for legal services provided.  The value of the shares totaled approximately $10,000 on the date of issuance and was determined based on the fair value of the company’s common stock at the date of grant.

In April 2005, the Company issued 5,600 shares of its common stock to a consultant in lieu of cash for marketing and advertising services.  The value of the shares totaled approximately $7,000 on the date of issuance and was determined based on the fair value of the company’s common stock at the date of grant.

In April 2005, the Company issued 120,000 and 110,000 shares to Messrs. Tannous and Glaser respectively for salary and vacation compensation accrued during 2004. The value of the shares totaled approximately $92,000 and $85,000, respectively, and was based on the fair value of the Company’s stock on the day the Board authorized the grant.

Institutional Placements

In February 2005, pursuant to an additional investment right related to a Securities Purchase Agreement dated September 2004, the investor exercised that right providing for the sale of 294,118 shares of common stock at a purchase price of $0.85 per share for approximately $250,000.  For each share purchased, the investor also received one warrant entitling the holder to purchase one share of common stock at an exercise price of $1.10 within five years from the date of grant.  A commission of 29,411 shares of common stock and 44,118 stock purchase warrants was issued to a firm that provided transaction related services.

In March 2005, the Company has authorized the sale of 5,000 units and commenced a Private Placement to accredited investors for the sale of 3,166 units of the Company’s Series C Convertible Preferred Stock (“Series C Preferred”) which has a par value of $0.001 per share and a face value of $1,000. The Series C Preferred shall be convertible into common stock at the fixed conversion price of $1.10 per share.  The Series C Preferred has voting rights equal to the common stock into which the Series C Preferred is convertible. The Company received net proceeds of approximately $2,813,000 after commissions, legal and placement fees.

In February 2005, the Company modified its existing Equity Line Agreement and increased the maximum funds available from $5,000,000 to $7,500,000 by issuing the original accredited investor 205,882 shares of common stock and 205,882 stock purchase warrants.  The Company also issued 30,882 stock purchase warrants to a firm as commissions for services related to the transaction.  The value of the shares issued totaled approximately $175,000 and was determined based on the fair market value of the Company’s common stock at the date of issuance.  Each warrant enables the investor to purchase one share of common stock at $1.10 per share, and expires five years from the transaction date.

Shares Issued in Connection with Convertible Debentures

In February 2003, we sold $300,000 of convertible debentures pursuant to a Securities Purchase Agreement with Brivis/Stranco, which was assigned to Cedar Crescent Holdings, Ltd., a selling shareholder.  Additionally, we issued 571,428 of common stock purchase warrants to the debenture holders.  Each warrant entitles the holder to purchase one share of common stock at an exercise price of $0.60.  The warrants expire in February 2008.  The debentures accrue interest at 12% per annum.  The unpaid principal and accrued interest is due on February 24, 2005.  The notes are collateralized by a second position in substantially all assets of the Company and shares owned by the officers and major shareholders of the Company.  Commencing July 24, 2003, the debentures can be converted at $0.525 per share.  We will also issue 79,637 shares to the Debenture holder in payment of interest on the Debentures and other charges.  The estimated relative fair value of the warrants totaled approximately $174,000 at the date of issuance.  The value of the warrants was estimated using the Black-Scholes option pricing model with the following assumptions:  average risk-free interest of 2.82%; dividend yield of 0%; volatility factor of the expected market price of the Company’s common stock of 142%; and a term of five years.

Additionally, we granted 85,712 stock purchase warrants to two consultants as consulting services relating to the convertible debentures sold by the Company.  Each warrant entitles the holder to purchase one share of common stock at an exercise price of $0.60.  The warrants expire in February 2008.  The estimated value of the warrants totaled approximately $71,000 at the date of issuance.  The value of the warrants was estimated using the Black-Scholes option pricing model with the following assumptions:  average risk-free interest of 2.82%; dividend yield of 0%; volatility factor of the expected market price of the Company’s common stock of 142%; and a term of five years.

In May 2003 we issued a 12% $500,000 convertible debenture with warrants to Castlerigg Master Investments, Ltd., a selling shareholder.  The debenture is due May 21, 2005 and is convertible into 588,235 shares of our common stock and the warrants exercisable for 588,235 shares of our common stock at $1.25 per share.  We will also issue 70,588 shares in lieu of cash interest to the debenture holder.  As part of this transaction we issued 88,235 identical warrants to Vestcom.  In September 2004, we revalued the exercise price for the warrants issued to the debenture holder pursuant to a subsequent financing agreement to change the exercise price from $1.25 to $1.10.

Shares Issued in Connection with Series A and B Convertible Preferred Offerings

In September 2003 we closed on a private placement of Units consisting of one share of Series A Convertible Preferred Stock and one warrant to buy a share of common stock.  We sold $2,000,000 of Units at $.85 per Unit.  Spencer Trask Ventures, Inc. acted as introducing Agent and received a commission of 10% gross proceeds, 3% non-accountable expense allowance, warrants for 20% of the underlying shares sold and 500,000 shares of common stock for acting as our Consultant through August 2005.  The offering was limited to accredited investors.  We estimate that the Series A Convertible Preferred Stock and the warrants are convertible and exercisable, respectively on a one-for-one basis, into our common stock.

In the spring of 2004, we closed on a $750,000 institutional private placement of Series B Convertible Preferred Stock.  882,353 shares of common stock are issuable upon conversion of the Series B Preferred Stock at a conversion price of $0.85 per share.  In this transaction, we also issued: 88,235 shares of common stock issuable upon exercise of a warrant held by First Montauk Securities (“Montauk”), a placement agent, exercisable at $.85 per share, issued in connection with the private placement of Series B Convertible Preferred Stock; (i) 441,180 shares issuable upon exercise of a Series B warrant at $1.25 per share issued to the purchasers of the Series B Convertible Preferred Stock; (ii) 441,180 shares issuable upon exercise of a Series C warrant at $1.50 per share issued to the purchasers of the Series B Convertible Preferred Stock; (iii) 441,180 shares issuable upon exercise of a Series D warrant at $1.25 per share issued to the purchasers of the Series B Convertible Preferred Stock if the purchaser invests $750,000 in additional shares of Series B Preferred Stock within 90 days of April 21, 2004; (iv) 441,180 shares issuable upon exercise of a Series E warrant at $1.50 per share issued to the purchasers of the Series B Convertible Preferred Stock if the purchaser invests $750,000 in additional shares of Series B Preferred Stock within 90 days of April 21, 2004.  Montauk also received cash fees of 13% of the gross proceeds of the placement.

Other Issuances

In October 2003 we issued an aggregate of 400,000 shares to certain of our officers and key management and 12,000 shares to a consultant.

The issuances mentioned above involve “restricted securities” because the issuances were made in reliance upon the exemption from registration provided by Section 4(2) of the 1933 Act for private placements.

Item 27.  Exhibits

Exhibit

No.

Description of Exhibits

3.1(1)

Articles of Incorporation

3.2(1)

By-laws

3.3(1)

Amendment to the Articles of Incorporation of iGoHealthy.com

3.4(11)

Certificate of Designation, Series A Convertible Preferred Stock

3.4.2

Certificate of Designation of Series B Convertible Preferred Stock

3.4.3

Certificate of Designation, Series C Convertible Preferred Stock

4.1(1)

Specimen of common stock Certificate

5

Opinion and Consent of Kirkpatrick & Lockhart Nicholson Graham regarding legality of the shares being registered, to be supplied by amendment

10.1(1)

Contract for Services Agreement between Stephen Davis and iGoHealthy.com, Inc.

10.1.1(10)

Continuing Unconditional Corporate Guaranty of the Company dated February 25, 2003.

10.6*

Settlement Agreement and Mutual General Release between Founding Advisors, Inc. and Health Sciences group, Inc. dated February 27, 2003

10.7.1*

Securities Purchase Agreement by and between Health Sciences Group, Inc. and Brivis Investments, Ltd. and Stranco Investments, Ltd. dated February 22, 2003

10.7.2*

Convertible Debenture Agreement issued to Brivis Investment, Ltd.

10.7.3*

Convertible Debenture Agreement issued to Stranco Investment, Ltd.

10.7.3B

Amendment Agreement with Cedar Crescent Holdings, Inc. and Castlerigg Master Investments, January 9, 2004

10.7.4*

Stock Purchase Warrant issued to Brivis Investment, Ltd.

10.7.5*

Stock Purchase Warrant issued to Stranco Investment, Ltd.

10.7.6*

Stock Purchase Warrant issued to FCIM Corporation

10.7.7*

Stock Purchase Warrant issued to George Matin

10.7.8*

Registration Rights Agreement

10.7.9*

Security Agreement made by and between Health Sciences Group, Inc., XCEL Healthcare, Inc., BioSelect Innovations, Inc. and Brivis Investments, Ltd., Stranco Investments, Ltd.

10.7.10*

Pledge and Security Agreement by and Between Fred E. Tannous, Bill Glaser and Brivis Investments, Ltd., Stranco Investments, Ltd.

10.7.11*

Escrow Agreement Between Health Sciences Group, Inc. and Brivis Investments, Ltd. and Stranco Investments, Ltd.

10.8.1*

Loan and Security Agreement between XCEL Healthcare, Inc. and Meridian Commercial Healthcare Finance, LLC.

10.8.2*

Indemnification Agreement by Fred E. Tannous

10.8.3*

Indemnification Agreement by Bill Glaser

10.8.4*

Corporate Guaranty made by Health Sciences Group, Inc. in favor of Meridian Commercial Healthcare Finance, LLC.

10.8.5*

Subordination Agreement among XCEL Healthcare, Inc., Mac Rosenstein and Meridian Commercial Healthcare Finance, LLC.

10.8.6*

Subordination Agreement among XCEL Healthcare, Inc., Moe Gelber and Meridian Commercial Healthcare Finance, LLC.

10.8.7*

HIPAA Business Associate Addendum by and between XCEL Healthcare, Inc. and Meridian Commercial Healthcare Finance, LLC.

10.9(11)

Spencer Trask Designee Stock Purchase Warrant, 385,530 shares

10.10(11)

Form of Spencer Trask Stock Purchase Warrant, 385,529 shares

10.11(11)

Spencer Trask Consulting Agreement, July 7, 2003

10.12(11)

Spencer Trask Amendment to Consulting Agreement, No. 1, August 7, 2003

10.12.1(11)

Modification of Spencer Trask Designee Warrants, Form of, August 2003

10.13(11)

Executive Employment Agreement, dated August 11, 2003, with Jacob Engel

10.13.1(11)

Stock Option Agreement, Jacob Engel, 2,000,000 shares, August 11, 2003

10.14(11)

12% Debenture, May 21, 2003, Castlerigg Master Investments, Ltd.

10.15(11)

Securities Purchase Agreement, May 21, 2003, Castlerigg Master Investments, Ltd.

10.16(11)

Registration Rights Agreement, May 21, 2003, Castlerigg Master Investments, Ltd

10.17(11)

Warrant to Purchase 588,235 shares of common stock, Castlerigg Master Investments, Ltd.

10.18(11)

Warrant to Purchase 88,235 shares of common stock, Vestcom

10.19(11)

Security Agreement, May 21, 2003, Castlerigg Master Investments, Ltd.

10.20(11)

Consulting Agreement, August 1, 2003, Steven Antebi

10.21(11)

Warrant Certificate, 2,000,000 shares, Steven Antebi, August 1, 2003

10.22(11)

2003 Stock Option, Deferred Stock & Restricted Stock Plan

10.23(11)

Form of Subscription Agreement for Series A Convertible Preferred Stock

10.24(11)

Registration Rights Agreement for Series A Convertible Preferred Stock, Form of

10.25(11)

common stock Purchase Warrant, Form of, for Series A Convertible Preferred Stock Offering

10.26(11)

Indemnity Agreement, August 1, 2003 with Jacob Engel, Fred Tannous, Bill Glaser and William T. Walker

10.27(12)

Series B Convertible Preferred Stock Purchase Agreement, April 21, 2004

10.28(12)

Registration Rights Agreement pertaining to Series B Stock, April 21, 2004

10.29(12)

Form of Series B warrant pertaining to Series B Stock

10.30(12)

Form of Series C warrant pertaining to Series B Stock

10.31(12)

Form of Series D warrant pertaining to Series B Stock

10.32(12)

Form of Series E warrant pertaining to Series B Stock

10.33(12)

Forbearance Agreement with LaSalle Business Credit, LLC, March 11, 2004

10.34(13)

Acquisition of Polymann Technologies, Inc. dated October 25, 2004 between Health Sciences Group, Inc. and UTEK Corporation

10.35(13)

Acquisition of Apple Peel Technologies, Inc. dated November 22, 2004 between Health Sciences Group, Inc. and UTEK Corporation

10.36(13)

Stock Purchase Agreement between Health Sciences Group, Inc. and Castlerigg Master Investments, Ltd. dated September 14, 2004

10.37(13)

Stock Purchase Warrant for 117,647 shares, Castlerigg Master Investments, Ltd. dated September 14, 2004

10.38(13)

Registration Rights Agreement between Health Sciences Group, Inc. and Castlerigg Master Investments, Ltd. dated September 14, 2004

10.39(13)

Stock Purchase Warrant for 17,647 shares, Vestcom, Ltd. dated September 14, 2004

10.40(13)

Equity Line Purchase Agreement between Health Sciences Group, Inc. and Vestcap International Management, Ltd. dated September 27, 2004

10.41(13)

Stock Purchase Warrant for 672,000 shares, Vestcap International Management, Ltd. dated September 27, 2004

10.42(13)

Registration Rights Agreement between Health Sciences Group, Inc. and Vestcap International Management, Ltd. dated September 27, 2004

10.43

Agreement and Plan of Acquisition of Open-Cell Biotechnologies, Inc., effective February 21, 2005

10.44

Series C Convertible Stock Purchase Agreement, March 15, 2005.

10.45

Registration Rights Agreement for Series C Convertible Preferred Stock, March 15, 2005

10.46

Form of Warrant Agreement for Series C Convertible Preferred stock, March 15, 2005

10.47

Asset Purchase Agreement, Swiss Research, Inc., December 24, 2004

10.48

Amendment to Asset Purchase Agreement, Swiss Research, Inc., May 19, 2005

21

List of subsidiaries

23

Consent of Stonefield Josephson, Inc., Certified Public Accountants

23.2

Consent of Counsel (See Exhibit 5)

99.1.3(10)

Press Release dated February 26, 2003.

99.1.4(7)

Stock Purchase and Share Exchange Agreement by and among Health Sciences Group, Inc., Fred E. Tannous and Bill Glaser on one hand and XCEL Healthcare, Inc., BioSelect Innovations, Inc. and respective shareholders dated December 14, 2001.

99.4

Employment Agreement, Loren Miles, January 1, 2005

99.10***

Form of Securities Purchase Agreement dated December 20, 2002 used in connection with private placement.

99.11***

Form of Stock Purchase Warrant used in connection with private placement.

99.12***

Form of Registration Rights Agreement dated December 20, 2002 used in connection with private placement.

99.13***

Term Sheet for April 2003 private placement

99.14***

Form of Registration Rights Agreement for April 2003 private placement

99.15***

Form of Stock Purchase Warrant for April 2003 private placement

99.16***

Form of Subscription Agreement for April 2003 private placement

_______________

(1)

Filed as an exhibit to our registration statement on Form SB-2 filed on December 11, 2000 (File No. 333-51628) and herein incorporated by reference.

(2)

Filed as an exhibit to our registration statement on Form SB-2 filed on January 22, 2001 (File No. 333-51628) and herein incorporated by reference.

(3)

Filed as an exhibit to our registration statement filed on Form S-8 filed on July 16, 2001 and herein incorporated by reference.

(4)

Filed as an exhibit to our Post-Effective Amendment No. 1 to Form S-8 Registration Statement filed on December 14, 2001 and herein incorporated by reference.

(5)

Filed as an exhibit to our current report on Form 8-K filed on October 24, 2001 and herein incorporated by reference.

(6)

Filed as an exhibit to our current report on Form 8-K filed on November 1, 2001 and herein incorporated by reference.

(7)

Filed as an exhibit to our current report on Form 8-K filed on December 31, 2001 and herein incorporated by reference.

(8)

Filed as an exhibit to our current report on Form 8-K filed on May 13, 2002 and herein incorporated by reference.

(9)

Filed as an exhibit to our Post-Effective Amendment No. 2 to Form S-8 Registration Statement filed May 24, 2002 and herein incorporated by reference.

(10)

Filed as an exhibit to our current report on Form 8-K filed on March 11, 2003 and herein incorporated by reference.

(11)

Filed as an exhibit to our Registration Statement (pre-effective Amendment No. 1) on Form SB-2 filed October 16, 2003, Registration Number 333-105407, and herein incorporated by reference.

(12)

Filed as an exhibit to our registration statement on Form SB2A filed May 24, 2004, Registration Number 333-111851, and herein incorporated by reference.

(13)

Filed as an exhibit to our registration statement on Form SB2A filed December 29, 2004, Registration Number 333-111851, and herein incorporated by reference.

*      Filed as an Exhibit to our Report under Form 10K, for the year ended December 31, 2002, filed on April 16, 2003 and herein incorporated by reference.

***   Filed as an exhibit to our registration statement on Form SB-2 filed May 20, 2003, Registration Number 333-105407, and herein incorporated by reference.

Item 28.

    Undertakings

The undersigned Registrant hereby undertakes:

(1)

To file, during any period in which offers or sales are being made, a post-effective amendment to this Registration Statement:

(a)

to include any prospectus required by Section 10(a)(3) of the Securities Act;

(b)

to reflect in the prospectus any facts or events arising after the effective date of this Registration Statement (or the most recent post-effective  amendment hereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in this Registration Statement.  Notwithstanding the foregoing, any increase or decrease in volume of securities offered (if the total dollar value of securities offered would not exceed that which was registered) and any deviation from the low or high end of the estimated maximum offering range may be reflected in the form of prospectus filed with the Commission pursuant to Rule 424(b), if in the aggregate, the changes in volume and price represent no more than a 20% change in the maximum aggregate offering  price set forth in the  “Calculation  of the Registration  Fee” table in the effective registration statement.

(c)

to include any material information with respect to the plan of distribution  not previously  disclosed in this Registration  Statement or any material  change to such information in this Registration Statement; provided, however, that the undertakings set forth in paragraph (a) and (b) above shall not apply if the information required to be included in a post-effective amendment by those paragraphs is contained in periodic reports filed by the Registrant pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 (the “Exchange Act”) that are incorporated by reference in this Registration Statement.

(2)

That, for the purpose of determining any liability under the Securities Act of 1933, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

(3)

To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of this offering.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act of 1933 and is, therefore, unenforceable.  In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act of 1933 and will be governed by the final adjudication of such issue.

The undersigned Registrant hereby undertakes that, for purposes of determining any liability under the Securities Act of 1933, each filing of the Registrant’s annual report pursuant to Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934 that is incorporated by reference in the Registration Statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

For purposes of determining any liability under the Securities Act of 1933, the information omitted from the form of prospectus filed as part of this Registration Statement in reliance upon Rule 430A and contained in a form of prospectus filed by the Registrant pursuant to Rule 424(b)(1) or (4) or 497(h) under the Securities Act of 1933 shall be deemed to be part of this Registration Statement as of the time it was declared effective.  For the purpose of determining any liability under the Securities Act of 1933, each post-effective that contains a form of prospectus shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant has duly caused this pre-effective Amendment No. 6 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Los Angeles, California, on the 14th day of June 2005.

Health Sciences Group, Inc.

By:   /s/ Fred E. Tannous

Fred E. Tannous

Chief Executive Officer,

Principal Financial and Accounting Officer,

and Co-Chairman

Pursuant to the requirements of the Securities Exchange Act of 1933, as amended, this Registration Statement has been signed by the following persons on behalf of the issuer in the capacities and on the dates indicated.

June 14, 2005

By:

   /s/ Fred E. Tannous

Fred E. Tannous

Chief Executive Officer,

Chief Financial Officer and Co-Chairman

June 14, 2005

By:

   /s/ Bill Glaser

Bill Glaser

President, Secretary, and Co-chairman

June 14, 2005

By:

   /s/ Duke Best

Duke Best, Controller

June 14, 2005

By:

   /s/ William T. Walker, Jr.

William T. Walker, Jr., Director

June 14, 2005

By:

   /s/ Sid L. Anderson

Sid L. Anderson, Director

June 14, 2005

By:

   /s/ Merrill A. McPeak

Merrill A. McPeak, Director